------------------------------------------------------------------------------


               ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1,
                                   as Issuer,


                                       and


                             LASALLE NATIONAL BANK,
                              as Indenture Trustee


                           -----------------------



                                    INDENTURE


                          Dated as of February 1, 1999



                           -----------------------


                         COLLATERALIZED MORTGAGE BONDS,
                                  SERIES 1999-1






------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.01  Definitions....................................................2
Section 1.02  Incorporation by Reference of Trust Indenture Act..............2
Section 1.03  Determination of LIBOR.........................................2
Section 1.04  Rules of Construction..........................................3


                                   ARTICLE II

                                    THE BONDS

Section 2.01  Form...........................................................4
Section 2.02  Initial Aggregate Bond Principal Amount; Classes; Terms........4
Section 2.03  Denominations..................................................5
Section 2.04  Execution, Authentication, Delivery and Dating.................5
Section 2.05  Registration of Transfer and Exchange of Bonds.................7
Section 2.06  Mutilated, Destroyed, Lost or Stolen Bonds.....................8
Section 2.07  Payment of Principal, Interest and Other Amounts...............8
Section 2.08  Persons Deemed Owners.........................................10
Section 2.09  Cancellation..................................................10
Section 2.10  Authentication and Delivery of Bonds..........................11
Section 2.11  Reserved......................................................13
Section 2.12  Book-Entry Bonds..............................................13
Section 2.13  Restrictions on Transfer of Bonds.............................14


                                   ARTICLE III

                              COVENANTS; WARRANTIES

            Section       3.01       Payment       of       Principal        and
Interest.............................16
Section 3.02  Maintenance of Office or Agency...............................16
Section 3.03  Money for Bond Payments to Be Held in Trust...................17
Section 3.04  Corporate Existence of Owner Trustee..........................18
Section 3.05  Trust Existence...............................................18
Section 3.06  Payment of Taxes and Other Claims.............................19
Section 3.07  Protection of Trust Estate....................................19
Section 3.08  Opinions as to Trust Estate...................................20
Section 3.09  Performance of Obligations....................................20
Section 3.10  Payment of Certain Fees.......................................20
Section 3.11  Negative Covenants............................................20
Section 3.12  Annual Statement as to Compliance.............................21
Section 3.13  Issuer May Consolidate, etc., Only on Certain Terms...........22
Section 3.14  Purchase of Bonds.............................................23
Section 3.15  Servicing Agreement...........................................23
Section 3.16  Covenants, Representations and Warranties of the Issuer.......26
Section 3.17  Investment Company Act........................................26


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.01  Satisfaction and Discharge of Indenture.......................27
Section 4.02  Application of Trust Money....................................27
Section 4.03  Repayment of Monies Held by Paying Agent......................28


                                    ARTICLE V

                       ISSUER EVENTS OF DEFAULT; REMEDIES

Section 5.01  Issuer Events of Default......................................28
Section 5.02  Acceleration of Maturity; Rescission and Annulment............30
Section 5.03  Collection of Indebtedness and Suits for Enforcement by
               Indenture Trustee............................................31
Section 5.04  Remedies......................................................33
Section 5.05  [Reserved]....................................................34
Section 5.06  Application of Money Collected................................35
Section 5.07  Limitation on Suits...........................................35
Section 5.08  Unconditional Right of Bondholders to Receive Principal
               and Interest.................................................36
Section 5.09  Restoration of Rights and Remedies............................36
Section 5.10  Rights and Remedies Cumulative................................37
Section 5.11  Delay or Omission Not Waiver..................................37
Section 5.12  Control by Bondholders........................................37
Section 5.13  Waiver of Past Issuer Defaults................................38
Section 5.14  Undertaking for Costs.........................................38
Section 5.15  Waiver of Stay or Extension Laws..............................39
Section 5.16  Sale of Trust Estate..........................................39
Section 5.17  Action on Bonds...............................................39


                                   ARTICLE VI

                  THE INDENTURE TRUSTEE AND THE FISCAL AGENT

Section 6.01  Certain Duties and Responsibilities...........................41
Section 6.02  Notice of Issuer Defaults.....................................43
Section 6.03  Certain Rights of Indenture Trustee...........................43
Section 6.04  The Indenture Trustee Not Responsible for Recitals or
               Issuance of Bonds............................................45
Section 6.05  The Indenture Trustee and the Fiscal Agent May Hold Bonds.....45
Section 6.06  Money Held in Trust...........................................45
Section 6.07  Compensation and Reimbursement................................45
Section 6.08  Eligibility; Disqualification.................................47
Section 6.09  Resignation and Removal; Appointment of Successor.............48
Section 6.10  Acceptance of Appointment by Successor........................50
Section 6.11  Merger, Conversion, Consolidation or Succession to
               Business.....................................................51
Section 6.12  Preferential Collection of Claims against the Issuer..........51
Section 6.13  Separate Trustees and Co-Trustees.............................51
Section 6.14  Appointment of Custodians.....................................53
Section 6.15  Inspection and Copying of Certain Documents...................53
Section 6.16  Representations and Warranties of the Indenture Trustee.......54


                                   ARTICLE VII

                          BONDHOLDER LISTS AND REPORTS

Section 7.01  Issuer to Furnish Indenture Trustee Names and Addresses
               of Bondholders...............................................55
Section 7.02  Preservation of Information; Communications to
               Bondholders..................................................55
Section 7.03  Reports by Indenture Trustee..................................56
Section 7.04  SEC Reporting.................................................56
Section 7.05  Report by Issuer..............................................56
Section 7.06  Statements to Bondholders.....................................57


                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01  Payment Account...............................................59
Section 8.02  Other Accounts................................................60
Section 8.03  Release of Trust Estate.......................................60
Section 8.04  Opinion of Counsel............................................61


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.01  Supplemental Indentures Without Consent of Bondholders........62
Section 9.02  Supplemental Indentures With Consent of Bondholders...........63
Section 9.03  Reserved......................................................64
Section 9.04  Delivery of Supplements and Amendments........................64
Section 9.05  Execution of Supplemental Indentures..........................64
Section 9.06  Effect of Supplemental Indentures.............................65
Section 9.07  Conformity with Trust Indenture Act...........................65
Section 9.08  Reference in Bonds to Supplemental Indentures.................65


                                    ARTICLE X

                                    PAYMENTS

Section 10.01 Payment of Principal and Interest.............................65


                                   ARTICLE XI

       OPTIONAL REDEMPTION OF BONDS BY THE OWNERSHIP CERTIFICATEHOLDER

Section 11.01 Optional Redemption by the Ownership Certificateholder........73
Section 11.02 Form of Optional Redemption Notice............................73
Section 11.03 Bonds Payable on Redemption Date..............................74


                                   ARTICLE XII

                              BONDHOLDERS' MEETING

Section 12.01 Purposes for Which Meetings May Be Called.....................74
Section 12.02 Manner of Calling Meetings....................................75
Section 12.03 Call of Meeting by the Indenture Trustee or Bondholders.......75
Section 12.04 Who May Attend and Vote at Meetings...........................75
Section 12.05 Regulations May Be Made by Indenture Trustee..................75
Section 12.06 Manner of Voting at Meetings and Records To Be Kept...........76
Section 12.07 Exercise of Rights of Indenture Trustee and Bondholders
               Not to be Hindered or Delayed................................77


                                  ARTICLE XIII

                        MORTGAGE COLLATERAL AND SERVICING

Section 13.01 Delivery of Mortgage Collateral...............................77
Section 13.02 Servicing and Administration of the Pledged Mortgage
               Loans........................................................79
Section 13.03 Releases of Pledged Mortgage Loans and REO Properties.........79
Section 13.04 Certain Designations of the Master Servicer and the
               Special Servicer.............................................79


                                   ARTICLE XIV

                                  MISCELLANEOUS

Section 14.01 Compliance Certificates and Opinions, etc.....................80
Section 14.02 Form of Documents Delivered to Indenture Trustee..............81
Section 14.03 Acts of Bondholders...........................................82
Section 14.04 Notice, etc., to Indenture Trustee and Issuer.................82
Section 14.05 Notices to Bondholders; Notification Requirements and
               Waiver.......................................................83
Section 14.06 Alternate Payment and Notice Provisions.......................83
Section 14.07 Conflict with Trust Indenture Act.............................83
Section 14.08 Effect of Headings and Table of Contents......................84
Section 14.09 Successors and Assigns........................................84
Section 14.10 Separability Clause...........................................84
Section 14.11 Benefits of Indenture.........................................84
Section 14.12 Legal Holidays................................................84
Section 14.13 Governing Law.................................................84
Section 14.14 Execution Counterparts........................................85
Section 14.15 Recording of Indenture........................................85
Section 14.16 Trust Obligation..............................................85
Section 14.17 No Petition...................................................85
Section 14.18 Inspection....................................................86
Section 14.19 Usury.........................................................86
Section 14.20 Notice to Issuer, the Indenture Trustee and Certain Other
               Persons......................................................86
Section 14.21 Tax Treatment.................................................88
Section 14.22 Streit Act....................................................88
Section 14.23 Notices to Rating Agencies....................................88

EXHIBITS

      Annex 1        Defined Terms
      Schedule I     Mortgage Loan Schedule
      Exhibit A-1    Form of Class A-1 Bond
      Exhibit A-2    Form of Class A-2 Bond
      Exhibit A-3    Form of Class S Bond
      Exhibit A-4    Form of Class A-3 Bond
      Exhibit A-5    Form of Class B Bond
      Exhibit A-6    Form of Class C Bond
      Exhibit A-7    Form of Class D Bond
      Exhibit A-8    Form of Class X Bond
      Exhibit A-9    Form of Class E Bond
      Exhibit A-10   Form of Class F Bond
      Exhibit A-11   Form of Class G Bond
      Exhibit A-12   Form of Class H Bond
      Exhibit B      Form of Indenture Trustee's Report
      Exhibit C      [Reserved]
      Exhibit D-1    Form of Transferee Letter (for exempted Transferees)
      Exhibit D-2    Form of Transferee Letter (for Rule 144A Transferees)
      Exhibit E      [Reserved]
      Exhibit F      [Reserved]
      Exhibit G      [Reserved]
      Exhibit H      Class S Scheduled Payments
      Exhibit I      Class X Scheduled Payments

                                    INDENTURE

                                    RECITALS

            INDENTURE dated as of February 1, 1999 ("Indenture") between ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1, as Issuer, and LASALLE NATIONAL BANK, as Indenture Trustee.

                              PRELIMINARY STATEMENT


            The Issuer is a trust organized by the Depositor pursuant to the Deposit Trust Agreement. The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Collateralized Mortgage Bonds, Series 1999-1, Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D, Class X, Class E, Class F, Class G and Class H. The Bonds are issuable as provided in this Indenture.

            All covenants and agreements made by the Issuer in this Indenture are for the benefit and security of the Holders of the Bonds. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All things necessary to cause the Bonds, when the Bonds are executed by the Issuer and authenticated and delivered by the Indenture Trustee as provided herein, to constitute the valid and legally binding obligations of the Issuer enforceable in accordance with their terms, and to cause this Indenture to constitute a valid and legally binding agreement of the Issuer enforceable in accordance with its terms, have been satisfied.

                                GRANTING CLAUSES

            The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Bonds to secure the obligations of the Issuer hereunder and under the terms of the Bonds, a senior lien and first priority security interest in all of the Issuer's right, title and interest in and to any and all benefits accruing to the Issuer from the Trust Estate.

            The Indenture Trustee acknowledges such Grant, accepts the Trust hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required.

            AND IT IS HEREBY COVENANTED AND DECLARED that the Bonds are to be authenticated and delivered by the Indenture Trustee, that the Trust Estate is to be held by or on behalf of the Indenture Trustee and that monies in the Trust Estate are to be applied by the Indenture Trustee for the benefit of the Bondholders, subject to the further covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby represent and warrant, and covenant and agree, to and with the Indenture Trustee, for the equal and proportionate benefit and security of each Bondholder, as follows:


                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            Section 1.01 Definitions.

            Whenever used in this Indenture, including in the Recitals, the Preliminary Statement and the Granting Clauses, all capitalized terms not defined herein shall have the meanings specified in Annex 1 hereto, unless the context requires otherwise.

            Section 1.02 Incorporation by Reference of Trust Indenture Act.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "indenture securities" means the Bonds;

            "indenture security holder" means a Bondholder;

            "indenture to be qualified" means this Indenture;

            "indenture trustee" or "institutional trustee" means the Indenture Trustee; and

            "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

            All other TIA terms used, but not expressly defined, in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the respective meanings assigned to them by such definitions.

            Section 1.03 Determination of LIBOR.

            One-Month LIBOR applicable to the calculation of the Bond Interest Rates on the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds for any Interest Accrual Period will be determined by the Indenture Trustee on each LIBOR Rate Adjustment Date as follows:

            For any Interest Accrual Period, the rate for United States dollar deposits for one month which appears on the Dow Jones Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period (a "LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the Master Servicer) as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Bond
Principal Amounts of the Offered Bonds (other than the Class S Bonds) then Outstanding. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If, on such date, fewer than two quotations are provided, as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Master Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Bond Principal Amounts of the Offered Bonds (other than the Class S Bonds) then Outstanding. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Interest Accrual Period. One-Month LIBOR for the first Interest Accrual Period shall equal 4.965%.

            The establishment of One-Month LIBOR by the Indenture Trustee on any LIBOR Rate Adjustment Date and the Indenture Trustee's subsequent calculation of the Bond Interest Rates applicable to the Bonds for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

            Promptly following each LIBOR Rate Adjustment Date, the Indenture Trustee shall supply the Master Servicer with the results of its determination of One-Month LIBOR on such date.

            Section 1.04 Rules of Construction.

            (a) The definition of any term in this Indenture shall be equally applicable to the singular and plural forms of such term and to the masculine, feminine and neuter genders of such term. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole, and not to any particular Article, Section or other subdivision.

            (b) References herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Indenture (if the reference is contained in this Indenture).

            (c) A reference  to a  Subsection  without  further  reference  to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions.

            (d) The word "or", as used herein, is not exclusive.

            (e) Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

            (f)  The  words  "include"  and   "including"   shall  mean  without
limitation by reason of enumeration and shall be construed to be followed by the words "without limitation".

            (g) The pronouns used herein are used in the masculine and neuter genders but shall be construed as feminine, masculine or neuter, as the context requires.


                                   ARTICLE II

                                    THE BONDS

            Section 2.01 Form.

            The Bonds shall be designated as the "ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1". Each Class of Bonds shall be in substantially the form set forth in Exhibits A-1 through A-12 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may be required by any applicable regulation (whether proposed, temporary or final) promulgated pursuant to the Code, including any legend required in respect of original issue discount on any Bond or Class, as applicable, or as may, consistently herewith, be determined to otherwise be necessary, appropriate or convenient by the Issuer, as evidenced by its execution of the Bonds. Any portion of the text of any Bond may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Bond.

            The Definitive Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner permitted by the rules of any securities exchange on which the Bonds may be listed, all as determined by the Issuer, as evidenced by its execution of such Bonds.

            The terms of the Bonds are set forth in Exhibits A-1 through A-12 hereto. The terms of each Class of Bonds are part of the terms of this Indenture.

            Section 2.02  Initial  Aggregate  Bond  Principal  Amount;  Classes;
Terms.

            (a) Each Class of Bonds (other than the Class S, Class X and Class H Bonds) shall bear interest, such interest to commence accruing on the Closing Date (with respect to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds), or February 1, 1999 (with respect to the Class F and Class G Bonds). In the case of each such Class of Bonds, such interest shall accrue during each Interest Accrual Period, in accordance with Section 2.07(b) hereof, at the applicable Bond Interest Rate on the aggregate unpaid Bond Principal Amount of such Class of Bonds Outstanding immediately prior to the related Payment Date. The interest accrued in respect of each Class of Bonds (other than the Class S, Class X and Class H Bonds) during any Interest Accrual Period will be due and payable thereon on the related Payment Date and, to the extent not paid in full on such Payment Date, on each succeeding Payment Date until paid in full, plus any accrued and unpaid interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate.

            (b) The respective Classes of Bonds will be issued on the Closing Date in the aggregate Bond Principal Amounts set forth in Section 2.04 hereof. The aggregate Bond Principal Amount of any Class of Bonds and the Bond Principal Amount of any particular Bond of such Class will be reduced only by actual payments of principal (or, in the case of the Class S Bonds, payments in respect of Class S Distributable Amounts, Class S Shortfalls and the Class S Early Termination Amount, or in the case of the Class X Bonds, Class X Scheduled Payments, Class X Distributable Amounts and the Class X Early Termination Amount) made thereon on any Payment Date.

            (c) Each Bond of a particular Class shall rank pari passu with each other Bond of such Class and be equally and ratably secured by the Trust Estate with each other Bond of such Class.

            (d) This Indenture shall evidence a continuing lien on and security interest in the Trust Estate to secure the full payment of the principal of, interest on and other amounts due and payable on all the Bonds from time to time, which payments, in the case of any Class of Bonds, shall in all respects be equally and ratably secured hereby without preference, priority or distinction on account of the actual time or times of the authentication and delivery of the Bonds of such Class.

            (e) The Bonds shall be authenticated and delivered to or at the direction of the Issuer by the Indenture Trustee only upon satisfaction of the conditions set forth in Section 2.10(a) hereof.

            Section 2.03 Denominations.

            The Bonds shall be issuable only in denominations of $100,000, and in whole dollar denominations in excess thereof.

            Notwithstanding the preceding paragraph, if Definitive Bonds are issued with respect to any Class of Book-Entry Bonds, such Definitive Bonds shall be issuable only in denominations of $100,000 and any whole dollar denomination in excess thereof.

            Section 2.04 Execution, Authentication, Delivery and Dating.

            (a)  Subject  to the  satisfaction  of the  conditions  set forth in
Section 2.02 and 2.10 hereof, the Indenture Trustee shall upon Issuer Order authenticate and deliver twelve Classes of Bonds. The Bonds will be issued with the following initial Bond Principal Amounts: Class A-1, $100,000,000; Class A-2, $94,831,000; Class S, $12,150,000; Class A-3, $17,447,000; Class B,
$11,631,000;  Class C, $14,539,000;  Class D, $13,085,000;  Class X, $2,700,000;
Class E,  $4,361,000;  Class F, $8,723,000;  Class G,  $5,815,000;  and Class H,
$7,269,000. The aggregate unpaid principal amounts of such Classes of Bonds Outstanding at any time may not exceed such respective amounts. The initial Bond Principal Amount of the Class S Bonds is equal to the aggregate of the Class S Scheduled Payments. The initial Bond Principal Amount of the Class X Bonds is equal to the aggregate of the Class X Scheduled Payments. The Bonds that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated March 10, 1999. All other Bonds that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication.

            (b) The Bonds shall be executed by manual or facsimile signature on behalf of the Issuer by any Authorized Officer of the Owner Trustee. Bonds bearing the manual or facsimile signatures of individuals who were at such time the Authorized Officers of the Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds. No Bond shall be entitled to any benefit under this Indenture, or be valid for any purpose, however, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature, and such certificate of authentication upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

            (c) The Indenture Trustee may, at its option, appoint one or more agents (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Bonds in connection with transfers and exchanges under Sections 2.05 and 2.06, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate the Bonds. For all purposes of this Indenture, the authentication of Bonds by an Authenticating Agent shall be deemed to be the authentication of Bonds "by the Indenture Trustee".

            Any corporation, bank, trust company or association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation, bank, trust company or association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation, bank, trust company or association.

            Any  Authenticating  Agent may at any time resign by giving  written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may, or at the direction of the Issuer shall, promptly
appoint  a  successor   Authenticating   Agent,  give  written  notice  of  such
appointment  to  the  Issuer  and  give  notice  of  such   appointment  to  the
Bondholders.

            The Indenture Trustee shall be responsible for any compensation and expenses of an Authenticating Agent appointed hereby and shall not be relieved of responsibility for the timely performance of any of its duties and obligations under this Indenture by reason of the appointment of an Authenticating Agent.

            Section 2.05 Registration of Transfer and Exchange of Bonds.

            (a) The Indenture Trustee, on behalf of the Issuer, shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Indenture Trustee, on behalf of the Issuer, shall provide for the registration of Bonds and of transfers and exchanges of Bonds as herein provided. The Indenture Trustee shall serve as "Bond Registrar" for the purpose of registering Bonds and transfers and exchanges of Bonds as herein provided. Upon any resignation or removal of the Indenture Trustee as provided herein, the successor trustee shall immediately succeed to its predecessor's duties as Bond Registrar.

            (b) Subject to any applicable restrictions on transfer provided for in Section 2.13 herein, upon surrender for registration of transfer of any Bond at the office designated by the Issuer pursuant to Section 3.02, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same Class in authorized denominations representing a like aggregate Bond Principal Amount.

            (c) At the option of any Holder, its Bonds may be exchanged for other Bonds of the same Class in different authorized denominations representing a like aggregate Bond Principal Amount, upon surrender of the Bonds to be exchanged at the office designated by the Issuer pursuant to Section 3.02. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Bonds which the Bondholder making the exchange is entitled to receive.

            (d) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

            (e) Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the Holder thereof or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange.

            (f) No service charge shall be imposed for any registration of transfer or exchange of Bonds pursuant to this Section 2.05, but the Indenture Trustee or any other Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer or exchange of Bonds.

            Section 2.06 Mutilated, Destroyed, Lost or Stolen Bonds.

            If (i) any mutilated Bond is surrendered to the Issuer or the Indenture Trustee, or the Issuer and the Indenture Trustee receive evidence to their satisfaction of the destruction (including mutilation tantamount to destruction), loss or theft of any Bond and the ownership thereof, and (ii) there is delivered to the Issuer and the Indenture Trustee such security or indemnity as may be reasonably required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Issuer or the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of like Class, tenor and denomination registered in the same manner, dated the date of its authentication and bearing a number not contemporaneously Outstanding. If, after the delivery of such new Bond, a bona fide purchaser of the Predecessor Bond presents for payment or transfer such Predecessor Bond, the Issuer and the Indenture Trustee shall be entitled to recover such new Bond from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Indenture Trustee in connection therewith. If any such mutilated, destroyed, lost or stolen Bond shall have become, or within seven days shall be, due and payable, or shall have been selected or called for redemption, instead of issuing a new Bond, the Issuer may pay such Bond when so due or payable or upon the Redemption Date without surrender thereof, except that any mutilated Bond shall be surrendered.

            Upon the issuance of any new Bond under this Section 2.06, the Issuer, the Indenture Trustee or any other Bond Registrar may require payment of an amount sufficient to pay or discharge any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Authenticating Agent and the Bond Registrar) in connection therewith.

            Every new Bond issued pursuant to this Section 2.06 in lieu of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by any Person, and such new Bond shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds of the same Class duly issued hereunder.

            The provisions of this Section 2.06 are exclusive and shall preclude (to the extent permitted by applicable Law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

            Section 2.07 Payment of Principal, Interest and Other Amounts.

            (a) Except as otherwise provided in Section 2.07(e) below, any installment of principal of, interest on or any other amount payable on any Bonds on any Payment Date or Redemption Date (whether such installment of principal of, interest on or such other amount is being punctually paid or duly provided for by the Issuer on such date or is overdue as of such date) shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date for such Payment Date or Redemption Date. In the case of Bonds other than Book-Entry Bonds, such payment shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in the request. Any permitted request for receipt of wire transfers shall remain effective until modified or rescinded by the Holder that requested such wire transfers. In the case of Book-Entry Bonds, such payment shall be made by wire transfer to the Depository in immediately available funds.

            (b) All computations of interest due with respect to any Bond (other than the Class H Bonds) shall be made as provided in this Section 2.07(b) and on the basis of (i) in the case of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds, the actual number of days elapsed in the applicable Interest Accrual Period and a 360-day year, and (ii) in the case of the Class S (with respect to Class S Shortfalls), Class X (with respect to Class X Shortfalls), Class F and Class G Bonds, twelve 30-day months and a 360-day year. Each Class that bears interest shall accrue such interest at the applicable Bond Interest Rate on the applicable aggregate unpaid Bond Principal Amount and, in the case of the Class S and Class X Bonds, such Class shall accrue interest on the unpaid Class S Shortfalls or Class X Shortfalls, as applicable. Interest due and payable on a Payment Date will be equal to the amount of unpaid interest that will have accrued hereunder during the Interest Accrual Period related to such Payment Date.

            (c) The principal of each Bond shall be payable in installments commencing on March 25, 1999 and ending no later than the Stated Maturity Date thereof, if any, unless such Bond becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. On each Payment Date, payments of principal of such Bonds shall be allocated among the respective Classes of such Bonds in accordance with the provisions of either
Section 10.01(b) or Section 10.01(c) of this Indenture, as applicable, and shall be allocated among such Bonds of each such Class entitled to some or all of such payments of principal on a pro rata basis. All reductions in the principal amount of such Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Payment Date or Redemption Date shall be binding upon all future Holders of such Bond and of any such Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such principal payment is noted on such Bond. With respect to the Class S Bonds and Class X Bonds, any payments representing Distributable Amounts, Shortfall Amounts (excluding interest thereon) or Early Termination
Amounts applicable to such Classes shall be deemed to be a reduction in the principal amount of such Bond.

            (d) The Redemption Price, or the final installment of principal of any Bond, shall be paid only upon presentation and surrender of such Bond on or after the related Redemption Date or Payment Date, as the case may be, at the Corporate Trust Office pursuant to Section 3.02.

            Whenever, on the basis of payments, collections and/or distributions on the Mortgage Collateral securing the Bonds received during any applicable period, the entire remaining unpaid Bond Principal Amount of any Class will become due and payable on the next Payment Date or Redemption Date, as applicable, the Paying Agent shall notify the Persons in whose name the Bonds of such Class are registered as of the close of business on the Record Date prior to such Payment Date or Redemption Date that such final installment is expected to be paid on such Payment Date or Redemption Date, as the case may be, and that any and all interest in respect of the Bonds will cease to accrue as of the end of the corresponding Interest Accrual Period for such Payment Date or Redemption Date, as the case may be. Such notice shall be mailed no later than the third day prior to such Payment Date or Redemption Date and shall contain the information set forth in, and be mailed in accordance with, Section 11.02.

            (e) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Bonds, if the Bonds have become or been declared due and payable following an Issuer Event of Default pursuant to
Section 5.02 and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on such Bonds shall be made in accordance with Section 5.06.

            (f) The Bonds are nonrecourse obligations solely of the Issuer and will not be insured or guaranteed by any governmental instrumentality, the Depositor or any Affiliate thereof or any other person or entity, and will be payable only from the Collateral Granted hereunder. Each Bondholder and the holders of any Bonds now or in the future issued by the Issuer will be deemed to have agreed that they have no rights or claims against the Issuer directly and may only look to the Trust Estate related to the issuance of such Bonds to satisfy the Issuer's obligations hereunder.

            (g) As a condition to the payment of principal of and interest on any Bond that may be beneficially owned by a Non-U.S. Person, without the imposition of United States withholding tax, the Indenture Trustee shall require certification or satisfaction of such other procedures as are acceptable to it and the Bond Registrar to enable the Indenture Trustee, the Bond Registrar and any Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Bond under any present or future Law or regulation of the United States or any present or future Law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such Law or regulation.

            Section 2.08 Persons Deemed Owners.

            Prior to due presentation for registration of transfer of any Bond, the Issuer, the Indenture Trustee and any Agent thereof shall treat the Person in whose name any Bond is registered (a) on any Record Date, for the purpose of receiving payments of principal of and interest on such Bond (subject to Section 2.07) and (b) on any other date for any other purpose, as the owner (whether or not such Bond be overdue as to any payment thereon), and none of the Issuer, the Indenture Trustee or any Agent thereof shall be affected by notice to the contrary.

            Section 2.09 Cancellation.

            All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any person other than the Bond Registrar, be delivered to and promptly canceled by the Bond Registrar. The Issuer may at any time deliver to the Bond Registrar for cancellation any Bonds previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly canceled by the Bond Registrar. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section 2.09, except as expressly permitted by this Indenture. All canceled Bonds shall be held by the Bond Registrar in accordance with its standard retention policy unless the Issuer shall direct by an Issuer Order that they be returned to it.

            Section 2.10 Authentication and Delivery of Bonds.

            (a) Bonds shall be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon the same shall be authenticated and delivered to or at the direction of the Issuer by the Indenture Trustee on the Closing Date, but only upon satisfaction of the following conditions:

            (i) Issuer Order. The Issuer shall have delivered to the Indenture Trustee an Issuer Order authorizing the execution, authentication and delivery of the Bonds, the Indenture and any agreements to be executed by the Indenture Trustee with respect to such Bonds and specifying the Classes and their respective Stated Maturities, if any, initial aggregate Bond Principal Amounts, initial Bond Interest Rates, if any, and ratings, if any, assigned by the designated Rating Agency or Rating Agencies.

            (ii) Other Agreements. The Indenture, the Deposit Trust Agreement and the Servicing Agreement shall have been executed by all parties thereto.

            (iii) Rating Agency Confirmation. The Issuer shall have delivered to the Indenture Trustee written confirmation (which need not be addressed to the Indenture Trustee) from each designated Rating Agency that it has assigned to the Class or Classes rated by it the ratings specified in the Issuer Order referred to in clause (i) above. (iv) Opinions. Opinions of Counsel addressed to the Indenture Trustee shall have been delivered to the effect that:

                  (A) the Owner  Trustee  has power and  authority  to  execute, deliver and perform the Deposit Trust Agreement and to consummate the transactions contemplated thereby;

                  (B) the Issuer has been duly formed,  is validly existing as a business trust under the Business Trust Statute and has power and authority to execute and deliver this Indenture, the Administration Agreement, and the Servicing Agreement;

                  (C) assuming due authorization,  execution and delivery hereof by the Indenture Trustee, the Indenture is the valid, legal and binding agreement of the Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to the creditors' rights generally and to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a Proceeding in equity or at law) and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

                  (D) upon due  authorization,  execution  and  delivery of this
            Indenture by each party hereto, and due execution, authentication, and delivery of the Bonds, such Bonds will be legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to creditors' rights generally, and to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be validly issued and outstanding and entitled to the benefits of the Indenture;

                  (E) under the  Business  Trust  Statute and the Deposit  Trust
            Agreement the Issuer is authorized to Grant the Collateral to the Indenture Trustee as security for the Bonds;

                  (F)  the  conditions   precedent  to  the  authentication  and
            delivery of the Bonds as set forth in this Indenture have been complied with;

                  (G) on the Closing Date, the Issuer shall cause to be furnished to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, this Indenture has been properly recorded and filed so as to make effective the lien intended to be created thereby, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien effective; and

                  (H) any other matters as the Indenture  Trustee may reasonably request;

            (v)  Officer's  Certificate.   An  Officer's  Certificate  shall  be
     delivered to the Indenture Trustee stating that:

                  (A) the Issuer is not in default under this  Indenture and the issuance of the Bonds applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Deposit Trust Agreement, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Bonds applied for have been complied with;

                  (B) the Issuer is the owner of the Collateral, has not assigned any interest or participation in the Collateral (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant the Collateral to the Indenture Trustee;

                  (C) the Issuer has Granted to the Indenture Trustee all of its
            right, title and interest in and to the Collateral, and has delivered or caused the same to be delivered to the Indenture Trustee; and

                  (D) all  conditions  precedent  provided for in this Indenture relating to the authentication of the Bonds have been complied with; and

            (vi) Fair Value  Certificate.  A fair value certificate  pursuant to
     Section 314(d) of the Trust Indenture Act shall be delivered to the Indenture Trustee.

            Section 2.11 Reserved.

            Section 2.12 Book-Entry Bonds.

            (a) The Offered Bonds, other than the Class D and Class E Bonds, will initially be issued as Book-Entry Bonds. The Class D and Class E Bonds will initially be issued as Definitive Bonds but may, thereafter, be issued as Book-Entry Bonds. The Bonds of each Class of Book-Entry Bonds shall be registered in the name of the Depository or its nominee and, except as provided in Section 2.12(c), transfer of such Bonds may not be registered by the Bond Registrar unless such transfer is to a successor Depository that agrees to hold such Bonds for the respective Bond Owners with Ownership Interests therein. The Issuer hereby designates The Depository Trust Company, at 55 Water Street, New York, New York 10004, as the initial Depository for the Book-Entry Bonds. The Bonds representing each Class of the Book-Entry Bonds shall be registered in the name of the nominee of the Depository. Owners of Book-Entry Bonds shall hold and transfer their respective Ownership Interests in and to such Bonds through the book-entry facilities of the Depository and, except as provided in Section 2.12(c), shall not be entitled to physical, fully registered Bonds (each, a "Definitive Bond") in respect of such Ownership Interests. All transfers by Bond Owners of their respective Ownership Interests in the Book-Entry Bonds shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Bond Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Bonds of Bond Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (b) The Issuer, the Indenture Trustee and any agent of either may for all purposes, including the making of payments due on the Book-Entry Bonds, deal with the Depository as the authorized representative of the Bond Owners with respect to such Bonds for the purposes of exercising the rights of Bondholders hereunder. The rights of Bond Owners with respect to the Book-Entry Bonds shall be limited to those established by Law and agreements between such Bond Owners and the Depository Participants and brokerage firms representing such Bond Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Bonds with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Bond Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Bondholders and shall give notice to the Depository of such record date.

            (c) If (i) the Issuer advises the Indenture Trustee and the Bond Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to any Class of Book-Entry Bonds, and the Issuer is unable to locate a qualified successor, or (ii) the Issuer at its option advises the Indenture Trustee and the Bond Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to any Class of Book-Entry Bonds (or any portion of any Class thereof), the Indenture Trustee shall notify all affected Bond Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Bonds to such Bond Owners requesting the same. Upon surrender to the Bond Registrar of any Class of Book-Entry Bonds (or any portion of any Class thereof) by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Definitive Bonds in the respective Bond Principal Amounts owned by the individual Bond Owners of such Class (or portion thereof) to the Bond Owners identified in such instructions. None of the Issuer, the Indenture Trustee or any Agent thereof shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bonds for purposes of evidencing ownership of any Book-Entry Bonds, the registered holders of such Definitive Bonds shall be recognized as Bondholders hereunder and, accordingly, shall be entitled directly to all benefits associated with such Definitive Bond and to transfer and exchange such Definitive Bonds.

            Section 2.13 Restrictions on Transfer of Bonds.

            (a) No transfer, sale, pledge or other disposition of any Private Bond or interest therein, shall be made unless (i) that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities Laws, or is otherwise made in accordance with the Securities Act and such state securities Laws and (ii) for so long as any Offered Bond is Outstanding, either
(A) such Private Bond is transferred, sold, pledged or otherwise disposed of together with all other Outstanding Private Bonds and the Ownership Certificate to a REIT or a QRS that has provided to the Bond Registrar a certificate to the effect that it is a REIT or a QRS, as applicable, or (B) the transfer, sale, pledge or other disposition of such Private Bond would not cause the Issuer to be treated as a separate association taxable as a corporation, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee. If a transfer of any Private Bond is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Issuer or one of its Affiliates), then the Bond Registrar shall refuse to register such transfer unless it receives (and upon receipt, it may conclusively rely upon) either: (i) a certificate from such Bondholder's prospective
Transferee substantially in the form of either Exhibit D-1 or Exhibit D-2 hereto; as applicable, or (ii) an Opinion of Counsel satisfactory to the Issuer and the Bond Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective Transferee on which such Opinion of Counsel is based. None of the Issuer, the Depositor, the Indenture Trustee, the Administrator, the Owner Trustee or the Bond Registrar is obligated to register or qualify any Class of Private Bonds under the Securities Act or any other securities Law or to take any action not otherwise required under this Indenture to permit the transfer of any Private Bond or interest therein without registration or qualification. Any Holder of a Private Bond desiring to effect a transfer of such Private Bond or interest therein shall, and does hereby agree to, indemnify, the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee, the Fiscal Agent and the Bond Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state Laws.

            Notwithstanding anything in this Section 2.13 to the contrary, each Private Bond may be transferred in a Financing Transaction (as defined in the Holding Trust Agreement) pursuant to the provisions of Section 2.6 of the Holding Trust Agreement without having to satisfy the conditions for transfer set forth in this Section 2.13; provided, however, that the transfer of such Private Bond shall not be registered by the Bond Registrar in the Bond Register unless and until all the conditions required for transfer set forth in this
Section 2.13 have been satisfied.

            As of the Closing Date, the Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D and Class E Bonds will constitute Registered Bonds, and the Class X, Class F, Class G and Class H Bonds will constitute Private Bonds.

            (b) No transfer, sale, pledge or other disposition of any Bond or interest therein shall be made unless:

            (i)  With  respect  to an Offered  Bond,  or a  beneficial  interest therein, each transferee of any such Bond that is a Plan, or is a person acting on behalf of or investing the assets of a Plan, shall be deemed to represent that the relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: ERISA Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

            (ii) With respect to a Private Bond, or a beneficial interest therein, the transferee shall represent by a certification addressed to the Bond Registrar and the Issuer substantially to the effect that it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with the assets of a Plan.

            (c) If a Person is acquiring any Bond or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Bond Registrar (or, in the case of an interest in a Bond that constitutes a Book-Entry Bond, to the Bond Owner that is transferring such interest) a certification to the effect that, and such other evidence as may be reasonably required by the Indenture Trustee (or such Bond Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in subsections (a) and (b), as applicable, of this Section 2.13. (d) Neither the Indenture Trustee nor the Bond Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction or transfer imposed under Article II of this Agreement or under applicable law with respect to any transfer of any Bond, or any interest therein, other than to require delivery of the certification(s) and/or Opinions of Counsel described in
Article II applicable with respect to changes in registration of record ownership of Bonds in the Bond Register. The Indenture Trustee and the Bond Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Depository or between or among Depositary Participants or Bond Owners made in violation of applicable restrictions.

                                   ARTICLE III

                              COVENANTS; WARRANTIES

            Section 3.01 Payment of Principal and Interest.

            Subject to Section 2.07(c), the Issuer will duly and punctually pay (or will cause to be paid duly and punctually) the principal of, interest on and other amounts in respect of the Bonds in accordance with the terms of the Bonds and this Indenture. The Issuer will cause to be paid all amounts on deposit in the Payment Account on each Payment Date deposited therein pursuant to Section
8.01 hereof for the benefit of the Bondholders. Amounts properly withheld under the Code by any Person from a payment to any Bondholder of interest and principal shall be considered as having been paid by the Issuer to such Bondholder for all purposes of this Indenture. The Bonds shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral, as provided in this Indenture. The Issuer shall not otherwise be liable for payments on the Bonds.

            Section 3.02 Maintenance of Office or Agency.

            The Issuer hereby appoints the Indenture Trustee at the Corporate Trust Office as the place where Bonds may be presented or surrendered for payment, where Bonds may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Indenture Trustee shall give prompt written notice to the Bondholders and the Issuer of the location, and of any change in the location, of any such office or agency.

            The Issuer may also from time to time designate one or more other offices or agencies outside the continental United States where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth in the preceding paragraph. The Issuer shall give prompt written notice to the Indenture Trustee and Bondholders of any such designation or rescission and of any change in the location of such office or agency.

            Section 3.03 Money for Bond Payments to Be Held in Trust.

            All payments of amounts due and payable with respect to any Bonds which are to be made from amounts withdrawn from the Payment Account pursuant to
Section 8.01(b) shall be made on behalf of the Issuer by the Indenture Trustee or another Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Bonds shall be paid over to the Issuer except as provided in this Section 3.03 or as provided in Section 5.06 or 8.01.

            Any Paying Agent (other than the Indenture Trustee) shall be appointed by the Indenture Trustee pursuant to Issuer Order. Each Paying Agent must, at the time of such appointment, meet the qualification and eligibility standards for an indenture trustee set forth in Section 6.08. If, either (i) no other Paying Agent shall have been so appointed and shall have executed and delivered the instrument provided for in the second following paragraph or (ii) any such other Paying Agent shall have resigned or been discharged without a successor having been so appointed and having executed and delivered the instrument provided for in the second following paragraph, then the Indenture Trustee shall be the Paying Agent.

            Whenever the Indenture Trustee, on behalf of the Issuer shall have one or more Paying Agents, the Indenture Trustee will deliver or contract to have delivered to such Paying Agent or Paying Agents (subject to Section 2.07(g)), on or before the Business Day next preceding each Payment Date or Redemption Date, an aggregate sum sufficient to pay the amounts then becoming due with respect to the Bonds, such sum to be deposited in the Payment Account and held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Indenture Trustee) the Indenture Trustee will promptly notify the Issuer of the Indenture Trustee's action or failure so to act. Any monies deposited with a Paying Agent, other than the Indenture Trustee, in excess of an amount sufficient to pay the amounts then becoming due and payable on the Bonds with respect to which such deposit was made shall be retained by such Paying Agent or Agents for application in accordance with Article VIII.

            The Indenture Trustee will cause each such Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

            (i) hold all sums received by it for the payment of Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will pay such sums to such Persons as herein provided;

            (ii) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuer in the making of any payment required to be made;

            (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, if such Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

             (iv) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the successor Paying Agent all sums held by it in trust for the payment of Bonds if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

            (v) comply with all requirements imposed upon it under the Code with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trust as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease; provided however, that the Issuer or such Paying Agent shall cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York and in the city in which the Corporate Trust Office is then located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Issuer (the cost of such publication to be paid out of such unclaimed funds or, if that is prohibited by Law, by the Issuer).

            Section 3.04 Corporate Existence of Owner Trustee.

            (a) Subject to Section 3.04(b), the Person acting as Owner Trustee shall keep in full effect its existence as a legal entity under the Laws of the jurisdiction of its organization.

            (b) Any successor to the Owner Trustee appointed pursuant to the terms of the Deposit Trust Agreement shall be the successor Owner Trustee under and with respect to this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

            Section 3.05 Trust Existence.

            The Issuer will keep in full effect its existence, rights and franchises as a trust under the Laws of Delaware (unless it or any successor Issuer becomes a trust under the Laws of any other State or the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises as a trust under the Laws of such other jurisdiction), and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds issued thereby, and any other agreement to which it is a party; provided, however, that the Owner Trustee shall not be required to do business as a foreign entity in any jurisdiction for the purposes of satisfying the requirements of this Section 3.05.

            Section 3.06 Payment of Taxes and Other Claims.

            The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property of the Issuer, or shown to be due on tax returns, if any, filed by the Issuer, except any such taxes, assessments, governmental charges or claims which the Owner Trustee on behalf of the Issuer is in good faith contesting in appropriate proceedings and with respect to which reserves are established if required in accordance with GAAP, provided, however, that such failure to pay or discharge will not cause a forfeiture of, or a lien to encumber, any property included in the Trust Estate. The Owner Trustee, in its individual capacity, shall not be liable for any such taxes, assessments, governmental charges or claims. The Indenture Trustee is authorized to pay out of the Payment Account, prior to making payments on the Bonds, any such taxes, assessments, governmental charges or claims which, if not paid, would cause a forfeiture of, or a lien to encumber, any property included in the Trust Estate.

            Section 3.07 Protection of Trust Estate.

            The Issuer and, if and as directed by the Issuer or by the Holders representing more than 50% of the Voting Rights of the Bonds, the Indenture Trustee, shall from time to time execute and deliver all such amendments and supplements hereto (subject to Sections 9.01 and 9.02) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will from time to time take such other action necessary or advisable to:

            (i) Grant more effectively all or any portion of the Trust Estate;

            (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any of the items of Collateral, Permitted Investments or other instruments or agreements included in the Trust Estate; and

            (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, and of the Holders of Bonds, in such Trust Estate against the claims of all Persons and parties.

            The Issuer hereby designates the Indenture Trustee, its agent and attorney-in-fact, to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.07; provided that, subject to and consistent with Section 4.01, the Indenture Trustee will not be obligated to prepare or file any such statements or instruments. Such designation is coupled with an interest and is irrevocable.

            Section 3.08 Opinions as to Trust Estate.

            On or before March 30 of each calendar year commencing more than three months after the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture as is necessary to maintain the lien and first priority security interest created by this Indenture with respect to the Trust Estate, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien.

            Section 3.09 Performance of Obligations.

            (a) The Issuer will not take any action, and will use its best efforts not to permit any action to be taken by others, which would release any Person from any of such Person's covenants or obligations under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Indenture or such other instrument; provided, however, the Issuer may take any such action with respect to any such instrument if such action relates solely to rights under such instrument that are not included in the Trust Estate.

            (b) The Issuer may contract with other Persons to assist it in performing its duties hereunder and any performance of such duties (other than execution of Issuer Orders, Issuer Requests and Officer's Certificates of the Issuer) by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed action taken by the Issuer for all purposes hereunder.

            Section 3.10 Payment of Certain Fees.

            The Indenture Trustee is authorized and directed to pay out of the Payment Account, prior to making any payments on the Bonds, (i) the Owner Trustee Fee, (ii) the Indenture Trustee Fee and any other fees, expenses and sums payable to the Indenture Trustee in accordance with this Indenture and
(iii) the Administration Fee. Otherwise, the Issuer or another party will be responsible for such fees.

            Section 3.11 Negative Covenants.

            The Issuer shall not:

            (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate, except as expressly permitted by this Indenture;

            (ii) claim any credit on, make any deduction from the principal or interest payable in respect of the Bonds (other than amounts properly withheld from such payments under the Code or any applicable state Law) for or assert any claim against any present or former Bondholder by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

            (iii) (A) permit the validity or effectiveness of this Indenture or any Grant under this Indenture to be impaired, or permit the lien of this Indenture with respect to the Trust Estate to be subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture and any other lien expressly permitted hereby) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, except as expressly permitted hereby, or (C) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the Trust Estate (subject only to those liens expressly permitted hereby to be senior to the lien of this Indenture);

            (iv) dissolve or liquidate, in whole or in part, except as expressly permitted by this Indenture;

            (v) engage, directly or indirectly, in any business other than that arising out of the issuance of Bonds and the Ownership Certificates, and the actions contemplated or required to be performed under this Indenture or the documents constituting part of the Trust Estate;

            (vi) incur, create or assume any indebtedness for borrowed money other than pursuant to this Indenture in connection with the issuance of the Bonds;

            (vii) make or permit to remain outstanding, any loan or advance to, or own or acquire any stock or securities of, any Person other than the Mortgage Collateral and any other instruments constituting part of the Trust Estate;

            (viii) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar Proceeding;

            (ix) take any other action that is expressly prohibited in the Indenture; or (x) act in a manner that would endanger its status as a QRS.

            Section 3.12 Annual Statement as to Compliance.

            On or before March 30 in each calendar year, commencing March 30, 2000, the Issuer shall deliver or cause to be delivered to the Indenture Trustee, a written statement signed by an Authorized Officer of the Owner Trustee, stating that:

            (i) a review of the activities of the Issuer during the preceding calendar year and of performance under this Indenture has been made under his or her supervision; and

            (ii) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout the preceding calendar year, or, if there has been an Issuer Default in the fulfillment of any such obligation, specifying each such Issuer Default known to him or her and the nature and status thereof.

            Section 3.13 Issuer May Consolidate, etc., Only on Certain Terms.

            (a) The Issuer shall not consolidate or merge with or into any other Person or convey or transfer the Trust Estate to any Person without the consent of the Holders of Bonds representing not less than 66-2/3% of the Voting Rights of the Bonds, and unless:

            (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or that acquires by conveyance or transfer the Trust Estate (the "Successor Person"), shall be a Person organized and existing under the Laws of the United States of America or any State, and shall have expressly assumed, by a supplemental indenture, executed and delivered to the Indenture Trustee, (A) the obligation (to the same extent as the Issuer was so obligated) to make payments of principal of, interest on and any other amounts payable on the Bonds and (B) the obligation to perform every covenant of this Indenture on the part of the Issuer herein to be performed or observed, all as provided herein;

            (ii) immediately after giving effect to such transaction, no Issuer Default or Issuer Event of Default shall have occurred and be continuing;

            (iii) the Issuer shall have caused the Indenture Trustee to have received written confirmation from each Rating Agency rating any of the Bonds, to the effect that the consummation of such transaction will not result in an Adverse Rating Event with respect to any Class of such Bonds;

            (iv) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with and satisfy all conditions precedent relating to the transactions set forth in this Section 3.13 and in Article IX and will not result in the Trust Estate or the Issuer failing to qualify as a QRS; and

            (v) the Successor Person shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating
     that,   with  respect  to  a  Successor   Person  that  is  a  corporation,
     partnership, limited liability company or trust, such Successor Person shall be duly organized, validly existing and in good standing in the jurisdiction in which such Successor Person is organized; that the
     Successor Person has sufficient power and authority to assume the obligations set forth in clause (i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that the Successor Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of the Successor Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium, and other Laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and that, immediately following the event which causes the Successor Person to become the Successor Person, (A) the Successor Person has good and marketable title, free and clear of any lien, security interest or charge other than the lien and security interest of this Indenture and any other lien permitted hereby, to the Mortgage Collateral securing the Bonds issued hereby and (B) the Indenture Trustee continues to have a perfected first priority security interest in the Trust Estate securing, in the case of a consolidation or merger of the Issuer, all of the Bonds issued thereby or, in the case of any conveyance or transfer of the Trust Estate, all of the Bonds.

            (b) Upon any consolidation or merger, or any conveyance or transfer of all the Trust Estate, the Successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with respect to the Bonds with the same effect as if such Successor Person had been named as the "Issuer" in this Indenture. In the event of any such conveyance or transfer of all the Trust Estate permitted by this
Article III, the Person named as the "Issuer" in this Indenture, or any successor that shall theretofore have become such in the manner prescribed in this Article III and that has thereafter effected such a conveyance or transfer, may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all of the then Outstanding Bonds issued by it and from its obligations under this Indenture.

            (c) The Ownership Certificateholder shall be permitted to transfer all or any portion of the Ownership Certificate only upon satisfaction of the conditions set forth in Section 12.1 of the Deposit Trust Agreement.

            Section 3.14 Purchase of Bonds.

            The Issuer may re-acquire Bonds, in its discretion, by open market purchases in privately negotiated transactions or otherwise.

            Section 3.15 Servicing Agreement.

            (a) The Issuer and the Indenture Trustee shall punctually perform and observe all of their respective obligations and agreements, if any, contained in the Servicing Agreement. In the event that a conflict exists between the provisions of this Section 3.15 and those of the Servicing Agreement, the terms of the Servicing Agreement shall control.

            (b) The Issuer shall enforce the obligations of the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent under the Servicing Agreement.

            (c) Upon any resignation or termination of the Master Servicer or the Special Servicer pursuant to the Servicing Agreement or any appointment of a successor to any such party pursuant to the Servicing Agreement, the Indenture Trustee shall give prompt written notice thereof to all Holders of Bonds at their respective addresses appearing in the related Bond Register. In the event that the Indenture Trustee is to act or is acting as successor to the Master Servicer or Special Servicer under the Servicing Agreement, the Holders of Bonds representing more than 50% of the Voting Rights of the Bonds shall be entitled to direct the Indenture Trustee (and, upon the receipt of such direction, the Indenture Trustee shall be required) to appoint or to petition a court of competent jurisdiction to appoint an alternative successor that meets the requirements of the Servicing Agreement.

            (d) Not later than five days after a Responsible Officer of the Indenture Trustee has notice of the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute a Servicer Event of Default under the Servicing Agreement, the Indenture Trustee shall transmit by mail to the Issuer and all Holders of Bonds notice of such occurrence, unless such default shall have been remedied. At the direction of the Holders of Bonds representing at least 25% of the Voting Rights of the Bonds, the Indenture Trustee shall terminate the rights and obligations of the defaulting party under the Servicing Agreement as and to the extent permitted thereby and shall, subject to Section 3.15(c) of this Indenture, succeed the defaulting party in whatever capacity it served under the Servicing Agreement.

            (e) The Issuer and the Indenture Trustee may, with the consent of the Holders of Bonds representing at least 66-2/3% of the Voting Rights of each Class of Bonds affected by a Servicer Event of Default (other than any Bonds owned directly or indirectly by the Master Servicer, the Special Servicer or any Affiliate thereof), waive a Servicer Event of Default under the Servicing Agreement; provided, however, that a Servicer Event of Default relating to the handling, holding and timely remittance of payments, collections and/or distributions on the Mortgage Collateral may only be waived with the consent of each and every Bondholder. Upon any such waiver of a Servicer Event of Default, such Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder and under the Servicing Agreement. No such waiver shall extend to any subsequent or other Servicer Event of Default under the Servicing Agreement or impair any right consequent thereon except to the extent expressly so waived.

            (f) During the continuance of a Servicer Event of Default under the Servicing Agreement, so long as such Servicer Event of Default under the Servicing Agreement shall not have been remedied, the Indenture Trustee, in addition to the right to remove the defaulting party in the manner specified under the Servicing Agreement, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at Law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of Bondholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in the Servicing Agreement, no remedy provided for by this Indenture or the Servicing Agreement with respect to a Servicer Event of Default under the Servicing Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any such Servicer Event of Default.

            (g) The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

            (h) The Issuer, the Master Servicer, the Special Servicer and the Indenture Trustee also may enter into any amendment of the Servicing Agreement from time to time, with the consent of the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Bonds affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Servicing Agreement; provided, however, that no such amendment shall:

            (i) reduce in any manner the amount of, or delay the timing of, payments, collections and/or distributions received or advanced on Mortgage Collateral which are required to be paid on any Bond without the consent of the Holder of such Bond, or

            (ii) adversely affect in any material respect the interests of the Holders of any Class of Bonds in a manner other than as described in clause
     (i) above, without the consent of the Holders of each Class of Bonds affected thereby, or

            (iii) reduce the percentage of holders of Bonds required to consent to any such amendment to the Servicing Agreement without the consent of each and every Holder of Bonds of such Class.

            For purposes of giving the consents contemplated by this Section 3.15(h), Bonds held by the Issuer, the Depositor, the Master Servicer, the Special Servicer and any Affiliate thereof will be given the same regard as Bonds held by any other Person.

            (i) Promptly after the execution and delivery of any amendment of the Servicing Agreement by all parties thereto, the Indenture Trustee shall send a copy thereof to each Bondholder.

            (j) It shall not be necessary for the consent of Bondholders under this Section 3.15 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization, execution and delivery thereof by Bondholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

            (k) The Indenture Trustee may but shall not be obligated to enter into any amendment of the Servicing Agreement pursuant to this Section 3.15 that affects its rights, duties and immunities thereunder or under this Indenture.

            (l) The cost of any Opinion of Counsel to be  delivered  pursuant to
Section 3.15(g) shall be borne by the Person seeking the related amendment, except that if the Indenture Trustee requests any amendment of the Servicing Agreement that it reasonably believes protects or is in furtherance of the rights and interests of Bondholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 3.15(g) shall be payable by the Issuer.

            Section  3.16  Covenants,  Representations  and  Warranties  of  the
Issuer.

            (a) The Issuer hereby represents and warrants to the Indenture Trustee and for the benefit of the Bondholders that:

            (i) It is duly authorized, under applicable Law and the Deposit Trust Agreement, to create and issue the Bonds, to execute and deliver this Indenture, the other documents referred to herein to which it is a party and all instruments included in the Trust Estate which it has executed and delivered, and that all corporate action and governmental consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained. The Bonds, when issued, will be, and this Indenture and such other documents are, valid and legally binding obligations of the Issuer enforceable in accordance with their terms;

            (ii) Immediately prior to its Grant of the Trust Estate provided for herein, it had good title to, and was the sole owner of, each item of Mortgage Collateral, free and clear of any pledge, lien, encumbrance or security interest;

            (iii) The Indenture Trustee has a valid and enforceable first priority security interest in the Trust Estate, subject only to exceptions permitted hereby; and

            (iv) The Issuer is a QRS.

            (b) The Issuer shall, at all times, conduct its operations in accordance with the provisions of Section 2.5 of the Deposit Trust Agreement.

            (c) All covenants, representations and warranties of the Issuer in this Indenture are covenants, representations and warranties solely of the Issuer and not covenants, representations and warranties of the Owner Trustee or of the Person acting as Owner Trustee in its individual capacity. The Owner Trustee is entering into this Indenture solely as Owner Trustee, and not in its individual capacity, and in no case whatsoever shall the Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Trust Estate.

            Section 3.17 Investment Company Act.

            The Issuer shall at all times conduct its operations so as not to be required to be registered under the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations promulgated thereunder.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

            Section 4.01 Satisfaction and Discharge of Indenture.

            This Indenture shall cease to be of further effect with respect to the Bonds, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments prepared by the Issuer and satisfactory to the Indenture Trustee acknowledging satisfaction and discharge of this Indenture, when:

            (i) either (A) all Bonds theretofore authenticated and delivered (other than (1) Bonds which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06, and (2) Bonds for which payment of money has theretofore been deposited in the Payment Account and thereafter repaid to the Issuer or discharged from such trust, as provided in the last paragraph of Section 3.03) have been delivered to the Bond Registrar for cancellation; or (B) all Bonds not theretofore delivered to the Bond Registrar for cancellation (1) have become due and payable, (2) will become due and payable at their Stated Maturity Date, if any, within one year, or (3) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer; and the Issuer has deposited or caused to be deposited with the Indenture Trustee or another Paying Agent, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on the Bonds not theretofore delivered to the Bond Registrar for cancellation, for principal and interest, which would be payable on their Stated Maturity Dates, if any, or Redemption Date (if Bonds shall have been called for redemption pursuant to Section 11.01), as the case may be, including for any and all overdue principal and interest payable on such Bonds;

            (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

            (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and a certificate or opinion from an Accountant, in accordance with TIA ss. 314(c) and meeting the applicable requirements of Section 14.01(a).

            Notwithstanding the satisfaction and discharge of this Indenture with respect to any Bonds, the obligations of the Issuer to the Indenture Trustee under Section 6.07 and the other rights, obligations and immunities of the Indenture Trustee hereunder and of the Paying Agent to the Issuer and the Bondholders under Section 3.03, the obligations of the Indenture Trustee to the Bondholders under Section 4.02 and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Bonds, registration of transfers of Bonds, and rights to receive payments of principal of and interest on the Bonds shall survive.

            Section 4.02 Application of Trust Money.

            All monies deposited with the Indenture Trustee or another Paying Agent pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by the Indenture Trustee or another Paying Agent, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of all sums due and to become due on or with respect to the Bonds for whose payment such money has been deposited with the Indenture Trustee or another Paying Agent.

            Section 4.03 Repayment of Monies Held by Paying Agent.

            In connection with the satisfaction and discharge of this Indenture with respect to the Bonds, all monies with respect to such Bonds then held by any Paying Agent other than the Indenture Trustee under this Indenture shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.


                                   ARTICLE V

                       ISSUER EVENTS OF DEFAULT; REMEDIES

            Section 5.01 Issuer Events of Default.

            Each of the following shall constitute an "Issuer Event of Default" (regardless of the reason for such Issuer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of Law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) with respect to the most senior Outstanding Class of Bonds only (for purposes of this Section 5.01(i), the Class A-1, Class A-2 and Class S Bonds are pari passu), the failure to pay all interest (or with respect to the Class S and Class X Bonds, the Class S Distributable Amount and the Class X Distributable Amount, respectively) within five (5) days of the Payment Date on which payment is due (excluding for this purpose any LIBOR Deficiency Amounts, Class S Shortfalls and Class X Shortfalls);

            (ii) with respect to any Bond, the failure to pay all interest on and principal (or, in the case of the Class S and Class X Bonds, all unpaid Scheduled Payments, or if an acceleration or an optional redemption pursuant to Section 11.01 of this Indenture of the Bonds has occurred, the Class S Early Termination Amount and the Class X Early Termination Amount, respectively) of such Bond by its Stated Maturity Date;

            (iii) any default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is set forth elsewhere in this Section 5.01) or any representation or warranty of the Issuer made in this Indenture, or in any certificate or other writing delivered pursuant hereto or in connection herewith, proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default or the circumstance or condition in respect of which such representation or warranty was incorrect (A) shall materially and adversely affect the interests of Holders of the Bonds and (B) shall continue or shall not have been eliminated or otherwise remedied, as the case may be, for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of Bonds representing at least 25% of the Voting Rights of the Bonds, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (iv) the entry by a court having jurisdiction over the Issuer of (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state delinquency, bankruptcy, insolvency, reorganization or other similar Law or (B) a decree or order adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of or for the Issuer under any applicable federal or state Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order not stayed or dismissed and in effect for a period of more than sixty (60) consecutive days;

            (v) the commencement by the Owner Trustee on behalf of the Issuer of a voluntary case or proceeding under any applicable federal or state delinquency, bankruptcy, insolvency, reorganization or other similar Law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar Law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer, or the filing by the Owner Trustee on behalf of the Issuer of a petition or answer or consent seeking reorganization or relief under any applicable federal or state Law, or the consent by the Owner Trustee on behalf of the Issuer to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of or for the Issuer or of any substantial part of the Issuer's property, or the making by the Owner Trustee on behalf of the Issuer of an assignment for the benefit of creditors, or the admission by the Owner Trustee on behalf of the Issuer in writing of the Issuer's inability to pay its debts generally as they become due, or the taking of corporate action by the Owner Trustee on behalf of the Issuer in furtherance of any such action;

            (vi) the impairment of the validity or effectiveness of this Indenture or the Grant hereunder, or the subordination or, except as permitted hereunder, the termination or discharge of the lien of this Indenture, or the creation of any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any other lien expressly permitted hereby) with respect to any part of the Trust Estate or any interest in or proceeds of the Trust Estate, or the failure of the lien of this Indenture to constitute a valid first priority perfected security interest in the Trust Estate (subject only to those liens expressly permitted hereby to be prior to the lien hereof), provided that, if such impairment, such subordination, the creation of such lien, or the failure of the lien on the Trust Estate to constitute such a first priority perfected security interest shall be susceptible of cure, no Issuer Event of Default shall arise until the continuation of any such default unremedied for a period of ten (10) days after receipt of notice thereof; or

            (vii) the Issuer ceases to be a QRS;

provided, however, that for so long as any Offered Bond is Outstanding, it shall not be an Issuer Event of Default if required Accrued Bond Interest payments are not made to the Holders of the Class F and Class G Bonds or the Class X Distributable Amount and Class X Shortfall are not paid; provided further, that an Issuer Event of Default shall occur if all accrued and unpaid interest is not paid to the holders of the Class F and Class G Bonds and all Class X Distributable Amounts and Class X Shortfalls are not paid in full by their respective Stated Maturities.

            Section 5.02 Acceleration of Maturity; Rescission and Annulment.

            If an Issuer Event of Default should occur and be continuing, then and in every such case the Indenture Trustee, at the direction of the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Bonds affected thereby, shall declare all of the Bonds to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the aggregate unpaid Bond Principal Amount of the Bonds, together with accrued and unpaid interest with respect thereto through the end of the applicable Interest Accrual Period, shall become due and payable on the next succeeding Payment Date and on each Payment Date thereafter, until all such principal and interest is paid in full, and unless such declaration and its consequences are earlier rescinded and annulled as provided in the following paragraph.

            At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due in respect of the Bonds has been obtained by the Indenture Trustee as hereinafter provided in this
Article V, the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Bonds that has been declared due and payable, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

            (i) the Issuer has paid or deposited with the Indenture Trustee or another Paying Agent a sum sufficient to pay:

                  (A) all  payments of  principal  of and  interest on the Bonds that have been declared due and payable and all other amounts which would then be due hereunder if the Issuer Event of Default giving rise to such acceleration had not occurred; and

                  (B)  all  Administrative   Expenses  and  Additional  Expenses
            remaining unpaid with respect to the Bonds that have been declared due and payable, together with all sums paid or advanced by the Indenture Trustee or any other Paying Agent hereunder and the reasonable compensation, fees, expenses, disbursement and advances of the Indenture Trustee, any other Paying Agents, and its agents and counsel.

            (ii) all Issuer Events of Default with respect to the Bonds that have been declared due and payable, other than the nonpayment of the principal of or interest on such Bonds, have been cured or waived as provided in Section 5.13.

            (iii) the Indenture Trustee is reimbursed for all costs and expenses it incurred in connection with the related declaration of acceleration and any corresponding rescission or annulment.

            Upon such rescission and annulment, the related Issuer Event of Default shall be deemed to have been cured; however, no such rescission and annulment shall affect any subsequent Issuer Event of Default with respect to the affected Bonds or impair any right or remedy which arises as a consequence thereof.

            Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

            (a) If an Issuer Event of Default has occurred and is continuing and the Bonds have been declared due and payable pursuant to Section 5.02 and such declaration of acceleration has not been rescinded and annulled, the Issuer shall pay to the Indenture Trustee upon demand, for the benefit of the Bondholders, but only from the Trust Estate, (i) the entire aggregate unpaid Bond Principal Amount of such Bonds (other than the Class S and Class X Bonds) then due and payable, (ii) all accrued and unpaid interest with respect to such Bonds (other than the Class S, Class X and Class H Bonds) through the end of the Interest Accrual Period for the next succeeding Payment Date (including interest on unpaid interest, unpaid LIBOR Deficiency Amounts and unpaid interest on unpaid LIBOR Deficiency Amounts, but only to the extent that payment of such interest on unpaid interest or LIBOR Deficiency Amounts, as applicable, shall be legally enforceable), (iii) with respect to the Class S Bonds, any unpaid Class S Shortfalls, with interest on such unpaid Class S Shortfalls at the Class S Rate (to the extent permitted by applicable Law) through the end of the Interest Accrual Period for the next succeeding Payment Date and the Class S Early Termination Amount, (iv) with respect to the Class X Bonds, any unpaid Class X Shortfalls with interest on such unpaid Class X Shortfalls, at the Class X Rate (to the extent permitted by applicable Law) through the end of the Interest
Accrual Period for the next succeeding Payment Date and the Class X Early Termination Amount, and (v) in addition thereto, all Administrative Expenses and Additional Expenses with respect to such Bonds then remaining unpaid, together with such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, any other Paying Agent, and its agents and counsel.

            Until such demand is made by the Indenture Trustee, the Issuer may pay the principal of and interest on the Bonds to the registered Holders thereof in accordance with Section 2.07.

            (b) If the Issuer fails to pay all amounts due upon an acceleration of the Bonds under Section 5.02 forthwith upon demand, the Indenture Trustee, in its capacity as Indenture Trustee and as trustee of an express trust, may institute any Proceeding for the collection of the sums so due and unpaid, may prosecute such Proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon such Bonds and collect the monies adjudged or decreed to be payable in the manner provided by Law out of the Trust Estate or, subject to Section 2.07(f), out of the property, wherever situated, of the Issuer or any such other obligor upon such Bonds.

            (c) If an Issuer Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Bondholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by Law.

            (d) In case (i) there shall be pending, relative to the Issuer or any other Person having or claiming an ownership interest in the Trust Estate or obligated to make payments on the Bonds, Proceedings under the Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency or other similar Law, (ii) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of the Issuer or its property or such other Person or (iii) there shall be pending a comparable judicial Proceeding brought by creditors of the Issuer or affecting the property of the Issuer, then the Indenture Trustee, irrespective of whether the principal of or interest on any Bonds shall then be due and payable as provided therein or by declaration of acceleration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

            (i) to file and prove a claim or claims on behalf of the Bondholders of any affected Bonds for the whole amount of principal and interest owing and unpaid in respect of such Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of willful misconduct, negligence or bad faith) and of the Bondholders allowed in such Proceedings;

            (ii) unless prohibited by applicable Law and regulations, to vote on behalf of the Bondholders of any affected Bonds in any election of a trustee in bankruptcy or any other Person performing similar functions in any such Proceedings;

            (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute in accordance with the terms of this Indenture all amounts received with respect to the claims of the Bondholders of any affected Bonds and of the Indenture Trustee on their and its behalf; and

            (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Bondholders of any affected Bonds allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Bondholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Bondholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee or predecessor Indenture Trustee.

            (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting any Bonds or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Bondholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

            (f) All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, shall be for the ratable benefit of the Bondholders in respect of which such judgment has been recovered.

            (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Bondholders of each affected Bond, and it shall not be necessary to make any Bondholder a party to any such proceedings.

            Section 5.04 Remedies.

            If an Issuer Event of Default has occurred and is continuing, and the Bonds have been declared due and payable pursuant to Section 5.02 and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may do one or more of the following:

            (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on or under this Indenture with respect to the Bonds, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Trust Estate and, subject to Section 2.07(f), from the Issuer or any other obligor on the Bonds monies adjudged due;

            (ii) sell or cause the sale of the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by Law and in accordance with Section 5.16; provided, however, that the Indenture Trustee shall give the Issuer written notice of any private sale called by or on behalf of the Indenture Trustee pursuant to this Section 5.04(ii), at least 10 days prior to the date fixed for such private sale;

            (iii) institute Proceedings from time to time for the complete or partial foreclosure with respect to the Trust Estate; and

            (iv) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Bonds hereunder;

provided, however, that the Indenture Trustee shall sell or otherwise liquidate the Trust Estate following any Issuer Event of Default, other than an Issuer Event of Default described in Section 5.01(i), but only (A) if it is required by Law to do so, or (B) (1) upon the written request of the Holders of more than 50% of the Voting Rights of each Class of Offered Bonds (or, if no Offered Bonds are Outstanding, the most senior Class of Private Bonds then Outstanding), or
(2) if the portion of the proceeds of such sale or liquidation that is payable to the Holders of all of the Bonds Outstanding will not be sufficient to discharge in full all amounts (including Distributable Amounts and Shortfall Amounts) then due and unpaid upon such Bonds, upon the written request of the Holders of 100% of the Voting Rights of the Offered Bonds Outstanding (or, if no Offered Bonds are Outstanding, the Private Bonds then Outstanding). For the purposes of the foregoing, Bonds held by the Issuer, the Depositor, or any Affiliate thereof shall be deemed not to be Outstanding. In determining such sufficiency or insufficiency with respect to clause (B)(2) of the preceding sentence, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

            Section 5.05 [Reserved].

            Section 5.06 Application of Money Collected.

            If the Bonds have been declared due and payable  pursuant to Section
5.02 following an Issuer Event of Default and such declaration and its consequences have not been rescinded and annulled, any monies collected by the Indenture Trustee pursuant to this Article V or otherwise held by the Indenture Trustee or any other Paying Agent as part of such Trust Estate shall be applied on each Payment Date to the extent permitted by applicable Law for the following purposes and in the following order of priority, subject to available funds and, in the case of payments on the Bonds, subject to the first paragraph of Section 2.07(d):

                  FIRST:  To pay all amounts due the  Indenture  Trustee and the
            Fiscal Agent with respect to such Bonds pursuant to Section 6.07 of this Indenture, and all amounts due the Owner Trustee pursuant to
            Section 7.1 of the Deposit Trust Agreement;

                  SECOND:  To pay,  in  accordance  with this  Indenture  or the
            Servicing Agreement, as applicable, all amounts due the Master Servicer and the Special Servicer, as applicable, thereunder, pro rata based on the respective amounts payable to each such Person;

                  THIRD: To pay all other Administrative  Expenses and Servicing
            Expenses remaining unpaid with respect to such Bonds, in such order as the Indenture Trustee deems necessary and appropriate;

                  FOURTH:  To make  payments on the Bonds as provided in Section
            10.01(c);

                  FIFTH: To pay all Administrative Expenses,  Servicing Expenses
            and Additional Expenses still remaining unpaid after giving effect to payments under clauses FIRST, SECOND, and THIRD above; and

                  SIXTH: To pay any surplus to the Ownership Certficateholder or any other Person legally entitled thereto, with respect to such Bonds, in such order of priority as is specified in Section 10.01(c) of this Indenture.

            Section 5.07 Limitation on Suits.

            No Holder of any Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

            (ii) the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

            (iii) such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

            (iv) the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

            (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no one or more of the Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of the Bonds or to obtain or to seek to obtain priority or preference over any other Holders of the Bonds or to enforce any right under this Indenture, except in the manner herein provided and, for the equal and ratable benefit of all the Holders of the Bonds. Subject to the foregoing restrictions, the Bondholders may exercise their rights under this Section 5.07 independently.

            In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Bondholders, each representing less than a majority, by Voting Rights, the Indenture Trustee shall take no action.

            Section 5.08 Unconditional Right of Bondholders to Receive Principal and Interest.

            Notwithstanding any other provision in this Indenture (except those specifically referenced in this Section 5.08), the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Bond (subject to Section 2.07(f) and the third sentence of Section 3.01) and, if the nonpayment constitutes an Issuer Event of Default, to institute suit for the enforcement of any such payment (subject to Section 5.07 and Section 14.17), and such rights shall not be impaired without the consent of such Bondholder, unless a non-payment has been cured pursuant to
Section 5.02.

            Section 5.09 Restoration of Rights and Remedies.

            If the Indenture Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued, waived, rescinded or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Bondholder, then and in every such case, subject to any determination in such Proceeding, the Issuer, the Indenture Trustee and the Bondholders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and such Bondholders shall continue as though no such Proceeding had been instituted.

            Section 5.10 Rights and Remedies Cumulative.

            If any Issuer Event of Default should occur with respect to the Bonds, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by Law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at Law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise in respect of an Issuer Event of Default, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 5.11 Delay or Omission Not Waiver.

            No delay or omission of the Indenture Trustee or any Bondholder to exercise any right or remedy accruing upon any Issuer Event of Default shall impair any such right or remedy or constitute a waiver of any such Issuer Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by Law to the Indenture Trustee or to the Bondholders in respect of any Issuer Event of Default may be exercised from time to time, and as often as may be deemed expedient, to the extent permitted by applicable Law, by the Indenture Trustee or the Bondholders, as the case may be.

            Section 5.12 Control by Bondholders.

            The Holders of Bonds representing more than 50% of the Voting Rights of such Bonds shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee; provided, that:

            (i) such direction shall not be in conflict with any rule of Law or with this Indenture;

            (ii) the Indenture Trustee shall have been provided with indemnity reasonably satisfactory to it;

            (iii) any direction to the Indenture Trustee to declare all of the Bonds to be immediately due and payable following an Issuer Event of Default, or to rescind any such declaration, shall be by the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Bonds affected thereby;

            (iv) any direction to the Indenture Trustee to sell or liquidate the Trust Estate or any portion thereof, as set forth in Section 5.04, shall be by the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Offered Bonds (or, if no Offered Bonds are Outstanding, the most senior Class of Private Bonds then Outstanding), or the Holders of 100% of the Voting Rights of the Classes of Offered Bonds (or, if no Offered Bonds are Outstanding, the most senior Class of Private Bonds then outstanding), if the proceeds of such sale or liquidation will not be sufficient to discharge in full all amounts (including Distributable Amounts and Shortfall Amounts) then due and unpaid on all the Classes of Bonds then Outstanding). For the purposes of the foregoing, Bonds held by the Issuer, the Depositor, or any Affiliate thereof shall be deemed not to be Outstanding; and

            (v) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction.

Notwithstanding the rights of Bondholders set forth in this Section 5.12, subject to Section 6.01 hereof, the Indenture Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Bondholders not consenting.

            Section 5.13 Waiver of Past Issuer Defaults.

            Prior to the declaration of the acceleration of the maturity of the Bonds as provided in Section 5.02, the Holders of Bonds representing more than 50% of the Voting Rights of each Class of such Bonds may, on behalf of the Holders of all the Bonds, waive any past Issuer Default hereunder and its consequences, except an Issuer Default:

            (i) in the payment of principal of or interest on any Bond, which waiver shall require the waiver by the Holders of all of the Outstanding Bonds of the affected Class; or

            (ii) in  respect of a  covenant  or  provision  hereof  which  under
     Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Bond, which waiver shall require the waiver by each Holder of an Outstanding Bond.

            Upon any such waiver, such Issuer Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Issuer Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture. In the case of any such waiver, the Issuer, the Indenture Trustee and the Bondholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Issuer Default or impair any right consequent thereto.

            Section 5.14 Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of a Bond by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Indenture Trustee, or to any suit instituted by any Bondholder, or group of Bondholders, holding Bonds that represent, in the aggregate, more than 10% of the Voting Rights of the Outstanding Bonds or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of or interest on, or of the Redemption Price for, any Bond on or after the Payment Date or Redemption Date, as the case may be, on which such payment was due (provided that the failure to make such payment constitutes an Issuer Event of Default).

            Section 5.15 Waiver of Stay or Extension Laws.

            The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension Law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such Law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Indenture Trustee, but will suffer and permit the exercise of every such power as though no such Law had been enacted.

            Section 5.16 Sale of Trust Estate.

            (a) The power to effect any public or private sale of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until either the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by Law as compensation for any such sale but such waiver does not apply to any amounts to which the Indenture Trustee is otherwise entitled under Section 6.07 of this Indenture.

            (b) The Indenture Trustee shall execute and deliver an appropriate instrument(s) of conveyance (without recourse against the Indenture Trustee) prepared by the Issuer and acceptable to the Indenture Trustee transferring its interest in any portion of the Trust Estate in connection with a sale thereof pursuant to Section 5.04. In addition, the Indenture Trustee is hereby irrevocably appointed an agent and attorney-in-fact of the Issuer to transfer and convey the Issuer's interest in any portion of the Trust Estate in connection with a sale thereof pursuant to Section 5.04, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall have any obligation to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            (c) Any sale of any portion of the Trust Estate shall be made in compliance with all applicable Laws.

            Section 5.17 Action on Bonds.

            The Indenture Trustee's right to seek and recover judgment on the Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Bondholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or, subject to Section 2.07(f), upon any other of the assets of the Issuer.


                                   ARTICLE VI

                   THE INDENTURE TRUSTEE AND THE FISCAL AGENT

            Section 6.01 Certain Duties and Responsibilities.

            (a) Except during the continuance of an Issuer Event of Default:

            (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (ii) in the absence of negligence or bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Issuer Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this subsection shall not be construed to limit the effect of Subsection (a) of this Section 6.01;

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions of the Holders of Bonds representing more than 50% of the Voting Rights of the Bonds (unless an alternative group of Bondholders is expressly permitted or required to authorize such action hereunder, in which case in accordance with the directions of such alternative group) relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Bonds.

            (d) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections 5.06 and 8.01(b).

            (e) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial Proceeding under this Indenture, or to enter any appearance in or in any way defend any suit in which it may be made defendant, or to take any steps in the execution of the trusts created hereby or in the enforcement of any rights and powers hereunder until it shall be indemnified to its reasonable satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

            (f) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Issuer Event of Default and a consequent declaration of acceleration of the Stated Maturity Date of the Bonds, whether such extinguishment occurs through a foreclosure upon and sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Bondholders, and the rights of the Bondholders, shall continue to be governed by the terms of this Indenture.

            (g) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Issuer Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such an Issuer Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Bonds and this Indenture. The Indenture Trustee shall be deemed to have actual knowledge of the failure to deliver to the Indenture Trustee any certificate, report or document when so required herein and not so delivered to the Indenture Trustee.

            (h) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.01; and, if and for so long as this Indenture is required to be qualified under the Trust Indenture Act, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee, including the provisions of this Section 6.01, shall be subject to the provisions of the Trust Indenture Act.

            Section 6.02 Notice of Issuer Defaults.

            If an Issuer Default occurs and is continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Bondholder and each Rating Agency, notice of such Issuer Default within ten (10) days after it occurs (or, if it becomes known to a Responsible Officer of the Indenture Trustee after the end of such 10-day period, as soon as practicable after it becomes so known); provided that, except in the case of a default in the payment of the principal of or interest on any of the Bonds, the Indenture Trustee shall be protected in withholding such notice to the Bondholders for a period of no longer than 10 days if and so long as the board of directors, the executive committee or a trust committee composed of directors and/or Responsible Officers of the Indenture Trustee reasonably and in good faith determines that the withholding of such notice is in the best interest of the Bondholders.

            Section 6.03 Certain Rights of Indenture Trustee.

            Subject to the  provisions of Section 6.01, in connection  with this
Indenture:

            (a) the Indenture Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

            (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

            (d) the Indenture Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel rendered thereby shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

            (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Indenture Trustee in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; provided that, if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding;

            (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys of the Indenture Trustee; provided that it shall remain liable for the acts of all such attorneys and agents;

            (h) to the extent a Person other than the Indenture Trustee is appointed by the Issuer to act as a Paying Agent in accordance with Section 3.03 of this Indenture, such Person shall be the sole agent of the Issuer, and the Indenture Trustee shall not be liable or responsible by reason of any act or omission of any such Person;

            (i) the Indenture Trustee shall not be liable or responsible by reason of any act or omission of the Master Servicer or the Special Servicer, in each case that is not an Affiliate of the Indenture Trustee, hereunder or under the Servicing Agreement, unless the Indenture Trustee itself is acting in such capacity;

            (j) the Indenture Trustee shall not be liable or responsible for releases of any item of Collateral in compliance with any provision of this Indenture;

            (k) the Indenture Trustee shall not be required to provide any surety or bond of any kind in connection with the execution or performance of its duties hereunder; and

            (l)  the   Indenture   Trustee  shall  not  at  any  time  have  any
responsibility or liability for or with respect to the legality, validity or enforceability of any item of Mortgage Collateral.

            Section 6.04 The Indenture Trustee Not Responsible for Recitals or Issuance of Bonds.

            The  recitals  contained  herein  and  in  the  Bonds,   except  the
certificates  of  authentication  on  the  Bonds  and  any  such  recitals  that constitute express representations, warranties, certifications or acknowledgments of or on the part of the Indenture Trustee, shall be taken as the statements of the Issuer or other appropriate party to this Indenture, and the Indenture Trustee does not assume any responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture, the Bonds or the Trust Estate. The Indenture Trustee shall not be accountable for the use by the Issuer of the Bonds or the use or application by the Issuer of the proceeds of the Bonds or for the use or application of any funds paid to the Master Servicer or the Special Servicer, as applicable, in respect of the Mortgage Collateral (unless it is acting in such capacity) or deposited into an Account established hereunder that is not maintained by it.

            Section 6.05 The Indenture Trustee and the Fiscal Agent May Hold Bonds.

            The Indenture Trustee, the Fiscal Agent, any Paying Agent, the Bond Registrar or any other Agent, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or Owner Trustee with the same rights it would have if it were not Indenture Trustee, Paying Agent, Bond Registrar or such other Agent.

            Section 6.06 Money Held in Trust.

            Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by Law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except to the extent of income or other gain on investments of monies held in any Account, which investments are obligations of the Indenture Trustee in its individual capacity.

            Section 6.07 Compensation and Reimbursement.

            (a) Subject to Section 6.07(b), the Issuer hereby agrees:

            (i) to pay or cause to be paid to the Indenture Trustee, for all services rendered by the Indenture Trustee and the Fiscal Agent with respect to the Bonds (which compensation shall not be limited by any provision of Law in regard to the compensation of a trustee of an express trust), for each Mortgage Loan and for any Payment Date, an amount equal to the Indenture Trustee Fee; and

            (ii) to reimburse, indemnify and hold harmless the Indenture Trustee and the Fiscal Agent and any director, manager, member, officer, employee, agent or "control" person within the meaning of the Securities Act and the Exchange Act of the Indenture Trustee or the Fiscal Agent for any loss, liability or "out-of-pocket" expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) (any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties) arising out of the transactions contemplated by the Operative Agreements including, without limitation, those incurred in connection with the Indenture Trustee's:

                  (A) enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the Bondholders during the continuance of an Issuer Event of Default or Servicer Event of Default,

                  (B) defending or prosecuting any legal action in respect of the Operative Agreements or the Bonds,

                  (C) being the mortgagee of record with respect to the Mortgage
            Loans constituting Collateral for the Bonds and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Bondholders; or

                  (D) acting or refraining from acting in good faith at the direction of the holders of the Bonds meeting the requisite percentage of Voting Rights with respect to any particular matter; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Indenture Trustee in the performance of its obligations and duties thereunder, or by reason of its negligent disregard of such obligations or duties.

            The Indenture Trustee agrees to fully perform its duties under this Indenture notwithstanding any failure on the part of the Issuer to make any payments, reimbursements or indemnifications to the Indenture Trustee or the Fiscal Agent pursuant to this Section 6.07(a); provided, however, that (subject to Section 6.07(b)) nothing in this Section 6.07 shall be construed to limit the exercise by the Indenture Trustee or the Fiscal Agent of any right or remedy permitted under this Indenture in the event of the Issuer's failure to pay or cause the payment of any sums due the Indenture Trustee or the Fiscal Agent pursuant to this Section 6.07.

            (b) The obligations of the Issuer set forth in Section 6.07(a) are nonrecourse obligations solely of the Issuer and will be payable only from the Trust Estate with respect to which any claim of the Indenture Trustee and the Fiscal Agent under this Section 6.07 arose. In connection with the foregoing, the Indenture Trustee may from time to time deduct (or cause to be deducted and remitted to it) payments of all amounts due to it pursuant to Section 6.07(a) in connection with the Bonds from monies on deposit in the Payment Account.

            (c)  The   Indenture   Trustee  shall  have,  as  security  for  the
performance of the Issuer under this Section 6.07, a lien ranking senior to the lien of the Bonds with respect to which any claim of the Indenture Trustee and the Fiscal Agent under this Section 6.07 arose upon all property and funds held or collected by the Indenture Trustee in its capacity as such as part of the Trust Estate; provided that the Indenture Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Estate unless such Bonds have been declared due and payable pursuant to Section 5.02 following an Issuer Event of Default, such declaration of acceleration and its consequences have not been rescinded and annulled, and monies collected by the Indenture Trustee are being applied in accordance with Section 5.06.

            (d) The Issuer (the "Indemnifying Party") shall indemnify the Indenture Trustee and the Fiscal Agent and their respective Affiliates and each of the directors, officers, employees, agents or "control" persons of the Indenture Trustee, the Fiscal Agent and their respective Affiliates (each, an "Indemnified Party"), and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Party may sustain in connection with this Indenture (including, without limitation, reasonable fees and disbursements of counsel incurred by the Indemnified Party in any action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) related to the Indemnifying Party's willful misconduct, bad faith, fraud and/or negligence in the performance of its duties hereunder or by reason of reckless disregard of its respective obligations and duties hereunder.

            (e) The Issuer shall indemnify each Indemnified Party from, and hold it harmless against, any and all losses, liabilities, damages, claims or unanticipated expenses (including, without limitation, reasonable fees and disbursements of counsel incurred by the Indemnified Party in any action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) arising in respect of this Indenture or the Bonds, in each case to the extent and only to the extent, such payments are expressly reimbursable under this Indenture, or are unanticipated expenses (as defined below), other than (i) those resulting from the negligence, fraud, bad faith or willful misconduct of the Indemnified Party and (ii) those as to which such Indemnified Party is entitled to indemnification pursuant to Section 6.07(d) and has received indemnity payments. The term "unanticipated expenses" shall include any fees, expenses and disbursement of any separate trustee or co-trustee appointed hereunder, only to the extent such fees, expenses and disbursements were not reasonably anticipated as of the Closing Date, and the losses, liabilities, damages, claims or incremental expenses (including reasonable attorneys' fees) incurred or advanced by an Indemnified Party in connection with (i) a default under any Mortgage Loan, or
(ii) any litigation arising out of this Indenture. The right of reimbursement of the Indemnified Parties under this Section 6.07(e) shall be senior to the rights of all Bondholders.

            (f) Notwithstanding anything herein to the contrary, Section 6.07 shall survive the termination or maturity of this Indenture or the resignation or removal of the Indenture Trustee or the Fiscal Agent, as the case may be, as regards rights accrued prior to such resignation or removal.

            (g) This Section 6.07 shall be expressly construed to include, but not be limited to, such indemnities, compensation, expenses, disbursements, advances, losses, liabilities, damages and the like, as may pertain or relate to any Environmental Law or environmental matter.

            Section 6.08 Eligibility; Disqualification.

            There shall at all times be hereunder an Indenture Trustee, and such Indenture Trustee:

            (i)  shall  at all  times  be an  institutional  trustee  that  is a
     corporation  or  a  national  banking   association   which  satisfies  the
     requirements  of TIA ss.  310(a);

            (ii) must have a combined capital and surplus of not less than $100,000,000;

            (iii) shall have the legal power to exercise all of the rights, powers, and privileges of a holder of the security or securities in which such securities evidence an interest or participation;

            (iv) shall be neither an obligor upon the indenture securities nor a person directly or indirectly controlling, controlled by, or under common control with such obligor; (v) shall comply with all the requirements of Sections 310, 313, 315 and 316 of the Trust Indenture Act of 1939, as amended; and

            (vi) shall have a minimum long-term debt rating of "A" by DCR, if rated by DCR, and "AA-" by Standard & Poor's, or if not so rated, then otherwise acceptable to each Rating Agency as confirmed in writing that the appointment of such Trustee would not, in and of itself, result in an Adverse Rating Event with respect to any Class of Bonds.

            If and for so long as this Indenture is required to be qualified under the Trust Indenture Act, the Indenture Trustee shall comply with and be subject to TIA ss. 310(b); provided that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

            Section 6.09 Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Indenture Trustee in accordance with the applicable requirements of Section 6.10.

            (b) The Indenture Trustee may resign at any time by giving written notice of such resignation to the Issuer, the Depositor, the Master Servicer and each Rating Agency and by mailing notice of such resignation by first class mail, postage prepaid, to Holders of the Bonds, at their addresses appearing on the Bond Register. Upon such notice of resignation, the Fiscal Agent shall also be deemed to have been removed, and, accordingly, the Issuer shall promptly appoint a successor Indenture Trustee, the appointment of which would not, as evidenced in writing by the Rating Agencies, in and of itself, result in an Adverse Rating Event with respect to any Class of Bonds, and a successor Fiscal Agent (if necessary to satisfy the requirements contained in Section 6.08), the appointment of which, if the successor Indenture Trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, would not, as evidenced in writing, in and of itself, result in an Adverse Rating Event with respect to any Class of Bonds, by written instrument, in triplicate, which instrument shall be delivered to the resigning Indenture Trustee, with a copy to the Fiscal Agent deemed removed, and the successor Indenture Trustee. If no successor Indenture Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. The Indenture Trustee will bear all reasonable costs and expenses of each other party hereto in connection with such resignation.

            (c) The Issuer, by an Issuer Order, shall remove the Indenture Trustee if at any time:

            (i) the Indenture Trustee shall fail to comply with, or shall cease to be eligible under, Section 6.08, and the Indenture Trustee shall fail to resign after written request therefor has been delivered to the Indenture Trustee by the Issuer or has been delivered to the Indenture Trustee (with a copy to the Issuer) by any Bondholder who has been a bona fide Holder for at least six months, or

            (ii) (A) the Indenture Trustee shall become incapable of acting with respect to its obligations hereunder, (B) there shall have been entered a decree or order for relief by a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case under the federal bankruptcy Laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar Law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Indenture Trustee or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days, (C) the Indenture Trustee commences a voluntary case under the federal bankruptcy Laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar Law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Indenture Trustee or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors or the Indenture Trustee fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing, or (D) the Rating Agencies confirm in writing that not terminating the Indenture Trustee, or the Fiscal Agent, as applicable, would, in and of itself, cause an Adverse Rating Event.

            (d) If the Indenture Trustee shall fail to comply with, or cease to be eligible under, Section 6.08, any Bondholder that has been a bona fide Holder of such Bonds for at least six months may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

            (e) The Holders of Bonds representing more than 50% of the Voting Rights of the Bonds may at any time remove the Indenture Trustee and promptly appoint a successor Indenture Trustee subject to Section 6.08 of this Indenture by delivering copies of the record of the Act taken by the Holders to the Indenture Trustee so removed and to the successor Indenture Trustee, as provided in Section 14.03 hereof.

            (f) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause, and in any such case no successor Indenture Trustee shall otherwise have been appointed as provided herein, then the Issuer, by an Issuer Order, shall promptly appoint a successor Indenture Trustee in accordance with the applicable requirements of Section 6.10. If, within 60 days after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee shall not have been appointed by the Issuer and shall not have accepted such appointment in accordance with the applicable requirements of Section 6.10, then a successor Indenture Trustee shall be appointed by Act of the Holders of Bonds representing more than 50% of the Voting Rights of the Bonds delivered to the Issuer and the retiring Indenture Trustee, and the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Indenture Trustee. If, within 120 days after such resignation, removal or incapacity, or the occurrence of such vacancy, no successor Indenture Trustee shall have been so appointed and accepted appointment in the manner required by Section 6.10, any Bondholder that has been a bona fide Holder for at least six months may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

            (g) The successor Indenture Trustee shall give notice of any resignation or removal of the Indenture Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Holders of the Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

            (h) In the event of any removal of or resignation by the Indenture Trustee, the Indenture Trustee's entitlement under Section 6.07 for compensation and reimbursement of costs and expenses accrued prior to the time of such resignation or removal, and all rights pertaining thereto, shall survive; provided, however, that if the Indenture Trustee is removed without cause, all costs and expenses incurred by the Indenture Trustee and the Fiscal Agent in connection with such removal shall be reimbursed by the Issuer.

            (i) Upon the resignation or removal of the Indenture Trustee, the Fiscal Agent shall automatically be deemed to have been removed.

            Section 6.10 Acceptance of Appointment by Successor.

            In case of the appointment hereunder of a successor Indenture Trustee, the successor Indenture Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee;
provided that on the request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its then unpaid fees and charges, execute and deliver an instrument transferring to such successor
Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, all property and money held by such retiring Indenture Trustee hereunder, and shall take such action as may be requested by the Issuer to provide for the appropriate interest in the Trust Estate to be vested in such successor Indenture Trustee (except that it shall not be responsible for the recording of such documents and instruments as may be necessary to give effect to the foregoing). Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts referred to in this Section 6.10.

            Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 6.10, the successor Indenture Trustee shall, at the expense of the Issuer, mail notice thereof by first class mail, postage prepaid, to the Holders of the Bonds at the Holders' addresses appearing upon the Bond Register.

            Any successor Indenture Trustee or Fiscal Agent hereunder must, at the time of such successor's acceptance of its appointment, meet the eligibility requirements set forth in Section 6.08.

            Section 6.11 Merger, Conversion, Consolidation or Succession to Business.

            Any institution into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any institution resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any institution succeeding to all or substantially all the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided that such institution shall be otherwise qualified and eligible under Section 6.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto. Section

            6.12 Preferential Collection of Claims against the Issuer.

            If and for so long as this Indenture is required to be qualified under the Trust Indenture Act, the Indenture Trustee shall be subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b), and an Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

            Section 6.13 Separate Trustees and Co-Trustees.

            (a)  Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting legal requirements of the Trust Indenture Act, if applicable, or of any jurisdiction in which any part of a Trust Estate may at the time be located, the Indenture Trustee shall have the power to, and shall execute and deliver all instruments to, appoint one or more Persons to act as separate trustees or co-trustees hereunder, jointly with the Indenture Trustee (or, in any jurisdiction in which the Indenture Trustee is incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee, who will exercise and perform such rights, powers, duties and obligations solely at the direction of the Indenture Trustee), of any portion of a Trust Estate subject to this Indenture, and any such Persons shall be such separate trustee or co-trustee, with such powers and duties consistent with this Indenture as shall be specified in the instrument appointing such Person but without thereby releasing the Indenture Trustee from any of its duties hereunder. If the Indenture Trustee shall request the Issuer to do so, the Issuer shall join with the Indenture Trustee in the execution of such instrument, but the Indenture Trustee shall have the power to make such appointment  without  making  such  request.  A separate  trustee or  co-trustee appointed pursuant to this Section 6.13 need not meet the eligibility requirements of Section 6.08.

            (b) Every separate trustee and co-trustee shall, to the extent not prohibited by Law, be subject to the following terms and conditions:

            (i) the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate or co-trustee jointly, as shall be provided in the appointing instrument, except to the extent that under any Law of any jurisdiction in which any particular act is to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

            (ii) all powers, duties, obligations and rights conferred upon the Indenture Trustee, in respect of the custody of all cash deposited hereunder shall be exercised solely by the Indenture Trustee; and

            (iii) the Indenture Trustee may at any time by written instrument accept the resignation of or remove any such separate trustee or co-trustee, and, upon the request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal, but the Indenture Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner otherwise provided herein.

            (c) Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, jointly with the Indenture Trustee, and the Indenture Trustee shall take such action as may be necessary to provide for the appropriate interest in the Trust Estate to be vested in such separate trustee or co-trustee. Any separate trustee or co-trustee may, at any time, by written instrument constitute the Indenture Trustee, its agent or attorney in fact with full power and authority, to the extent permitted by Law, to do all acts and things and exercise all discretion authorized or permitted by it, for and on behalf of it and in its name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by Law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in this Indenture. The appointment of a separate or co-trustee shall in no way release the Indenture Trustee from any of its duties or responsibilities hereunder.

            (d) No co-trustee or separate trustee hereunder shall be liable by reason of any act or omission of the Indenture Trustee or of any other such trustee hereunder.

            (e) Any notice, request or other writing, by or on behalf of any Bondholder, delivered to the Indenture Trustee shall be deemed to have been delivered to all separate trustees and co-trustees.

            Section 6.14 Appointment of Custodians.

            The Indenture Trustee may, with the consent of the Issuer, appoint at the Indenture Trustee's own expense one or more Custodians to hold, as agent for the Indenture Trustee, all or a portion of any documents and/or instruments relating to the Mortgage Collateral otherwise required to be held by the Indenture Trustee hereunder; provided that if the Custodian is an Affiliate of the Indenture Trustee such consent of the Issuer need not be obtained and the Indenture Trustee shall merely inform the Issuer of such appointment. Each
Custodian shall be a depository institution supervised and regulated by a Federal or State banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any documents relating to any item of Mortgage Collateral, shall not be the Issuer, the Depositor, a Mortgage Loan Seller or any Affiliate of any of the foregoing Persons, and shall have in place a fidelity bond and errors and omissions policy, which satisfies the requirements set forth in clause (iii) of the definition of Qualified Insurer in Annex 1 hereto, covering such Custodian's officers and employees in connection with its activities under this Indenture. Each Custodian shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Indenture Trustee hereunder in connection with the retention of documents relating to any item of Mortgage Collateral directly by the Indenture Trustee.
The appointment of one or more Custodians shall not relieve the Indenture Trustee from any of its obligations hereunder, and the Indenture Trustee shall remain responsible for all acts and omissions of any Custodians.

            Section 6.15 Inspection and Copying of Certain Documents.

            (a) The Indenture Trustee shall make available for inspection and copying (by Persons satisfying the requirements of Section 6.15(b)) at the Corporate Trust Office during normal business hours, upon reasonable advance written notice and at the expense of the requester, originals or copies of, among other things, the following items (to the extent such items are in the possession of the Indenture Trustee): (i) the Operative Agreements, (ii) all reports prepared by the Indenture Trustee, the Master Servicer and Special Servicer delivered to holders of the relevant Class of Offered Bonds since the Closing Date, (iii) all Officer's Certificates delivered to the Indenture Trustee by the Master Servicer and/or Special Servicer since the Closing Date,
(iv) all accountant's reports delivered to the Indenture Trustee in respect of the Master Servicer and/or Special Servicer since the Closing Date, and (v) any Asset Strategy Report prepared by the Special Servicer.

            Upon written request made to the Corporate Trust Office by a Person satisfying the requirements of Section 6.15(b), the Indenture Trustee shall provide copies of the items specified in parts (i) through (v) of this Section 6.15(a) to such Person, provided, however, that the Indenture Trustee may charge such requester its costs and expenses associated with fulfilling such request.

            (b) The Indenture Trustee shall provide access for inspection and copying purposes and fulfill requests for copies pursuant to Section 6.15(a) only to Bondholders, Bond Owners and prospective purchasers of Bonds and interests therein. The Indenture Trustee may require (i) in the case of a Bond Owner, a written confirmation executed by the requesting Person, in a form reasonably acceptable to the Indenture Trustee, generally to the effect that such Person is a beneficial owner of Bonds, is requesting the information for use by it or another Person in evaluating an investment in the Bonds and will otherwise keep such information confidential and (ii) in the case of a prospective purchaser of a Bond, confirmation executed by the requesting Person, in a form reasonably acceptable to the Indenture Trustee, generally to the effect that such Person is a prospective purchaser of Bonds or an interest therein, is requesting the information for use in evaluating a possible investment in the Bonds and will otherwise keep such information confidential. Bondholders, by the acceptance of their Bonds, shall be deemed to have agreed to keep such information confidential.

            Section  6.16   Representations  and  Warranties  of  the  Indenture
Trustee.

            The Indenture Trustee hereby represents and warrants to the Issuer and for the benefit of the Bondholders, as of the Closing Date, that:

            (a) The Indenture Trustee is a national banking association, duly organized, validly existing and in good standing under the Laws of the United States;

            (b) The execution and delivery of this Indenture and the Servicing Agreement by the Indenture Trustee, and the performance and compliance with the terms of this Indenture and the Servicing Agreement, will not violate the Indenture Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

            (c) The Indenture Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Indenture and the Servicing Agreement, has duly authorized the execution, delivery and performance of this Indenture and the Servicing Agreement, and has duly executed and delivered this Indenture and the Servicing Agreement;

            (d) This Indenture and the Servicing  Agreement,  assuming their due authorization, execution and delivery by each of the other parties hereto and thereto, constitute valid, legal and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with the terms hereof or thereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the enforcement of creditors' rights generally and the rights of creditors of national banking associations specifically and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at Law;

            (e) The Indenture Trustee is not in violation of, and its execution and delivery of this Indenture and the Servicing Agreement and its performance and compliance with the terms of this Indenture and the Servicing Agreement will not constitute a violation of, any Law (subject to the appointment in accordance with such applicable Laws of any co-trustee or separate trustee required pursuant to this Indenture and the Servicing Agreement), any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Indenture Trustee's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Indenture Trustee to perform its obligations under this Indenture and the Servicing Agreement;

            (f) No litigation is pending or, to the best of the Indenture Trustee's knowledge, threatened against the Indenture Trustee which would prohibit the Indenture Trustee from entering into this Indenture and the Servicing Agreement, or, in the Indenture Trustee's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Indenture Trustee to perform its obligations under this Indenture and the Servicing Agreement;

            (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Indenture Trustee of, or compliance by the Indenture Trustee with, this Indenture and the Servicing Agreement, or the consummation of the transactions contemplated by this Indenture and the Servicing Agreement, except for any consent, approval, authorization or order which has not been obtained or cannot be obtained prior to the actual performance by the Indenture Trustee of its obligations under this Indenture and the Servicing Agreement, and which, if not obtained would not have a materially adverse effect on the ability of the Indenture Trustee to perform its obligations under this Indenture and the Servicing Agreement; and

            (h) As of the Closing Date the Corporate Trust Office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674.


                                  ARTICLE VII

                          BONDHOLDER LISTS AND REPORTS

            Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Bondholders.

            The Bond Registrar, on behalf of the Issuer, will furnish or cause to be furnished to the Indenture Trustee not more than five days after each January 1 and June 1 (commencing with the first such date that is not more than six months after the related Closing Date), and at such other times as the Indenture Trustee may request in writing, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Bondholders as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Bond Registrar, no such list shall be required to be furnished.

            Section  7.02   Preservation  of  Information;   Communications   to
Bondholders.

            (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

            (b) Bondholders may communicate pursuant to TIA ss. 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds, and the Indenture Trustee shall comply with the TIA ss. 312(b).

            (c) The Issuer, the Indenture Trustee and the Bond Registrar shall have the protection of TIA ss. 312(c).

            Section 7.03 Reports by Indenture Trustee.

            (a) Within 30 days after May 15 of each year (the "Reporting Date"), commencing May 15, 2000, the Indenture Trustee shall mail to all Bondholders as described in TIA ss. 313(c), a brief report, dated as of such Reporting Date with respect to such Bonds, that complies with TIA ss. 313(a) (but if no event set forth in TIA ss. 313(a) has occurred, the Indenture Trustee shall not be required to deliver such report). The Indenture Trustee shall also mail to all such Bondholders any reports required by TIA ss. 313(b). For purposes of the information required to be included in such reports pursuant to TIA ss.ss. 313(a)(3) or 313(b)(2), the principal amount of "indenture securities" outstanding on the date as of which such information is provided shall be the aggregate Bond Principal Amount of Outstanding Bonds covered by the report.

            (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of the Bonds covered by such report, be filed by the Indenture Trustee with the Commission.

            Section 7.04 SEC Reporting.

            Based on information furnished to it by the Master Servicer and the Issuer (in 80 column unformatted electronic format acceptable to the Indenture Trustee), the Indenture Trustee will prepare and file with the Commission on Forms 8-K and 10-K (including EDGAR filings), on behalf of the Issuer, the monthly reports, any reports provided to it by the Master Servicer in 80 column unformatted electronic format, and any other information reports requested by the Issuer provided to it by the Issuer in 80 column unformatted electronic format. The Indenture Trustee shall have no responsibility to file any items other than those specified in this Section 7.04. Prior to January 2, 2000 (and each anniversary thereafter until directed by the Issuer to file a Form 15 delisting the transaction), the Indenture Trustee shall hire counsel selected by the Issuer to file reports on Form 10-K on behalf of the Trust Estate for the preceding fiscal year. Any fees and expenses incurred by the Indenture Trustee in connection with this Section 7.04 (including reasonable attorneys' fees) shall be reimbursed to it by the Issuer. Manually-signed copies of each report shall be delivered to the Issuer to the attention of the Secretary (or such other Persons as are designated in writing by the Issuer), with a copy to the Indenture Trustee.

            Section 7.05 Report by Issuer.

            (a) The Issuer shall furnish to the Indenture Trustee, not less often than annually, a certificate from the principal executive officer, principal financial officer or principal accounting officer of the Issuer as to such officer's knowledge of the Issuer's compliance with all conditions and covenants of this Indenture which compliance shall be determined without regard to any period of grace or requirement of notice provided hereunder.

            (b) Unless and until changed by notice in writing from the Issuer to the Indenture Trustee, the fiscal year of the Issuer shall end on December 31 of each year.

            Section 7.06 Statements to Bondholders.

            (a) On each Payment Date, based on and to the extent of information provided by the Servicers, the Indenture Trustee shall furnish to each Bondholder and each Bond Owner which shall have certified to the Indenture Trustee that it is a Bond Owner, the Issuer, each Servicer, and each Rating Agency, the following reports setting forth certain information with respect to the Mortgage Loans and the Bonds:

            (i) a statement setting forth the following: (A) the amount of payments, if any, made on such Payment Date to the holders of each Class of Bonds applied to reduce the respective Bond Principal Amounts thereof; (B) with respect to each Class of Bonds (other than the Class S, Class X and Class H Bonds), the amount of payments allocable to interest accrued at the respective Bond Interest Rates and the amount, if any, by which such payment was reduced by Prepayment Interest Shortfalls, Realized Losses; (C) the number of outstanding Mortgage Loans and the aggregate Stated Principal Balance of the Mortgage Loans at the close of business on the last day of the related Collection Period; (D) the number and aggregate Stated Principal Balance of Mortgage Loans (1) delinquent one month, (2) delinquent two months, (3) delinquent three or more months, or (4) as to which foreclosure proceedings have commenced; (E) with respect to any REO Property included in the Trust Estate, details pertaining to each individual REO Property including the loan number of the related REO Mortgage Loan, the unpaid principal balance of the related REO Mortgage Loan (and all REO Mortgage Loans in the aggregate), the date that such Mortgaged Property became an REO Property, the book value of such REO Property (which will equal the unpaid principal balance of such Mortgage Loan at the time of foreclosure) and any net income received on such REO Property during the related Collection Period; (F) with respect to any REO Property sold or otherwise disposed of during the related Collection Period, the amount of sale proceeds and other amounts, if any, received in respect of such REO Property during the related Collection Period; (G) as to any Mortgage Loan repurchased by the Mortgage Loan Seller or Loan Originator or otherwise liquidated during the related Collection Period, the loan number thereof and the amount of the proceeds of such repurchase or other liquidation; (H) the aggregate Bond Principal Amount of each Class of Bonds before and after giving effect to the payments made on such Payment Date; (I) the aggregate amount of unscheduled principal collections made during the related Collection Period and the cumulative amount of such collections including such Collection Period; (J) the Bond Interest Rate applicable to each Class of Bonds (other than the Class S, Class X and Class H Bonds) for such Payment Date; (K) the aggregate amount of servicing compensation retained by or paid to each Servicer during the related Collection Period; (L) the amount of Realized Losses, shortfalls, and/or expenses, if any, incurred with respect to the Mortgage Loans during the related Collection Period; (M) the aggregate amount of Advances outstanding that have been made by each of the Servicers, the Indenture Trustee, or the Fiscal Agent; (N) the amount of any Appraisal Reduction Amounts for the related Collection Period, on a loan-by-loan basis; (O) the amount of Prepayment Interest Excess and an accounting as to the manner in which the same was allocated pursuant to this Indenture; and (P) with respect to any Specially Serviced Mortgage Loan, the Special Servicer Report, to the extent such report is delivered to the Indenture Trustee by the Special Servicer. In the case of information pursuant to subclasses (A), (B) and
     (H) above, the amounts shall be expressed in the aggregate for all Bonds and in amounts allocable per $1,000 of Bond denomination.

            (ii) A report containing information regarding the Mortgage Loans as of the end of the related Collection Period, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in the Prospectus Supplement prepared in connection with the initial offering of the Bonds in the tables under the caption "Description of the Mortgage Pool -- Certain Characteristics of the Mortgage Loans" (calculated where applicable on the basis of the most recent relevant information provided by the Mortgagors to the Servicers and by the Servicers to the Indenture Trustee) and such information shall be presented in a tabular format substantially similar to the format utilized in the Prospectus Supplement under such caption.

            (iii) Other reports containing loan-by-loan information relating to Mortgage Loans that (A) have not made the most recent Monthly Payment then due, (B) have been classified as Specially Serviced Mortgage Loans or (C) that have experienced a Realized Loss.

            The Indenture Trustee shall make the foregoing reports accessible via automated facsimile by placing a telephone call to (714) 282-5518 and following the voice commands to request "statement number 370." Account numbers on the ASAP System may be obtained by calling the same telephone number and following the voice prompts for obtaining account numbers, or by calling (800) 246-5761. The Indenture Trustee may make available through its electronic bulletin board system, on a confidential basis, certain information related to the Mortgage Loans. The bulletin board may be accessed by calling (714) 282-3990. Investors that have an account on the bulletin board may retrieve the loan level data file for each transaction in the directory. Certain information regarding the Mortgage Loans shall be made available at the website maintained by the Indenture Trustee at "www.lnbabs.com."

            (b) The Indenture Trustee shall mail or otherwise provide to any Person requesting a copy of the reports delivered to Bondholders pursuant to the first paragraph of clause (a) above, a copy of such reports. The Indenture Trustee shall be entitled to charge such Person a nominal fee to cover the cost of such mailing.

            (c) The Indenture Trustee is hereby authorized to furnish to the Rating Agencies, the Bondholders and/or to the public any other information (such other information, collectively, "Additional Information") with respect to the Mortgage Loans, any Mortgaged Property or the Issuer as may be provided to it by the Issuer, the Master Servicer or Special Servicer or gathered by it in any investigation or other manner from time to time, provided that (A) any such Additional Information shall only be furnished with the consent or at the request of the Issuer, (B) the Indenture Trustee shall be entitled to indicate the source of all information furnished by it and the Indenture Trustee may affix thereto any disclaimer it deems appropriate in its sole discretion (including any warnings as to the confidential nature and/or the uses of such information as it may, in its sole discretion, determine appropriate), (C) the Indenture Trustee shall be entitled (but not obligated) to require payment from each recipient of a reasonable fee for, and its out-of-pocket expenses incurred in connection with, the collection, assembly, reproduction or delivery of any such Additional Information and (D) the Indenture Trustee shall be entitled to distribute or make available such information in accordance with such reasonable rules and procedures as it may deem necessary or appropriate (which may include the requirement that an agreement executed by the recipient that provides such information shall be used solely for purposes of evaluating the investment characteristics or valuation of the Bonds). Nothing herein shall be construed to impose upon the Indenture Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance, and the Indenture Trustee shall neither have any liability for furnishing nor for refraining from furnishing Additional Information in any instance. The Indenture Trustee shall be entitled (but not required) to require that any consent, direction or request given to it pursuant to this Section 7.06 be made in writing.

            Furthermore, the Indenture Trustee will supply to any Bondholder so requesting by telephone the Bond Interest Rates on any Class of Bonds (other than the Class S, Class X and Class H Bonds) for the current and the immediately preceding Interest Accrual Periods.

            (d) The Retained Public Bonds and the Private Bonds will not be treated as issued for purposes of federal income tax information reporting of interest and original issue discount until such Bonds are sold to a Person other than the Mortgage Loan Seller or a wholly-owned Affiliate of the Mortgage Loan Seller and any original issue discount with respect to such Bonds shall be determined only upon such a sale.


                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

            Section 8.01 Payment Account.

            (a) On or prior to the date hereof, the Indenture Trustee shall establish (and, at all times thereafter, the Indenture Trustee shall maintain) the Payment Account for the Bonds. The Payment Account shall consist solely of one or more Eligible Accounts established and maintained in the name of the Indenture Trustee (in such capacity) and, in each case, bearing a designation clearly indicating that such account and all funds deposited therein are held for the exclusive benefit of the Bondholders and, subject to the lien of this Indenture, the Issuer.

            The Indenture Trustee shall deposit or cause to be deposited in the Payment Account, upon receipt, any and all amounts in respect of the Mortgage Collateral remitted or advanced under the Servicing Agreement from time to time except as provided in this Indenture. The Indenture Trustee, in accordance with the terms of this Indenture, shall have exclusive control and sole right of withdrawal with respect to the Payment Account. Funds in the Payment Account shall not be commingled with any other monies. All monies deposited from time to time in the Payment Account shall be held by and under the control of the Indenture Trustee in the Payment Account for the benefit of the Bondholders and the Issuer as herein provided. Amounts on deposit in the Payment Account shall not be invested.

            All amounts on deposit in the Payment Account shall be held uninvested.

            (b) Unless the Bonds have been declared due and payable  pursuant to
Section 5.02 and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06, the Indenture Trustee is authorized to make withdrawals from the Payment Account (the order set forth hereafter not constituting an order of priority for such withdrawals) (i) to make payments on the Bonds as provided herein, (ii) to pay Administrative Expenses and Additional Expenses in respect of the Issuer or the Trust Estate, and (iii) to withdraw any amounts deposited in the Payment Account in error.

            Section 8.02 Other Accounts.

            As and when required by the Servicing Agreement, the Issuer, the Indenture Trustee and the Paying Agent, as applicable, shall establish and maintain such other Accounts (in addition to the Payment Account) in respect of the Bonds as are specified by, and in such manner and amounts and with such depository institutions as are specified in, the Servicing Agreement. Deposits to and disbursements from such other Accounts, and investments of amounts held therein from time to time, shall be made as provided in the Servicing Agreement.

            Section 8.03 Release of Trust Estate.

            (a) Subject to the payment of the Indenture Trustee's fees and expenses pursuant to Section 6.07 and to the payment of any other Administrative Expenses, Servicing Expenses or Additional Expenses, the Indenture Trustee may (subject to this Section 8.03), and when required by the provisions of this Indenture shall, execute instruments prepared by the Issuer and reasonably satisfactory to the Indenture Trustee to release property, securities or funds constituting part of the Trust Estate from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            (b) The Indenture Trustee shall, at such time as there are no Bonds Outstanding, and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Trust Estate from the lien of this Indenture and release any funds then on deposit in any Account.

            (c) Without restricting any other provision hereof regarding the release of property, securities or funds, the Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.03 only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and a certificate or opinion from an Accountant, in accordance with TIA ss. 314(c) and meeting the applicable requirements of Section 14.01(a).

            (d) Upon any release of property, securities or funds in accordance with this Section 8.03, the Indenture Trustee shall automatically be released of any obligations and responsibilities with respect to the property, securities and funds so released (including being released from the claims of any Person against such property, securities or funds released).

            Section 8.04 Opinion of Counsel.

            The Indenture Trustee shall receive at least seven (7) days notice when requested by the Issuer to take any action pursuant to Section 8.03(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Bonds or the rights of the Holders of such Bond in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

            Section 9.01 Supplemental Indentures Without Consent of Bondholders.

            Without the consent of any Bondholders, the parties hereto at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, for any of the following purposes:

            (i) to correct and amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

            (ii) to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as herein set forth, additional limitations and restrictions thereafter to be observed;

            (iii) to evidence the succession, in compliance with the applicable provisions herein, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Bonds;

            (iv) to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer;

            (v) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

            (vi) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

            (vii) to evidence and provide for the acceptance of appointment hereunder by a successor trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13; or (viii) to modify this Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

            The Indenture Trustee is hereby authorized to join in the execution of any such amendment or supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained or required. In connection with any such amendment or supplemental indenture, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel generally to the effect that (i) such amendment is permitted pursuant to this Section 9.01 and (ii) such amendment will not adversely affect the federal income tax status of the Issuer or of the Trust Estate. The Indenture Trustee may, in its discretion, elect not to join in the execution of any amendment or supplemental indenture if it determines that any such amendment or supplemental indenture materially and adversely affects the rights, duties, liabilities and immunities of the Indenture Trustee.

            Section 9.02 Supplemental Indentures With Consent of Bondholders.

            With the consent of the Holders of Bonds representing more than 50% of the Voting Rights of each Class of Bonds, the Issuer and the Indenture Trustee may amend this Indenture or enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture with respect to such Bonds or of modifying in any manner the rights of the Bondholders under this Indenture; provided that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

            (i) change the date of payment of any installment of principal of or interest on, or any other amount payable to, any Bond, or reduce the Bond Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the Trust Estate to payments of principal of or interest on, or any other amount payable to, any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
     Article V, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption Date);

            (ii) reduce the percentage of the Voting Rights allocated to, or the percentage of the aggregate Bond Principal Amount of, any Class, the consent of the Holders of Bonds representing which is required for the execution of any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

            (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

            (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the aggregate Bond Principal Amount of, any Class of Bonds, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.04 or Section 5.12;

            (v) modify any provision of this Section 9.02, except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

            (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal or any other amount due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Bonds to the benefit of any provisions for the mandatory redemption of the Bonds contained herein; or

            (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture, except as otherwise expressly permitted hereby.

            It shall not be necessary for the consent of Bondholders  under this
Section 9.02 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

            For purposes of giving the consents contemplated by this Section 9.02, Bonds held by the Issuer, the Depositor and any Affiliate thereof will be given the same regard as Bonds held by any other Person.

            Section 9.03 Reserved.

            Section 9.04 Delivery of Supplements and Amendments.

            Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture or amendment pursuant to the provisions hereof, the Indenture Trustee, at the expense of the Issuer payable out of the Trust Estate pursuant to Section 6.07, shall mail, first class postage prepaid, to each Holder of Bonds to which such supplemental indenture or amendment relates a notice setting forth in general terms the substance of such supplemental indenture or amendment. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or amendment. Section 9.05 Execution of Supplemental Indentures.

            In executing, or permitting the additional trusts created by, any amendment or supplemental indenture permitted by this Article IX or in accepting the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, at the Issuer's expense payable out of the Trust Estate pursuant to Section 6.07, and subject to Sections 6.01 and 6.03, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Section 9.06 Effect of Supplemental Indentures.

            Upon the execution of any amendment or supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Bonds shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such amendment or supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            Section 9.07 Conformity with Trust Indenture Act.

            Every amendment and supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be required to be qualified under the Trust Indenture Act as evidenced by an Opinion of Counsel delivered to the Indenture Trustee at the expense of the Issuer.

            Section 9.08 Reference in Bonds to Supplemental Indentures.

            Bonds  authenticated  and  delivered  after  the  execution  of  any amendment or supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture that affects such Bonds. If the Issuer or the Indenture Trustee shall so determine, new Bonds so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture shall be prepared by the Indenture Trustee, executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Bonds affected by such amendment or supplemental indenture.


                                    ARTICLE X

                                    PAYMENTS

            Section 10.01 Payment of Principal and Interest.

            (a) All payments of interest and principal and any other amounts made with respect to any Class of Bonds will be allocated pro rata among the Outstanding Bonds of such Class based on the respective Bond Principal Amounts thereof.

            (b) On each Payment Date, and after making any payments  pursuant to
Section 3.10 of this Indenture, unless the Bonds have been declared due and payable pursuant to Section 5.02 and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06, the Indenture Trustee shall withdraw from the Payment Account and apply the Available Payment Amount for such Payment Date among the respective Classes of Bondholders and the Ownership Certificateholder for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

            (i) to (A) the Holders of the Class A-1 and Class A-2 Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate and (B) the Holders of the Class S Bonds, the Class S Distributable Amount for such Payment Date, pro rata, with respect to the Class A-1, Class A-2 and Class S Bonds, based on their entitlements to such amounts;

            (ii) to the Holders of the Class A-1 and Class A-2 Bonds, sequentially in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Bond Principal Amount of the Class A-1 and/or Class A-2 Bonds then entitled to receive principal and (B) the Principal Payment Amount for such Payment Date; provided, that, if the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to the aggregate Outstanding Bond Principal Amount of the Class A-1 and Class A-2 Bonds immediately prior to such Payment Date, such principal will be paid to the Holders of the Class A-1 and Class A-2 Bonds, pro rata, based on their aggregate Bond Principal Amounts;

            (iii) to the Holders of the Class A-3 Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (iv) after the aggregate Bond Principal Amount of the Class A-1 and Class A-2 Bonds has been reduced to zero, to the Holders of the Class A-3 Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Bond Principal Amount of the Class A-3 Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid as principal on such Payment Date on the Class A-1 and Class A-2 Bonds pursuant to clause (ii) above;

            (v) to the Holders of the Class B Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (vi) after the aggregate Bond Principal Amount of the Class A-1, Class A-2 and Class A-3 Bonds has been reduced to zero, to the Holders of the Class B Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Bond Principal Amount of the Class B Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid as principal on such Payment Date on the Class A-1, Class A-2 and Class A-3 Bonds pursuant to clauses (ii) and (iv) above;

            (vii) to the Holders of the Class C Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (viii) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3 and Class B Bonds has been reduced to zero, to the Holders of the Class C Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Bond Principal Amount of the Class C Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid as principal on such Payment Date on the Class A-1, Class A-2, Class A-3 and Class B Bonds pursuant to clauses (ii), (iv) and (vi) above;

            (ix) to (A) the Holders of the Class D Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate and (B) the Holders of the Class X Bonds, the Class X Distributable Amount for such Payment Date, pro rata with respect to the Class D and Class X Bonds, based on their entitlements to such amounts;

            (x) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B and Class C Bonds has been reduced to zero, to the Holders of the Class D Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Bond Principal Amount of the Class D Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid as principal on such Payment Date on the Class A-1, Class A-2, Class A-3, Class B and Class C Bonds pursuant to clauses (ii), (iv), (vi) and (viii) above;

            (xi) to the Holders of the Class E Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (xii) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Bonds has been reduced to zero, to the Holders of the Class E Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Bond Principal
     Amount of the Class E Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid as principal on such Payment Date on the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Bonds pursuant to clauses (ii), (iv), (vi), (viii) and (x) above;

            (xiii) to (A) the Holders of the Class A-1 and Class A-2 Bonds, the LIBOR Deficiency Amount for such Payment Date for each such Class, if any, and to the extent not previously paid, for all prior Payment Dates, together with interest on such previously unpaid LIBOR Deficiency Amounts (to the extent permitted by applicable Law) at the applicable Bond Interest Rate and (B) the Holders of the Class S Bonds, the sum of (1) the Class S Shortfall for such Payment Date, if any, and to the extent not previously paid, for all prior Payment Dates, together with interest on such previously unpaid Class S Shortfalls (to the extent permitted by applicable
     Law) at the Class S Rate and (2) if the Bonds are the subject of optional redemption pursuant to Section 11.01 of this Indenture on such Payment Date, the Class S Early Termination Amount, if any, pro rata, with respect to the Class A-1, Class A-2 and Class S Bonds, based on their entitlements to such amounts;

            (xiv) to the Holders of the Class A-3, Class B, Class C, Class D and Class E Bonds, in that order, the LIBOR Deficiency Amount for such Payment Date for each such Class, if any, and to the extent not previously paid, for all prior Payment Dates, together with interest on such previously unpaid LIBOR Deficiency Amounts (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (xv) to the Holders of the Class F Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (xvi) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to the Holders of the Class F Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Bond Principal Amount of the Class F Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid as principal on such Payment Date on the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds pursuant to clauses (ii), (iv),
     (vi), (viii), (x) and (xii) above;

            (xvii) to the Holders of the Class G Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (xviii) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Bonds has been reduced to zero, to the Holders of the Class G Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Bond Principal Amount of the Class G Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid as principal on such Payment Date on the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Bonds pursuant to clauses
     (ii), (iv), (vi), (viii), (x), (xii) and (xvi) above;

            (xix) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Bonds has been reduced to zero, to the Holders of the Class H Bonds in respect of principal, up to an amount equal to the lesser of (A) the then aggregate Bond Principal Amount of the Class H Bonds and (B) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid as principal on such Payment Date to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Bonds pursuant to clauses (ii), (iv), (vi), (viii), (x), (xii), (xvi) and (xviii) above;

            (xx) to the Holders of the Class X Bonds, the sum of (A) the Class X Shortfall for such Payment Date, if any, and to the extent not previously paid, for all prior Payment Dates, together with interest on such previously unpaid Class X Shortfalls (to the extent permitted by applicable
     Law) at the Class X Rate and (B) if the Bonds are the subject of optional redemption pursuant to Section 11.01 of this Indenture on such Payment Date, the Class X Early Termination Amount, if any; and

            (xxi) to or at the direction of the Ownership Certificateholder in respect of the Issuer's Equity, any remaining portion of the Available Payment Amount for such Payment Date.


            (c) If the Bonds have been  declared  due and  payable  pursuant  to
Section 5.02 and payments and other collections from the Trust Estate are to be applied pursuant to Section 5.06, then the portion of such payments and other collections allocable to make payments on the Bonds on each Payment Date shall be applied among the respective Classes of Bondholders and the Ownership Certificateholder for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

            (i) to (A) the Holders of the Class A-1 and Class A-2 Bonds, in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate, and (B) the Holders of the Class S Bonds, the Class S Distributable Amount, pro rata with respect to the Class A-1, Class A-2 and Class S Bonds in accordance with their entitlements to such amounts;

            (ii) to the Holders of the Class A-1 and Class A-2 Bonds, pro rata in respect of principal, based on their respective aggregate Bond Principal Amounts, until the aggregate Bond Principal Amount of such Bonds is reduced to zero;

            (iii) to the Holders of the Class A-3 Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (iv) after the aggregate Bond Principal Amount of the Class A-1 and Class A-2 Bonds has been reduced to zero, to the Holders of the Class A-3 Bonds in respect of principal, until the aggregate Bond Principal Amount of the Class A-3 Bonds is reduced to zero;

            (v) to the Holders of the Class B Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (vi) after the aggregate Bond Principal Amount of the Class A-1, Class A-2 and Class A-3 Bonds has been reduced to zero, to the Holders of the Class B Bonds in respect of principal, until the aggregate Bond Principal Amount of the Class B Bonds is reduced to zero;

            (vii) to the Holders of the Class C Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (viii) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3 and Class B Bonds has been reduced to zero, to the Holders of the Class C Bonds in respect of principal, until the aggregate Bond Principal Amount of the Class C Bonds is reduced to zero;

            (ix) to (A) the Holders of the Class D Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate and (B) the Holders of the Class X Bonds, the Class X Distributable Amount, pro rata with respect to the Class D and Class X Bonds in accordance with their entitlements to such amounts;

            (x) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B and Class C Bonds has been reduced to zero, to the Holders of the Class D Bonds in respect of principal, until the aggregate Bond Principal Amount of the Class D Bonds is reduced to zero;

            (xi) to the Holders of the Class E Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (xii) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Bonds has been reduced to zero, to the Holders of the Class E Bonds in respect of principal, until the aggregate Bond Principal Amount of the Class E Bonds is reduced to zero;

            (xiii) to (A) the Holders of the Class A-1 and Class A-2 Bonds, the LIBOR Deficiency Amount for such Payment Date for each such Class, if any, and to the extent not previously paid, for all prior Payment Dates, together with interest on such previously unpaid LIBOR Deficiency Amounts (to the extent permitted by applicable Law) at the applicable Bond Interest Rate, and (B) the Holders of the Class S Bonds, the sum of (1) the Class S Shortfall for such Payment Date, if any, and to the extent not previously paid, for all prior Payment Dates, together with interest on such unpaid Class S Shortfalls (to the extent permitted by applicable Law) at the Class S Rate and (2) the Class S Early Termination Amount, if any, pro rata with respect to the Class A-1, Class A-2 and Class S Bonds in accordance with their entitlements to such amounts;

            (xiv) to the Holders of the Class A-3, Class B, Class C, Class D and Class E Bonds, in that order, the LIBOR Deficiency Amount, for each such Class, if any, and to the extent not previously paid, for all prior Payment Dates, together with interest on such unpaid LIBOR Deficiency Amounts (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (xv) to the Holders of the Class F Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (xvi) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds has been reduced to zero and the Class S Bonds have been retired, to the Holders of the Class F Bonds in respect of principal, until the aggregate Bond Principal Amount of the Class F Bonds is reduced to zero;

            (xvii) to the Holders of the Class G Bonds in respect of interest, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods, together with interest on such previously unpaid Accrued Bond Interest (to the extent permitted by applicable Law) at the applicable Bond Interest Rate;

            (xviii) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Bonds has been reduced to zero and the Class S Bonds have been retired, to the Holders of the Class G Bonds in respect of principal, until the aggregate Bond Principal Amount of the Class G Bonds is reduced to zero;

            (xix) after the aggregate Bond Principal Amount of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Bonds has been reduced to zero and the Class S Bonds have been retired, to the Holders of the Class H Bonds in respect of principal, until the aggregate Bond Principal Amount of the Class H Bonds is reduced to zero;

            (xx) to the Holders of the Class X Bonds, the sum of (A) the Class X Shortfall for such Payment Date, if any, and to the extent not previously paid, for all prior Payment Dates, together with interest on such previously unpaid Class X Shortfalls (to the extent permitted by applicable
     Law) at the Class X Rate and (B) the Class X Early Termination Amount, if any; and

            (xxi) after the aggregate Bond Principal Amount of all the Bonds (other than the Class S and Class X Bonds) has been reduced to zero, and the Class S and Class X Bonds have been retired, to or at the direction of the Ownership Certificateholder in respect of the Issuer's Equity, any remaining funds.

            (d)  Until  such time as the  Indenture  Trustee  receives  contrary instructions from the Owner Trustee in writing, the Indenture Trustee is hereby authorized and agrees to make all payments that are to be made to or at the direction of the Issuer pursuant to either of subsections (b) or (c) of this
Section 10.01 or pursuant to Section 5.06 directly to the Mortgage Loan Seller as the sole holder of all the Ownership Certificates, by wire transfer in accordance with written wiring instructions provided by the Depositor. This
Section 10.01(d) shall constitute a direction made by the Owner Trustee in accordance with Section 4.2 of the Deposit Trust Agreement, and all payments made pursuant to this Section 10.01(d) shall constitute distributions made pursuant to Section 4.1(b) of the Deposit Trust Agreement. The Indenture Trustee agrees to accept and act in accordance with such alternative payment instructions to a single account with respect to monies payable to or at the direction of the Ownership Certificateholder as the Owner Trustee or the Ownership Certificateholder shall provide in writing no less than five (5) Business Days prior to the related Payment Date. In connection with making any payments pursuant to this Section 10.01(d), the Indenture Trustee shall promptly provide to the Owner Trustee and the Administrator by facsimile transmission and first-class mail, postage prepaid, a written statement detailing the amounts so paid.

            (e) Subject to Section 2.07(f), the Issuer shall duly and punctually pay the principal of and interest on and other amounts payable in respect of the Bonds in accordance with the terms of the Bonds and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Bondholder of interest or principal shall be considered as having been paid by the Issuer to such Bondholder for all purposes of this Indenture.


                                   ARTICLE XI

         OPTIONAL REDEMPTION OF BONDS BY THE OWNERSHIP CERTIFICATEHOLDER

            Section    11.01    Optional    Redemption    by    the    Ownership
Certificateholder.

            (a) Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding. If the Ownership Certificateholder shall elect to purchase the assets of the Trust Estate pursuant to this Section 11.01, it shall furnish notice of such election to the Indenture Trustee not later than thirty (30) days prior to the anticipated purchase date. All of the Outstanding Bonds shall be due and payable on the Redemption Date and the Indenture Trustee shall furnish a notice complying with Section 11.02 to each Holder of the Class or Classes being called for redemption pursuant to this Section 11.01. The Ownership Certificateholder's option to purchase the assets of the Trust Estate shall be evidenced by an Issuer Order directing the Indenture Trustee to permit the Ownership Certificateholder to purchase such assets of the Trust Estate and thereby cause a redemption of the Bonds on the Redemption Date and at the Redemption Price specified in such Issuer Order.

            (b) In the case of a redemption pursuant to this Section 11.01, on or before the Remittance Date preceding the related Redemption Date, the Ownership Certificateholder, at the instruction of the Indenture Trustee, shall deposit into the Payment Account an amount equal to the Redemption Price for the Mortgage Loans to be purchased.

            (c) On any Redemption Date, following the payments to be made on such date pursuant to Section 10.01(b), the Indenture Trustee shall withdraw from the Payment Account and, subject to Section 2.07(d) hereof, pay, to the extent not paid pursuant to Section 10.01(b), to the Holders of the Bonds (other than the Class S and Class X Bonds) to be redeemed the remaining Bond Principal Amount thereof, together with any unpaid interest thereon and any unpaid LIBOR Deficiency Amounts, if any, together with accrued and unpaid interest thereon through the end of the related Interest Accrual Period, and to the Holders of the Class S and Class X Bonds to be redeemed, the amounts specified in clause
(ii) and (iii), respectively, of the definition of "Bond Redemption Amount."

            Section 11.02 Form of Optional Redemption Notice.

            Notice of redemption under Section 11.01 shall be given by the Indenture Trustee, by first-class mail, postage prepaid, mailed not less than ten (10) days prior to the applicable Redemption Date, to each Person in whose name a Bond to be redeemed is registered as of the close of business on the Record Date preceding the applicable Redemption Date at such Holder's address appearing in the Bond Register.

            The notice of optional redemption shall include:

            (i) the Redemption Date;

            (ii) the Redemption Price; and

            (iii) if Bonds of a Class are to be paid in full on a Redemption Date, the fact of such expectation of payment in full, the place(s) where such Bonds may be surrendered for payment of the Redemption Price (which shall include the office or agency to be maintained as provided in Section 3.02), and that no interest shall accrue on such Bonds for any period after the end of the Interest Accrual Period relating to such Redemption Date.

            Notice of Redemption as specified herein shall be given by the Indenture Trustee in the name of and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Bond selected for redemption shall not impair or affect the validity of the redemption of any other Bond so selected.

            Section 11.03 Bonds Payable on Redemption Date.

            Notice of redemption having been given as provided in Section 11.02, the Bonds to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price, and unless the Ownership Certificateholder shall default in the payment of the Redemption Price, no interest shall accrue on the Bond Principal Amount of such Bonds or portions thereof to be redeemed for any period after the end of the Interest Accrual Period relating to such Redemption Date.


                                  ARTICLE XII

                              BONDHOLDERS' MEETING

            Section 12.01 Purposes for Which Meetings May Be Called.

            A meeting of Bondholders of any Class may be called at any time and from time to time pursuant to the provisions of this Article XII for any of the following purposes:

            (i) to give any notice to the Issuer or to the Indenture Trustee, to give any direction to the Indenture Trustee, to consent to the waiver of any default hereunder and its consequences, or to take any other action authorized to be taken by Bondholders pursuant to any of the provisions of
     Article V;

            (ii) to remove the Indenture Trustee and appoint a successor trustee pursuant to the provisions of Article VI;

            (iii) to consent to the execution of an amendment or amendments hereof or to an indenture or indentures supplemental hereto pursuant to the provisions of Article IX; or

            (iv) to take any other action authorized to be taken by or on behalf of the Holders of any Class under any other provision of this Indenture or under applicable Law.

            Section 12.02 Manner of Calling Meetings.

            The Indenture Trustee may at any time call a meeting of Bondholders of any Class to take any action specified in Section 12.01, to be held at such time and at such place in the continental United States as the Indenture Trustee shall determine. Notice of every meeting of the Bondholders of any Class, setting forth the time and the place of such meeting, shall be mailed not less than twenty (20) or more than sixty (60) days prior to the date fixed for the meeting to each such Bondholder as provided in Section 14.05. Any failure of the Indenture Trustee to mail notice to every Bondholder of the applicable Class or any defect in mailing the notice shall not impair or affect the validity of the meeting. The Indenture Trustee may fix, in advance, a date as the record date for determining the Bondholders of the applicable Class entitled to notice of or to vote at any such meeting not less than twenty (20) nor more than seventy-five
(75) days prior to the date fixed for such meeting.

            Section  12.03  Call  of  Meeting  by  the   Indenture   Trustee  or
Bondholders.

            If, at any time, the Indenture Trustee, pursuant to an Issuer Order, shall have been requested to call a meeting of the Bondholders of any Class, or the Holders of Bonds representing at least 10% of the Voting Rights of any Class shall have requested the Indenture Trustee to call a meeting of Bondholders of such Class, to take any action authorized in Section 12.01, by written request setting forth in reasonable detail the action proposed to be taken at such meeting, and the Indenture Trustee shall not have mailed notice of such meeting within fifteen (15) days after receipt of such request, then the Indenture Trustee or the Holders of Bonds of the applicable Class representing at least 10% of the Voting Rights of such Class may determine the time and the place for such meeting, the record date for determining the Bondholders entitled to notice of or to vote at such meeting, and may call such meeting only to take any action authorized in Section 12.01, by mailing notice thereof as provided in Section 12.02.

            Section 12.04 Who May Attend and Vote at Meetings.

            To attend and to be entitled to vote at any meeting of Bondholders a Person shall (i) be a Holder on the applicable Record Date of one or more Bonds of the Class with respect to which such meeting was called or (ii) be a Person appointed by an instrument in writing as proxy by a Holder described in the immediately preceding clause (i). The only Persons who shall be entitled to be present or to speak at any meeting of Bondholders of any Class shall be the Persons entitled to vote at such meeting and their counsel, and any representatives of the Issuer and the Indenture Trustee and their counsel.

            Section 12.05 Regulations May Be Made by Indenture Trustee.

            Notwithstanding any other provisions of this Indenture, the Indenture Trustee may make such reasonable regulations as it may deem advisable for any meeting of Bondholders, in regard to proof of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in
Section 14.03(a) and the appointment of any proxy shall be proved in the manner specified in such Section 14.03; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face may be presumed valid and genuine without the proof hereinabove or in such Section 14.03(a) specified.

            The Indenture Trustee shall, by written instrument, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Indenture Trustee as a result of its receipt of an Issuer's Order or by Bondholders as provided in Section 12.03, in which case the Indenture Trustee or the Bondholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and permanent secretary of the meeting shall be elected by majority vote (calculated in accordance with the following paragraph) of the Persons present at the meeting and entitled to vote.

            At any meeting of Holders, each Person entitled to vote at such meeting shall be entitled to vote provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Bonds held by him or instruments in writing as aforesaid duly designating such chairperson as the proxy to vote on behalf of other Bondholders. Any meeting of Bondholders duly called pursuant to the provisions of Section 12.02 or 12.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

            At any meeting of Holders, the presence of Persons holding or representing Bonds of the applicable Class in Voting Rights sufficient to take action upon the business for the transaction of which such meeting was called, shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing Bonds of the applicable Class with Voting Rights of more than 50% of the Voting Rights of all the Bonds of such Class represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

            Section 12.06 Manner of Voting at Meetings and Records To Be Kept.

            The vote upon any matter submitted to any meeting of Bondholders shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Bonds of the applicable Class held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Bondholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 12.02. The record shall show the serial numbers of the Bonds voting in favor of and against any resolutions. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Indenture Trustee to be preserved by the Indenture Trustee.

            Any record so signed and verified shall be conclusive evidence of the matters therein stated.

            Section   12.07   Exercise  of  Rights  of  Indenture   Trustee  and
Bondholders Not to be Hindered or Delayed.

            Nothing contained in this Article XII shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Bondholders or any rights expressly or implicitly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Indenture Trustee or to the Bondholders under any of the provisions of this Indenture or of the Bonds. Any action specified in Section
12.01 may be effected by Act of the appropriate Bondholders or in any other manner permitted hereby, without any meeting being called pursuant to this
Article XII.


                                  ARTICLE XIII

                        MORTGAGE COLLATERAL AND SERVICING

            Section 13.01 Delivery of Mortgage Collateral.

            (a) The Indenture Trustee, by its execution and delivery of this Indenture, acknowledges receipt by it or a Custodian on its behalf, subject to the proviso in the definition of Mortgage Loan File, to any exceptions noted on the Schedule of Exceptions to Mortgage Loan File Delivery attached hereto as Exhibit C, to the provisions of Section 13.01(c) and to the further review provided for in Section 13.01(b), of (i) the Mortgage Loan File with respect to each Pledged Mortgage Loan, (ii) a fully executed counterpart of the Mortgage Loan Purchase Agreement and the Warranty Agreement, and (iii) all other assets delivered to it and included in the Trust Estate, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and the other documents received by it that constitute portions of the Mortgage Loan Files, and that it holds and will hold such other assets included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Bondholders and, subject to the lien of this Indenture, the Issuer. In addition, the Indenture Trustee hereby certifies to the Issuer, and for the benefit of the Bondholders that, as to each Pledged Mortgage Loan listed on the Mortgage Loan Schedule, except as specifically identified in the Schedule of Exceptions to Mortgage Loan File Delivery attached hereto as Exhibit C, (i) all documents specified in clause (i) of the definition of "Mortgage Loan File" are in its possession or the possession of a Custodian on its behalf, (ii) all documents referred to in clause (i) of this sentence received by it or any Custodian with respect to such Pledged Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor) and purport to relate to such Pledged Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with original principal balance and Loan Maturity Date accurately reflects the information set forth in the Mortgage Loan File.

            The Indenture Trustee shall not (i) transfer legal title to, or release from the lien of this Indenture, any of the Pledged Mortgage Loans or any other asset constituting all or a portion of the Trust Estate (except as expressly provided herein or permitted hereby) or (ii) permit any of the Pledged Mortgage Loans or any other asset constituting all or a portion of the Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Indenture Trustee or any Person claiming by, through or under the Indenture Trustee.

            The Indenture Trustee shall hold that portion of the Trust Estate delivered to the Indenture Trustee consisting of "instruments" (as such term is defined in Section 9-105(i) of the Uniform Commercial Code as in effect in Illinois on the date hereof) in Illinois and, except as otherwise specifically provided in this Indenture, shall not remove such instruments from Illinois, as applicable, unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from Illinois) that after such removal, the Indenture Trustee will possess a first priority perfected security interest in such instruments.

            (b) On or about the 30th day following the Closing Date (and, if any exceptions are noted, again on or about the first anniversary of the Closing
Date), the Indenture Trustee shall, subject to Section 13.01(c), certify in writing to the Issuer, the Master Servicer and the Special Servicer and for the benefit of the Bondholders that, as to each Pledged Mortgage Loan listed on the Mortgage Loan Schedule (other than any Pledged Mortgage Loan as to which a
Liquidation Event has occurred or any Pledged Mortgage Loan specifically identified in any exception report annexed thereto as not being covered by such certification): (i) all documents specified in clauses (i) through (v) and (vii) of the definition of "Mortgage Loan File" are in its possession, (ii) all documents received by it or any Custodian with respect to such Pledged Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor) and purport to relate to such Pledged Mortgage Loan, and (iii) based on the examinations referred to in Section 13.01(a) above and this Section 13.01(b) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the original principal balance and Loan Maturity Date accurately reflects the information set forth in the Mortgage Loan File. To the extent that the Indenture Trustee discovers a Document Defect or a Breach as contemplated by
Section 2.02 of the Servicing Agreement, the Indenture Trustee shall provide written notice thereof to the Master Servicer, the Mortgage Loan Seller, the Issuer, the Depositor and the Rating Agencies.

            (c) Neither the Indenture Trustee nor any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Pledged Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

            Section 13.02 Servicing and Administration of the Pledged Mortgage Loans.

            (a) The Pledged Mortgage Loans and any REO Properties acquired in respect thereof shall be serviced and administered pursuant to the Servicing Agreement.

            (b) The Servicing Agreement, as such agreement may be amended from time to time in accordance with the applicable provisions thereof and of this Indenture, is in all respects ratified and confirmed.

            Section 13.03 Releases of Pledged Mortgage Loans and REO Properties.

            Whenever the Mortgage Loan Purchase Agreement, the Warranty Agreement or the Servicing Agreement permits or requires the purchase, sale or other disposition of a Pledged Mortgage Loan or any REO Property (including, a purchase by, the Mortgage Loan Seller, the Master Servicer or the Special Servicer), or authorizes the release thereof to the Issuer, the transfer of legal title to such item of Mortgage Collateral and solely with respect to Mortgage Collateral purchased by the Mortgage Loan Seller, the rights under the Warranty Agreement with respect to such purchased Mortgage Collateral and the release thereof from the lien of this Indenture shall be subject to Sections
8.03 and 14.01 in addition to the applicable terms and conditions of the Mortgage Loan Purchase Agreement and/or the Servicing Agreement.

            Section 13.04 Certain Designations of the Master Servicer and the Special Servicer.

            (a) To facilitate the servicing and administration of the Pledged Mortgage Loans and any related REO Properties, the Master Servicer and the Special Servicer each shall retain in accordance with the provisions of the Servicing Agreement and this Indenture, all collections on the Mortgage Collateral prior to the time the collections are required to be deposited into the Payment Account. Solely for the limited purpose expressed in this Section 13.04(a), the Indenture Trustee hereby designates each of the Master Servicer and the Special Servicer to act on its behalf as its agent and bailee to hold such collections on the Mortgage Collateral until the collections are deposited into the Payment Account. By the designation pursuant to this Section 13.04(a) and the acceptance of such designation by each of the Master Servicer and the Special Servicer pursuant to the Servicing Agreement, the Indenture Trustee, as secured party, is deemed to have possession of all collections on the Mortgage Collateral for purposes of Section 9-305 of the Uniform Commercial Code. Furthermore, possession by the Master Servicer or the Special Servicer of a Permitted Investment in respect of such collections, which Permitted Investment constitutes a "certificated security," shall constitute delivery to the Indenture Trustee for purposes of Section 8-301 of the Uniform Commercial Code. The Indenture Trustee shall have no liability or responsibility by reason of any act or omission of any such Person pursuant to such designation.

            (b) To facilitate the servicing and administration of the Pledged Mortgage Loans and any related REO Properties, the Master Servicer and the Special Servicer shall each retain in accordance with the provisions of the Servicing Agreement and this Indenture, any Mortgage Loan File or any particular document required to be part thereof or otherwise relating to the Pledged
Mortgage Loans that may come into its or their possession. Solely for the limited purpose expressed in this Section 13.04(b), the Indenture Trustee hereby designates each of the Master Servicer and the Special Servicer to act on its behalf as its bailee to hold such Mortgage Loan File or such particular Pledged Mortgage Loan documents. By the designation made pursuant to this Section 13.04(b) and the acceptance of such designation by each of the Master Servicer and the Special Servicer pursuant to the Servicing Agreement, the Indenture Trustee, as a secured party, is deemed to have possession of such Mortgage Loan File or such particular Pledged Mortgage Loan document for purposes of Section 9-305 of the Uniform Commercial Code. The Indenture Trustee shall have no liability or responsibility by reason of any act or omission of any such Person pursuant to such designation.


                                  ARTICLE XIV

                                  MISCELLANEOUS

            Section 14.01 Compliance Certificates and Opinions, etc.

            (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, and in any event under the circumstances provided in Sections 2.10, 4.01 and 8.03(a), the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) a certificate or opinion from an Accountant stating that in the opinion of such Accountant all such conditions precedent, if any, subject to verification by Accountants have been complied with, and in each such case meeting the applicable requirements of this
Section 14.01(a), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. If and for so long as this Indenture is required to be qualified under the Trust Indenture Act, the Accountant rendering the certificate or opinion referred to in clause (iii) of the preceding sentence shall, as and when required by TIA ss. 314(c)(3), be an Independent Accountant selected or approved by the Indenture Trustee in the exercise of reasonable care.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

            (b) If this Indenture is or is to be secured by the mortgage or pledge of property, then (in addition to any obligation imposed in Section 14.01(a) or elsewhere in this Indenture):

            (i) Whenever any property is to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee a certificate or opinion of an engineer, appraiser or other expert in such matters (which engineer, appraiser or other expert shall be Independent as and when required by TIA ss. 314(d) certifying or stating the opinion of such Person as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not, in contravention of the provisions hereof, impair the security under this Indenture; and

            (ii) Prior to the deposit of any property (other than Bonds and securities secured by a lien prior to the lien of this Indenture upon property subject to the lien of this Indenture) with the Indenture Trustee which deposit is to be made the basis for (A) the authentication and delivery of any Bonds, or (B) the release of any property or securities subject to the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee a certificate or opinion of an engineer, appraiser or other expert in such matters (which engineer, appraiser or other expert shall be Independent as and when required by TIAss. 314(d) certifying or stating the opinion of such Person as to the fair value (within 90 days of such deposit) to the Issuer of the property to be so deposited and the fair value to the Issuer of such other property as shall be required by TIAss. 314(d) to be covered by such certificate or opinion.

            Section 14.02 Form of Documents Delivered to Indenture Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Authorized Officer of the Owner Trustee on behalf of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers or other individual representative of the Owner Trustee, the Indenture Trustee, the Depositor or other appropriate Person, stating that the information with respect to such factual matters is in the possession of the Owner Trustee, the Indenture Trustee, the Depositor or such other appropriate Person, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

            Section 14.03 Acts of Bondholders.

            (a) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

            (b) The ownership of Bonds shall be proved by the Bond Register.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

            Section 14.04 Notice, etc., to Indenture Trustee and Issuer.

            Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other communication provided or permitted by this Indenture to be given to the Indenture Trustee or the Issuer shall be in writing and deemed given when delivered to:

            (i) the Indenture Trustee at its Corporate Trust Office (except that the Indenture Trustee shall not be deemed to have knowledge of any Issuer Event of Default unless a Responsible Officer has actual knowledge thereof), or

            (ii) the Issuer addressed to it in care of the Owner Trustee at the address set forth herein and/or at such other address as may be otherwise furnished in writing to the Indenture Trustee and each Holder of Bonds. The Issuer shall promptly transmit any notice received by it from any Bondholder to the Indenture Trustee.

            Section 14.05 Notices to Bondholders; Notification Requirements and Waiver.

            Where this Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Bondholder affected by such event, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

            Where this Indenture provides for notice to the Rating Agencies that have assigned a rating to any Class of Bonds, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Issuer Default.

            Section 14.06 Alternate Payment and Notice Provisions.

            Notwithstanding any provision of this Indenture or of any of the Bonds to the contrary, the Issuer, with prior written consent of the Indenture Trustee and any Paying Agent other than the Indenture Trustee, may enter into any agreement with any Holder providing for a method of payment, or notice by the Indenture Trustee or Paying Agent to such Holder, which is different from the methods provided for in this Indenture. The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments to be made and notices to be given in accordance with such agreements.

            Section 14.07 Conflict with Trust Indenture Act.

            (a) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control if and for so long as this Indenture is required to be qualified under the Trust Indenture Act.

            (b) If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA ss. 318(c), the imposed duties shall control.

            Section 14.08 Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 14.09 Successors and Assigns.

            All covenants and agreements in this Indenture by the Issuer shall bind its successors and permitted assigns, whether so expressed or not.

            Section 14.10 Separability Clause.

            In case any provision of this Indenture or of the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 14.11 Benefits of Indenture.

            Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Bondholders and any other party secured hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 14.12 Legal Holidays.

            If any date on which principal of on or interest or other amounts on any Bond is proposed to be paid hereunder, or any date on which mailing of notices by the Indenture Trustee to any Person is required pursuant to any provision of this Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment of such amount or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect, and in the case of payments, no interest shall accrue for the period from and after the date on which such payment was due to the next succeeding Business Day when paid.

            Section 14.13 Governing Law.

            This Indenture, each Indenture supplemental hereto, and each Bond shall be construed in accordance with and governed by the substantive Laws of the state of New York applicable to agreements made and to be performed in such state (without regard to conflicts of Law principles).

            Section 14.14 Execution Counterparts.

            This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 14.15 Recording of Indenture.

            If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by and at the expense of the Issuer upon written request of the Indenture Trustee accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and which shall be an expense of the Issuer) to the effect that such recording is necessary either for the protection of the Bondholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture. Section

            14.16 Trust Obligation.

            No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Bonds or under this Indenture (other than with respect to Permitted Investments as to which such Person is the issuer) or any certificate or other writing delivered in connection herewith or therewith, against (i) any owner of a beneficial interest in the Issuer, (ii) the Owner Trustee or the Indenture Trustee or the Fiscal Agent in its individual capacity,
(iii) any partner, owner, beneficiary, agent, officer, director, manager, member, employee, agent or "control" person of the Owner Trustee or the Indenture Trustee or the Fiscal Agent in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee or the Fiscal Agent or of any successor or assignee of the Owner Trustee or the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that neither the Owner Trustee nor the Indenture Trustee nor the Fiscal Agent has any such obligations in its individual capacity).

            Section 14.17 No Petition.

            (a) To  the  extent  permitted  by  applicable  law,  the  Indenture
Trustee, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy, receivership or similar Law, in connection with any obligations relating to the Bonds, this Indenture or the Servicing Agreement.

            (b) To the extent permitted by applicable law, the Issuer hereby covenants and agrees that it will not at any time institute against the Depositor, or join in any institution against the Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, this Indenture or the Servicing Agreement.

            Section 14.18 Inspection.

            The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's representatives, employees, and Independent Accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by Law and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

            Section 14.19 Usury.

            The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to interest thereon at the maximum non-usurious rate of interest permitted by the applicable Laws of the State of New York (or the Laws of any other jurisdiction determined to be applicable by a court of competent jurisdiction) or any applicable Laws of the United States permitting a higher maximum non-usurious rate that preempts such applicable New York (or other) Laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder receiving such excess payment, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid. In addition, all sums paid or agreed to be paid for the use, forbearance or detention of money shall, to the extent permitted by applicable Law, be amortized, prorated, allocated and spread throughout the full term of such Bonds.

            Section 14.20 Notice to Issuer, the Indenture Trustee and Certain Other Persons.

            Any communication provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to:

            (i)  in the case of the Issuer,

            ICCMAC Multifamily and Commercial Trust 1999-1
            c/o Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware  19890
            Attention: Corporate Trust Administration facsimile number: (302) 651-8882

            (ii)  in the case of the Depositor,

            Imperial Credit Commercial Mortgage Acceptance Corp.
            11601 Wilshire Boulevard, Suite 2080
            Los Angeles, California  90025
            Attention:  Mark Karlan
            facsimile number:  (310) 231-1281

            (iii)  in the case of the Indenture Trustee,

            LaSalle National Bank
            135 South LaSalle Street, Suite 1625
            Chicago, Illinois  60674
            Attention:  Asset-Backed Securities Trust Services Group,
                        Collateralized Mortgage Bonds,
                        ICCMAC Multifamily and Commercial Trust 1999-1,
            facsimile number:  (312) 904-2084; and

            (iv)  in the case of the Ratings Agencies, concurrently to:

            Standard & Poor's Ratings Services,
            a division of The McGraw-Hill Companies, Inc.
            26 Broadway, 10th Floor
            New York, New York  10004-1064
            Attention: Commercial Mortgage Surveillance Group facsimile number: (212) 208-0053

            and

            Duff & Phelps Credit Rating Co.
            55 East Monroe Street
            Chicago, Illinois  60603
            Attention:  CMBS Monitoring
            facsimile number:  (312) 263-2852;

or as to each such Person such other address and/or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

            Section 14.21 Tax Treatment.

            The Issuer has entered into this Indenture, and the Bonds will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness of the Issuer secured by the Trust Estate and the Indenture Trustee shall treat the Bonds for all purposes hereunder and under the Operative Agreements as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Bondholder, by its acceptance of a Bond (and each Bond Owner by its acceptance of an interest in the applicable Book-Entry Bond), agree to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Section 14.22 Streit Act.

            Any provisions required to be contained in this Indenture by Section 126 of Article 4-A of the New York Real Property Law and any provisions permitted to be contained in this Indenture by Section 130-K of such Article 4-A that are necessary in order to permit the Indenture Trustee to act in the manner contemplated by this Indenture are hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Indenture; provided, however, that to the extent that such Section 126 and/or Section 130-K shall not apply to this Indenture, said Section 126 and/or Section 130-K shall not have any effect, and if said Section 126 and/or Section 130-K should at any time be repealed or cease to apply to this Indenture, or be construed by judicial decision to be inapplicable, said Section 126 and/or Section 130-K shall cease to have any further effect upon the provisions of this Indenture. In case of a conflict between the provisions of this Indenture and any mandatory provisions of Article 4-A of the New York Real Property Law applicable to this Indenture, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Indenture, should at any time be repealed, or cease to apply to this Indenture, or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Indenture.

            Section 14.23 Notices to Rating Agencies.

            (a) The Indenture Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Indenture Trustee has actual knowledge:

            (i) any material change or amendment to this Indenture;

            (ii) the occurrence of any Issuer Event of Default that has not been cured;

            (iii) the resignation or termination of the Master Servicer or the Special Servicer and the appointment of a successor;

            (iv) any change in the location of the Payment Account; and

            (v) the final payment to any Class of Bondholders.

            (b) The Indenture Trustee shall promptly deliver to each Rating Agency a copy of each statement to Bondholders described in Section 7.06 and the reports referred to in Section 7.06. The Indenture Trustee shall also provide such other information regarding the Trust Estate as the Rating Agencies shall reasonably request and which the Indenture Trustee can reasonably provide, at no cost to the Rating Agencies.

            Address for Notice:    Duff & Phelps Credit Rating Co.
                                   55 East Monroe Street
                                   Chicago, Illinois  60603
                                   Attn: CMBS Monitoring
                                   Fax:  (312) 263-2852

                                   Standard & Poor's Ratings Services,
                                   a division of The McGraw-Hill
                                   Companies, Inc.
                                   26 Broadway, 10th Floor
                                   New York, New York  10004-1064
                                   Attention:  Commercial Mortgage
                                   Surveillance Group
                                   facsimile number:  (212) 208-0053


                                   [Signature Page Follows]


            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                       ICCMAC MULTIFAMILY AND COMMERCIAL
                                       TRUST 1999-1, a
                                       Delaware business trust, as Issuer

                                       By:   WILMINGTON TRUST COMPANY, a
                                             Delaware banking corporation,
                                             not in its individual capacity,
                                             but solely as Owner Trustee


                                             By:_____________________________
                                                Name:
                                                Title:


                                       LASALLE NATIONAL BANK,
                                            a national banking association,
                                            as Indenture Trustee


                                       By:___________________________________
                                          Name:
                                          Title:

STATE OF ______________ )
                        )  ss.:
COUNTY OF _____________ )

            On this ___th day of March, 1999, before me, the undersigned officer, personally appeared ____________________, and acknowledged himself to me to be the ____________________________ of Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as the Owner Trustee on behalf of ICCMAC Multifamily and Commercial Trust 1999-1, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                           -------------------------------
                                                    Notary Public



NOTARIAL SEAL

STATE OF ______________ )
                        )  ss.:
COUNTY OF _____________ )


            On this ___th day of March, 1999, before me, the undersigned officer, personally appeared ____________________, and acknowledged himself to me to be the ____________________________ of LaSalle National Bank, a national banking association, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                           -------------------------------
                                                    Notary Public



NOTARIAL SEAL

                                     ANNEX 1

                                  DEFINED TERMS

          "Accepted Master Servicing Practices": The procedures that the Master Servicer shall follow in the servicing and administration of the Mortgage Loans, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans that are held for other portfolios and are similar to the Mortgage Loans and
(ii) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans for its own portfolio and are similar to the Mortgage Loans, in either case, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage loan servicers, but without regard to:

          (i) any relationship that the Master Servicer or any Affiliate of the Master Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to the Servicing Agreement;

          (ii) the Master Servicer's obligations to make Advances with respect to the Mortgage Loans;

          (iii)the adequacy of the Master Servicer's compensation for its services under the Servicing Agreement or with respect to any particular transaction;

          (iv) the ownership, servicing or management for others by the Master Servicer of any other mortgage loans or property; or

          (v) the ownership by the Master Servicer of any Bonds or other securities.

          To the extent consistent with the foregoing and subject to the express limitations set forth in the Servicing Agreement, the procedures followed by the Master Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans.

          "Accepted Special Servicing Practices": The procedures that the Special Servicer shall follow in the servicing, administration and disposition of Specially Serviced Mortgage Loans and the related Mortgaged Properties or REO Properties, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of distressed mortgage loans and related real property that are held for other portfolios and are similar to the Mortgage Loans, Mortgaged Properties and REO Properties and (ii) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of distressed mortgage loans and related real property that are held for its own portfolio and are similar to the Mortgage Loans, Mortgaged Properties and REO Properties, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, but without regard to:

          (i) any relationship that the Special Servicer or any Affiliate of the Special Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to the Servicing Agreement;

          (ii) the adequacy of the Special Servicer's compensation for its services under the Servicing Agreement or with respect to any particular transaction;

          (iii)the ownership, servicing or management for others by the Special Servicer of any other mortgage loans or property; or

          (iv) the ownership by the Special Servicer of any Bonds or other securities.

            To the extent consistent with the foregoing and subject to the express limitations set forth in the Servicing Agreement, the procedures followed by the Special Servicer shall seek to maximize the net present value of recoveries on the Specially Serviced Mortgage Loans.

            "Account": Any account or fund, including any Pledged Account established under the Indenture.

            "Accountants": A person engaged in the practice of accounting who (except when the Indenture requires an Independent Accountant) may be employed by or Affiliated with the Issuer or an Affiliate of the Issuer.

            "Accrued Bond Interest": In respect of any Class of Bonds (other than the Class S, Class H and Class X Bonds) and any Payment Date, the amount of interest accrued in the applicable Interest Accrual Period at the applicable Bond Interest Rate on the aggregate Bond Principal Amount of such Class of Bonds Outstanding immediately prior to the related Payment Date, calculated on (i) the basis of the actual number of days elapsed in the applicable Interest Accrual Period and a 360-day year with respect to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds, and (ii) a 360-day year consisting of twelve 30-day months with respect to the Class F and Class G Bonds.

            "Act": Any instrument or instruments (and the action embodied therein and evidenced thereby) of the Bondholders signing such instrument or instruments. As used in this definition, "instrument" refers to any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be given or taken by Bondholders embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Indenture and (subject to Section 6.01 of the Indenture) conclusive in favor of the Indenture Trustee and the Issuer if made in the manner described in Section 14.03 of the Indenture.

            "Actual Knowledge": With respect to the Owner Trustee or Holding Trustee, any Responsible Officer of the Owner Trustee or Holding Trustee, as applicable, within the Corporate Trust Administration office of such trustee responsible for administering the Trust or the Holding Trust, respectively, who has actual knowledge of an action taken or an action not taken that would be material to the operation of either the Trust or the Holding Trust. Actions taken or actions not taken of which such trustee should have had knowledge, or are deemed to have had constructive knowledge, do not meet this definition of Actual Knowledge.

            "Additional Expense": Any costs, expenses and liabilities (exclusive of Administrative Expenses and Servicing Expenses) that are required to be borne by the Issuer and not otherwise in respect of the Trust Estate in accordance with applicable Law, Section 7.2(c) of the Deposit Trust Agreement, or the terms of the Indenture (including any federal, state and local taxes.

            "Additional Fee Rate": With respect to any Payment Date, a rate per annum equal to the sum of the Owner Trustee Calculation Fee Rate and the Administration Calculation Fee Rate.

            "Adjustable Rate Mortgage Loan": A Mortgage Loan as to which the related Mortgage Note provides for periodic adjustments to the Mortgage Interest Rate thereon based on changes in the related Index.

            "Administration Agreement": The Administration Agreement, dated as of February 1, 1999, between the Administrator and the Issuer, a copy of which is attached to the Indenture as Exhibit G, and any amendments or supplements thereto.

            "Administration Calculation Fee Rate:" With respect to any Payment Date, the rate per annum represented by a fraction, (i) the numerator of which is $6,000 and (ii) the denominator of which is Stated Principal Balance of the Mortgage Loans as of the first day of the immediately preceding calendar month.

            "Administration   Fee":  A  monthly  fee  of  $500  payable  to  the
Administrator on each Payment Date commencing in March 2000.

            "Administrative Expenses": The fees and expenses of the Indenture Trustee and the Fiscal Agent payable thereto pursuant to Section 6.07 of the Indenture, the fees of the Owner Trustee payable thereto pursuant to Section 7.1 of the Deposit Trust Agreement, and the Administration Fee payable to the Administrator pursuant to the Administration Agreement and any other costs, expenses and liabilities (exclusive of Servicing Expenses) that are required to be borne by the Issuer in respect of the Trust Estate in accordance with applicable opinions of and advice from Counsel required to be obtained in connection with the Indenture Trustee's performance of its duties under the Indenture (including the cost of such opinions and advice).

            "Administrator": Imperial Credit Commercial Asset Management Corp., a California corporation, having its principal offices at 11601 Wilshire Boulevard, Suite 2080, Los Angeles, California 90025, or its successor in interest.

            "Advance":  A P&I Advance or a Property Protection Advance.

            "Advance Rate": An annual rate equal to the Prime Rate in effect from time to time.

            "Adverse Rating Event": With respect to any Class of Rated Bonds, as of any date of determination, a downgrade, withdrawal or qualification, if applicable, of the rating then assigned to such Class by any Rating Agency.

            "Affiliate": With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

            "Agent": A person authorized by or appointed by the Issuer to perform duties with respect to the Bonds, specified in a writing signed by such Agent and the Issuer and acknowledged by the Indenture Trustee, or by such Agent and the Indenture Trustee and acknowledged by the Issuer, including any Paying Agent. As used in the Deposit Trust Agreement and the Holding Trust Agreement, a person authorized or appointed by the Owner Trustee or the Holding Trustee, respectively, to perform duties with respect to the Ownership Certificates or the Holding Trust Certificates, respectively, specified in a writing signed by such Agent and the Owner Trustee or Holding Trustee, as applicable.

            "Appraisal Reduction Amount": For any Payment Date and for any Mortgage Loan as to which any Appraisal Reduction Event has occurred, an amount equal to the excess of (a) the outstanding Stated Principal Balance of such Mortgage Loan as of the last day of the related Collection Period over (b) the excess of (i) 90% of the sum of the appraised values of the related Mortgaged Properties as determined by an MAI Appraisal over (ii) the sum of (A) to the extent not previously advanced by the Master Servicer, the Indenture Trustee or the Fiscal Agent, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate in respect of such Mortgage Loan and (C) all currently due and unpaid real estate taxes and assessments and insurance premiums and all other amounts, including, if applicable, ground rents, due and unpaid under the Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance).

            With respect to each Mortgage Loan as to which an Appraisal Reduction Event has occurred and which has become a Corrected Mortgage Loan and has remained current for twelve consecutive Monthly Payments (for such purposes taking into account any amendment or modification of such Mortgage Loan), and with respect to which no other Appraisal Reduction Event has occurred and is continuing, such Mortgage Loan shall no longer be subject to any appraisal reduction.

            "Appraisal Reduction Event": With respect to any Mortgage Loan, the earliest occurrence of any of the following events: (i) the third anniversary of the date on which an extension of the Loan Maturity Date of such Mortgage Loan became effective as a result of a modification of such Mortgage Loan by the Special Servicer, which extension does not change the amount of Monthly Payments on the Mortgage Loan, (ii) 60 days after an uncured delinquency occurs in respect of such Mortgage Loan, (iii) the date on which a reduction in the amount of Monthly Payments on such Mortgage Loan, or a change in any other material economic term of the Mortgage Loan, becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, (iv) 60 days after a receiver has been appointed with respect to the related Mortgagor, (v) immediately after the related Mortgagor declares bankruptcy, (vi) 60 days after an involuntary petition of bankruptcy is filed with respect to the related Mortgagor, if such petition is not dismissed prior to the expiration of such period; and (vii) immediately after a related Mortgaged Property becomes an REO Property.

            "ASAP System": The "automatic statements accessed by phone" system maintained by the Indenture Trustee and used by the Bondholders to obtain certain reports and information about the Bonds.

            "Asset Strategy Report": Any report prepared pursuant to Section 6.03(c) of the Servicing Agreement.

            "Assignment  of Leases and  Rents":  With  respect to any  Mortgaged
Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the Cut-Off Date and from time to time thereafter.

            "Assignment of Mortgage": An assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the Laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the Mortgage to the Issuer, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by Law.

            "Assumed Monthly Payment": The amount deemed due in respect of any Balloon Mortgage Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original Loan Maturity Date. The Assumed Monthly Payment deemed due on any such Mortgage Loan on its original Loan Maturity Date and on each successive Due Date that it remains or is deemed to remain outstanding shall equal the Monthly Payment that would be due in respect thereof on such date if the related Balloon Payment had not come due but rather such Mortgage Loan had continued to amortize in accordance with such Mortgage Loan's amortization schedule in effect on such date of determination.

            "Authenticating Agent": As defined in Section 2.04(c) of the Indenture.

            "Authorized Officer": With respect to the Owner Trustee, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of authorized officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); with respect to the Indenture Trustee or the Fiscal Agent, a Responsible Officer; and, with respect to any other Person, the Chairman, President, any Senior Vice President, any Vice President or any Assistant Vice President, and the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary (provided that, when any provision hereof requires signatures of two Authorized Officers of any such other Person, at least one of such Authorized Officers shall be the Chairman, President or any Vice President).

            "Available Interest Payment Amount": With respect to any Payment Date, an amount equal to the excess of (i) the Available Payment Amount for such Payment Date, over (ii) the Principal Payment Amount for such Payment Date.

            "Available Payment Amount": With respect to any Payment Date, the amount on deposit in the Payment Account as of 11:00 a.m., New York City time, on such Payment Date, exclusive of any portion thereof that may be withdrawn from the Payment Account pursuant to any of clauses (ii) and (iii) of Section 8.01(b) of the Indenture.

            "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Loan Maturity Date.

            "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Loan Maturity Date of such Mortgage Loan in excess of the portion of the related Monthly Payment which is allocable to principal.

            "Bank": As used in the Deposit Trust Agreement or the Holding Trust Agreement, Wilmington Trust Company, a Delaware banking corporation, in its individual capacity, not as Owner Trustee or Holding Trustee, as the case may be.

            "Bankruptcy Code": The federal Bankruptcy Code (Title 11 of the United States Code), as amended from time to time.

            "Bond": Any Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D, Class X, Class E, Class F, Class G or Class H Bond.

            "Bond Balance": With respect to any Bond, as of any date of determination, the then Outstanding Bond Principal Amount of such Bond equal to the product of (a) the Percentage Interest evidenced by such Bond, multiplied by
(b) the then aggregate Bond Principal Amount of the Class of Bonds to which such Bond belongs.

            "Bond Interest Rate": With respect to any Payment Date, the per annum rate of interest for each Class of Bonds (except for the Class S, Class X, Class F, Class G and Class H Bonds) equal to the lesser of (a) the applicable Bond LIBOR Rate and (b) the Weighted Average Remittance Rate for such Payment Date. The Bond Interest Rate with respect to any Payment Date for the Class F and Class G Bonds is, with respect to each such Class, a per annum rate equal to 6.00%. The Class S, Class X and Class H Bonds do not have Bond Interest Rates.

            "Bond LIBOR Rate": With respect to any Payment Date, the per annum rate equal to One-Month LIBOR plus the related Margin, but in no event greater than the Maximum Offered Bond Rate.

            "Bond Owner": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

            "Bond Principal Amount": With respect to any Class of Bonds (i) on or prior to the first Payment Date, an amount equal to the aggregate initial Bond Principal Amount of such Class and (ii) as of any date of determination after the first Payment Date, the Bond Principal Amount of such Class of Bonds on the Payment Date immediately prior to such date of determination, less actual payments of principal thereon (and in the case of the Class S and Class X Bonds, less payments of Distributable Amounts, Shortfall Amounts (excluding any interest payments thereon), and Early Termination Amounts) on such prior Payment Date. Realized Losses will not be allocated to reduce Bond Principal Amounts. The initial Bond Principal Amounts are as follows:

                  Class A-1...........   $100,000,000
                  Class A-2...........     94,831,000
                  Class S.............     12,150,000
                  Class A-3...........     17,447,000
                  Class B.............     11,631,000
                  Class C.............     14,539,000
                  Class D.............     13,085,000
                  Class X.............      2,700,000
                  Class E.............      4,361,000
                  Class F.............      8,723,000
                  Class G.............      5,815,000
                  Class H.............      7,269,000

The initial Bond Principal Amount for the Class S Bonds is equal to the aggregate of the Class S Scheduled Payments. The initial Bond Principal Amount of the Class X Bonds is equal to the aggregate of the Class X Scheduled
Payments. Upon payment in full of an Early Termination Amount, the Bond Principal Amount of the Class S or Class X Bonds, as the case may be, will be reduced to zero.

            "Bond Redemption Amount": An amount equal to the sum of (i) with respect to each Class of Bonds Outstanding (other than the Class S and Class X Bonds), the sum of (A) the unpaid Bond Principal Amount thereof, (B) accrued and unpaid interest at the applicable Bond Interest Rate through the Redemption Date, and (C) any unpaid LIBOR Deficiency Amount, together with interest on such unpaid LIBOR Deficiency Amount (to the extent permitted by applicable Law) at the applicable Bond Interest Rate; (ii) with respect to the Class S Bonds Outstanding, the sum of (A) to the extent not paid on prior Payment Dates, any unpaid Class S Shortfalls, together with interest on such unpaid Class S Shortfalls (to the extent permitted by applicable Law) at the Class S Rate and
(B) the Class S Early Termination Amount; (iii) with respect to the Class X Bonds Outstanding, the sum of (A) to the extent not paid on prior Payment Dates, any unpaid Class X Shortfalls, together with interest on such unpaid Class X Shortfalls (to the extent permitted by applicable Law) at the Class X Rate and
(B) the Class X Early Termination Amount; and (iv) all unreimbursed Advances with interest thereon at the Advance Rate, unpaid Master Servicer Fees, Special Servicer Fees, Indenture Trustee Fees, Owner Trustee Fees and Administration Fees and any unpaid expenses of the Issuer.

            "Bond Register": The meaning specified in Section 2.05 of the Indenture.

            "Bond Registrar": The meaning specified in Section 2.05 of the Indenture.

            "Bondholder": The Person in whose name a Bond is registered on the Bond Register.

            "Book-Entry Bonds": Bonds for which the Indenture provides that ownership and transfers of beneficial ownership interests in such Bonds shall be made through book entries by the Depository, as described in Section 2.12 of the Indenture; provided, however, that after the occurrence of a condition whereupon book-entry registration is no longer permitted, Definitive Bonds shall be issued to the Bond Owners of such Bonds and such Bonds shall no longer be "Book-Entry Bonds."

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the states of California, Delaware, Texas, New York or Illinois are authorized or obligated by Law or executive order to remain closed.

            "Business Trust Statute": The Delaware Business Trust Act, Chapter 38, Title 12 of the Delaware Code, 12 Delaware Code, ss. 3801 et.
seq., as the same may be amended from time to time.

            "Certificate Percentage Interest": With respect to any Ownership Certificate or Holding Trust Certificate, the portion of the total outstanding Ownership Certificates or Holding Trust Certificates, as applicable, evidenced by such Ownership Certificate or Holding Trust
Certificate, as applicable, expressed as a percentage.

            "Certificate Voting Rights": The portion of the voting rights of all of the Ownership Certificates or Holding Trust Certificates, as applicable, allocated to any Ownership Certificate or Holding Trust Certificate, as applicable, as of the date of determination. Certificate Voting Rights shall be allocated among the Ownership Certificates or Holding Trust Certificates, as applicable, pro rata based upon the Certificate Percentage Interest of each Ownership Certificate or Holding Trust Certificate, as applicable.

            "Certificate of Trust": The certificate of trust filed prior to the Closing Date by the Owner Trustee, with respect to the Trust, or the Holding Trustee, with respect to the Holding Trust, as applicable, in the office of the Secretary of State of the State of Delaware, as required by the Business Trust Statute.

            "Class": All Bonds having the same alphabetical and/or numerical class designation and otherwise having the same characteristics (except for the denomination of such Bond).

            "Class A-1 Bond": Any of the Bonds with a "Class A-1" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-1 attached to the Indenture.

            "Class A-2 Bond": Any of the Bonds with a "Class A-2" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-2 attached to the Indenture.

            "Class A-3 Bond": Any of the Bonds with a "Class A-3" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-4 attached to the Indenture.

            "Class B Bond": Any of the Bonds with a "Class B" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-5 attached to the Indenture.

            "Class C Bond": Any of the Bonds with a "Class C" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-6 attached to the Indenture.

            "Class D Bond": Any of the Bonds with a "Class D" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-7 attached to the Indenture.

            "Class E Bond": Any of the Bonds with a "Class E" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-9 attached to the Indenture.

            "Class Exemption": A class exemption granted by the DOL, which provides relief from some or all of the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code and the related excise tax provisions of Section 4975 of the Code.

            "Class F Bond": Any of the Bonds with a "Class F" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-10 attached to the Indenture.

            "Class G Bond": Any of the Bonds with a "Class G" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-11 attached to the Indenture.

            "Class H Bond": Any of the Bonds with a "Class H" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-12 attached to the Indenture.

            "Class S Bond:" Any of the Bonds with a "Class S" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-3 attached to the Indenture.

            "Class S Distributable Amount": On each Payment Date, an amount equal to the lesser of (i) the Class S Scheduled Payment for such Payment Date, and (ii) the excess of (A) the Available Interest Payment Amount for such Payment Date, over (B) the aggregate Accrued Bond Interest payable to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds on such Payment Date.

            "Class S Early Termination Amount": As of any date of determination, the present value of the Class S Scheduled Payments remaining as of such date of determination, calculated using a discount rate equal to the Class S Rate.

            "Class S Rate":  An interest rate per annum equal to 7.29%.

            "Class S Scheduled Payment": With respect to each Payment Date, the scheduled payment amount set forth in Exhibit H to the Indenture corresponding to such Payment Date.

            "Class S Shortfall": On any Payment Date, the sum of (i) the amount, if any, by which the Class S Scheduled Payment for such Payment Date exceeds the Class S Distributable Amount for such Payment Date and (ii) the amount of any unpaid Class S Shortfalls on the immediately preceding Payment Date.

            "Class X Bond": Any of the Bonds with a "Class X" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-8 attached to the Indenture.

            "Class X Distributable Amount": On any Payment Date, an amount equal to the lesser of (i) the Class X Scheduled Payment and (ii) the excess of (A) the Available Interest Payment Amount for such Payment Date over (B) the sum of
(1) the aggregate Accrued Bond Interest payable to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Bonds on such Payment Date and (2) the Class S Distributable Amount and Class S Shortfall payable to the Class S Bonds on such Payment Date.

            "Class X Early Termination Amount": As of any date of determination, the present value of the Class X Scheduled Payments remaining as of such date of determination, calculated using a discount rate equal to the Class X Rate.

            "Class X Rate":  An interest rate per annum equal to 9.0%.

            "Class X Scheduled Payment": With respect to each Payment Date, the scheduled payment amount set forth in Exhibit I to the Indenture corresponding to such Payment Date.

            "Class X Shortfall": On any Payment Date, the sum of (i) the amount, if any, by which the Class X Scheduled Payment for such Payment Date exceeds the Class X Distributable Amount for such Payment Date and (ii) the amount of any unpaid Class X Shortfalls on the immediately preceding Payment Date.

            "Closing Date":  March 10, 1999.

            "Code": The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder including proposed regulations, to the extent that by reason of their effective date they could apply to the Bonds.

            "Collateral": The Trust Estate securing the Bonds. An "item" of Collateral refers to a specific item of Mortgage Collateral or other asset, which is Granted to the Indenture Trustee under the Indenture.

            "Collateralized Mortgage Bonds": The Series 1999-1 Bonds issued by the Issuer pursuant to the Indenture and secured by the Collateral.

            "Collection Account": The trust account or accounts created and maintained by the Master Servicer pursuant to Section 4.02 of the Servicing Agreement which shall be entitled "Banc One Mortgage Capital Markets, LLC, in trust for LaSalle National Bank, as Indenture Trustee, in trust for Holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1, Collection Account" and which must be an Eligible Account.

            "Collection Period": With respect to any Payment Date, the period commencing immediately following the Determination Date in the month immediately preceding the month in which such Payment Date occurs (or, in the case of the initial Collection Period, commencing immediately following the Cut-Off Date) and ending on and including the Determination Date in the month in which such Payment Date occurs.

            "Commission":   The  Securities  and  Exchange  Commission,  or  any
successor thereto.

            "Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of the related Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation of such Mortgaged Property, held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable Law, and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of such Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Indenture shall be administered, which is currently located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674,
Attention: Asset Backed Securities Trust Services Group--ICCMAC 1999-1.

            "Corrected Mortgage Loan": Any Specially Serviced Mortgage Loan that has become current and remained current for three consecutive Monthly Payments (for such purposes taking into account any modification or amendment of such Mortgage Loan) and (provided that no additional Servicing Transfer Event is foreseeable in the reasonable judgment of the Special Servicer) the Special Servicer has returned servicing of such Mortgage Loan to the Master Servicer pursuant to Section 6.02 of the Servicing Agreement.

            "CSSA Standard Information Package": The report in the format of the Commercial Secondary Market and Securitization Association Standard information package, as in effect from time to time.

            "Custodian": A Person who is at any time appointed by the Indenture Trustee pursuant to Section 6.14 of the Indenture as a document custodian.

            "Cut-Off Date":  February 1, 1999.

            "Cut-Off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date, excluding, with respect to each Mortgage Loan, the right to receive Prepayment Premiums, which Prepayment Premiums shall remain property of the Mortgage Loan Seller.

            "DCR": Duff & Phelps Credit Rating Co., and its successors in interest.

            "Defaulted Mortgage Loan": Any Mortgage Loan which is more than 60 days delinquent in whole or in part in respect of any Monthly Payment, or is more than 30 days delinquent in whole or in part in respect of the related Balloon Payment, if any; provided that for purposes of this definition, no Monthly Payment (other than a Balloon Payment) shall be deemed delinquent if less than five dollars ($5.00) of all amounts due and payable on such Mortgage Loan has not been received as of the most recent Due Date therefor.

            "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the related Mortgaged Property in an amount less than the then Stated Principal Balance of such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code with respect to the related Mortgagor or a state court deficiency proceeding.

            "Definitive Bond": As defined in Section 2.12(a) of the Indenture.

            "Deposit Trust Agreement": The Deposit Trust Agreement, dated as of February 1, 1999, between the Depositor and the Owner Trustee, pursuant to which the Issuer was created, and any amendments or supplements thereto.

            "Depositor": Imperial Credit Commercial Mortgage Acceptance Corp., a California corporation, and its successors in interest.

            "Depository": The Depository Trust Company and any successor thereto appointed by the Issuer as a Depository; provided that the Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act; and provided, further, that no entity shall be a successor Depository unless Bonds held through such entity or its nominees are treated for U.S. Federal income tax purposes as being in "registered form" within the meaning of Section 163(f) of the Code.

            "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Depository Representation Letter": The Letter of Representations dated March 10, 1999 among the Issuer, the Indenture Trustee and initial Depository in connection with the issuance of the Class A-1, Class A-2, Class S, Class A-3, Class B and Class C Bonds.

            "Determination Date": With respect to any Payment Date, the 17th day of the month in which such Payment Date occurs, or, if such 17th day is not a Business Day, the immediately preceding Business Day.

            "Directing Bondholder": The Monitoring Bondholder selected by a majority of the Monitoring Bondholders, by Bond Balance, as certified to the Indenture Trustee by the Bondholders or Bond Owners, as the case may be, from time to time; provided, that, absent such selection, or (i) until a Directing Bondholder is so selected, or (ii) upon receipt of notice from a majority of the Monitoring Bondholders, by Bond Balance, that a Directing Bondholder is no longer so designated, the Monitoring Bondholder(s) which owns the largest aggregate Bond Balance of one or more Monitoring Classes shall be the Directing Bondholder.

            "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, that are not customarily provided to tenants in connection with the rental of space "for occupancy only" within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the use of such REO Property in a trade or business conducted by the Issuer or the performance of any construction work on the REO Property (other than the completion of a building or improvement, where more than 10% of the construction of such building or improvement was completed before default became imminent), other than through an Independent Contractor; provided, however, that the Issuer (or the Special Servicer on behalf of the Issuer) shall not be considered to Directly Operate an REO Property solely because the Issuer (or the Special Servicer on behalf of the Issuer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance or makes decisions as to repairs or capital expenditures with respect to such REO Property or takes other actions consistent with Treasury Regulations Section 1.856-4(b)(5)(ii).

            "Diskette": Any one of the computer diskettes attached to the inside back cover of the Prospectus Supplement, each of which contains information about each of the Mortgage Loans.

            "Disposition Fee": A fee payable to the Special Servicer as additional compensation equal to 1.0% of the net proceeds of the sale or liquidation ( in whole or in part) of any Specially Serviced Mortgage Loan or REO Property that is sold or transferred or otherwise liquidated by the Special Servicer pursuant to Section 6.12 of the Servicing Agreement.

            "Distributable Amount": Any Class S Distributable Amount or Class X Distributable Amount, as applicable.

            "Document Defect": As defined in Section 2.02(a) of the Servicing Agreement.

            "DOL": The United States Department of Labor, or any successor in interest.

            "DOL Regulations": The regulations promulgated at 29 C.F.R. ss. 2510.3-101.

            "Dollar" or "$": A dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public or private debts.

            "Due Date": With respect to any Mortgage Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be due.

            "Early Termination Amount": Any Class S Early Termination Amount or Class X Early Termination Amount, as applicable.

            "Eligible Account": Either (i) (A) an account or accounts maintained with either a federal or state chartered depository institution or trust company the long-term unsecured debt obligations (or short-term unsecured debt obligations if the account holds funds for less than 30 days) or commercial paper of which are rated by each of the Rating Agencies in its highest rating category at all times (or short-term unsecured debt obligations if the account holds funds for less than 30 days) of which are rated at least "AA-" or the equivalent by each Rating Agency or, if applicable, the short-term rating equivalent thereof, which is at least "D-1" by DCR and "A-1" by Standard & Poor's and DCR, or (B) as to which the Master Servicer or the Indenture Trustee, as applicable, has received written confirmation from each of the Rating Agencies that holding funds in such account would not in and of itself, result in an Adverse Rating Event, or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or (iii) any other account that, as evidenced by a written confirmation from each Rating Agency, would not, in and of itself, result in an Adverse Rating Event, which may be an account maintained with the Indenture Trustee or the Master Servicer; provided, however, that accounts held at Banc One Texas, N.A. (or any successor in interest), and any other bank authorized under the applicable Loan Documents (solely with respect to the related Mortgage Loan), shall be Eligible Accounts for so long as there is no downgrade, withdrawal or qualification of the long-term or short-term unsecured debt rating of such institutions from their ratings as of the Closing Date (or, with respect to any successor in interest of Banc One Texas, N.A., for so long as there is no downgrade, withdrawal or qualification of the long-term or short-term unsecured debt rating of such successor in interest, provided that such successor in interest had a rating equal to or better than the rating of Banc One Texas, N.A. as of the Closing Date at the time such bank became a successor in interest).

            "Eligible Trustee": A bank (within the meaning of Section 2(a)(5) of the Investment Company Act) that meets the requirements of Section 26(a)(1) of the Investment Company Act, that is not an Affiliate of the Depositor, the Issuer or the Mortgage Loan Seller or an Affiliate of any Person involved in the organization or operation of the Depositor, the Issuer or the Mortgage Loan Seller, that is organized and doing business under the Laws of any state or the United States of America, that is authorized under such Laws to exercise corporate trust powers and to accept the trust conferred under the Deposit Trust Agreement or the Holding Trust Agreement, as the case may be, that has a combined capital and surplus and undivided profits of at least $100,000,000 and that is subject to supervision or examination by federal or state authority and that has a long-term unsecured debt rating from each Rating Agency of "A" or better. If such bank publishes reports of condition at least annually, pursuant to Law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this definition the combined capital, surplus and undivided profits of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          "Environmental Laws": Any present or future federal, state or local Law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended:

          (i)  the  Comprehensive   Environmental  Response,   Compensation  and
               Liability  Act of 1980,  42  U.S.C.  ss.ss.  9601-9657;

          (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6991;

          (iii)the Toxic  Substance  Control  Act, 15 U.S.C.  ss.ss.  2601-2629;

          (iv) the Water  Pollution  Control  Act (also known as the Clean Water
               Act),  33 U.S.C.  ss.  1251 et seq.;

          (v)  the  Clean  Air Act,  42 U.S.C.  ss.  7401 et seq.;  and

          (vi) the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1801 et seq.

            "Environmental Site Assessment": In respect of any Mortgaged Property, one or more reports regarding the environmental condition of such Mortgaged Property prepared in connection with the origination of the related Mortgage Loan or otherwise addressed to the Mortgage Loan Seller and its successors and assigns. Such reports include, but are not limited to, Phase I Environmental Reports and a review of a compilation of databases, made available by several regulatory agencies and conducted by a private service with respect to an area within a certain radius surrounding the related Mortgaged Property.

            "ERISA": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

            "Excess Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of the related Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation with respect to such Mortgaged Property, other than any such awards or settlements held in an escrow account or a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable Law, and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of such Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Excess  Insurance  Proceeds":  With respect to each Mortgage  Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section 4.06 of the Servicing Agreement, title insurance policy or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, other than any proceeds to be held in an escrow account or a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable Law, and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Exchange Act": The Securities Exchange Act of 1934, as amended, and
the  rules,   regulations  and  published   interpretations  of  the  Commission
promulgated thereunder from time to time.

            "Final Recovery Determination": A determination by the Special Servicer with respect to any Specially Serviced Mortgage Loan, as certified in writing by a Servicing Officer setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, that there has been a recovery of all REO Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer, in its reasonable good faith judgment, expects to be ultimately recoverable.

            "Fiscal   Agent":   ABN  AMRO  Bank  N.V.,  a  Netherlands   banking
corporation and the corporate parent of the Indenture Trustee, and its successors in interest.

            "GAAP": Generally accepted accounting principles, as in effect in the United States.

            "Governmental Authority": Any government, or any commission, authority, board, agency, division, subdivision or any court or tribunal of the government, of the United States of America or of any state, territory, city, municipality, county or town thereof or of the District of Columbia, or of any foreign jurisdiction, including the employees or agents thereof.

            "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, demise, convey, assign, transfer, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of Collateral shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies and proceeds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Hazardous Materials": All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. ss. 172.010, materials defined as hazardous pursuant to ss. 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls ("PCBs"), radon gas, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

            "Highest Lawful Rate": As defined in Section 14.19 of the Indenture.

            "Holder":  A Bondholder.

            "Holding Trust": ICCMIC Commercial Holding Trust 1999-1, a Delaware business trust, and its successors in interest.

            "Holding Trust Agreement": The Holding Trust Agreement, dated as of February 1, 1999, between the Trustor and the Holding Trustee, pursuant to which the Holding Trust was created, and any amendments or supplements thereto.

            "Holding Trust Certificate": The certificate which represents 100% of the ownership interest of the Holding Trust, with a "Holding Trust Certificate" designation on the face thereof, executed and authenticated by the Holding Trustee and substantially similar in form to Exhibit A attached to the Holding Trust Agreement.

            "Holding Trustee": Wilmington Trust Company, a Delaware banking corporation, and its successors in interest, in its capacity as trustee under the Holding Trust Agreement.

            "Holding Trustee Fee": A fee of $4,000 per annum, payable each year on the Payment Date occurring in the month in which the anniversary of the Closing Date occurs, commencing in March 2000.

            "Holding Trustee's Agent": Any agent or attorney of the Holding Trustee appointed by the Holding Trustee to execute one or more of the trusts or powers under the Holding Trust Agreement.

            "Holding Trustee's Office": The principal corporate trust office of the Holding Trustee at which, at any particular time, its corporate trust business is administered, which office at the Closing Date is located at the address of the Holding Trustee set forth in Section 13.4 of the Holding Trust Agreement.

            "Indenture": The Indenture, dated as of February 1, 1999 between the Issuer, acting through the Owner Trustee and the Indenture Trustee and any amendment or supplement thereto.

            "Indenture Trustee": LaSalle National Bank, a national banking association, and its successors in interest, in its capacity as Indenture Trustee under the Indenture, or any successor trustee appointed as provided in the Indenture.

            "Indenture Trustee Fee": With respect to each Mortgage Loan and for any Payment Date, an amount equal to one-twelfth of the product of (a) the Indenture Trustee Fee Rate and (b) the Stated Principal Balance of each Mortgage Loan as of the Due Date in the preceding calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Indenture Trustee Fee Rate":  A fee rate of 0.008%.

            "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Issuer, the Depositor, the Mortgage Loan Seller, the Loan Originator, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Master Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Issuer, the Depositor, the Mortgage Loan Seller, the Loan Originator, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Master Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Issuer, the Depositor, the Mortgage Loan Seller, the Loan Originator, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

            "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Issuer within the meaning of
Section 856(d)(3) of the Code, so long as the Issuer does not receive or derive any income from such Person and provided that the relationship between such Person and the Issuer is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5) (except that the Master Servicer or the Special Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel has been delivered to the Issuer to that effect) or (ii) any other Person (including the Master Servicer and the Special Servicer) upon receipt by the Issuer and the Special Servicer of an Opinion of Counsel, which shall be at no expense to the Issuer or the Special Servicer, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 856(e) of the Code or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the base index used to determine the new Mortgage Interest Rate in effect thereon as specified in the related Mortgage Note.

            "Institutional Accredited Investor": An "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

            "Insurance Policy": With respect to any Mortgage Loan, any insurance policy required to be maintained under the Servicing Agreement or the related Mortgage Loan Documents.

            "Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to
Section 4.06 of the Servicing Agreement, or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, to be held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents, related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents and applicable Law, or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Interest Accrual Period": With respect to any Payment Date and any Class of Bonds (other than the Class S, Class X, Class F, Class G and Class H Bonds), the period from the immediately preceding Payment Date (or with respect to the initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date. The Interest Accrual Period for the Class F and Class G Bonds (and for the Class S and Class X Bonds with respect to Shortfall Amounts) on each Payment Date will be the calendar month preceding the month in which such Payment Date occurs. The Class S, Class X and Class H Bonds do not have Interest Accrual Periods and will not accrue interest (other than with respect to Class S Shortfalls and Class X Shortfalls, as applicable).

            "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, any date on which the related Mortgage Interest Rate is subject to adjustment pursuant to the related Mortgage Note.

            "Interested Person": As of any date of determination with respect to any Mortgage Loan, the Mortgagor, the Mortgage Loan Seller, the Loan Originator, the Issuer, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Special Servicer, any Independent Contractor engaged by the Special Servicer, or the Master Servicer.

            "Investment Company Act": The Investment Company Act of 1940, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

            "IRS":  The Internal Revenue Service, or any successor thereto.

            "Issuer": ICCMAC Multifamily and Commercial Trust 1999-1, a Delaware business trust established pursuant to the Deposit Trust Agreement, and its successors in interest.

            "Issuer Default": Any occurrence which is, or with notice or the lapse of time or both would become, an Issuer Event of Default.

            "Issuer's Equity": The right of the Ownership Certificateholder or its designee to (i) receive all payments on and proceeds of the Collateral not otherwise allocable to pay interest, principal or other amounts due on the Bonds in accordance with their terms or expenses of the Trust Estate, and (ii) to have the remaining Collateral returned to it after the Indenture is satisfied and discharged.

            "Issuer Event of Default": As defined in Section 5.01 of the Indenture.

            "Issuer Request" or "Issuer Order": A written request or order signed in the name of the Issuer by an Authorized Officer of the Owner Trustee and delivered to the Indenture Trustee.

            "Law": Any judgment, order, decree, writ, injunction, award, statute, rule, regulation or requirement of any federal, state, local or other agency, commission, instrumentality, tribunal, governmental authority, arbitrator or court having or asserting jurisdiction over any particular Person, property or matter applicable to such particular Person, property or matter.

            "LIBOR": With respect to any Payment Date, the per annum rate for U.S. Dollar deposits determined in accordance with Section 1.03 of the Indenture.

            "LIBOR Business Day": Any day other than (i) Saturday or a Sunday or
(ii) a day on which banking institutions in the cities of Chicago, Illinois, New York, New York, or London, England are required or authorized by Law to be closed.

            "LIBOR Deficiency Amount": To the extent that the Bond Interest Rate on the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D or Class E Bonds for any Payment Date is determined to be the Weighted Average Remittance Rate, the excess with respect to such Payment Date of (i) the amount of interest that would have been payable on such Bonds at the Bond LIBOR Rate for such Class of Bonds and such Payment Date, over (ii) the amount of interest that is payable on such Class of Bonds at the Weighted Average Remittance Rate for such Payment Date.

            "LIBOR Rate Adjustment Date": As defined in Section 1.03 of the Indenture.

            "Liquidation Event": With respect to any Mortgage Loan or Specially Serviced Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan or Specially Serviced Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Mortgage Loan Seller pursuant to Sections 2.05 or 3.01(d) of the Mortgage Loan Purchase Agreement; (iv) such Mortgage Loan is repurchased by the Loan Originator pursuant to Section 3 of the Warranty Agreement; (v) such Mortgage Loan is repurchased by the Ownership Certificateholder pursuant to
Section 11.01 of the Indenture; or (vi) such Specially Serviced Mortgage Loan is purchased (or sold to a third-party) by the Special Servicer pursuant to Section
6.05 of the Servicing Agreement.

            "Liquidation Proceeds": Cash (including any Excess Insurance Proceeds or Excess Condemnation Proceeds, but excluding REO Proceeds) received in connection with the liquidation of a Mortgage Loan or Specially Serviced Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

            "Loan Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note.

            "Loan Originator": Southern Pacific Bank, a California banking corporation, and its successors in interest.

            "Loss Mortgage Loan": Any Mortgage Loan (i) as to which a Liquidation Event has occurred, (ii) with respect to which the Master Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, has determined that an Advance previously made or proposed to be made is a Nonrecoverable Advance, or
(iii) with respect to which a Deficient Valuation has been made or a portion of the principal balance thereof has been otherwise permanently forgiven, by modification or otherwise.

            "MAI Appraisal": Any appraisal prepared by an Independent member of the Appraisal Institute (who has five years' experience with property types comparable to the property type of the related Mortgaged Property and in the jurisdiction in which the related Mortgaged Property is located) required pursuant to Section 6.13 of the Servicing Agreement.

            "Margin": With respect to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds, the percentages set forth below:

                        Class         Margin
                        -----         ------
                        A-1           0.28%
                        A-2           0.42%
                        A-3           0.60%
                        B             0.88%
                        C             1.55%
                        D             2.00%
                        E             2.35%

            "Master Servicer": Banc One Mortgage Capital Markets, LLC, a Delaware limited liability company, and its successors in interest, or any successor servicer appointed as such as provided in the Servicing Agreement.

            "Master Servicing Duties": The duties and obligations of the Master Servicer under the Servicing Agreement.

            "Master Servicer Fee": With respect to each Mortgage Loan and for any Payment Date, an amount equal to one-twelfth of the product of (a) the Master Servicing Fee Rate and (b) the Stated Principal Balance of each Mortgage Loan as of the Due Date in the preceding calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months. The Master Servicer Fee includes the fee payable to the Primary Servicer.

            "Master Servicing Fee Rate":  A fee rate of 0.30%.

            "Maturity": With respect to any Bond, the date, if any, as of which the principal of and interest on such Bond (or in the case of the Class S and Class X Bonds, the final Class S Scheduled Payment and Class X Scheduled Payment, respectively, or the Class S Early Termination Amount and Class X Early Termination Amount, respectively) has become due and payable as provided in the Indenture, whether at the Stated Maturity Date, if any, by declaration of acceleration or otherwise.

            "Maximum Offered Bond Rate": With respect to any Offered Bond (other than the Class S Bonds), 14.00% per annum.

            "Monitoring Bondholder": Each Holder (or Bond Owner, if applicable) of a Bond of a Monitoring Class as certified to the Indenture Trustee from time to time by such Holder or Bond Owner.

            "Monitoring   Class":  As   defined  in  Section 11.01(c)  of  the
Servicing Agreement.

            "Monthly Payment": The amount due in respect of any Mortgage Loan on any related Due Date, equal to the amount of the monthly payment that is scheduled to be due in respect thereof on such date in accordance with the terms of such Mortgage Loan in effect on the Closing Date (including any adjustments made from time to time after the Closing Date to the Mortgage Interest Rate in accordance with such terms), and assuming that each prior Monthly Payment has been made in a timely manner.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note, including the assignment of leases and rents related thereto.

            "Mortgage Collateral": As used with respect to the Bonds, the Pledged Mortgage Loans plus all payments thereon after the Cut-Off Date (excluding Prepayment Premiums collected on such Mortgage Loans), together with the related Mortgage Loan Files and Servicing Files and the Issuer's interest in any Mortgaged Property that secured any Mortgage Loan but which is acquired by foreclosure or deed in lieu of foreclosure or otherwise after the Closing Date.

            "Mortgage Interest Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            "Mortgage Loan": Each of the mortgage loans which has been Granted as Collateral pursuant to the Indenture and accepted by the Indenture Trustee pursuant to Section 13.01 of the Indenture and from time to time held by the Indenture Trustee on behalf of the Bondholders, the Mortgage Loans so held pursuant to Section 13.01 of the Indenture being identified on the Mortgage Loan Schedule (including, any successor REO Mortgage Loan). As used in this definition, the term "mortgage loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage Loan File but does not include the right to any Prepayment Premiums remitted by a Mortgagor with respect to a Mortgage Loan, which Prepayment Premiums shall be the property of the Mortgage Loan Seller.

            "Mortgage Loan Documents": With respect to each Mortgage Loan, to the extent applicable, each document or instrument set forth in clauses
(i)-(viii) of the definition of Mortgage Loan File, any collateral assignments of property management agreements and other services agreements required by the applicable commitment and other loan documents and all assumption, modification, consolidation, substitution and extension agreements, any physical assessment report of the Mortgaged Property, all surveys, all insurance policies, any environmental site assessment of the Mortgaged Property, any lease subordination agreements and tenant estoppels, any borrower's counsel opinions and other agreements, if any, pertaining to such Mortgage Loan.

            "Mortgage Loan File": With respect to any Pledged Mortgage Loan, collectively, the following documents:

             (i) the original executed Mortgage Note (or, if accompanied by a "lost note" affidavit, a copy thereof), endorsed by the Mortgage Loan Seller or the prior holder of record, in blank or as follows: "Pay to the order of LaSalle National Bank, as indenture trustee for the registered holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1, without recourse";

            (ii) an original of the Mortgage and of any intervening assignments thereof that precede the assignment referred to in clause (iv) of this definition, with evidence of recording indicated thereon (unless such document has not yet been returned from the applicable recording office, in which case a certified copy of such document as submitted for recording);

            (iii) an original of any related  Assignment of Leases and Rents (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, with evidence of recording indicated thereon (unless such document has not yet been returned from the applicable recording office, in which case a certified copy of such document as submitted for recording);

             (iv) an original  Assignment of Mortgage,  executed by the Mortgage
                  Loan Seller or the prior holder of record, in blank or to the order of the Indenture Trustee, with the assignment to the Indenture Trustee in the following form: "LaSalle National Bank, as indenture trustee for the registered holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1," in recordable form;

             (v) an original assignment of any related Assignment of Leases and Rents (if such item is a document separate from the Mortgage), executed by the Mortgage Loan Seller or the prior holder of record, in blank or to the order of the Indenture Trustee, with the assignment to the Indenture Trustee in the following form: "LaSalle National Bank, as indenture trustee for the registered holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1," in recordable form;

            (vi) originals or certified copies of all assumption, modification, consolidation, substitution and extension agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed;

            (vii) the  original  or a  copy  of the  policy  or  certificate  of lender's title insurance issued on the date of the origination of such Pledged Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy, or, with respect to each related Mortgage Loan for which the related Mortgaged Property is located in a jurisdiction which does not provide for a lender's title insurance policy, an attorney's opinion of title by an attorney licensed to practice Law in the jurisdiction where the related Mortgaged Property is located;

            (viii)either  (A)  the  originals  of  all  intervening  assignments
                  (other than the assignments set forth above), if any, including warehousing assignments, with evidence of recording thereon, (B) copies of such assignments certified by a title company, if any, or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office, or (C) copies of such assignments certified by the public recording offices where such assignments were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded assignments are lost; and

             (ix) any escrow, guarantee and environmental liability agreement.

provided, that whenever the term "Mortgage Loan File" is used to refer to documents actually received by the Indenture Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Indenture Trustee or the Custodian for documents described in clause (vi) of this definition, shall be deemed to include only such documents to the extent a Responsible Officer of the Indenture Trustee or Custodian has actual knowledge of their existence.

            "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement, dated as of February 1, 1999, between the Mortgage Loan Seller and the Depositor regarding the sale, transfer and assignment of the Mortgage Loans to the Depositor, a copy of which is attached to the Indenture as Exhibit F.

            "Mortgage Loan Schedule": The list of Mortgage Loans sold by the Mortgage Loan Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement which were simultaneously transferred to the Issuer pursuant to the Deposit Trust Agreement and pledged by the Issuer to the Indenture Trustee and granted as Collateral to secure the Bonds pursuant to the Indenture. Such list is attached to the Servicing Agreement as Exhibit A, to the Indenture as
Schedule I, and to the Mortgage Loan Purchase Agreement as Exhibit A.

            "Mortgage  Loan  Seller":   Imperial  Credit   Commercial   Mortgage
Investment Corp., a Maryland corporation, and its successors in interest.

            "Mortgage Note": The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

            "Mortgaged Property": The underlying property (including any REO Property) that secures a Mortgage Loan, in each case consisting of a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

            "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

            "New Lease": Any lease of an REO Property entered into at the direction of the Special Servicer on behalf of the Issuer, including any lease renewed, modified or extended on behalf of the Issuer, if the Issuer has the right to renegotiate the terms of such lease.

            "Nonrecoverable Advance": Any Advance previously made or proposed to be made by the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, in respect of a Mortgage Loan which together with interest thereon, in the reasonable good faith judgment of the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, will not, or, in the case of a proposed Advance, would not, together with interest at the Advance Rate thereon, be ultimately recoverable by the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, from net proceeds and collections received solely with respect to such Mortgage Loan or the related Mortgaged Property, including related Excess Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Excess Condemnation Proceeds and escrowed amounts, which determination shall be set forth in a Nonrecoverable Advance Certificate filed with the Indenture Trustee. The Indenture Trustee and the Fiscal Agent may conclusively rely on the determination of nonrecoverability made by the Master Servicer or the Special Servicer.

            "Nonrecoverable Advance Certificate": A certificate signed by a Servicing Officer of the Master Servicer, or by a Responsible Officer of the Indenture Trustee or the Fiscal Agent, as applicable, setting forth the determination of a Nonrecoverable Advance and the procedures and considerations of the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, forming the basis of such determination (including but not limited to copies of information such as related income and expense statements, any appraisals, rent rolls, occupancy status, property inspections, and other Servicer inquiries with respect to the value of the related Mortgaged Property).

            "Non-Registered Bond": Any Bond that has not been registered under the Securities Act. As of the Closing Date, the Non-Registered Bonds are the Class X, Class F, Class G and Class H Bonds.

            "Non-U.S.  Person":  A person other than a U.S.  Person.

            "Offered Bonds": Any Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D or Class E Bond.

            "Officer's Certificate": A certificate signed by any one Authorized Officer of the Person from whom said certificate is required or, in the case of an Officer's Certificate of the Issuer, a certificate signed by any Authorized Officer of the Owner Trustee, and, to the extent delivered to the Indenture Trustee, complying with the applicable requirements of Section 14.01 of the Indenture. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

            "One-Month LIBOR": With respect to any Payment Date, the applicable one-month LIBOR rate for one-month U.S. dollar deposits, determined as set forth in Section 1.03 of the Indenture.

            "Operative Agreements": The Indenture, the Servicing Agreement, the Primary Servicing Agreement, the Deposit Trust Agreement, the Holding Trust Agreement, the Administration Agreement, the Mortgage Loan Purchase Agreement and the Warranty Agreement.

            "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Issuer, the Depositor, the Mortgage Loan Seller, the Master Servicer, or Special Servicer (if required to be delivered under any of the Operative Agreements, then acceptable and delivered to the Indenture Trustee), except that any opinion of counsel relating to (i) federal income taxation matters, (ii) the resignation of the Master Servicer or the Special Servicer pursuant to Section 3.11 of the Servicing Agreement, or (iii) any actions or duties which cannot be undertaken or are no longer permitted under applicable Law, must be an opinion of counsel who is Independent.

            "Outstanding": Shall mean, as of any date of determination, all Bonds theretofore authenticated and delivered under the Indenture, except:

          (i) Bonds theretofore canceled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

          (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any other Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee or any other Paying Agent, has been made; and

          (iii)Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to the Indenture, other than any such Bonds in respect of which there shall have been presented to the Bond Registrar proof satisfactory to it that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of Bonds with the requisite aggregate Bond Principal Amount, or representing the requisite percentage of Voting Rights, have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, except as otherwise expressly provided herein, Bonds owned by the Issuer, any other obligor on Bonds or the Depositor (each of the foregoing Persons, solely for purposes of this definition, an "Interested Person") or by any Affiliate of an Interested Person shall be disregarded and deemed not to be Outstanding (unless any such Person or Persons owns all the Bonds), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Bond Registrar knows to be so owned shall be so disregarded, and also except that Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Bond Registrar in its sole discretion the pledgee's right to act with respect to such Bonds and that the pledgee is not an Interested Person or any Affiliate of an Interested Person.

            "Owner Trustee": Wilmington Trust Company, a Delaware banking corporation, or its successors in interest, in its capacity as trustee under the Deposit Trust Agreement.

            "Owner Trustee Calculation Fee Rate" With respect to any Payment Date, the rate per annum represented by a fraction, (i) the numerator of which is $4,000 and (ii) the denominator of which is Stated Principal Balance of the Mortgage Loans as of the first day of the immediately preceding calendar month.

            "Owner Trustee Fee": An annual fee of $4,000.00, payable monthly on each Payment Date, plus any additional fees and expenses payable to the Owner Trustee, as set forth in the written Fee and Indemnity Agreement among the Owner Trustee, the Mortgage Loan Seller and the Depositor.

            "Owner Trustee's Agent": Any agent or attorney of the Owner Trustee appointed by the Owner Trustee to execute one or more of the trusts or powers hereunder.

            "Owner Trustee's Office": The principal corporate trust office of the Owner Trustee at which, at any particular time, its corporate trust business is administered, which office at the Closing Date is located at the address of the Owner Trustee set forth in Section 13.4 of the Deposit Trust Agreement.

            "Ownership Certificate": The certificate which represents 100% of the Issuer's Equity, with an "Ownership Certificate" designation on the face thereof, executed and authenticated by the Owner Trustee and substantially in the form of Exhibit A attached to the Deposit Trust Agreement.

            "Ownership Certificateholder": With respect to the Ownership Certificate, the Person in whose name the Ownership Certificate is registered on the Ownership Certificate Register. Initially, the Holding Trust shall be the Ownership Certificateholder.

            "Ownership Interest": As to any Bond, any ownership or security interest in such Bond as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for a Paying Agent specified in Section 3.03 of the Indenture and is authorized and appointed pursuant to Section 3.03 of the Indenture by the Issuer to pay the principal of, or interest on any Bonds on behalf of the Issuer. The principal office of the initial Paying Agent is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674.

            "Payment Account": The segregated trust account or accounts created and maintained by the Indenture Trustee pursuant to Section 8.01 of the Indenture.

            "Payment Date": The 25th day of each month, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in March 1999. The final Payment Date on any Bond shall occur only after due notice by the Indenture Trustee and only upon presentation and surrender of such Bond at the location specified on the notice given by the Indenture Trustee.

            "P&I Advance": As to any Mortgage Loan, any advance made by the Master Servicer, the Trustee or the Fiscal Agent pursuant to Section 4.05 of the Servicing Agreement. Each reference to the payment or reimbursement of a P&I Advance shall be deemed to include, whether or not specifically referred to and without duplication, payment or reimbursement of interest thereon at the Advance Rate from and including the date of the making of such P&I Advance through and including the date of payment or reimbursement.

            "Percentage Interest": With respect to any Bond, the portion of the relevant Class evidenced by such Bond, expressed as a percentage, the numerator of which is the initial Bond Principal Amount of such Bond as of the Closing Date, as specified on the face thereof, and the denominator of which is the initial aggregate Bond Principal Amount of the relevant Class.

            "Permitted Investments": Any one or more of the obligations and securities listed below that provide for a date of maturity of not more than 30 days but in any event not later than the date prior to the date such funds will be required to be available for distribution:

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) federal funds, time deposits in, unsecured certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the Laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) which has the Required Rating and a maturity of not more than 365 days;

          (iii)commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) that has the
               Required   Rating  for   short-term   debt;

          (iv) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above and having maturities of not more than 365 days;

          (v) units of taxable money market funds, which funds seek to maintain a constant asset value and have been rated "AAAm" or "AAAmg" by Standard & Poor's, and by any other Rating Agency in its highest rating category, or which have been designated in writing by each Rating Agency as Permitted Investments for purposes of this definition; and

          (vi) any  other  obligation  or  security  acceptable  to each  Rating
               Agency, as confirmed in writing that would not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Bonds;

provided,  however,  that no such instrument shall be a Permitted  Investment if
(v) such instrument evidences a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; (w) its terms do not have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; (x) to the extent rated, an "r" highlighter is affixed to its rating;
(y) to the extent the related interest rate is variable, interest thereon is not tied to a single interest rate index plus a single fixed spread (if any), or does not move proportionately with that index; or (z) such instrument is purchased at a premium over par.

            "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

            "Phase I Environmental Report": A report similar in form and substance to a "phase I" report, as described in, and meeting the criteria of,
(i) Chapter 5 of the Federal National Mortgage Association Multifamily Guide or any successor provisions covering the same subject matter, in the case of Specially Serviced Mortgage Loans as to which the related Mortgaged Property is multifamily property or (ii) the American Society for Testing and Materials in the case of Specially Serviced Mortgage Loans as to which the related Mortgaged Property is a non-multifamily property.

            "Plan": Any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code.

            "Pledged Account": Any account, including the Collection Account and the Payment Account, Granted as security for the Bonds.

            "Pledged Mortgage Loan": Any one of the Mortgage Loans pledged to the Indenture Trustee by the Issuer pursuant to the granting clause of the Indenture, that from time to time are held as a part of the Trust Estate and as are more fully described on Schedule I of the Indenture.

            "Predecessor Bond": With respect to any Bond and Class, every previous Bond and Class evidencing all or a portion of the same debt as that evidenced by such Bond; for the purpose of this definition, any Bond authenticated and delivered under Section 2.06 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Bond of the same Class shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Bond.

            "Prepayment Interest Excess": With respect to any Payment Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part after the Due Date occurring in the related Collection Period, the amount of interest accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

            "Prepayment Interest Shortfall": With respect to any Payment Date, for each Non-Specially Serviced Mortgage Loan that was subject to a Principal Prepayment in full or in part prior to the Due Date occurring in the related Collection Period, the amount of interest that would have accrued at the Remittance Rate (but without subtracting the Indenture Trustee Fee from the calculation thereof) for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to the unpaid principal balance of such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

            "Prepayment Premium": Any premium, penalty or fee paid or payable, as set forth in the related Mortgage Note, by a Mortgagor in connection with a Principal Prepayment. The right to receive Prepayment Premiums shall be retained by the Mortgage Loan Seller.

            "Primary Servicer": Initially, Southern Pacific Bank, pursuant to the Primary Servicing Agreement.

            "Primary Servicing Agreement": The Primary Servicing Agreement, dated as of February 1, 1999, between the Master Servicer and the Primary Servicer regarding the initial primary servicing of the Mortgage Loans (except for Specially Serviced Mortgage Loans) by the Primary Servicer, and any amendments or supplements thereto.

            "Prime Rate": As of any day, the per annum rate reported as the "Prime Rate" in The Wall Street Journal on the immediately preceding Business Day.

            "Principal Payment Amount": With respect to any Payment Date, the aggregate of the following:

          (i) the principal portions of all Monthly Payments (other than Balloon Payments) due, and any Assumed Monthly Payments deemed due, as the case may be, in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period, to the extent such Monthly Payments or Assumed Monthly Payments, as applicable, are received during such Collection Period or a P&I Advance is made with respect to such Monthly Payments or Assumed Monthly Payments prior to such
               Payment   Date;

          (ii) all payments (including Principal Prepayments and Balloon Payments, but excluding Prepayment Premiums) and other collections (including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) that were received on or in respect of the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer or Special Servicer, as applicable, as recoveries of principal thereof, in each case net of any portion of such payment or other collection that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

          (iii)if such Payment Date is subsequent to the initial Payment Date, the excess, if any, of (A) the Principal Payment Amount for the immediately preceding Payment Date, over (B) the aggregate payments of principal made in respect of the Bonds on such immediately preceding Payment Date.

            "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            "Private Bonds": The Class X, Class F, Class G and Class H Bonds.

            "Proceeding": Any suit in equity, action at Law or other judicial or administrative proceeding.

            "Property Protection Advance": Any expenses identified in the Servicing Agreement as Property Protection Expenses which are required to be advanced by the Master Servicer, or by the Special Servicer, consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, or by the Indenture Trustee or the Fiscal Agent, to the extent the Master Servicer or the Special Servicer fails to make such advances.

            "Property Protection Expenses": The following costs and expenses, but, with respect to items (ii) through (xiii) below, only to the extent that they are paid to third persons in arms' length arrangements, which may, to the extent expressly approved in the related Asset Strategy Report as to the Special Servicer, be Affiliates, who are generally in the business of providing such goods and services and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided: (i) real estate taxes, assessments and similar charges; (ii) premiums for insurance; (iii) utility costs; (iv) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service, credit checks and monitoring the satisfaction of real estate tax assessments and the designation from time to time of special flood hazard areas; (v) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees; (vi) property management fees; (vii) usual and customary leasing and sales brokerage expenses and commissions and other costs and expenses associated with marketing, selling or otherwise disposing of Specially Serviced Mortgage Loans or REO Properties including, without limitation, marketing brochures, auction services, reasonable legal fees, surveys, title insurance premiums and other title company costs; (viii) permits, licenses and registration fees and costs; (ix) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement, if the consequences of failure to prevent or cure could, in the sole judgment of the Special Servicer, have a material adverse effect with respect to the Mortgage Loan, REO Property or Mortgaged Property; (x) any expense necessary in order to prevent or cure a material violation of any applicable Law, regulation, code or ordinance with respect to any Mortgaged Property, including without limitation any environmental remediation; (xi) costs and expenses of appraisals, valuations, surveys, inspections, environmental assessments, credit reports, or market studies (including, in each case, review thereof); (xii) other such reasonable marketing, legal, accountants expert witness fees and other fees and expenses incurred by the Special Servicer in connection with the enforcement, collection, foreclosure, management and operation of Specially Serviced Mortgage Loans or REO Properties, the bankruptcy of any related Mortgagor, and the performance of their servicing duties under the Servicing Agreement; and (xiii) such other expenses as are reasonable and immediately necessary to operate a Mortgaged Property or REO Property and to protect and maintain the lien of the Mortgage on such Mortgaged Property or REO Property or to enforce the related Mortgage Loan Documents.

            "Prospectus": The prospectus, dated February 19, 1999 of the Depositor.

            "Prospectus Supplement": The prospectus supplement, dated March 5, 1999 to the Prospectus prepared by the Depositor in connection with the offering of the Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D and Class E Bonds.

            "PTCE": A "prohibited transaction class exemption", as related to ERISA.

            "Purchase Price": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the date of purchase, together with (i) all unpaid accrued interest thereon at the Mortgage Interest Rate on such Mortgage Loan from the date as to which interest was last paid by the related Mortgagor to the Due Date in the Collection Period in which the relevant repurchase is to occur, (ii) all related unreimbursed Property Protection Advances, (iii) all accrued and unpaid interest on related Advances, (iv) any related compensation payable to the Special Servicer, and (v) any expense arising out of the enforcement of the repurchase obligation and any costs associated with such repurchase.

            "QIB": A "qualified institutional buyer" within the meaning of Rule 144A.

            "QRS": A "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

            "Qualified Insurer":  An insurance company:

          (i) duly qualified as such under the Laws of the state in which the related Mortgaged Property is located;

          (ii) duly authorized and, if required, licensed in such state to transact the applicable insurance business and to write the insurance provided; and

          (iii)whose claims paying ability is rated at least "A" by each Rating Agency (or, if not rated by each of the Rating Agencies, rated at least "A" by Standard & Poor's and any other nationally recognized statistical rating organization which rates the claims paying ability of such insurance company.

            "Rated Bond": Any of the Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D, Class E, Class X, Class F, Class G and Class H Bonds.

            "Rating Agency":  Each of Standard & Poor's and DCR.

            "Real Estate Loan Purchase and Sale Agreements": Collectively, those four individual Agreements for Purchase and Sale of Real Estate Loans, dated as of October 1, 1997, December 8, 1997, March 27, 1998 and June 30, 1998, each between the Mortgage Loan Seller and the Loan Originator, whereby the Mortgage Loan Seller acquired the Mortgage Loans from the Loan Originator.

            "Realized  Loss":  With respect to each Loss Mortgage Loan for which
(A) an event set forth in clause (i) or (ii) of the definition of Loss Mortgage Loan has occurred, an amount equal to (i) the Stated Principal Balance of the Loss Mortgage Loan as of the date of such event, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which such event occurred on the Stated Principal Balance of such Loss Mortgage Loan outstanding during each Collection Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus (iv) the proceeds, if any, received during the month in which such event occurred, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan, or (B) an event set forth in clause (iii) of the definition of Loss Mortgage Loan has occurred, the amount determined to have been permanently forgiven.

            With respect to each Loss Mortgage Loan with respect to which an Advance previously made has been determined to be a Nonrecoverable Advance an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Mortgage Loan) as of the date of such determination, plus
(ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which such determination was made on the Stated Principal Balance of such Mortgage Loan (or REO Mortgage Loan) outstanding during each Collection Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus (iv) the proceeds, if any, received during the month in which such determination was made, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan.

            With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.
Realized Losses will not be allocated to reduce the Bond Principal Amounts of the Bonds.

            "Record Date": With respect to any Class of Bonds, the Ownership Certificate or the Holding Trust Certificate for any Payment Date, the last Business Day of the month immediately preceding the month in which the related Payment Date occurs (or, in the case of the first Payment Date, the Closing
Date).

            "Redemption Date": The Payment Date specified by the Indenture Trustee for the redemption of Bonds of any Class pursuant to Section 11.01 of the Indenture.

            "Redemption Price": The greater of (i) the Bond Redemption Amount and (ii) the aggregate fair market value of the Mortgage Loans and any REO Properties included in the Trust Estate.

            "Registration Statement": The Depositor's Registration Statement on Form S-3, No. 333-61305, which was filed with the Commission pursuant to the Securities Act and declared effective on November 20, 1998.

            "Registered Bond":  Any Bond registered under the Securities Act.

            "Registered Holder": The Person whose name appears on the Bond Register on the applicable Record Date.

            "REIT":  A "real  estate  investment  trust"  within the  meaning of
Section 856(a) of the Code.

            "Remittance Date": With respect to each Payment Date, one Business Day preceding such Payment Date.

            "Remittance Rate": With respect to any Mortgage Loan as of any Payment Date, the per annum rate equal to the excess of the related Mortgage Interest Rate (without giving effect to any modification, waiver, or amendment or other reduction thereof following the Cut-Off Date) after giving effect to the Master Servicer Fee and the Indenture Trustee Fee on the Mortgage Loans as of the Due Date in the month preceding the month in which such Payment Date occurs.

            "Remittance Report": The report prepared pursuant to Section 4.09(a) of the Servicing Agreement.

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

            "REO Account": The trust account or accounts created and maintained by the Master Servicer pursuant to Section 6.06 of the Servicing Agreement which shall be entitled "Banc One Mortgage Capital Markets, LLC, in trust for LaSalle National Bank, as Indenture Trustee, in trust for Holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bond Series 1999-1, REO Account" and which must be an Eligible Account.

            "REO Account Report": The report prepared pursuant to Section 6.08(b) of the Servicing Agreement.

            "REO Acquisition": The acquisition by the Special Servicer on behalf of the Issuer for the benefit of the Bondholders of any Mortgaged Property.

            "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has been acquired by the Special Servicer on behalf of the Issuer through foreclosure or by deed in lieu of foreclosure, or otherwise in connection with a defaulted Mortgage Loan, until the Special Servicer has determined that all amounts that it reasonably expects to recover from or on account of such Mortgage Loan have been recovered, whether from Excess Condemnation Proceeds, Excess Insurance Proceeds, Condemnation Proceeds,
Insurance Proceeds, Liquidation Proceeds, REO Proceeds or otherwise (in which case such Mortgage Loan shall no longer be an REO Mortgage Loan).

            "REO Proceeds": Proceeds received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Issuer and is part of the Trust Estate securing the Bonds through foreclosure, deed-in-lieu of foreclosure or otherwise in connection with a defaulted Mortgage Loan.

            "Representative": J.P. Morgan Securities Inc., acting on behalf of the several Underwriters pursuant to the Underwriting Agreement.

            "Request for Release and Receipt of Documents": A written Request for Release and Receipt of Documents, substantially in the form of Exhibit B to the Servicing Agreement.

            "Required Rating": For purposes of the definition of "Permitted Investments" the following ratings:

            (a) with respect to commercial paper, short-term debt obligations or other short-term deposits, the highest short-term rating category of each Rating Agency (or, if such obligations are not rated by DCR, any two nationally recognized statistical rating organizations, which shall include Standard & Poor's and any other rating agency which rates such obligations or deposits; or

            (b) with respect to long-term debt obligations, the highest long-term rating category of each Rating Agency (or, if such obligations are not rated by DCR, any two nationally recognized statistical rating organizations, which shall include Standard & Poor's and any other rating agency which rates such obligations or deposits.

            "Resolution": A copy of a resolution certified by an Authorized Officer of the Owner Trustee to have been duly adopted by the Owner Trustee and to be in full force and effect on the date of such certification.

            "Responsible Officer": As used with respect to the Indenture Trustee or the Fiscal Agent, any officer assigned to and working in its Asset Backed Securities Trust Services Group with direct responsibility for the administration of the Servicing Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            As used with respect to the Owner Trustee, any officer of the Owner Trustee assigned to the Owner Trustee's Office with direct responsibility for the administration of the Owner Trust Agreement and also, with respect to a particular matter, any officer of the Owner Trustee employed within the Owner Trustee's Office, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name appears on a list of corporate trust officers furnished to the Depositor and the Indenture Trustee by the Owner Trustee, as such list may from time to time be amended.

            As used with respect to the Holding Trustee, any officer of the Holding Trustee assigned to the Holding Trustee's Office with direct responsibility for the administration of the Holding Trust Agreement and also, with respect to a particular matter, any officer of the Holding Trustee employed within the Holding Trustee's Office, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name appears on a list of corporate trust officers furnished to the Trustor by the Holding Trustee, as such list may from time to time be amended.

            "Retained Public Bonds": The Class D and Class E Bonds.

            "Rule 144A":  Rule 144A under the Securities Act.

            "Scheduled Payments": Any of the Class S Scheduled Payments and the Class X Scheduled Payments, as applicable.

            "Securities Act": The Securities Act of 1933, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

            "Servicer":   The  Master  Servicer  or  the  Special  Servicer,  as
applicable.

            "Servicer Event of Default": One or more of the events described in Section 9.01 of the Servicing Agreement.

             "Servicing Agreement": The Servicing Agreement dated as of February 1, 1999, among the Issuer, the Indenture Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer, and any amendments or supplements thereto.

            "Servicing Expense": Any fees, expenses or advances payable or reimbursable to the Master Servicer or the Special Servicer under the Servicing Agreement or otherwise in connection with the servicing and administration of the Mortgage Collateral thereunder.

            "Servicing Fee": With respect to any Mortgage Loan and (a) the Master Servicer, the Master Servicer Fee; or (b) the Special Servicer, the Special Servicing Fee, as applicable.

            "Servicing Files":  With respect to any Mortgage Loan:

          (i)  each related appraisal;

          (ii) any  related  physical  assessment  report;

          (iii)any related  Environmental Site Assessment;

          (iv) each related Insurance Policy required by the terms of the Mortgage Loan Documents together with proof of payment of premiums relating thereto; and

          (v) any and all documents in the possession of the Mortgage Loan Seller or any Affiliate or agent thereof generated or obtained in connection with the origination or servicing of such Mortgage Loan (other than any document included in the definition of "Mortgage Loan File").

            "Servicing Officer": With respect to any Servicer, any Assistant Treasurer, Assistant Secretary, Assistant Vice President, Vice President or other employee of such Servicer or its general partner, if applicable, involved in, or responsible for, the administration and servicing of the Mortgage Loans under the Servicing Agreement and authorized to act on behalf of such Servicer, as designated by inclusion on a list of such Persons furnished to the Indenture Trustee and each other Servicer by the related Servicer, as such list may from time to time be amended by the related Servicer.

            "Servicing Transfer Date": The date after (i) the occurrence of a Servicing Transfer Event and (ii) the Special Servicer receives the information, documents and records required to be delivered thereto pursuant to Section 6.02(c) of the Servicing Agreement.

            "Servicing Transfer Event": The occurrence of any of the following with respect to a Mortgage Loan: (i) such Mortgage Loan becomes a Defaulted Mortgage Loan; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) in the judgment of the Master Servicer, a payment default has occurred and is not likely to be cured by the related Mortgagor within 60 days;
(v) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;
(vi) any other material default has, in the Master Servicer's judgment, occurred which is not reasonably susceptible of cure within the time periods and on the terms and conditions, if any, provided in the related Mortgage; (vii) the related Mortgaged Property becomes REO Property; (viii) if for any reason, the Master Servicer cannot enter into an assumption agreement upon the transfer by the related Mortgagor of the Mortgage; or (ix) an event has occurred which, in the reasonable judgment of the Master Servicer, has or will materially and adversely affect the value of the Mortgaged Property.

            "Shortfall Amount": Any Class S Shortfall or Class X Shortfall, as applicable.

            "Special Servicer's Appraisal Reduction Estimate": Any estimate of the value of a Mortgaged Property prepared by the Special Servicer as required by Section 6.13(a) of the Servicing Agreement.

            "Special Servicer": Banc One Mortgage Capital Markets, LLC, a Delaware limited liability company, or its successors in interest or any successor special servicer appointed as such as provided in the Servicing Agreement.

            "Special  Servicing  Fee":  With respect to each Specially  Serviced
Mortgage Loan and any Payment Date, an amount equal to one-twelfth of the product of (a) the Special Servicing Fee Rate and (b) the Stated Principal Balance of each Specially Serviced Mortgage Loan or REO Mortgage Loan as of the Due Date in the preceding calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Special Servicing Fee Rate":  A fee rate of 0.45%.

            "Specially Serviced Mortgage Loan": Any Mortgage Loan with respect to which a Servicing Transfer Event has occurred and which has not ceased to be a Specially Serviced Mortgage Loan pursuant to Section 6.10 of the Servicing Agreement.

            "Specially Serviced Mortgage Loan Status Report": With respect to any Mortgage Loan, shall have the meaning set forth in Section 6.08 of the Servicing Agreement.

            "Standard & Poor's": Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. or its successor in interest.

            "State": Any one of the 50 states of the United States of America, or the District of Columbia.

            "Stated Maturity Date": June 1, 2030, which is the Payment Date occurring two years after the scheduled Loan Maturity Date of the latest maturing Mortgage Loan.

             "Stated Principal Balance": With respect to any Mortgage Loan (other than an REO Mortgage Loan), as of any date of determination, an amount equal to (x) the related Cut-Off Date Balance, minus (y) the sum, without duplication, of:

          (i) the principal portion of each Monthly Payment and Balloon Payment due on such Mortgage Loan after the Cut-Off Date, to the extent received from the Mortgagor or advanced by the Master Servicer, Indenture Trustee or Fiscal Agent (in the case of any delinquent Monthly Payment) and distributed to Bondholders prior to such date of determination;

          (ii) all Principal Prepayments received with respect to such Mortgage Loan after the Cut-Off Date, to the extent distributed to Bondholders prior to such date of determination.

          (iii)the principal portion of all Insurance Proceeds and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-Off Date, to the extent distributed to Bondholders prior to such date of determination; and

          (iv) any reduction in the outstanding principal balance of such Mortgage Loan resulting from a Deficient Valuation that occurred prior to the end of the Collection Period for the most recent Payment Date.

With respect to any REO Mortgage Loan, as of any date of determination, an amount (not less than zero) equal to (x) the Stated Principal Balance of the related Mortgage Loan as of the date of the related REO Acquisition, minus (y) the sum of:

          (i) the principal portion of each P&I Advance made with respect to such REO Mortgage Loan that was distributed to Bondholders prior to such date of determination; and

          (ii) the principal portion of all Insurance Proceeds, Liquidation Proceeds and REO Proceeds received with respect to such REO Mortgage Loan, to the extent distributed to Bondholders prior to such date of determination.

A Mortgage Loan shall be deemed to be owned by the Issuer and pledged as Collateral to secure the Bonds and to have an outstanding Stated Principal Balance through and including the Payment Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Bondholders.

            "Successor Person": As defined in Section 3.13(a) of the Indenture.

            "Transfer":   Any  direct  or  indirect   transfer,   sale,  pledge,
hypothecation, or other form of assignment of any Ownership Interest in a Bond.

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Bond.

            "Transferor": Any Person who is Transferring any Ownership Interest in a Bond.

            "Treasury Regulations": Temporary, final or proposed regulations (to the extent that by reason of their proposed effective date such proposed regulations would apply to the Issuer or a Trust Estate) of the United States Department of the Treasury.

            "Trust":  The Issuer.

            "Trust Estate":  The corpus of the Trust created by the Depositor as of the Closing Date and to be administered pursuant to the Deposit Trust Agreement, consisting of all of the Issuer's right, title and interest in and to any and all benefits accruing to the Issuer from: (a) the Mortgage Loans listed in the Mortgage Loan Schedule annexed to the Indenture as Schedule I, and all payments thereon after the Cut-Off Date (excluding the right to receive Prepayment Premiums with respect to the Mortgage Loans), together with the related Mortgage Loan Files and Servicing Files and the Issuer's interest in any Mortgaged Property that secured any such Mortgage Loan, but which is acquired by foreclosure or deed in lieu of foreclosure or otherwise after the Closing Date;
(b) the rights of the Issuer to enforce  remedies  against the Master  Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent under the Servicing Agreement, against the Administrator under the Administration
Agreement, against the Depositor under the Deposit Trust Agreement and, as assignee of the Depositor, against the Mortgage Loan Seller under the Mortgage Loan Purchase Agreement or the Loan Originator under the Warranty Agreement; (c) the Payment Account; (d) the Collection Account; (e) all present and future claims, demands, causes and choses in action in respect of the foregoing, including the rights of the Issuer under the Pledged Mortgage Loans; and (f) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

            "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

            "Trustor": The Mortgage Loan Seller, solely in its capacity as the trustor of the Holding Trust created pursuant to the Holding Trust Agreement.

            "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico Law, as applicable.

            "Unaffiliated Party": With respect to any Person, any Person other than an Affiliate.

            "Underwriters": J.P. Morgan Securities Inc., Prudential Securities Incorporated and Imperial Capital, LLC (an Affiliate of the Depositor and the Mortgage Loan Seller).

            "Underwriting Agreement": A certain underwriting agreement, dated March 5, 1999, among the several Underwriters, as purchasers of the Underwritten Bonds, the Depositor and the Mortgage Loan Seller.

            "Underwritten Bonds": The Class A-1, Class A-2, Class S, Class A-3, Class B and Class C Bonds.

            "Uniform Commercial Code" or "UCC": The Uniform Commercial Code as in effect in any applicable jurisdiction, as amended from time to time.

            "U.S. Person": A citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury Regulations) or other entity created or organized in or under the Laws of the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence as of August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            "Voting Rights": The portion of the voting rights of all of the Bonds which is assigned to any Class of Bond as of the date of determination. The voting rights shall be (i) (A) 2.0% in the case of the Class S Bonds, provided that the Voting Rights of the Class S Bonds shall be reduced to zero upon the payment in full of all the Class S Scheduled Payments and any unpaid Class S Shortfalls and accrued interest thereon (B) 1.0% in the case of the Class X Bonds, provided that the Voting Rights of the Class X Bonds will be reduced to zero upon the payment in full of all the Class X Scheduled Payments and any unpaid Class X Shortfalls and accrued interest thereon (as used in this definition, the sum of such percentages from time to time, is referred to as the "Fixed Voting Rights Percentage"); and (ii) in the case of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G and Class H Bonds, a percentage equal to product of (A) 100% minus the Fixed Voting Rights Percentage multiplied by (B) a fraction, the numerator of which is equal to the aggregate Outstanding Bond Principal Amount of any such Class (the Bond
Principal Amount of each of the Class H, Class G, Class F, Class E, Class D, Class C, Class B and Class A-3 Bonds shall be notionally reduced, in that order and solely for the purposes of determining the Voting Rights of the related Class on any such Payment Date to the extent of any Appraisal Reduction Amounts and Realized Losses notionally allocated to such Class, if applicable, on such Payment Date) and the denominator of which is equal to the aggregate Outstanding Bond Principal Amounts of all Classes of Bonds (other than the Class S and Class X Bonds), which shall be reduced solely for this purpose by the aggregate amount of any Appraisal Reduction Amounts and Realized Losses notionally allocated to such Classes, if applicable. To the extent that the aggregate of the Appraisal Reduction Amounts and Realized Losses for any Payment Date exceed the Bond Principal Amount for any Class, such excess will be applied to notionally reduce the Bond Principal Amount of the next most subordinate Class of Bonds on such Payment Date solely for such purpose, provided, however, that no Bond Principal Amount in respect of any such Class may be notionally reduced below zero. The Voting Rights of any Class of Bonds shall be allocated among the Bondholders of such Class in proportion to their respective Percentage Interests.

            "Weighted Average Remittance Rate": With respect to any Payment Date, (i) the rate per annum equal to the weighted average, by Stated Principal Balance, expressed as a percentage and rounded to eight decimal places, of the Remittance Rates on the Mortgage Loans prior to giving effect to distributions thereon in the Collection Period immediately preceding such Payment Date, less
(ii) the Additional Fee Rate; provided that for purposes of calculating the Weighted Average Remittance Rate, the Mortgage Interest Rates will not reflect any default interest or increase in a Mortgage Interest Rate occurring after the related Loan Maturity Date. The Mortgage Interest Rates will also be determined without regard to any Mortgage Loan modifications, waivers or amendments entered into after the Cut-Off Date. If a Mortgage Loan accrues interest based on a 360-day year consisting of twelve 30-day months, its interest rate for any month that is not a 30-day month will be recalculated so that the amount of interest that would accrue at that rate in such month, calculated based on the actual number of days elapsed in such month and a 360-day year, will equal the amount of interest that actually accrues on that Mortgage Loan in that month.

            "Workout Fee": The fee payable at the Workout Fee Rate to the Special Servicer with respect to each Corrected Mortgage Loan.

            "Workout Fee Rate": A fee with respect to a Corrected Mortgage Loan of 1.0% of each collection of interest (other than default interest) and principal (including Monthly Payments, Principal Prepayments, and Balloon Payments at the Loan Maturity Date), received on each Corrected Mortgage Loan for so long as it remains a Corrected Mortgage Loan.

                                                            SCHEDULE I

                                                     MORTGAGE LOAN SCHEDULE

                                           ICCMAC Multifamily and Commercial Trust 1999-1
                                                Collateralized Mortgage Bonds 1999-1

                                                                                         Original     Cut-Off
Loan Id       Property Address                          City             State  ZIP Code Balance      Date Balance
---------    -----------------------------------------  ---------------- ------ -------- ----------  ------------
1630010860    1029 S RECORD AVE                         LOS ANGELES        CA   90023    $175,000     $167,199
1650010884    9863 ALONDRA BLVD                         BELLFLOWER         CA   90706    $208,000     $188,994
1650010970    1514-1516 W MANCHESTER BLVD               LOS ANGELES        CA   90047    $189,200     $181,507
1650010992    4243-4247 BURNS AVE                       LOS ANGELES        CA   90029    $203,400     $194,572
1650011009    1137 E. 7TH ST.                           LONG BEACH         CA   90813    $185,000     $166,674
1650011176    127 N. CHICAGO STREET                     LOS ANGELES        CA   90033    $157,250     $152,792
1650011307    133-135 1/2 73RD STREET                   LOS ANGELES        CA   90003    $117,000     $111,636
1650011353    1537 PINE AVENUE                          LONG BEACH         CA   90813    $180,000     $174,363
1650012477    3926 DALTON AVENUE                        LOS ANGELES        CA   90062    $157,250     $154,248
1650012536    1746 HAUSER BLVD.                         LOS ANGELES        CA   90019    $166,500     $163,510
1650013002    240-244 WEST OLIVER STREET                LOS ANGELES        CA   90731    $106,250     $103,843
1650013105    437-441 1/2 WEST 4TH STREET               LONG BEACH         CA   90802    $116,400     $111,533
1650013429    4005 URSULA AVE                           LOS ANGELES        CA   90008    $322,150     $319,477
1650013432    4238 8TH AVE                              LOS ANGELES        CA   90008    $187,000     $185,446
1650013626    4506-4514 & 1/2 South Normandie Avenue    Los Angeles        CA   90037    $167,000     $165,782
1700010320    3860 WEST 139TH STREET                    HAWTHORNE          CA   90250    $115,500     $104,052
1700010420    5308 LANKERSHIM BLVD                      NORTH HOLLYWOOD    CA   91601    $85,000      $79,867
1700010464    7494-7501 SANTA MONICA BLVD               WEST HOLLYWOOD     CA   90046    $175,000     $167,605
1700010497    17326 WOODRUFF AVENUE                     BELLFLOWER         CA   90706    $350,000     $334,559
1720010854    5518-5530 LONG BEACH BLVD                 LONG BEACH         CA   90805    $230,000     $175,882
1720010996    10142-10142 1/2 RIVERSIDE DR              NORTH HOLLYWOOD    CA   91602    $195,000     $186,334
1720011304    2408-2416 SLAUSON AVENUE                  LOS ANGELES        CA   90043    $142,200     $138,624
1720012241    10300 PRAIRE AVENUE                       INGLEWOOD          CA   90303    $157,250     $152,564
1720012333    2314-2330 SOUTH VERMONT AVENUE            LOS ANGELES        CA   90007    $275,000     $269,675
1720012709    501 E. 23RD ST.                           LOS ANGELES        CA   90011    $208,250     $197,638
1720012974    118-118 1/2 NORTH MAIN STREET             LAKE ELSINORE      CA   92530    $71,600      $70,046
2700010913    8583 MELROSE AVENUE                       WEST HOLLYWOOD     CA   90069    $243,750     $237,088
3650011398    427 SOUTH BARRANCA AVE. #1-12             COVINA             CA   91723    $230,000     $129,894
3650011409    1042 THE STRAND                           HERMOSA BEACH      CA   90254    $240,000     $157,840
3650011416    5236 KESTER AVE.                          VAN NUYS           CA   91408    $180,000     $84,764
3650011424    1528 PROSPECT AVENUE                      SAN GABRIEL        CA   91776    $92,021      $11,255
3700011598    125 SOUTH MAIN                            FALLBROOK          CA   92028    $300,000     $262,759
3700011892    2155-2187 EAST HUNTINGTON DRIVE           DUARTE             CA   91010    $800,000     $576,797
3720011393    22200 MAIN STREET                         CARSON             CA   90540    $275,000     $57,421
3720011402    1848 SARATOGA AVENUE                      SAN JOSE           CA   95129    $300,000     $63,502
3720011403    240 G STREET                              DAVIS              CA   95616    $112,000     $42,335
3720011404    619 S. BROOKHURST ST                      ANAHEIM            CA   92804    $270,000     $89,935
3720011405    897 W. EL CAMINO REAL                     SUNNYMEAD          CA   94087    $125,000     $48,403
3720011427    3343-3345 STATE STREET                    SANTA BARBARA      CA   93102    $350,000     $68,080
3720011432    2509 & 2519 N. LAKE AVENUE                ALTADENA           CA   91107    $125,986     $103,887
3720011612    230  G  STREET                            DAVIS              CA   95617    $388,000     $148,012
3720011616    3117 EAST GARVEY AVENUE NORTH             WEST COVINA        CA   91790    $425,000     $10,175
21630011696   349 N. VECINO DRIVE                       COVINA             CA   91723    $199,500     $194,940
21630012785   526 S. UNION AVE                          Los Angeles        CA   90017    $269,000     $266,652
21630012904   6917 PLASKA AVENUE                        Huntington Park    CA   90255    $133,000     $130,965
21630012928   19136 SHERMAN WAY                         Reseda             CA   91335    $132,300     $120,176
21630012931   707-709 CRENSHAW BLVD.                    LOS ANGELES        CA   90005    $182,000     $178,547
21630012954   10220 S. BROADWAY                         Los Angeles        CA   90003    $156,500     $154,375
21630012959   1113-1119 PACIFIC AVE                     Long Beach         CA   90813    $126,225     $124,298
21630012960   950 NORTH ACACIA AVENUE                   Compton            CA   90220    $165,000     $162,215
21630012972   10227 SOUTH 10TH AVENUE                   INGLEWOOD          CA   90303    $145,000     $142,904
21630012973   10204 TUJUNGA CANYON BLVD.                Tujunga            CA   91042    $156,000     $153,774
21630012975   6889 LONG BEACH BLVD.                     Long Beach         CA   90805    $385,000     $379,772
21630012976   6867-6877 LONG BEACH BLVD.                Long Beach         CA   90805    $280,000     $276,197
21630012977   815 GREEN AVENUE                          Los Angeles        CA   90017    $180,320     $177,871
21630012990   1430 CHESTNUT AVE.                        Long Beach         CA   90813    $147,000     $145,004
21630012992   11720 RUNNYMEDE STREET                    North Hollywood    CA   91605    $686,000     $676,417
21630013010   3147-3155 EL SEGUNDO BLVD.                Lynwood            CA   90262    $620,000     $611,816
21630013027   2422 MALABAR STREET                       LOS ANGELES        CA   90033    $109,900     $108,354
21630013028   401-407 11TH AVENUE                       Greeley            CO   80631    $132,850     $131,018
21630013029   415 S. BOYLE AVE.                         Los Angeles        CA   90033    $221,000     $217,999
21630013030   3600-3602 BELL AVENE                      Bell               CA   90201    $156,000     $153,996
21630013032   12315 BURBANK BLVD.                       Los Angeles        CA   91607    $136,500     $134,547
21630013034   940 ARAPAHOE ST.                          Los Angeles        CA   90006    $385,000     $379,881
21630013037   2923-29 LIBERTY BLVD.                     SOUTH GATE         CA   90280    $152,750     $151,323
21630013045   13633 DOTY AVENE                          Hawthorne          CA   90250    $1,350,000   $1,331,398
21630013048   1617 E. 6TH ST.                           Long Beach         CA   90802    $221,250     $218,263
21630013050   430 GAVIOTA AVENUE                        Long Beach         CA   90802    $285,000     $281,153
21630013063   4906 AUGUST STREET                        Los Angeles        CA   90008    $260,000     $256,454
21630013064   21125 SATICOY ST                          Canoga Park        CA   91304    $711,000     $701,591
21630013068   6812-20 WOODMAN AVE                       VAN NUYS           CA   91405    $240,000     $236,974
21630013070   1040 OHIO AVENUE                          Long Beach         CA   90804    $213,000     $210,124
21630013071   612-620 1/2 SOUTH EASTERN AVENUE          Los Angeles        CA   90022    $168,000     $165,164
21630013090   4562-4574 E LESTER ST                     TUCSON             AZ   85712    $129,000     $127,349
21630013109   2919 CARMONA AVENUE                       Los Angeles        CA   90016    $146,250     $144,400
21630013111   131 MCCLELLAND STREET                     Salt Lake City     UT   84102    $130,000     $128,265
21630013137   318 E. LOUISE ST.                         Long Beach         CA   90805    $122,500     $119,638
21630013143   1365 NEWPORT AVENUE                       Long Beach         CA   90804    $210,000     $207,208
21630013149   1614 CHERRY AVE.                          Long Beach         CA   90804    $207,750     $205,066
21630013152   1520 LOCUST AVE.                          Long Beach         CA   90813    $100,750     $99,542
21630013164   219 N. AVENUE 51                          Los Angeles        CA   90042    $924,000     $911,366
21630013185   685 SOUTH CORONADO STREET                 Los Angeles        CA   90057    $219,000     $216,654
21630013186   9173 WOODMAN AVENUE                       Pacoima            CA   91331    $159,250     $157,455
21630013193   938 EAST 6TH STREET                       Long Beach         CA   90802    $165,000     $162,712
21630013195   3276 SOUTH POLK STREET                    Dallas             TX   75224    $178,750     $176,648
21630013204   1419 SOUTH TAMARIND AVENUE                Compton            CA   90220    $130,000     $122,433
21630013207   413 W. QUEEN ST.                          Inglewood          CA   90301    $155,400     $150,487
21630013216   1250 NORTH H STREET                       OXNARD             CA   93030    $600,000     $593,947
21630013217   3835 WISCONSIN STREET                     Los Angeles        CA   90037    $122,500     $121,036
21630013218   406 N. NORMANDIE AVENUE                   Los Angeles        CA   90004    $164,500     $149,496
21630013222   6122 MESA AVENUE                          Los Angeles        CA   90042    $77,000      $75,976
21630013241   4852 WEST AVENUE L-10                     Quartz Hill Area   CA   93536    $176,250     $174,143
21630013243   6525 NORTH FULTON AVENUE                  VAN NUYS           CA   91401    $224,700     $221,926
21630013246   2710 W. 141ST. PLACE                      Gardena            CA   90249    $157,750     $155,956
21630013256   10400-10404 S. CRENSHAW BLVD.             Inglewood          CA   90303    $297,500     $294,149
21630013258   6113 WEST FOUNTAIN AVENUE                 Los Angeles        CA   90028    $352,000     $348,035
21630013263   10029 SEPULVEDA BLVD                      MISSION HILLS      CA   91345    $120,000     $116,976
21630013265   6846 LAUREL CANYON BLVD.                  North Hollywood    CA   91605    $129,500     $125,118
21630013266   14931 ROSCOE BLVD                         VAN NUYS           CA   91402    $787,500     $778,629
21630013272   648 W 92ND ST                             LOS ANGELES        CA   90044    $288,750     $285,483
21630013273   732 W. 76TH STREET                        Los Angeles        CA   90044    $116,250     $114,860
21630013275   1140 S WESTMORELAND AVE                   Los Angeles        CA   90006    $136,500     $134,895
21630013276   169 S BURLINGTON AVE                      LOS ANGELES        CA   90057    $148,750     $146,519
21630013281   3577 SANBORN AVENUE                       Lynwood            CA   90262    $176,000     $173,986
21630013306   833-839 GAVIOTA AVENUE                    Long Beach         CA   90813    $324,100     $320,433
21630013307   1132  N. WILMINGTON BOULEVARD             Wilmington         CA   90744    $937,500     $927,258
21630013310   1812 S. BONNIE BRAE STREET                Los Angeles        CA   90006    $105,000     $103,812
21630013311   211 & 217 E. 24TH STREET                  Los Angeles        CA   90011    $236,250     $233,537
21630013320   1017 MYRTLE AVENUE                        Inglewood          CA   90301    $168,000     $166,133
21630013340   1518 N. SPURGEON STREET                   Santa Ana          CA   92701    $607,500     $600,363
21630013341   215 E. 15TH STREET                        Santa Ana          CA   92701    $1,822,500   $1,802,174
21630013345   12521 SATICOY STREET                      North Hollywood    CA   91605    $232,500     $230,018
21630013346   1354,1374,1378,1384,1388 & 1394 5TH AVE   Upland             CA   91786    $1,760,000   $1,741,045
21630013351   4210 VERDUGO ROAD                         Los Angeles        CA   90065    $175,000     $173,118
21630013353   607 E WALNUT ST                           SANTA ANA          CA   92701    $123,500     $122,356
21630013361   5316-28 MAYWOOD AVE & 3501-07 E 53RD ST   MAYWOOD            CA   90270    $172,000     $170,342
21630013367   2200 TOBERMAN ST                          LOS ANGELES        CA   90007    $126,000     $124,711
21630013374   5934 WOODMAN AVE                          VAN NUYS           CA   91401    $191,750     $189,796
21630013378   1445 SOUTH CLOVERDALE AVENUE              LOS ANGELES        CA   90019    $205,000     $203,014
21630013380   978 S HARVARD BLVD                        LOS ANGELES        CA   90006    $143,000     $125,253
21630013382   2202 W GLENROSA AVE                       PHOENIX            AZ   85015    $550,000     $544,322
21630013387   12444-12512 OXFORD AVE                    HAWTHORNE          CA   90250    $675,000     $667,276
21630013392   450 SOUTH WITMER STREET                   LOS ANGELES        CA   90017    $237,250     $235,238
21630013393   5705 CARLTON WAY                          LOS ANGELES        CA   90028    $259,000     $256,500
21630013404   1246 W 93RD ST                            LOS ANGELES        CA   90044    $142,500     $140,889
21630013415   2125 N 15TH ST                            PHOENIX            AZ   85006    $270,000     $267,338
21630013416   4169 WEST 1ST STREET                      LOS ANGELES        CA   90004    $150,500     $148,810
21630013418   1016 E BROADWAY                           GLENDALE           CA   91205    $1,431,000   $1,417,976
21630013422   916 S MANHATTAN PL                        LOS ANGELES        CA   90019    $525,000     $519,724
21630013423   11944 RUNNYMEDE ST                        NORTH HOLLYWOOD    CA   91605    $230,000     $227,688
21630013433   1868 GARDENIA AVE                         LONG BEACH         CA   90806    $125,650     $124,386
21630013434   942 MENLO AVE                             LOS ANGELES        CA   90006    $210,000     $207,886
21630013444   26829 HILLVIEW ST                         HIGHLAND           CA   92346    $160,000     $158,455
21630013445   3568 BUDLONG AVE                          LOS ANGELES        CA   90037    $107,250     $106,271
21630013448   7254 INDEPENDENCE AVE                     CANOGA PARK        CA   91303    $158,625     $157,026
21630013457   220-238 ROSELAKE AVE                      LOS ANGELES        CA   90026    $146,250     $144,835
21630013462   1377 W 112TH ST                           LOS ANGELES        CA   90044    $210,000     $207,248
21630013466   1601-1603 1/2 HAYWORTH AVENUE             LOS ANGELES        CA   90035    $115,000     $113,814
21630013467   978 S KENMORE AVE                         LOS ANGELES        CA   90006    $135,900     $134,527
21630013481   6837 FULTON AVE                           NORTH HOLLYWOOD    CA   91605    $131,250     $130,017
21630013482   9329 GLASGOW PL                           LOS ANGELES        CA   90045    $240,337     $237,998
21630013483   8633 & 8637 CEDROS AVE                    Panorama City      CA   91402    $241,500     $238,983
21630013492   421 MCDONALD AVENUE                       WILMINGTON         CA   90744    $163,125     $160,306
21630013497   7862 LANKERSHIM BLVD                      HIGHLAND           CA   92408    $707,000     $700,029
21630013499   225 W 43RD ST                             LOS ANGELES        CA   90037    $85,250      $84,527
21630013511   712 NAPLES DR                             Las Vegas          NV   89119    $275,000     $272,713
21630013513   1004-1084 BADEN AVENUE                    GROVER BEACH       CA   93433    $275,000     $272,036
21630013518   1131 14TH ST                              SANTA MONICA       CA   90403    $510,000     $504,952
21630013520   3808 AGNES AVE                            LYNWOOD            CA   90262    $161,250     $159,839
21630013523   1437-1443 WEST 105TH ST                   Los Angeles        CA   90047    $721,650     $677,545
21630013548   911-923 S LEONARD AVE                     Los Angeles        CA   90022    $140,000     $138,609
21630013550   4218 N 17TH ST                            Phoenix            AZ   85012    $113,750     $112,704
21630013551   310 N PARKMAN AVE                         Los Angeles        CA   90026    $353,500     $350,078
21630013553   1736 W MARINE AVE                         Gardena            CA   90247    $352,500     $349,070
21630013554   348-370 S BERENDO ST                      Los Angeles        CA   90020    $288,750     $285,956
21630013559   1929 ECHO PARK AVE                        Los Angeles        CA   90026    $250,000     $247,777
21630013560   904 E ACACIA AVE                          Glendale           CA   91205    $164,500     $162,995
21630013571   784 ROSE AVE                              Long Beach         CA   90813    $192,750     $190,875
21630013572   1119 DAWSON AVE                           Long Beach         CA   90804    $192,750     $190,875
21630013577   168 N AZUSA AVE                           Azuza              CA   91702    $165,000     $163,401
21630013580   6652 SYLMAR AVE                           Van Nuys           CA   91405    $202,500     $191,567
21630013582   19116 COLLINS ST                          Los Angeles        CA   91324    $210,000     $207,964
21630013595   1370-1390 W 2OTH ST                       Los Angeles        CA   90007    $280,000     $277,543
21630013598   4618-4624 E INYO AVE                      Fresno             CA   93727    $165,000     $162,600
21630013599   366-368 W PALMER AVE                      Glendale           CA   91204    $87,500      $86,655
21630013600   4165 W SLAUSON                            Los Angeles        CA   90043    $400,000     $396,295
21630013617   1919 & 1927 EAST CENTER ST                Anaheim            CA   92805    $2,050,000   $2,033,589
21630013619   427 FIRIMIN ST/ 426 N BIXEL ST            Los Angeles        CA   90026    $130,000     $128,803
21630013629   119 S BONNIE BRAE ST                      Los Angeles        CA   90057    $270,000     $267,798
21630013640   8974 CYPRESS AVE                          South Gate         CA   90280    $217,500     $215,529
21630013648   10422 ELDORA AVE                          LOS ANGELES        CA   91040    $245,000     $242,937
21630013651   3560 BRENTON AVE                          Lynwood            CA   90262    $161,250     $159,760
21630013652   12514, 12520, 12524 & 12530 OXNARD ST     North Hollywood    CA   91606    $600,000     $594,444
21630013659   914-920 S GRAMERCY DR                     Los Angeles        CA   90019    $405,000     $401,434
21630013663   846 W 80TH ST                             Los Angeles        CA   90044    $157,500     $130,942
21630013669   6857 FRANKLIN AVE                         Los Angeles        CA   90028    $386,250     $382,839
21630013670   13714-13716 KORNBLUM AVE                  HAWTHORNE          CA   90250    $652,500     $645,172
21630013675   3310 E RANSOM ST                          Long Beach         CA   90804    $112,500     $111,804
21630013677   123-125 S ALEXANDRIA AVE                  Los Angeles        CA   90004    $296,250     $293,610
21630013678   8145 LANGDON AVE                          Van Nuys           CA   91406    $500,000     $495,458
21630013683   3850 West 102nd Street                    Inglewood          CA   90304    $595,000     $588,208
21630013684   3700, 3710, 3720, 3730 KINGS ROW          RENO               NV   89503    $400,000     $396,995
21630013685   6928 RADFORD AVE                          North Hollywood    CA   91605    $186,750     $184,482
21630013689   1775 W 96TH ST                            Los Angeles        CA   90047    $120,000     $118,842
21630013691   926-932 South Fedora Street               Los Angeles        CA   90006    $303,600     $301,381
21630013704   3010 1/2-3016 ASBURY ST                   Los Angeles        CA   90065    $199,500     $197,869
21630013713   1411 E 61ST ST                            Los Angeles        CA   90001    $157,500     $156,212
21630013715   324-330 N INDIAN HILL BLVD.               CLAREMONT          CA   91711    $347,000     $343,476
21630013717   100 North Normandie Avenue                Los Angeles        CA   90004    $161,250     $158,668
21630013722   1061 St. Louis Avenue                     Long Beach         CA   90804    $187,500     $185,830
21630013724   239 S NORMANDIE                           Los Angeles        CA   90004    $307,500     $305,098
21630013741   717 WEST 80TH ST                          Los Angeles        CA   90044    $438,750     $434,968
21630013742   858 W 80TH ST                             Los Angeles        CA   90044    $255,000     $252,802
21630013768   1441 North Edison Blvd.                   Burbank            CA   91505    $390,500     $387,428
21630013779   13637 Cordary Avenue                      Hawthorne          CA   90250    $787,500     $782,764
21630013784   2002 Sunset Blvd.                         Los Angeles        CA   90026    $375,000     $372,068
21630013803   1309-1313 North Willowbrook Avenue        Compton            CA   90222    $233,000     $231,260
21630013830   6027 Makee Ave.                           Los angeles        CA   90001    $175,000     $173,777
21630013831   737-747 South Boyle Ave.                  Los Angeles        CA   90023    $189,000     $187,684
21630013841   1117 South Lake Street                    Burbank            CA   91504    $498,500     $495,020
21630013843   1712 Peyton Avenue                        Burbank            CA   91504    $435,500     $432,460
21630013845   2320 N Catalina Street                    Burbank            CA   91504    $376,000     $373,375
21630013848   4018 Monroe Street                        Los Angeles        CA   90029    $150,000     $148,951
21630013858   3532-3540 E 52nd Street                   Maywood            CA   90270    $252,800     $251,444
21630013873   854 E. Adams Blvd.                        Los Angeles        CA   90011    $325,000     $322,605
21630013874   11822 Vanowen Street & 6756 Hinds Avenue  Los Angeles        CA   91605    $191,250     $189,905
21630013884   20381 Broken Bow Rd.                      Apple Valley       CA   92307    $42,000      $41,705
21630013886   1070 Saint Louis Ave.                     Long Beach         CA   90804    $161,250     $160,148
21630013892   2162 Elm Avenue                           Long Beach         CA   90806    $176,250     $175,045
21630013902   409-419 E. Acacia St.                     Ontario            CA   91761    $225,000     $223,463
21630013903   3189 Euclid Avenue                        Lynwood            CA   90262    $776,250     $771,846
21630013919   1717 & 1721 N Spurgeon Street             Santa Ana          CA   92706    $924,000     $918,337
21630013935   824-828 South Glendale Ave.               Glendale           CA   91205    $419,187     $416,530
21630013953   170-172,174-176,178-180,200-202,204-206   Los Angeles        CA   90003    $91,488      $90,944
              E 65th Street
21630014004   1015 K Street                             Bakersfield        CA   93304    $155,000     $154,238
21630014015   6629-6635 Ajax Avenue                     Bell Gardens       CA   90201    $172,250     $171,316
21630014047   25816 President Avenue                    Harbor City        CA   90710    $142,500     $141,641
21650010908   3510 N BROADWAY                           LOS ANGELES        CA   90031    $180,000     $157,729
21650013155   5732 WARING AVE.                          LOS ANGELES        CA   90038    $146,400     $144,681
21650013662   4517 MAPLEWOOD AVE                        LOS ANGELES        CA   90004    $202,500     $200,773
21650013665   5615 KESTER AVE                           VAN NUYS           CA   91411    $172,500     $171,270
21650013693   401 MERLAYNE DR                           HENDERSON          NV   89015    $89,250      $88,323
21650013725   3846 South Grand Avenue                   Los Angeles        CA   90037    $157,500     $156,396
21650013750   4213 Live Oak Street                      Cudahy             CA   90201    $176,250     $172,736
21650013755   5433 Abbot Place                          Los Angeles        CA   90042    $220,350     $219,028
21650013794   7315 Independence Avenue                  Canoga Park        CA   91303    $550,000     $546,753
21650013796   21115 Saticoy Street                      Canoga Park        CA   91304    $550,000     $546,834
21650013808   5659 Halbrent Ave.                        Los Angeles        CA   91411    $117,500     $115,166
21650013837   1214 A-D  E Hellman St. & 760-66          Long Beach         CA   90813    $175,000     $174,106
              Orange Avenue
21650013846   1504 So. St. Andrews Pl.                  Los Angeles        CA   90016    $175,000     $174,000
21650013850   1307 & 1311 E. Peck Street                Compton            CA   90221    $162,000     $161,260
21650013857   4707 Rosemead Blvd.                       Pico Rivera        CA   90660    $177,500     $176,429
21650013864   5895-5909 3/4 Makee Ave.                  Los Angeles        CA   90001    $320,000     $318,491
21650013897   4217 Lockwood Avenue                      Los Angeles        CA   90029    $133,000     $132,118
21650013899   13715 Cordary Avenue                      Hawthorne          CA   90250    $1,713,250   $1,701,981
21650013904   11775 Culver Blvd.                        Los Angeles        CA   90066    $122,000     $118,698
21650013914   16850 Verdura Avenue                      Paramount          CA   90723    $210,000     $208,737
21650013918   645 N. New Hampshire Avenue               Los Angeles        CA   90004    $186,750     $185,709
21650013920   1516-1524 Owens & 929 Quincy              Bakersfield        CA   93305    $108,000     $107,488
21650013936   7631 Artesia Blvd.                        Buena Park         CA   90621    $143,500     $139,358
21650013951   3976 Illinois Street                      San Diego          CA   92104    $228,000     $219,931
21650013954   1647 W. 206th Street                      Los Angeles        CA   90501    $177,750     $176,877
21650013955   312 Margaret Avenue                       Los Angeles        CA   90022    $187,500     $184,890
21650013957   2024 N Commonwealth Avenue                Los Angeles        CA   90027    $310,375     $308,686
21650013960   817 Pine Street                           Santa Monica       CA   90405    $322,500     $320,756
21650013989   201 E. Leatrice Lane                      Anaheim            CA   92802    $255,555     $253,573
21650014006   1671 Patricia Avenue                      Simi Valley        CA   93065    $431,250     $428,727
21650014007   1115 Alameda Avenue                       Glendale           CA   91201    $435,000     $432,828
21650014011   1926 Chesnut Avenue                       Long Beach         CA   90806    $213,750     $212,746
21650014035   4269 Garthwaite                           Los Angeles        CA   90008    $176,500     $175,692
21650014039   2014 Chestnut Avenue                      Long Beach         CA   90806    $210,600     $209,583
21650014040   1970 Henderson Avenue                     Long Beach         CA   90806    $130,000     $129,372
21650014057   4533 West 17th Street                     Los Angeles        CA   90019    $172,500     $171,667
21650014068   554 West 8th Street                       Los Angeles        CA   90731    $231,000     $229,884
21650014075   336 South Serrano Avenue                  Los Angeles        CA   90020    $217,000     $215,952
21700011060   7042-48 SOPHIA ST.                        Van Nuys           CA   91413    $250,000     $245,063
21700011525   1668-1676 E. WASHINGTON BLVD.             PASADENA           CA   91104    $450,000     $442,111
21700011808   830 W. WILLOW AVE.                        Long Beach         CA   90806    $42,000      $41,372
21700012620   18525 SHERMAN WAY                         Reseda             CA   91335    $291,000     $288,045
21700012962   1670 HILLHURST AVE.                       Los Angeles        CA   90027    $455,000     $449,136
21700013016   807 W. GRAND BLVD                         CORONA             CA   91720    $220,000     $217,385
21700013106   8800-8920 LIMONITE AVE                    Riverside          CA   92509    $2,915,000   $2,879,410
21700013110   1401 S. ARVILLE ST.                       Las Vegas          NV   89102    $700,000     $692,304
21700013115   4615 SAN FERNANDO RD                      GLENDALE           CA   91204    $110,000     $109,062
21700013118   321 AND 323 MAIN ST.                      El Segundo         CA   90245    $200,000     $197,732
21700013121   1440 E. 17TH STREET                       Los Angeles        CA   90021    $150,000     $148,613
21700013124   1401 W. 3RD STREET                        Los Angeles        CA   90017    $201,000     $199,142
21700013146   14760 VENTURA BLVD.                       Sherman Oaks       CA   91403    $663,600     $655,711
21700013167   1180-1182 1/2 EAST VERNON AVENUE          Los Angeles        CA   90011    $90,000      $89,261
21700013168   1439 W. JEFFERSON BLVD.                   Los Angeles        CA   90007    $122,000     $120,998
21700013171   146,150,168, & 170 EAST BONITA AVENUE     San Dimas          CA   91773    $420,000     $415,544
21700013200   4864-4868 MELROSE AVE.                    Los Angeles        CA   90029    $175,500     $173,835
21700013234   288 NORTH IRONWOOD DRIVE                  Apache Junction    AZ   85220    $461,500     $455,450
21700013237   402 N. MONTGOMERY                         Ojai               CA   93023    $135,000     $133,640
21700013240   3517, 3515 & 3518 SOUTH CEDAR ST.         TACOMA             WA   98411    $86,000      $26,279
21700013249   5933-5939 MONTEREY ROAD                   Los Angeles        CA   90042    $253,500     $251,210
21700013288   4121 PENNSYLVANIA AVE                     La Crescenta       CA   91214    $320,000     $316,848
21700013354   1133 CRENSHAW BLVD                        LOS ANGELES        CA   90019    $150,000     $148,666
21700013355   1135-1137 CRENSHAW BOULEVARD              LOS ANGELES        CA   90019    $183,000     $181,372
21700013370   5462 2ND ST                               IRWINDALE          CA   91706    $222,500     $220,068
21700013402   4061 TWEEDY BOULEVARD                     SOUTH GATE         CA   90280    $78,000      $77,137
21700013442   7342 ORANGE THORPE AVE                    BUENA PARK         CA   90621    $800,000     $791,909
21700013532   22102 CLARENDON ST                        Woodland Hills     CA   91367    $225,000     $223,149
21700013546   2321 S HOOPER                             Los Angeles        CA   90011    $97,800      $97,113
21700013562   408 S BEACH BLVD                          Anaheim            CA   92804    $1,110,000   $886,756
21700013603   1043 STUART ST                            Lafayette          CA   94549    $500,000     $495,549
21700013610   1200-1228 S GREENWOOD AVE                 Montebello         CA   90640    $1,050,000   $1,040,150
21700013621   7714 FOUNTAIN AVE                         West Hollywood     CA   90046    $133,250     $132,309
21700013641   23277 VENTURA BLVD                        Woodland Hills     CA   91364    $98,000      $97,206
21700013687   11924-48 WASHINGTON BLVD. And 11925       Los Angeles        CA   90066    $1,231,500   $1,217,711
              Louise Ave
21700013701   18220 SHERMAN WAY                         Reseda             CA   91335    $1,600,000   $1,582,792
21700013709   1505 South Glendale Avenue                Glendale           CA   91205    $136,500     $135,494
21700013840   4061 W Charleston Blvd.                   Las Vegas          NV   89102    $270,000     $268,492
21700013847   2601-2609 W Martin Luther King Jr. Bl.    Los Angeles        CA   90008    $164,500     $163,427
21700014008   8823 Ocean View Avenue                    Whittier           CA   90605    $311,250     $309,545
21700031791   1542,1544 & 1546 East Anaheim Street      Long Beach         CA   90813    $315,000     $304,816
21720013703   124 S GLENDALE AVE                        Glendale           CA   91205    $285,600     $282,817
21720013721   1460 Bellflower Boulevard                 Bellflower         CA   90706    $370,000     $367,571
21720013759   7485,89 & 95 El Camino Real               Atascadero         CA   93422    $600,000     $594,507
21720013781   9606 State Street                         South Gate         CA   90280    $104,000     $103,413
21720013798   7112-16 Melrose Avenue                    Los Angeles        CA   90046    $190,200     $187,775
21720013804   1001 S. Arrowhead                         San Bernadino      CA   92408    $825,000     $820,414
21720013824   1021 Grandview Ave.                       Glendale           CA   91201    $1,300,000   $1,291,073
21720013849   2115-2121 University Ave.                 Riverside          CA   92507    $170,000     $169,154
21720013885   20502-20540 E. Arrow Highway              Covina             CA   91724    $1,950,000   $1,938,101
21720013915   11739 Ventura Blvd.                       Los Angeles        CA   91604    $297,500     $296,089
21720013916   8618 Sepulveda Blvd.                      North Hills        CA   91343    $265,000     $263,925
21720013930   7174 Melrose Avenue                       Los Angeles        CA   90046    $354,000     $352,139
21720013938   6020-6042 S. Santa Fe Avenue/2401-2409    Huntington Park    CA   90255    $662,557     $658,893
              Randolph Street
21720013969   801-853 W. Palmdale Blvd.                 Palmdale           CA   93551    $1,700,000   $1,657,068
21720013983   343 E. Plamdale Blvd.                     Palmdale           CA   93550    $257,000     $255,802
21720013986   614 Ford Blvd/4532 & 4540 Floral Dr &     Los Angeles        CA   90022    $300,000     $298,829
              4521 Fischer St.
21720014013   674 W. Arrow Highway                      San Dimas          CA   91773    $900,000     $896,434
21720014037   2500-2515 Santa Monica Boulevard          Santa Monica       CA   90404    $1,387,500   $1,380,813
21720014042   15501-15505 South Vermont Avenue          Gardena            CA   90247    $305,000     $303,740
22330013086   201 W PASADENA AVE                        PHOENIX            AZ   85013    $448,000     $443,673
22600013301   4888 JESSIE AVE                           LA MESA            CA   91941    $437,500     $420,778
22630011247   17717 SCHERZINGER LN                      Santa Clarita      CA   91351    $319,000     $311,587
22630012540   1334 PETERSON AVE                         LONG BEACH         CA   90813    $153,300     $151,361
22630012726   1220-1230 CEDAR AVENUE                    Long Beach         CA   90813    $110,500     $108,987
22630012924   927 MAGNOLIA AVENUE                       Long Beach         CA   90813    $252,000     $248,528
22630012947   306 EASTMINISTER COURT                    HENDERSON          NV   89015    $110,500     $109,050
22630012948   303 EASTMINISTER COURT                    HENDERSON          NV   89015    $110,500     $109,050
22630012953   319 WEST ATLANTIC AVENUE                  HENDERSON          NV   89015    $162,500     $160,368
22630012988   5510 N. 35TH AVENUE                       PHOENIX            AZ   85022    $497,000     $491,479
22630012995   2025 S SHENANDOAH ST                      LOS ANGELES        CA   90034    $195,000     $192,352
22630013004   1 EAST NAVAJO ROAD                        Tuscon             AZ   85705    $215,000     $212,844
22630013012   1839 WEST NEIGHBORS AVENUE                Anaheim            CA   92801    $211,500     $208,701
22630013060   1333 EAST CAMPBELL AVENUE                 Phoenix            AZ   85014    $85,000      $83,940
22630013082   1502 W. 204TH STREET                      Los Angeles        CA   90501    $301,500     $297,686
22630013128   15138-15144 GUNDRY AVENUE                 Paramount          CA   90723    $178,750     $169,537
22630013130   425 E BROWN RD                            MESA               AZ   85201    $660,000     $651,650
22630013131   3125 NORTH 37TH STREET                    Phoenix            AZ   85018    $262,500     $259,179
22630013140   5023-5031 BAKMAN AVENUE                   North Hollywood    CA   91601    $360,000     $355,306
22630013159   337 NORTH MCDONALD AVENUE                 Wilmington         CA   90744    $127,050     $125,772
22630013177   3269-3275 1/2 BRAMSON PLACE               San Diego          CA   92104    $84,000      $82,993
22630013192   1182-1184 3/4 E. 52ND STREET              Los Angeles        CA   90011    $126,000     $124,563
22630013209   2716 VIA PASEO                            Montebello         CA   90640    $161,000     $159,070
22630013215   11031-11037 LOUISE AVENUE                 Lynwood            CA   90262    $410,000     $399,476
22630013219   3028 NORTH GERONIMO                       Tuscon             AZ   85705    $240,000     $237,123
22630013253   10246 NORTH 7TH AVENUE                    Phoenix            AZ   85020    $100,750     $99,604
22630013257   9644-9648 N. 10TH AVENUE                  Phoenix            AZ   85020    $165,000     $163,123
22630013261   3250-54 W 9TH ST                          LOS ANGELES        CA   90006    $140,000     $138,532
22630013279   4313 NORMAL AVENUE                        Los Angeles        CA   90029    $300,000     $296,774
22630013284   401 NORTH D STREET                        Eloy               AZ   85231    $210,000     $207,486
22630013285   5502 NORTH 27TH AVENUE                    Phoenix            AZ   85017    $442,000     $437,132
22630013312   223-227 1/2 SOUTH AVENUE 20               Los Angeles        CA   90031    $151,125     $149,512
22630013326   2208,2212,2216 VIA CORONA                 Montebello         CA   90640    $365,000     $361,104
22630013344   760 PLYMOUTH DR N                         KEIZER             OR   97303    $1,015,000   $1,005,732
22630013359   173 WEST STATE STREET                     EL CENTRO          CA   92243    $104,000     $103,004
22630013369   6802-6850 N 44TH AVE                      GLENDALE           AZ   95301    $260,000     $257,510
22630013398   9003-9013 DUDLEXT AVE                     SOUTH GATE         CA   90280    $130,200     $128,907
22630013399   1952 JUNIPERO AVENUE                      SIGNAL HILL        CA   90806    $204,750     $202,743
22630013417   3147 W OLYVE                              FRESNO             CA   93722    $300,000     $287,070
22630013430   1101 WEST G STREET                        SAN BERNARDINO     CA   92410    $119,000     $117,848
22630013435   1415 W 224TH ST                           TORRANCE           CA   90501    $432,000     $427,303
22630013441   16627 NORTH 25TH STREET                   PHOENIX            AZ   85032    $395,500     $392,554
22630013486   1975 PARSONS ST                           COSTA MESA         CA   92627    $265,000     $240,213
22630013501   2735 LINCOLN PARK AVE                     LOS ANGELES        CA   90031    $246,750     $244,203
22630013502   740 W UNIVERSITY                          Tempe              AZ   85281    $1,275,000   $1,260,435
22630013540   5200 EAST MAIN ST                         Mesa               AZ   85205    $1,035,000   $1,027,302
22630013543   1702 SHERMAN PLACE                        Long Beach         CA   90804    $140,000     $138,848
22630013544   846 NEPTUNE AVE                           Los Angeles        CA   90744    $250,000     $241,598
22630013564   4505-4509 MAPLEWOOD AVE                   Los Angeles        CA   90004    $442,500     $438,591
22630013566   15398 BEAR VALLEY OUTER HIGHWAY           Victorville        CA   92392    $100,000     $98,200
22630013567   3270 MONETTE PLACE                        Los Angeles        CA   90006    $120,000     $118,893
22630013585   12275 16TH ST                             Yucaipa            CA   92399    $105,000     $104,151
22630013607   25407-25422 ULYSSES COURT                 San Bernardino     CA   92405    $100,000     $94,222
22630013608   479 E RICHLAND ST                         UPLAND             CA   91786    $378,750     $375,243
22630013611   2902 E FILMORE ST                         PHOENIX            AZ   85008    $995,000     $985,364
22630013636   3307 MAPLE AVE                            Los Angeles        CA   90011    $172,500     $171,280
22630013637   138 SOUTH BERENDO AVE                     Los Angeles        CA   90004    $250,000     $246,818
22630013650   12112 S. VERMONT                          Los Angeles        CA   90044    $217,500     $215,565
22630013658   5110-5118 & 5028 EDMONSTON RD             Hyatsville         MD   20781    $930,000     $921,802
22630013679   6154 MISSION BLVD                         Riverside          CA   92509    $300,000     $297,465
22630013680   6620 HAZELTINE AVE                        Van Nuys           CA   91405    $379,000     $375,959
22630013740   1514 South Orange Grove Avenue            Los Angeles        CA   90019    $193,200     $191,973
22630013745   4232 46th Street                          San Diego          CA   92115    $169,000     $167,637
22630013746   4561 Adobe Road                           29 Palms           CA   92277    $150,000     $149,165
22630013780   1717 S. Burlington Avenue                 Los Angeles        CA   90006    $172,500     $171,229
22630013786   673 Palm Avenue                           Beaumont           CA   92223    $80,250      $79,603
22630013787   4069 Idaho Street                         San Diego          CA   92104    $243,000     $241,285
22630013800   133-135-137 Baker Street                  San Francisco      CA   94117    $350,000     $347,619
22630013819   15341 & 13549 Van Buren &  15352 & 15362  Midway City        CA   92655    $60,000      $58,543
              Jackson Street
22630013820   6419 Brynhurst Avenue                     Los Angeles        CA   90043    $273,000     $271,166
22630013822   13111 Vanowen Street                      Los Angeles        CA   91605    $412,500     $408,904
22630013862   1711 Coronado Avenue                      Long Beach         CA   90804    $202,500     $200,782
22630013863   731 Irolo Street                          Los Angeles        CA   90005    $175,000     $173,771
22630013868   1412 El Centro Avenue                     El Centro          CA   92243    $91,000      $90,467
22630013906   8101 Langdon Avenue                       Los Angeles        CA   91406    $2,137,500   $2,125,166
22630013961   1047 Myrtle Avenue                        Long Beach         CA   90813    $195,000     $193,736
22630014022   6340 Lankershim Blvd.                     Los Angeles        CA   91606    $2,250,000   $2,239,968
22650012504   5820 W. CLAREMONT                         GLENDALE           AZ   85301    $471,250     $464,420
22650013376   635 N 4TH AVE                             PHOENIX            AZ   88003    $162,000     $160,741
22650013400   232-240 S AVENUE 19                       LOS ANGELES        CA   90031    $123,000     $121,868
22650013431   21151 GOLDEN HILLS BOULEVARD              TEHACHAPI          CA   93561    $115,000     $113,770
22650013459   13063 5TH ST                              YUCAIPA            CA   92399    $875,000     $863,900
22650013565   1004 FRENCH ST                            Santa Ana          CA   92701    $168,000     $166,774
22650013568   2344 W DEVONSHIRE AVE                     Phoenix            AZ   85015    $260,000     $250,346
22650013606   1076-1082 WEST 30TH ST                    Los Angeles        CA   90007    $1,400,000   $1,383,833
22650013613   1810 32ND PLACE NE                        Salem              OR   97303    $817,500     $811,178
22650013614   3294 SUNNYVIEW RD NE                      Salem              OR   97303    $281,250     $279,075
22650013615   406 E 9TH STREET                          Newberg            OR   97132    $656,250     $651,175
22650013747   61 South Main Street                      Midvale            UT   84047    $425,000     $421,949
22650013748   59 West Center Street                     Midvale            UT   84047    $800,000     $794,258
22650013761   3116 Carlyle Street                       Los Angeles        CA   90065    $191,250     $189,962
22650013818   2100 8th Avenue                           Los Angeles        CA   90018    $140,000     $139,131
22650013869   200-230 N. Shannon Road                   Tuscon             AZ   85745    $320,000     $318,107
22650013871   425-429 W Rosewood Avenue                 Orange             CA   92866    $311,250     $309,163
22650013881   420 S. Sherman Street                     Olympia            WA   98502    $2,450,000   $2,436,937
22650013893   1224 W 11th Street                        Pomona             CA   91766    $280,000     $277,744
22650013894   1615-1621 N Harvard Blvd                  Los Angeles        CA   90027    $371,300     $368,877
22650013905   2839 Francis Avenue                       Los Angeles        CA   90005    $240,000     $238,016
22650013928   12119 Ferris Road                         El Monte           CA   91732    $156,100     $155,275
22650013929   417 E. Palm Avenue                        Burbank            CA   91504   $244,300     $243,237
22650013964   501-585 S. Palm Avenue                    Hemet              CA   92543    $251,250     $249,957
22650013971   3232,3238,3302,& 3308 N. 6th Street       Scottsdale         AZ   85251    $322,500     $320,854
22650013972   7902 Milton Avenue                        Whittier           CA   90602    $206,500     $205,434
22650013994   1802 N. 40th Street                       Phoenix            AZ   85008    $82,500      $82,127
22650014019   851 169th Street                          Los Angeles        CA   90247    $172,500     $171,748
22650014021   908 E Turney                              Phoenix            AZ   85018    $42,750      $42,582
22650014028   921 Locust Ave.                           Long Beach         CA   90813    $164,500     $163,745
22650014031   12360 - 12364 Magnolia Boulevard          Valley Village     CA   91607    $317,000     $315,469
                                                        Area
22650014061   4528 Carlisle Boulevard NE                Alburquerque       NM   87109    $2,000,000   $1,989,315
22700012966   1013-1021 N. 21ST AVENUE                  PHOENIX            AZ   85009    $140,000     $138,072
22700012989   528-532 SOUTH LAKE AVENUE                 Pasadena           CA   91101    $430,000     $421,465
22700012996   174 & 180 E. MAIN ST.                     Tustin             CA   92780    $600,000     $592,103
22700013041   16331 LAKESHORE DR                        LAKE ELSINORE      CA   92530    $197,400     $195,510
22700013058   1601 CARMEN DRIVE                         Camarillo          CA   93010    $650,000     $639,812
22700013129   1921 24TH STREET                          Bakersfield        CA   93301    $385,000     $379,885
22700013178   111 AVENIDA PALIZADA                      San Clemente       CA   92672    $800,000     $778,775
22700013210   125 23RD STREET                           Newport Beach      CA   92663    $123,000     $121,833
22700013233   3910 NORTH LONG BEACH BOULEVARD           Long Beach         CA   90806    $1,250,000   $1,214,397
22700013350   824-834 E CALIFORNIA BLVD                 PASADENA           CA   91106    $250,000     $238,147
22700013377   3614 N 15TH AVE                           PHOENIX            AZ   85015    $68,000      $67,430
22700013401   8255 E RAINTREE DR                        SCOTTSDALE         AZ   85260    $900,000     $891,121
22700013425   4375 - 4379 GAGE AVENUE                   BELL               CA   90201    $262,500     $259,895
22700013443   12841 VALLEY VIEW AVE                     LA MIRADA          CA   90638    $850,000     $830,174
22700013470   3000-3020 W LINCOLN AVE                   ANAHEIM            CA   92801    $940,000     $864,419
22700013494   323 S DATE AVE                            Alhambra           CA   91803    $176,000     $174,428
22700013498   3404-3410 W 75TH ST & 7501-07 & 1/2 S.    Los Angeles        CA   90043    $123,500     $122,477
              CRENSHAW BLVD
22700013507   2727 SOUTH SHANNON STREET                 SANTA ANA          CA   92704    $350,000     $346,398
22700013521   270-272 REDONDO AVE                       LONG BEACH         CA   90803    $120,000     $119,088
22700013570   16336 ARROW HWY                           Irwindale          CA   91706    $250,000     $248,494
22700013584   16701 BELLFLOWER BLVD                     Bellflower         CA   90706    $162,000     $160,628
22700013594   4845-4861 FOUNTAIN AVE                    Los Angeles        CA   90029    $440,000     $434,804
22700013638   986 17TH ST                               Costa Mesa         CA   92627    $291,000     $289,259
22700013666   12424 & 12426 PHILADELPHIA ST             Whittier           CA   90601    $149,500     $148,436
22700013760   230 North Orange Avenue                   Brea               CA   92821    $600,000     $593,507
22720013616   505 S PEPPER AVE                          San Bernardino     CA   92410    $406,250     $401,878
22720013681   124-140 E ARROW HIGHWAY                   Covina             CA   91722    $285,000     $265,379
22720013706   1093-1095 AVIATION BLVD                   Hermosa Beach      CA   90254    $135,000     $133,606
22720013764   3909 - 3917 East Anaheim Avenue           Long Beach         CA   90815    $145,000     $142,738
22720013776   15239-15261 Parthenia Street              Los Angeles        CA   91343    $450,000     $447,487
22720013778   9421-9441 West Sam Houston Parkway        Houston            TX   77036    $1,275,000   $1,262,829
22720013852   160 Centennial Way                        Tustin             CA   92680    $354,450     $352,394
22720013870   1701-1709 S Gaffey & 703-707 W 17th       San Pedro          CA   90731    $280,000     $278,584
              Street
22720013912   6767 Sunset Blvd.                         Los Angeles        CA   90028    $2,500,000   $2,484,997
22720013925   4350 Highway 95                           Fort Mojave        AZ   86427    $110,000     $108,460
22720013942   13821 N 35th Drive                        Phoenix            AZ   85023    $320,250     $317,569
22720013967   12321 Carson Street                       Los Angeles        CA   90716    $648,750     $645,037
22720013974   27072 Burbank                             Foothill Ranch     CA   92610    $249,849     $248,559
22720014020   4501-4507 Artersia Blvd.                  Lawndale           CA   90260    $675,000     $671,981
23600013293   33 W LOWER BUCKEYE RD                     AVONDALE           AZ   85323    $1,500,000   $1,484,415
23630013006   3721 LINCOLN AVENUE                       Oakland            CA   94602    $130,000     $128,241
23630013021   1053, 1057, 1059 GLENWOOD WAY             South Lake Tahoe   CA   96150    $488,000     $481,095
23630013047   40 OAK COURT                              Danville           CA   94526    $530,000     $523,032
23630013061   5008 APPLEBLOSSOM DRIVE                   Bakersfield        CA   93309    $206,000     $202,860
23630013076   3705 MORSE AVENUE                         Sacramento         CA   95821    $95,000      $93,780
23630013103   1333-1335 SOUTH VAN NESS AVENUE           SAN FRANCISCO      CA   94110    $217,000     $214,547
23630013147   2001 AND 2023 BROADWAY AND RUMRILL        San Pablo          CA   94806    $695,000     $684,832
23630013287   200 EAST IVANHOE                          CHANDLER           AZ   85225    $1,150,000   $1,136,623
23630013300   1613 6TH STREET                           BERKELEY           CA   94710    $240,000     $219,564
23630013315   2327-2329 MISSION STREET                  San Francisco      CA   94117    $500,000     $491,976
23630013337   1624 P ST                                 SACRAMENTO         CA   95814    $140,000     $138,597
23630013461   4242 CAMPUS AVE                           SAN DIEGO          CA   92103    $185,000     $182,792
23630013487   14755 ARMSTRONG WOODS RD                  Guerneville        CA   95446    $213,000     $207,227
23630013500   3060 PORTER ST                            SOQUEL             CA   95073    $620,000     $511,247
23630013514   15207 DICKENS ST                          Los Angeles        CA   91403    $155,000     $153,452
23630013519   100 E OAK ST                              Lodi               CA   95240    $260,000     $257,672
23630013574   928 BLACK DIAMOND ST`                     Pittsburg          CA   94565    $156,000     $154,680
23630013575   45 W 10TH ST                              Pittsburg          CA   94565    $156,000     $154,683
23630013609   646 16TH ST                               Oakland            CA   94612    $365,000     $362,070
23630013645   8701 HILLSIDE ST                          Oakland            CA   94605    $1,387,500   $1,373,565
23630013647   1672-1696 EAST AVE                        Hayward            CA   94541    $600,000     $595,042
23630013716   3209-3211-3213-3215 Filbert Street        Oakland            CA   94607    $185,000     $184,036
23630013772   727-731 Florida Street                    San Francisco      CA   94110    $564,000     $560,169
23630013793   136 E. 12th Street                        Oakland            CA   94606    $1,200,000   $1,189,827
23630014003   1725-1729 Seminary Avenue                 Oakland            CA   94603    $620,000     $616,467
23650013428   15510-70 MAUBERT AVE                      SAN LEANDRO        CA   94578    $290,000     $287,822
23650013775   738 6th Avenue                            San Francisco      CA   94118    $220,000     $218,600
23650013975   4345 Rilea Way                            Oakland            CA   94605    $371,200     $368,573
23650013984   306 Cliff Street                          Santa Cruz         CA   95060    $486,500     $484,155
23650014053   3161 Cadillac Drive                       San Jose           CA   95117    $450,000     $447,719
23650014065   1060-1064 Fell Street                     San Francisco      CA   94117    $395,000     $392,913
23700013018   1001 10TH STREET                          MODESTO            CA   95354    $200,000     $193,363
23700013093   1428-1432 FRANKLIN STREET                 Oakland            CA   94612    $336,000     $326,874
23700013188   8805 ELK GROVE BOULEVARD                  Elk Grove          CA   95624    $412,000     $407,565
23700013299   535, 537 AND 539 MAIN STREET              Half Moon Bay      CA   94019    $190,000     $188,155
23700013325   1411-1415 W. EL CAMINO REAL               Mountain View      CA   94040    $500,000     $494,411
23700013365   1700 PORTER WAY                           STOCKTON           CA   95207    $500,000     $495,353
23700013372   300 EAST CAMELBACK ROAD                   PHOENIX            AZ   85012    $550,000     $525,745
23700013405   3171 GURNEVILLE RD                        SANTA ROSA         CA   95406    $570,000     $555,425
23700013493   659-665 VALENCIA STREET                   SAN FRANCISCO      CA   94121    $814,000     $803,255
23700013557   2051 UNIVERSITY AVE                       Berkeley           CA   94704    $500,000     $495,772
23700013558   1804-1816 EUCLID AVE                      Berkeley           CA   94709    $720,000     $713,394
23700013583   870 OLD COUNTRY RD                        Belmont            CA   94002    $175,000     $172,679
23700013590   1313-1317 MASON ST                        SAN FRANCISCO      CA   94133    $400,000     $395,207
23700013593   14154 SKYWAY                              Magalia            CA   95954    $178,750     $177,490
23700013605   3510 MAIN ST                              Oakley             CA   94561    $125,000     $120,409
23700013660   1749, 51, 55 & 57 BROADWAY ST             Oakland            CA   94612    $835,000     $828,218
23700013661   819 North Pacific Avenue                  Glendale           CA   91201    $250,000     $245,634
23700013672   1950 MARTIN LUTHER KING JR WAY            Berkeley           CA   94703    $1,150,000   $1,141,415
23700013727   640 N. San Joaquin Street                 Stockton           CA   95203    $660,000     $655,830
23700013731   17415 Monterey Road                       Morgan Hill        CA   95037    $900,000     $893,432
23700013749   619 West Charter Way                      Stockton           CA   95206    $193,500     $190,171
23700013860   19500 Monterey Road                       Morgan Hill        CA   95073    $385,000     $373,120
23700013952   4223-4227 Telegraph Avenue                Oakland            CA   94609    $160,000     $158,517
23700014062   218 I Street                              Antioch            CA   94509    $189,000     $187,920
23720013321   2089 SOUTH BASCOM AVENUE                  CAMPBELL           CA   95008    $1,025,000   $1,011,195
23720013531   350 COLLEGE AVE                           Santa Rosa         CA   95401    $350,000     $345,615
23720013547   150 CARNATION DR                          Watsonville        CA   95076    $570,500     $563,587
23720013695   3603-07 SACRAMENTO & 405-23 LOCUST ST     San Francisco      CA   94115    $1,320,000   $1,304,020
23720013754   2501-2599 8th Street                      Berkeley           CA   94710    $1,475,000   $1,459,193
23720013875   3430 Lake Tahoe Blvd                      South Lake Tahoe   CA   96150    $500,000     $496,018
23720013882   7505 Tam O Shanter Drive                  Stockton           CA   95210    $187,000     $184,543
23720013890   1280 17th Avenue                          Santa Cruz         CA   95062    $635,000     $629,259
23720013898   1550 South Winchester Blvd.               Campbell           CA   95008    $475,000     $471,596
23720013911   2063 Pacheco Street                       Concord            CA   94520    $178,500     $176,714
23720013987   551-559 Haight Street                     San Francisco      CA   94117    $850,000     $846,027
23720014000   3919-3925 4th Avenue                      San Diego          CA   92103    $731,250     $725,225
23720014045   1525 Park Street                          Alameda            CA   94501    $221,000     $219,994
23720014054   709-711 Fillmore Street                   San Francisco      CA   94117    $435,000     $432,701
24330013113   912-914 COUNTRY CLUB AVE                  CHEYENNE           WY   82001    $285,000     $274,681
24630011333   1608-1610 BOULDER ST. & 2559 16TH S       DENVER             CO   80211    $292,500     $285,561
24630012999   1560 VINE STREET                          Denver             CO   80206    $140,000     $138,164
24630013005   570 SOUTH FAIRFAX STREET                  GLENDALE           CO   80222    $280,000     $271,956
24630013013   1823 NORTH NEVADA AVENUE                  Colorado Springs   CO   80907    $189,875     $187,312
24630013020   172 SOUTH CLARKSON STREET                 Denver             CO   80209    $260,000     $256,195
24630013085   215 EAST FIRST AVENUE                     Mesa               AZ   85210    $280,000     $275,948
24630013108   8774-8784 WEST 46TH AVENUE                Wheat Ridge        CO   80001    $200,000     $197,243
24630013117   316 WEST ROOSEVELT STREET                 Phoenix            AZ   85003    $220,000     $217,131
24630013133   1144-48 DOWNING STREET                    Denver             CO   80218    $134,000     $104,226
24630013139   4509-20-24 LAFAYETTE/4540-44 NICHOL       Omaha              NE   68132    $400,000     $394,940
24630013148   1285 CLARKSON STREET                      Denver             CO   80218    $497,000     $490,392
24630013190   594-598 SOUTH LINCOLN STREET              Denver             CO   80209    $378,000     $373,332
24630013196   510 EAST 8TH STREET                       Dallas             TX   75203    $245,000     $236,801
24630013208   1734 & 1738 SOUTH COLLEGE STREET          Tempe              AZ   85281    $93,210      $92,092
24630013214   4948-50 & 5017-31 GASTON AVENUE           Dallas             TX   75214    $287,500     $283,800
24630013235   2615 & 2619 LIGARDE STREET                Laredo             TX   78043    $229,800     $217,687
24630013251   1810-1814 WEST CAROL AVENUE               Phoenix            AZ   85020    $75,000      $74,118
24630013270   4215 EAST FAIRMOUNT STREET                Tuscon             AZ   85712    $236,250     $232,782
24630013302   3,4,5,6,7,8 WESTWAY CIRCLE                Montgomery         TX   77356    $120,000     $118,760
24630013304   1680 BEELER STREET                        Aurora             CO   80010    $386,250     $381,880
24630013313   4928 LIVE OAK ST                          DALLAS             TX   75246    $192,500     $190,529
24630013332   1690 YARROW STREET                        Lakewood           CO   80215    $157,500     $155,819
24630013333   12 SHERMAN STREET                         Denver             CO   80203    $240,500     $186,779
24630013352   806 EAST CAROL AVENUE                     Phoenix            AZ   85020    $390,000     $385,669
24630013371   1233 N 35TH ST                            PHOENIX            AZ   85008    $562,500     $556,806
24630013385   2269 WEST OAK STREET                      DENTON             TX   76201    $412,500     $405,316
24630013394   3666 S PEARL ST                           ENGLEWOOD          CO   80110    $339,500     $335,847
24630013411   1718-1732 6TH AVE                         MESA               AZ   85204    $158,000     $153,681
24630013436   2313 EMPORIA ST                           AURORA             CO   80010    $120,000     $118,747
24630013479   815 SHERMAN ST                            DENVER             CO   80203    $468,750     $463,870
24630013489   5425 GASTON AVE                           Dallas             TX   75214    $147,000     $145,542
24630013490   801 E HATCHER RD                          Phoenix            AZ   85020    $275,000     $272,290
24630013506   1372 MARION ST & 1314-1316 E 14TH ST      DENVER             CO   80209    $288,750     $285,627
24630013509   5905 E RICHTHOFEN PL                      AURORA             CO   80010    $120,000     $118,846
24630013515   2001 BRISTOL RD                           Laredo             TX   78045    $1,330,000   $1,319,888
24630013517   2861 ELIOT CIRCLE                         WESTMINSTER        CO   80030    $145,000     $133,619
24630013535   1550 S PEARL ST                           Denver             CO   80010    $283,000     $280,426
24630013538   1630 CLINTON ST                           Aurora             CO   80010    $149,250     $147,812
24630013542   9501 WEST PEORIA AVENUE                   PEORIA             AZ   85345    $385,000     $381,476
24630013549   7030 STUART ST, 4250 & 4260 W 70TH PL     Westminster        CO   80030    $420,375     $416,318
24630013555   3000 S UNIVERSITY BLVD                    Denver             CO   80210    $446,250     $442,089
24630013556   291 S PEARL ST                            Denver             CO   80209    $190,500     $187,413
24630013587   3015-3019 W HIGHLAND PARK PLACE           Denver             CO   80211    $141,000     $139,681
24630013589   1407 W SHADY GROVE RD                     Irving             TX   75060    $581,000     $575,571
24630013591   1320 E 12TH AVE                           Denver             CO   80218    $120,000     $118,893
24630013624   1921 E HAYDEN LANE                        Tempe              AZ   85281    $285,750     $280,523
24630013635   820 S FEDERAL BLVD.                       DENVER             CO   80219    $493,125     $488,585
24630013692   9945 WEST 59TH PLACE                      Arvada             CO   80004    $255,500     $243,943
24630013702   1709 & 1717 E ELTON AVE                   Mesa               AZ   85204    $195,000     $192,978
24630013714   520-526 ATWOOD                            Longmont           CO   80501    $165,000     $162,575
24630013720   1225 COLORADO BLVD                        Denver             CO   80206    $723,750     $717,665
24630013756   2301 Emporia Street                       Aurora             CO   80010    $120,000     $119,123
24630013765   1020 Logan Street                         Denver             CO   80203    $568,750     $564,453
24630013766   1630 Pennsylvania Street                  Denver             CO   80203    $318,750     $316,530
24630013771   2310 East Roosevelt                       Phoenix            AZ   85006    $185,000     $181,871
24630013777   1520 Glencoe Street                       Denver             CO   80222    $276,000     $273,972
24630013789   1721 Humboldt Street                      Denver             CO   80218    $372,750     $349,573
24630013854   4912 S Iowa Avenue & 405 SW 50th Street   Loveland           CO   80537    $200,000     $198,526
24630013922   2951-55 Franklin Street                   Denver             CO   80205    $151,875     $150,924
24630013931   1264 Grant Street                         Denver             CO   80203    $490,000     $485,802
24630013956   1565 Moline Street                        Aurora             CO   80010    $408,750     $406,048
24630013963   13082 E 14th Place                        Aurora             CO   80011    $225,000     $223,446
24630013990   1500 W. Lovers Lane                       Arlington          TX   76013    $675,000     $670,507
24630013991   5020 S. 67th East Avenue                  Tulsa              OK   74145    $506,250     $503,171
24630014009   11916 E. 14th Avenue                      Aurora             CO   80010    $142,500     $141,551
24630014052   6427 W. 11th Avenue/1143 Lamar Street     Lakewood           CO   80214    $852,000     $847,647
24630014067   2948 North 38th Street                    Phoenix            AZ   85018    $155,000     $153,565
24630014078   1275 Washington Drive                     Denver             CO   80203    $450,000     $447,216
24650012784   2700 AND 2701 FEDERAL BOULEVARD           DENVER             CO   80211    $682,750     $674,565
24650013220   1984 AKRON STREET                         AURORA             CO   80010    $105,000     $103,968
24650013384   2130 W INDIAN SCHOOL RD                   PHOENIX            AZ   85015    $1,173,750   $1,161,895
24650013465   5849 ORAM ST                              DALLAS             TX   75206    $240,000     $238,175
24650013485   808 & 900 NORTH CENTER ST                 Arlington          TX   76011    $400,000     $396,628
24650013671   3801 STATE HIGHWAY, 198                   Malakoff           TX   75148    $1,000,000   $992,494
24650013674   675 S 300 EAST                            Brigham City       UT   84302    $200,000     $187,151
24650013815   2309 & 2313 North Fitzhugh Avenue         Dallas             TX   75204    $157,500     $154,473
24650013816   2514 Community Drive                      Dallas             TX   75220    $300,000     $297,960
24650013838   1401 Harvard Street                       Houston            TX   77008    $108,750     $108,064
24650013853   5536 N. 31st Street                       Milwaukee          WI   53214    $146,250     $145,466
24650013855   5512 N. 31st. St.                         Milwaukee          WI   53214    $141,000     $140,244
24650013859   4316  N 27th Street                       Phoenix            AZ   85016    $350,000     $347,919
24650013944   1443 Elizabeth Street                     Denver             CO   80206    $371,250     $367,337
24650013946   6203 Dover Street                         Arvada             CO   80004    $191,250     $190,155
24650013980   625 Manco Road                            Lewisville         TX   75067    $270,000     $266,205
24650013992   4520 Hemlock Drive                        Baytown            TX   77521    $414,400     $408,340
24650014014   1801-1803 W Cinnabar Avenue & 9832-9850   Phoenix            AZ   85021    $160,000     $159,244
              N. 18th Avenue
24650014024   405-415 Cora Street                       Arlington          TX   76011    $960,000     $955,133
24650014034   2140 W. Camelback Road                    Phoenix            AZ   85015    $276,250     $275,109
24700012968   1350 CHAMBERS ROAD                        Aurora             CO   80104    $278,000     $274,671
24700013000   7211 REGENCY SQUARE BOULEVARD             Houston            TX   77036    $960,000     $940,559
24700013172   14644 NORTH CAVE CREEK ROAD               Phoenix            AZ   85022    $286,000     $282,865
24700013183   2638 SIXTH STREET NW                      Albuquerque        NM   87107    $60,000      $59,010
24700013317   9995 EAST COLFAX AVENUE                   Aurora             CO   80010    $273,000     $266,603
24700013322   1985 WEST APACHE TRAIL                    Apache Junction    AZ   85220    $269,750     $267,093
24700013390   65-97 S SHERIDAN BLVD                     LAKEWOOD           CO   80226    $794,500     $787,269
24700013412   110-160 W 84TH AVE                        THORTON            CO   80221    $507,500     $502,955
24700013438   500 E THOMAS RD                           PHOENIX            AZ   85012    $480,000     $475,441
24700013475   1279-1281 MARION ST                       DENVER             CO   80216    $105,000     $104,032
24700013744   714-730 East 18th Avenue                  Denver             CO   80218    $210,000     $208,316
24700013970   2865 JANITELL RD                          COLORADO SPRINGS   CO   80910    $1,100,000   $1,086,809
24720013642   5612 Yale Boulevard                       Dallas             TX   75206    $346,000     $335,638
24720013688   590 NORTH ALMA SCHOOL RD                  Chandler           AZ   85224    $750,000     $741,226
24720013965   2225 West Broadway                        Mesa               AZ   85202    $60,000      $59,755
25630011929   465 E. HAYDEN AVENUE                      Hayden Lake        ID   83835    $141,000     $137,939
25630012969   420 NORTH 4TH STREET                      Tacoma             WA   98403    $270,000     $265,738
25630013007   17 WEST CASINO ROAD                       Everett            WA   98204    $995,000     $979,297
25630013054   12704-14 49TH AV/4704-4810 127TH ST       Lakewood           WA   98499    $1,582,500   $1,558,369
25630013075   230 SOUTH 80TH STREET                     Tacoma             WA   98208    $350,000     $345,075
25630013077   8501 MIDVALE AVE N & 8500 NESBIT AVE      Seattle            WA   98103    $715,000     $704,282
25630013087   7001-7005 & 7009-7015 RAINIER AVE S       Seattle            WA   98118    $450,000     $443,582
25630013100   6334 RAINIER AVENUE SOUTH                 Seattle            WA   98118    $825,000     $813,357
25630013101   400 12TH AVENUE EAST                      Seattle            WA   98102    $450,000     $443,217
25630013123   519 PROSPECT STREET                       Seattle            WA   98109    $430,000     $423,396
25630013162   1111 WEST JAMES STREET                    Kent               WA   98032    $675,000     $650,541
25630013252   7510 ROOSEVELT WAY NE                     SEATTLE            WA   98115    $150,000     $147,986
25630013255   14132 37TH AVENUE SOUTH                   Tukwila            WA   98168    $330,000     $325,619
25630013296   8001-8007 DENSMORE AVE N & 1512-1518 N    Seattle            WA   98103    $575,000     $562,493
              BOTH ST
25630013360   635 75THE ST SE                           EVERETT            WA   98203    $265,000     $261,974
25630013396   2615 EAST CHERRY STREET                   SEATTLE            WA   98122    $500,000     $494,465
25630013397   515 22ND AVE                              SEATTLE            WA   98122    $475,000     $469,742
25630013427   205 19TH ST & 1820 E JOHN ST              SEATTLE            WA   98122    $1,150,000   $1,135,626
25630013472   7401 RAINIER AVE S                        SEATTLE            WA   98118    $1,075,000   $1,064,324
25630013473   7325 RAINER AVE S                         SEATTLE            WA   98118    $920,000     $910,700
25630013649   18125 96TH AVE NE                         BOTHELL            WA   98011    $320,000     $316,098
25630013769   3600 S. Oregon Street/4426 36th Avenue S. Seattle            WA   98118    $465,000     $461,649
25630013976   1416 E. Marion Street                     Seattle            WA   98122    $305,000     $302,807
25650013474   102411 47TH AVE                           LAKEWOOD           WA   98499    $313,500     $309,326
25650013536   10 EAST CASINO RD                         Everett            WA   98203    $800,000     $793,565
25650013805   1723 18th Avenue                          Seattle            WA   98122    $907,500     $900,961
25650013988   5311 Chicago Avenue SW                    Lakewood           WA   98499    $201,000     $199,961
25700013079   2112 & 2114 THORNDYKE AVE. WEST           Seattle            WA   98199    $165,000     $162,207
25700013424   11903 NE 128TH ST                         KIRKLAND           WA   98034    $615,000     $603,303
25700013534   2625 E TRENT AVE                          Spokane            WA   99202    $175,000     $173,706
25700013588   1520 HARRISON AVE                         Centralia          WA   98531    $900,000     $881,652
25720013995   119-141 Winslow Way E.                    Bainbridge Island  WA   98110    $235,000     $229,262
25720014036   240 Winslow Way E.                        Bainbridge Island  WA   98110    $420,000     $413,562
26600013221   4155 LANCASTER DR NE                      SALEM              OR   97305    $1,250,000   $1,235,730
26630012473   1871-1875 WILLAMETTE FALLS DR             West Linn          OR   97068    $425,000     $416,879
26630012982   629 E. 19TH STREET                        Oakland            CA   94606    $600,000     $591,057
26630013025   9305 SE HAROLD STREET                     Portland           OR   97266    $383,600     $378,308
26630013031   607-611 NW 18TH STREET                    Portland           OR   97209    $250,000     $246,555
26630013053   1610 SE PIONEER WAY                       Oak Harbor         WA   98277    $143,500     $141,167
26630013062   803-817 N. AINSWORTH                      Portland           OR   97217    $187,500     $184,196
26630013066   3248 SE FERRY SLIP ROAD                   South Beach        OR   97366    $163,536     $161,530
26630013067   8801-8819 NORTH EDISON STREET             Portland           OR   97203    $250,000     $241,585
26630013102   1041 SOUTH COLUMBIA STREET                Seaside            OR   97138    $130,000     $128,272
26630013114   54 NW 13TH STREET                         Gresham            OR   97030    $155,000     $152,875
26630013134   401 NORTH CEDAR STREET                    Canby              OR   97013    $498,750     $492,119
26630013151   6622-6766 NORTH FESSENDEN STREET          Portland           OR   97203    $1,475,000   $1,456,526
26630013203   624-640 SE 146TH AVENUE                   Portland           OR   97233    $130,000     $128,128
26630013277   131 SE 24TH AVE                           PORTLAND           OR   97214    $295,000     $291,662
26630013329   11401 NE SANDY BLVD                       PORTLAND           OR   97220    $216,000     $211,956
26630013334   76251 RAINBOW ST                          OAKRIDGE           OR   97463    $400,000     $395,601
26630013375   6230 SW HALL BLVD                         BEAVERTON          OR   97008    $205,000     $202,602
26630013408   10305 SE WILSONVILLE RD                   WILSONVILLE        OR   97070    $1,150,000   $1,133,715
26630013458   5436-5504 SE CENTER ST                    PORTLAND           OR   97206    $200,000     $197,167
26630013526   1759 JEROME AVE                           Astoria            OR   97103    $93,500      $91,227
26630013529   1108-1110 WOOD AVE                        Kelso              WA   98626    $480,000     $476,349
26630013643   1612 BRYANT ST                            Vancouver          WA   98661    $540,000     $530,799
26630013901   12924-32 SE Powell Blvd.                  Portland           OR   97236    $332,000     $329,896
26650013530   1611 SE 21ST AVE                          Portland           OR   97214    $270,000     $266,806
26650013733   3804 SE Francis Street                    Portland           OR   97202    $216,000     $212,728
26650013738   1217 North Mesa                           El Paso            TX   79902    $217,000     $213,085
26650013757   914-916 W. Yandell                        El Paso            TX   79902    $97,000      $95,403
26650013762   15827 NE Glisan Street                    Portland           OR   97230    $405,000     $402,269
26650013821   1254 8th NW & 3598 Aster St NW            Salem              OR   97304    $308,000     $306,119
26650013838   755 SE Hogan Road                         Gresham            OR   97080    $825,000     $819,978
26650013844   3700-3701 Keltner                         El Paso            TX   79904    $520,000     $516,842
26650013851   1589-1599 Market Street NE                Salem              OR   97301    $285,000     $283,242
26650013856   9221 N Lombard Street                     Portland           OR   97203    $320,000     $317,953
26650013888   3804-3814 SE 54th Avenue                  Portland           OR   97206    $233,000     $231,359
26650013909   1857 Talbot Road S.E.                     Jefferson          OR   97352    $234,000     $232,631
26650013924   12430 NE Glisan Street                    Portland           OR   97230    $1,025,000   $1,019,038
26650013941   4900 SW 170th Avenue                      Aloha              OR   97007    $350,000     $347,859
26650013962   3611-3635 SW Baird Street                 Portland           OR   97219    $380,000     $377,773
26650014029   3721 SE 13th Avenue                       Portland           OR   97202    $395,000     $392,997
26650014059   9222 North Lombard Street                 Portland           OR   97203    $400,000     $398,068
26700012569   12795 SW THIRD STREET                     Beaverton          OR   97005    $160,000     $155,865
26700012929   3811,15,17,19,23,AND 25 SE BELMONT ST     Portland           OR   97214    $200,000     $180,357
26700012967   700 NORTH KILLINGSWORTH                   Portland           OR   97217    $160,000     $157,966
26700013145   10014 - 10024 SW CANYON ROAD              Portland           OR   97225    $370,500     $366,439
26700013223   1741-1835 LANCASTER DR NE                 SALEM              OR   97305    $1,450,000   $1,423,076
26700013227   16 & 28 SW FIRST AVENUE                   Portland           OR   97204    $1,500,000   $1,421,023
26700013268   9014 NE SAINT JONES BLVD                  VANCOUVER          WA   98605    $230,000     $226,133
26700013278   205 SE GRAND AVENUE                       Portland           OR   97214    $570,000     $541,767
26700013403   6529 NE SANOY BLVD                        PORTLAND           OR   97213    $165,000     $162,235
26700013449   940 HIGHWAY 99 N                          EUGENE             OR   97402    $263,250     $249,315
26700013496   6025 JEAN RD                              LAKE OSWEGO        OR   97035    $520,000     $515,238
26700013627   19365 SW 89TH ST                          Tualatin           OR   97062    $250,000     $247,676
26700013664   15659 LOWER BOONES FERRY RD               Lake Oswego        OR   97035    $440,000     $431,152
26700013934   533 NE Schuyler Street                    Portland           OR   97212    $565,000     $561,421
26720013654   324 SE ABERNETHY ST                       Portland           OR   97201    $190,000     $187,914
26720013887   62910 O.B. Riley Road                     Bend               OR   97701    $400,000     $397,776
26720013933   655 C Street                              Silverton          OR   97381    $297,500     $295,339
26720014038   1922 & 2022 NW Division Street            Gresham            OR   97030    $400,000     $398,256
27630013230   324-326 MT. PROSPECT AVENUE               Newark             NJ   7104     $227,500     $225,109
27630013896   1101-1107 West Marquette                  Chicago            IL   60621    $221,900     $218,298
27650013813   1808 S Racine Avenue                      Chicago            IL   60608    $75,000      $74,562
27650013999   5551-5553 W. Congress Parkway             Chicago            IL   60644    $150,000     $149,313
27700013116   16900 DETROIT AVENUE                      Lakewood           OH   44107    $160,000     $158,150
27700013267   361 E. 178TH STREET                       Bronx              NY   10461    $170,000     $168,214
27700013389   2525 WESTCHESTER AVENUE                   BRONX              NY   10461    $350,000     $347,072
27720013977   900-902 W. 59th Street/ 5848-5850 S.      Chicago            IL   60621    $112,500     $112,035
              Peoria Avenue
28630013126   1150-1152 OGDEN STREET EXTENSION          BRIDGEPORT         CT   6604     $140,625     $139,051
28630013269   493 MONMOUTH ST                           JERSEY CITY        NJ   7302     $118,300     $116,848
28630013602   116 HOMESTEAD ST                          ROXBURY            MA   2121     $165,000     $163,411
28630013707   756 Hamburg Turnpike                      Pompton Lakes      NJ   7442     $120,000     $119,158
28630013753   103 Tompkins Avenue                       Stony Point        NY   10980    $225,000     $223,463
28630013817   5-13 Albough Road & 11-13 Wallens Hill    Barkhamsted        CT   6063     $1,200,000   $1,191,425
              Road
28630013985   62 King Cole Road                         Hamburg            NJ   7419     $361,875     $360,271
28650013836   614-616 Park Avenue                       Hoboken            NJ   7030     $300,000     $297,840
28650013889   8-14 Harrison Street                      Manchester         NH   3014     $528,000     $524,683
28650013917   390-392 Main Street                       Biddeford          ME   4005     $143,500     $142,818
28650013937   4177 Post Road                            Warwick            RI   2886     $318,750     $317,123
28650013943   716 Penfield Street                       Bronx              NY   10470    $217,500     $216,405
28650013968   1 & 3 Florida Court                       Maynard            MA   1754     $937,500     $932,721
28650013997   106 Fulton Street                         New Haven          CT   6513     $135,000     $133,953
28700013089   191 VINEYARD RD                           Edison             NJ   8817     $600,000     $593,805
28700013119   175-177 NEWARK AVENUE                     Jersey City        NJ   7302     $247,520     $245,045
28700013239   9 WEST 20TH STREET                        New York           NY   10011    $2,350,000   $2,285,073
28700013338   2 CENTRAL AVE                             West Orange        NJ   7052     $177,000     $175,378
28700013357   342 E 51ST ST                             NEW YORK           NY   10022    $1,040,000   $1,029,972
28700013363   125 JAMES ST                              JERSEY CITY        NJ   7305     $500,000     $488,740
28700013388   132-142 S THIRD ST                        EASTON             PA   18042    $480,000     $475,404
28700013644   230 RT 206 SOUTH                          Flanders           NJ   7836     $700,000     $696,211
28720013770   890 - 898 East 92nd Street                Brooklyn           NY   11236    $210,000     $208,316
28720013996   56-70 Washington Street                   Providence         RI   2910     $228,000     $227,087
28720014049   749 Marin Avenue                          Lyndhurst          NJ   7071     $300,000     $298,184
29630013166   611 NE 3RD STREET                         Hallandale         FL   33009    $144,625     $142,882
29630013198   3109 & 3130 NW 21ST COURT                 Miami              FL   33142    $315,000     $311,153
29630013205   823 NW 2ND AVENUE                         Fort Lauderdale    FL   33311    $84,490      $80,455
29630013294   511 W PERRY ST                            LANTANA            FL   33462    $215,000     $212,705
29630013331   2921 2ND AVE NORTH                        Lake Worth         FL   33461    $275,100     $272,586
29630013478   49-53 UNION ST & 5-15 ADAMS ST            EAST HAMTOM        MA   1027     $345,000     $342,001
29630013510   2124-2138 PARK TERRACE                    COLLEGE PARK       GA   30337    $315,000     $312,188
29630013516   4902-5467 PINE CLUSTER LANE               Orlando            FL   32819    $875,000     $867,944
29630013533   99-105 WENDELL AVE                        Pittsfield         MA   1201     $150,000     $148,801
29630013632   4102 SE 19TH PLACE                        CAPE CORAL         FL   33904    $365,000     $361,608
29630013732   1387 Grand Concourse                      Bronx              NY   10452    $700,000     $693,709
29630013826   814 N G Street                            Lake Worth         FL   33460    $206,250     $204,857
29630013827   901 North F Street                        Lake Worth         FL   33460    $276,950     $275,021
29630013829   611 North Federal Highway                 Lake Worth         FL   33460    $131,800     $130,882
29650013453   402 LAKE OSBORNE DR                       LAKE WORTH         FL   33461    $169,500     $168,085
29650013504   1652 W GRACE ST/603 N ALLEN ST            Richmond           VA   23220    $209,250     $207,799
29650013541   921 EVERGREEN DR                          Lake Park          FL   33403    $288,000     $277,321
29650013807   8603 NW 35th Court                        Coral Springs      FL   33065    $180,000     $178,848
29650013880   3200 & 3230 Cushman Circle SW             Atlanta            GA   30311    $1,190,000   $1,183,714
29650013883   27 Rousseau Road                          Windham            ME   4062     $142,500     $141,610
29650013895   40 West 27th Street                       Hialeah            FL   33010    $173,250     $172,334
29650013900   3911-3919 Wisconsin Street                Lake Worth         FL   33461    $105,000     $104,391
29650013978   11 Tumlin Street                          Cartersville       GA   30120    $175,000     $174,050
29700013297   973 N. HARBOUR CITY BOULEVARD             Melbourne          FL   32935    $350,000     $346,318
29700013362   1718 LAKE AVE                             ASHTABULA          OH   44004    $111,000     $109,960
29700013455   801-809 1/2 E IDLEWILD AVE & 5916-5920    TAMPA              FL   33064    $136,000     $133,231
              N Nebraska
29700013708   1584, 1586, 1588 & 1590 HIGHLAND AVE      Melbourne          FL   32935    $224,000     $222,556
29700013797   4327 Wade Green Road                      Kennesaw           GA   30144    $406,250     $403,359
29720013734   2970 State Road Highway 138               Riverdale          GA   30296    $130,000     $128,655
29720013959   3800 NW 27 Avenue/2727 NW 38 Street       Miami              FL   33142    $500,000     $497,552
29720013982   393 NE 5th Avenue                         Delray Beach       FL   33483    $125,000     $124,447
29720014043   958-998 SW 81 Avenue/8010-8020            North Lauderdale   FL   33068    $850,000     $843,530
              Kimberley Blvd
29720014044   157 Summer Street                         Kennebunk          ME   4043     $225,000     $198,727


                                       First                                                                      Next Rate
             Cut Off         Monthly   Payment   Maturity       Rate      Loan                Maximum    Minimum  Change
Loan Id      Date Rate       Rate      Date        Date         Type      Index     Margin    Rate       Rate     Date
---------------------------------------------------------------------------------------------------------------------------
1630010860    11.500         1,697.69   1-Jun-94   1-May-24       ARM     PRIME       3.550   12.950   6.950     1-May-99
1650010884    8.000          1,526.25   1-Jul-94   1-Jun-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650010970    8.000          1,388.29   1-Dec-94   1-Nov-99       FIXED   FIXED       N/A     N/A      N/A       N/A
1650010992    7.500          1,422.21   1-Jan-95   1-Dec-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011009    8.000          1,357.47   1-Feb-95   1-Jan-05       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011176    9.000          1,265.27   1-Jul-95   1-Jun-00       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011307    9.000          941.41     1-Sep-95   1-Aug-25       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011353    8.000          1,320.78   1-Oct-95   1-Sep-00       FIXED   FIXED       N/A     N/A      N/A       N/A
1650012477    8.500          1,209.12   1-Nov-96   1-Oct-02       FIXED   FIXED       N/A     N/A      N/A       N/A
1650012536    8.500          1,280.25   1-Dec-96   1-Nov-03       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013002    9.000          854.92     1-May-97   1-Apr-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013105    9.000          936.59     1-Jun-97   1-May-02       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013429    9.500          2,708.82   1-Nov-97   1-Oct-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013432    9.500          1,572.40   1-Nov-97   1-Oct-02       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013626    9.250          1,373.87   1-Feb-98   1-Jan-05       FIXED   FIXED       N/A     N/A      N/A       N/A
1700010320    12.000         1,133.59   1-Jan-91   1-Dec-00       ARM     PRIME       3.950   17.950   11.950    1-May-99
1700010420    12.500         884.76     1-Nov-91   1-Oct-01       ARM     PRIME       4.250   17.950   11.950    1-Apr-99
1700010464    11.250         1,703.46   1-Jan-92   1-Dec-01       ARM     PRIME       3.550   16.250   10.250    1-Jun-99
1700010497    12.500         3,694.35   1-Apr-92   1-Mar-22       ARM     PRIME       3.950   16.450   10.450    1-Mar-99
1720010854    6.000          1,940.88   1-Apr-94   1-Mar-09       FIXED   FIXED       N/A     N/A      N/A       N/A
1720010996    8.750          1,534.07   1-Feb-95   1-Jan-00       FIXED   FIXED       N/A     N/A      N/A       N/A
1720011304    9.500          1,195.70   1-Sep-95   1-Aug-05       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012241    9.000          1,265.27   1-Jul-96   1-Jun-01       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012333    8.500          2,114.52   1-Oct-96   1-Mar-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012709    8.500          1,601.27   1-Feb-97   1-Jan-03       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012974    8.000          525.38     1-Apr-97   1-Mar-04       FIXED   FIXED       N/A     N/A      N/A       N/A
2700010913    11.250         2,368.15   1-Feb-94   1-Jan-24       ARM     PRIME       3.550   13.950   7.950     1-Jul-99
3650011398    9.500          1,934.53   1-May-77   1-Apr-07       FIXED   FIXED       N/A     N/A      N/A       N/A
3650011409    10.000         2,106.18   1-Jan-79   1-Dec-08       FIXED   FIXED       N/A     N/A      N/A       N/A
3650011416    9.500          1,513.80   1-Oct-77   1-Sep-07       FIXED   FIXED       N/A     N/A      N/A       N/A
3650011424    15.500         1,319.58   1-Dec-84   1-Nov-99       FIXED   FIXED       N/A     N/A      N/A       N/A
3700011598    10.212         2,788.78   1-Feb-88   1-Jan-00       ARM     6MOLIBOR    3.650   16.212   10.212    1-Jun-99
3700011892    9.500          5,253.17   1-Sep-95   1-Sep-05       ARM     6MOLIBOR    3.500   15.500   9.500     1-May-99
3720011393    13.500         3,320.00   1-Nov-80   1-Oct-00       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011402    9.625          2,603.00   1-Jul-74   1-Jun-01       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011403    9.250          925.00     1-Jul-74   1-Jun-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011404    8.000          1,983.00   1-Aug-74   1-Jul-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011405    8.750          984.00     1-Sep-74   1-Aug-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011427    9.500          3,059.00   15-Apr-76  15-Mar-01      FIXED   FIXED       N/A     N/A      N/A       N/A
3720011432    14.000         1,917.05   13-Jun-91  13-May-06      FIXED   FIXED       N/A     N/A      N/A       N/A
3720011612    9.250          3,200.00   1-Jul-74   1-Jun-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011616    9.500          3,714.50   1-Jul-77   1-Jun-02       FIXED   FIXED       N/A     N/A      N/A       N/A
21630011696   9.250          1,642.28   1-Dec-95   1-Nov-25       ARM     6MOLIBOR    4.250   14.000   7.500     1-May-99
21630012785   11.250         2,609.16   1-Jul-97   1-Jun-27       ARM     PRIME       3.500   14.750   8.750     1-Jun-99
21630012904   9.500          1,115.00   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630012928   9.500          1,110.29   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630012931   10.250         1,622.05   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
21630012954   9.750          1,342.08   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012959   9.875          1,091.24   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
21630012960   9.750          1,410.24   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012972   9.750          1,242.36   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012973   9.500          1,309.19   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630012975   9.750          3,301.60   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.750     1-Mar-99
21630012976   9.750          2,401.17   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.750     1-Mar-99
21630012977   9.750          1,546.35   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012990   9.750          1,260.61   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012992   9.750          5,880.54   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Mar-99
21630013010   9.375          5,150.94   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
21630013027   9.375          913.00     1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
21630013028   9.625          1,126.56   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
21630013029   9.750          1,895.21   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.750     1-Mar-99
21630013030   9.625          1,324.15   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
21630013032   9.875          1,181.32   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
21630013034   8.750          3,027.90   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
21630013037   10.630         1,412.14   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.500   10.630    1-Apr-00
21630013045   9.125          10,971.93  1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013048   9.375          1,837.58   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
21630013050   9.125          2,296.63   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013063   9.250          2,136.22   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.500   7.500     1-Apr-99
21630013064   9.625          6,032.68   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   14.000   7.500     1-Apr-99
21630013068   10.375         2,167.22   1-May-97   1-Apr-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Apr-99
21630013070   9.375          1,769.06   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
21630013071   9.625          1,421.82   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
21630013090   9.250          1,060.15   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.250   13.500   7.500     1-May-99
21630013109   9.000          1,176.43   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
21630013111   9.000          1,044.98   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-May-99
21630013137   9.000          982.95     1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
21630013143   8.750          1,651.58   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
21630013149   9.250          1,707.11   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
21630013152   9.125          819.29     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630013164   7.875          6,706.33   1-Jul-97   1-Jun-27       ARM     1YRCMT      3.250   13.500   7.500     1-Jun-99
21630013185   9.625          1,859.74   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jul-99
21630013186   9.625          1,352.34   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
21630013193   8.875          1,310.38   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
21630013195   9.125          1,453.00   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013204   9.125          1,325.42   1-Jul-97   1-Jun-12       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630013207   8.875          1,214.25   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
21630013216   9.750          5,154.93   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   9.750     1-Jun-00
21630013217   8.875          974.11     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013218   9.125          1,229.67   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
21630013222   9.125          626.16     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630013241   8.875          1,401.52   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013243   8.875          1,786.21   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013246   9.125          1,282.80   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
21630013256   8.875          2,367.34   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013258   8.875          2,801.02   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013263   8.875          942.24     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013265   8.875          1,006.96   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013266   8.875          6,266.49   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.950   7.950     1-Jul-99
21630013272   9.500          2,423.45   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013273   8.875          924.41     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013275   9.125          1,109.57   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013276   9.375          1,231.37   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.250   13.750   8.250     1-Jul-99
21630013281   9.125          1,431.21   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
21630013306   9.500          2,720.14   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013307   9.500          7,871.46   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.750     1-Aug-99
21630013310   9.500          881.26     1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013311   9.250          1,940.60   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Aug-99
21630013320   9.750          1,440.82   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Aug-99
21630013340   9.000          4,881.84   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.250   13.450   7.500     1-Aug-99
21630013341   9.750          15,624.12  1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Aug-99
21630013345   9.500          1,952.62   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.950   7.950     1-Aug-99
21630013346   9.250          14,467.35  1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.500   14.250   8.250     1-Aug-99
21630013351   9.500          1,468.76   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630013353   9.875          1,070.75   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-Apr-99
21630013361   9.625          1,460.57   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
21630013367   9.750          1,080.61   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630013374   9.500          1,610.24   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Mar-99
21630013378   9.625          1,740.80   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
21630013380   9.750          1,120.67   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.450   7.950     1-Mar-99
21630013382   9.500          4,619.91   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.450   7.950     22-Feb-99
21630013387   8.375          5,129.10   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.250   13.450   7.950     1-Mar-99
21630013392   10.250         2,124.19   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   14.450   8.450     1-Mar-99
21630013393   9.625          2,199.33   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
21630013404   9.250          1,170.03   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
21630013415   9.375          2,242.81   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
21630013416   9.375          1,248.43   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.450   7.950     1-Apr-99
21630013418   10.250         12,804.28  1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-Mar-99
21630013422   8.875          4,174.75   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013423   8.875          1,828.94   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013433   8.875          999.15     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013434   8.875          1,669.87   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013444   9.125          1,300.97   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Apr-99
21630013445   9.375          891.55     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Apr-99
21630013448   8.875          1,261.33   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.750   7.750     1-Apr-99
21630013457   9.125          1,189.15   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Apr-99
21630013462   8.875          1,664.75   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
21630013466   8.750          903.58     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.250   7.250     1-May-99
21630013467   8.875          1,080.61   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013481   8.750          1,032.22   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-May-99
21630013482   8.750          1,889.49   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-May-99
21630013483   8.500          1,855.29   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
21630013492   8.500          1,247.91   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
21630013497   8.875          5,619.52   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.950   13.500   7.500     1-May-99
21630013499   9.500          716.33     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   14.450   8.450     1-May-99
21630013511   9.625          2,334.53   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   13.450   7.950     1-Jun-99
21630013513   7.750          1,970.73   1-Dec-97   1-Nov-27       ARM     1YRCMT      2.990   13.250   7.750     1-May-99
21630013518   8.440          3,898.88   1-Dec-97   1-Nov-27       ARM     1YRCMT      2.990   14.440   8.440     1-May-99
21630013520   9.600          1,366.13   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.500   9.600     1-May-99
21630013523   8.500          5,344.09   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
21630013548   8.875          1,112.50   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.700   7.700     1-Jun-99
21630013550   8.875          904.17     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
21630013551   8.625          2,746.66   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013553   8.625          2,738.76   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013554   8.625          2,243.57   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013559   8.625          1,944.02   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Jun-99
21630013560   9.125          1,336.64   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jun-99
21630013571   8.625          1,497.58   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013572   8.625          1,497.58   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013577   8.625          1,282.02   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013580   8.657          1,506.17   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.750     1-Jul-99
21630013582   8.625          1,631.66   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013595   8.875          2,225.21   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013598   8.625          1,274.90   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013599   8.875          694.76     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013600   8.625          3,107.24   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013617   9.625          17,399.00  1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.450   7.950     1-Jul-99
21630013619   8.625          1,009.91   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013629   8.875          2,147.08   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013640   8.625          1,689.90   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013648   8.625          1,903.57   1-Mar-98   1-Feb-28       ARM     1YRCMT      3.250   12.750   7.750     1-Aug-99
21630013651   8.625          1,252.64   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013652   8.625          4,660.87   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   12.750   7.250     1-Jul-99
21630013659   9.125          3,290.03   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013663   8.875          1,049.83   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013669   8.875          3,069.42   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013670   8.125          4,833.19   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.990   13.250   7.250     1-Jul-99
21630013675   9.750          966.73     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.250   9.750     1-Jul-99
21630013677   8.625          2,302.12   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013678   8.625          3,884.75   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013683   9.000          4,765.41   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.950   13.500   7.500     1-Aug-99
21630013684   9.125          3,254.54   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21630013685   8.625          1,447.52   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013689   9.125          973.99     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013691   9.750          2,604.57   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.000   13.990   7.990     1-Aug-99
21630013704   9.000          1,603.05   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.000   13.500   7.500     1-Aug-99
21630013713   9.000          1,265.56   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013715   9.750          2,981.27   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21630013717   9.000          1,291.25   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.250   13.250   7.500     1-Mar-99
21630013722   8.375          1,423.48   1-Mar-98   1-Feb-28       ARM     1YRCMT      2.990   13.250   7.250     1-Aug-99
21630013724   9.250          2,526.36   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.500   13.250   7.750     1-Aug-99
21630013741   8.750          3,446.66   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.250   13.250   7.250     1-Aug-99
21630013742   8.750          2,003.19   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.250   13.250   7.250     1-Aug-99
21630013768   8.375          2,968.17   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    2.700   12.990   6.990     1-Mar-99
21630013779   9.250          6,478.01   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   9.120     1-Mar-99
21630013784   8.750          2,946.40   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
21630013803   9.000          1,873.33   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630013830   9.000          1,406.19   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013831   9.000          1,518.73   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013841   9.000          4,005.67   1-May-98   1-Apr-28       ARM     6MOLIBOR    5.000   12.500   7.500     1-Apr-99
21630013843   9.000          3,499.44   1-May-98   1-Apr-28       ARM     6MOLIBOR    5.000   12.500   7.500     1-Apr-99
21630013845   9.000          3,021.33   1-May-98   1-Apr-28       ARM     6MOLIBOR    5.000   12.500   7.500     1-Apr-99
21630013848   9.000          1,205.31   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013858   9.460          2,117.83   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   12.500   9.460     1-Apr-99
21630013873   8.750          2,553.11   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
21630013874   9.000          1,536.70   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.625   13.500   7.500     1-Apr-99
21630013884   9.000          337.47     1-May-98   1-Apr-28       ARM     6MOLIBOR    3.950   13.500   7.500     1-Apr-99
21630013886   9.000          1,295.90   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013892   9.000          1,416.45   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013902   9.000          1,808.25   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013903   9.210          6,361.86   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.500   13.500   9.210     1-Apr-99
21630013919   8.060          6,818.66   1-Jun-98   1-May-28       ARM     1YRCMT      2.700   11.900   8.060     1-May-99
21630013935   8.750          3,294.41   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.750   12.500   7.500     1-May-99
21630013953   9.250          751.80     1-Jun-98   1-May-28       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
21630014004   9.970          1,355.13   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    4.250   13.820   9.970     1-Jun-99
21630014015   9.125          1,400.00   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630014047   8.625          1,107.03   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21650010908   9.000          1,448.33   1-Aug-94   1-Jul-09       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013155   9.500          1,231.02   1-Jun-97   1-May-02       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013662   8.625          1,575.03   1-Feb-98   1-Jan-03       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013665   9.375          1,434.77   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013693   9.500          782.00     1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013725   10.250         1,411.36   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013750   8.875          1,402.33   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013755   9.875          1,913.41   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013794   8.840          4,362.26   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013796   8.950          4,405.66   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013808   8.790          927.74     1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013837   9.490          1,470.22   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013846   9.165          1,428.92   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013850   9.500          1,362.19   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013857   8.853          1,409.48   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013864   9.875          2,778.72   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013897   9.570          1,125.14   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013899   8.440          13,100.63  1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013904   9.195          998.81     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013914   8.570          1,625.15   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013918   8.540          1,441.25   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013920   9.320          893.98     1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013936   8.820          1,136.10   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013951   8.963          1,828.48   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013954   9.150          1,449.45   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013955   8.650          1,461.70   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013957   8.650          2,419.59   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013960   8.650          2,514.12   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013989   8.650          1,992.23   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014006   8.350          3,270.21   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014007   8.475          3,337.07   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014011   8.775          1,685.40   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014035   8.900          1,407.48   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014039   8.640          1,640.28   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014040   8.640          1,012.52   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014057   8.640          1,343.53   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014068   8.640          1,799.17   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014075   8.640          1,690.13   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21700011060   11.250         2,429.64   1-Mar-95   1-Feb-25       ARM     PRIME       3.550   14.450   8.450     1-Jul-99
21700011525   12.000         4,614.11   1-Oct-95   1-Sep-25       ARM     PRIME       3.550   17.300   8.750     1-Mar-99
21700011808   11.250         407.88     1-Feb-96   1-Jan-26       ARM     PRIME       3.550   16.000   8.950     1-Jul-99
21700012620   12.000         2,988.10   1-Jan-97   1-Dec-26       ARM     PRIME       4.250   15.250   9.250     1-Jun-99
21700012962   10.750         4,233.10   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Mar-99
21700013016   10.750         2,048.85   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Mar-99
21700013106   8.875          23,204.21  1-Jun-97   1-May-27       ARM     6MOLIBOR    3.950   13.950   7.950     1-May-99
21700013110   9.750          6,011.90   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.750   14.200   8.200     1-May-99
21700013115   12.000         1,129.34   1-Jun-97   1-May-27       ARM     PRIME       3.950   14.950   8.950     1-May-99
21700013118   9.750          1,717.08   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-May-99
21700013121   11.250         1,454.77   1-Jun-97   1-May-27       ARM     PRIME       3.250   14.750   8.750     1-May-99
21700013124   11.250         1,949.39   1-Jun-97   1-May-27       ARM     PRIME       3.250   14.750   8.750     1-May-99
21700013146   9.500          5,575.96   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
21700013167   11.750         907.04     1-Jul-97   1-Jun-27       ARM     PRIME       3.950   14.950   8.950     1-Jun-99
21700013168   11.750         1,229.54   1-Jul-97   1-Jun-27       ARM     PRIME       3.950   14.950   8.950     1-Jun-99
21700013171   10.125         3,719.88   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Jun-99
21700013200   10.625         1,620.05   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Jun-99
21700013234   9.875          3,992.02   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Jul-99
21700013237   10.125         1,195.71   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Jul-99
21700013240   11.000         246.40     1-Aug-97   1-Jul-27       ARM     PRIME       3.250   14.750   8.750     1-Jul-99
21700013249   10.625         2,340.07   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Jul-99
21700013288   10.250         2,862.52   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
21700013354   10.750         1,397.38   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.000   14.500   8.500     1-Mar-99
21700013355   10.750         1,704.80   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.000   14.500   8.500     1-Mar-99
21700013370   10.750         2,069.69   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.000   13.950   8.450     1-Mar-99
21700013402   11.750         806.48     1-Oct-97   1-Sep-22       ARM     PRIME       3.250   14.750   9.250     10-Mar-99
21700013442   8.875          6,361.32   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.750   7.750     1-Apr-99
21700013532   9.750          1,931.51   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.750   13.700   8.200     1-May-99
21700013546   11.000         929.76     1-Jan-98   1-Dec-27       ARM     PRIME       3.250   14.500   8.500     1-Jun-99
21700013562   9.580          7,562.07   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.700   15.580   9.580     1-Jun-99
21700013603   10.375         4,511.96   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    5.250   13.700   8.200     1-Jul-99
21700013610   9.375          8,711.39   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.250   13.700   6.700     1-Jul-99
21700013621   10.375         1,204.67   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    5.250   14.250   8.250     1-Jul-99
21700013641   9.375          814.11     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Jul-99
21700013687   9.750          10,974.36  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21700013701   9.950          14,482.86  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21700013709   9.700          1,166.03   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Aug-99
21700013840   10.500         2,466.20   1-May-98   1-Apr-28       ARM     PRIME       3.250   14.500   8.500     1-Apr-99
21700013847   9.700          1,404.96   1-May-98   1-Apr-28       ARM     6MOLIBOR    4.750   12.700   7.700     1-Apr-99
21700014008   8.875          2,474.26   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.750   13.750   7.750     1-Jun-99
21700031791   9.700          2,628.06   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Aug-99
21720013703   9.750          2,545.09   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013721   9.375          3,077.48   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013759   9.250          5,138.30   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013781   9.490          873.73     1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013798   9.290          1,634.10   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013804   9.090          6,691.64   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013824   8.540          10,032.76  1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013849   10.045         1,497.53   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013885   8.820          15,438.26  1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013915   9.320          2,462.57   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013916   10.070         2,339.29   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013930   8.820          2,802.64   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013938   8.570          5,127.40   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013969   8.650          16,890.39  1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013983   9.400          2,142.27   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013986   10.275         2,693.89   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720014013   9.600          7,633.44   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720014037   8.650          10,816.53  1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720014042   9.400          2,542.39   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22330013086   10.500         4,098.04   1-May-97   1-Apr-04       FIXED   FIXED       N/A     N/A      N/A       N/A
22600013301   9.500          4,618.57   1-Sep-97   1-Aug-12       ARM     6MOLIBOR    3.750   13.750   7.750     1-Aug-99
22630011247   10.250         2,852.26   1-Sep-95   1-Aug-25       ARM     6MOLIBOR    4.550   14.363   7.950     1-Aug-99
22630012540   9.000          1,233.14   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630012726   9.625          938.77     1-Feb-97   1-Jan-27       ARM     6MOLIBOR    4.500   14.000   8.000     1-Jul-99
22630012924   9.125          2,048.09   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
22630012947   9.200          905.06     1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   9.200     1-Mar-00
22630012948   9.200          905.06     1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   9.200     1-Mar-00
22630012953   9.200          1,330.97   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   9.200     1-Mar-00
22630012988   10.060         4,383.59   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   10.060    1-Mar-00
22630012995   9.750          1,672.24   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
22630013004   10.875         2,024.86   1-May-97   1-Apr-27       ARM     6MOLIBOR    5.500   14.950   8.950     1-Apr-99
22630013012   9.625          1,794.53   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.500   7.500     1-Apr-99
22630013060   9.625          721.76     1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Apr-99
22630013082   9.000          2,425.25   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630013128   8.750          1,354.87   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
22630013130   9.000          5,309.01   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630013131   9.000          2,111.54   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630013140   9.000          2,894.68   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-May-99
22630013159   11.000         1,207.68   1-Jun-97   1-May-27       ARM     PRIME       2.950   14.250   8.250     1-May-99
22630013177   9.125          683.08     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
22630013192   9.375          1,047.46   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Jun-99
22630013209   9.125          1,309.23   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
22630013215   9.125          3,286.11   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.250   7.750     1-Jul-99
22630013219   9.125          1,951.65   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
22630013253   9.125          819.29     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
22630013257   9.125          1,341.76   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
22630013261   10.000         1,226.51   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Aug-99
22630013279   9.500          2,517.88   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
22630013284   9.625          1,781.05   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
22630013285   9.625          3,752.31   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
22630013312   9.500          1,269.20   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Aug-99
22630013326   9.500          3,065.40   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Aug-99
22630013344   9.375          8,437.49   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Apr-99
22630013359   9.750          892.52     1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Mar-99
22630013369   9.750          2,231.30   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Mar-99
22630013398   9.125          1,058.37   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-Apr-99
22630013399   9.750          1,756.75   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Mar-99
22630013417   9.500          3,122.74   1-Dec-97   1-Nov-12       ARM     6MOLIBOR    4.500   13.500   7.500     1-May-99
22630013430   9.125          967.58     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Apr-99
22630013435   8.875          3,432.36   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
22630013441   10.625         3,651.74   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    5.250   14.450   8.950     1-Apr-99
22630013486   7.750          1,899.96   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.750   13.500   7.500     1-May-99
22630013501   8.750          1,938.75   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-May-99
22630013502   7.250          8,704.65   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.250   13.250   7.250     1-May-99
22630013540   10.125         9,168.77   1-Jan-98   1-Dec-04       ARM     6MOLIBOR    5.000   14.000   8.500     1-Jun-99
22630013543   8.875          1,113.91   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
22630013544   8.875          1,938.22   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
22630013564   8.875          3,518.61   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-Jun-99
22630013566   8.875          789.25     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
22630013567   8.875          953.82     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
22630013585   8.875          835.03     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.950   7.950     1-Jul-99
22630013607   8.875          755.43     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.990   7.990     1-Jul-99
22630013608   7.625          2,682.17   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.000   13.500   7.500     1-Jul-99
22630013611   7.625          7,043.19   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.000   13.250   7.250     1-Jul-99
22630013636   9.750          1,480.23   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.125   14.250   8.250     1-Aug-99
22630013637   8.875          2,076.09   1-Feb-98   1-Jan-23       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
22630013650   8.625          1,690.19   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
22630013658   8.750          7,308.94   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.650   13.250   7.500     1-Jul-99
22630013679   8.875          2,384.93   1-Feb-98   1-Jan-05       ARM     6MOLIBOR    3.750   13.750   7.750     1-Jul-99
22630013680   9.500          3,182.61   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.375   13.740   7.990     1-Jul-99
22630013740   9.625          1,641.61   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.875   13.250   9.495     1-Aug-99
22630013745   9.250          1,388.12   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.750   13.250   7.750     1-Aug-99
22630013746   9.625          1,274.88   1-Apr-98   1-Mar-05       ARM     6MOLIBOR    3.950   13.750   9.500     1-Mar-99
22630013780   8.750          1,355.96   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.250   7.250     1-Mar-99
22630013786   9.000          644.53     1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
22630013787   8.875          1,932.14   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.125   12.250   7.500     1-Mar-99
22630013800   9.750          3,002.63   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.000   13.250   7.750     1-Mar-99
22630013819   8.750          466.82     1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
22630013820   9.490          2,292.11   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    5.000   13.990   7.990     1-Mar-99
22630013822   7.750          2,953.12   1-Apr-98   1-Mar-28       ARM     1YRCMT      2.700   12.990   6.990     1-Mar-99
22630013862   7.625          1,432.79   1-May-98   1-Apr-28       ARM     1YRCMT      3.000   13.250   7.250     1-Apr-99
22630013863   9.000          1,406.14   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.625   13.250   7.500     1-Apr-99
22630013868   9.125          740.15     1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.750     1-Apr-99
22630013906   8.360          16,223.90  1-Jun-98   1-May-28       ARM     1YRCMT      2.990   13.250   8.360     1-May-99
22630013961   8.625          1,515.30   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.625   13.250   7.500     1-May-99
22630014022   9.030          18,152.58  1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.250   13.250   9.030     1-Jun-99
22650012504   10.500         4,310.71   1-Dec-96   1-Nov-01       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013376   10.170         1,442.06   1-Oct-97   1-Sep-04       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013400   9.500          1,034.26   1-Oct-97   1-Sep-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013431   10.880         1,117.17   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013459   9.800          7,828.11   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013565   9.450          1,406.52   1-Jan-98   1-Dec-04       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013568   8.875          2,068.68   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013606   9.440          12,173.42  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013613   8.930          6,536.66   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013614   8.930          2,248.85   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013615   8.930          5,247.32   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013747   8.940          3,401.32   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013748   8.940          6,402.48   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013761   8.625          1,487.53   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013818   9.040          1,130.51   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013869   9.000          2,574.80   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013871   8.320          2,353.66   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013881   8.150          18,234.08  1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013893   8.820          2,216.78   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013894   8.290          2,799.91   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013905   8.655          1,871.83   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013928   9.450          1,306.89   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013929   9.150          1,992.12   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013964   8.900          2,003.57   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013971   8.963          2,586.33   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013972   8.900          1,646.71   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013994   8.963          661.62     1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014019   9.140          1,405.39   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014021   9.650          364.16     1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014028   8.890          1,310.61   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014031   8.640          2,468.98   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014061   8.140          14,870.96  1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22700012966   12.000         1,471.45   1-Jul-97   1-Jun-22       ARM     PRIME       4.200   15.200   9.200     1-Jun-99
22700012989   9.875          3,864.20   1-May-97   1-Apr-22       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
22700012996   9.625          5,094.18   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.950   13.950   7.950     1-Mar-99
22700013041   11.500         1,951.31   1-May-97   1-Apr-27       ARM     PRIME       3.250   14.750   8.750     1-Apr-99
22700013058   9.250          5,329.53   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Apr-99
22700013129   9.500          3,230.42   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
22700013178   9.625          6,706.10   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
22700013210   10.625         1,135.42   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Jun-99
22700013233   9.500          11,653.97  1-Aug-97   1-Jul-17       ARM     6MOLIBOR    4.375   13.875   8.375     1-Jul-99
22700013350   9.625          2,623.59   1-Oct-97   1-Sep-12       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
22700013377   11.250         659.00     1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Mar-99
22700013401   9.625          7,640.81   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
22700013425   10.875         2,466.01   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    5.500   14.500   9.000     1-Apr-99
22700013443   9.875          8,127.93   1-Nov-97   1-Oct-17       ARM     6MOLIBOR    4.500   14.500   9.000     1-Apr-99
22700013470   9.500          12,153.63  1-Dec-97   1-Nov-07       ARM     6MOLIBOR    4.500   13.950   8.450     1-May-99
22700013494   9.500          1,478.22   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-May-99
22700013498   10.000         1,082.44   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    5.000   13.950   8.450     1-May-99
22700013507   8.625          2,719.58   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.700   13.490   7.990     1-May-99
22700013521   10.250         1,074.32   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    5.250   14.250   8.750     1-May-99
22700013570   11.750         2,519.69   1-Jan-98   1-Dec-27       ARM     PRIME       3.950   14.750   9.250     1-Jun-99
22700013584   9.375          1,346.04   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-Jun-99
22700013594   10.125         4,030.12   1-Feb-98   1-Jan-23       ARM     6MOLIBOR    5.000   14.250   8.250     1-Jul-99
22700013638   10.250         2,607.01   1-Feb-98   1-Jan-08       ARM     6MOLIBOR    4.250   14.200   10.250    1-Jul-99
22700013666   9.750          1,283.46   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.625   13.700   8.450     1-Jul-99
22700013760   9.500          5,234.60   1-Apr-98   1-Mar-23       ARM     6MOLIBOR    4.000   13.500   7.500     1-Mar-99
22720013616   9.875          3,655.86   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013681   9.480          3,684.72   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013706   9.600          1,188.89   1-Mar-98   1-Feb-03       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013764   9.810          1,298.25   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013776   9.540          3,796.99   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013778   9.390          11,042.30  1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013852   9.040          2,862.20   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013870   9.540          2,362.57   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013912   8.570          19,347.00  1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013925   9.915          958.43     1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013942   8.900          2,665.64   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013967   8.400          4,942.43   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013974   8.900          1,992.40   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720014020   9.015          5,438.49   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23600013293   9.750          12,869.28  1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.000   14.000   8.000     1-Aug-99
23630013006   9.250          1,068.23   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Apr-99
23630013021   8.875          3,879.55   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.500   13.450   7.450     1-Apr-99
23630013047   9.125          4,310.26   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.750   7.750     1-Apr-99
23630013061   8.875          1,635.87   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Apr-99
23630013076   9.625          806.37     1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
23630013103   9.450          1,816.75   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-00
23630013147   7.500          4,869.27   1-Jun-97   1-May-27       ARM     1YRCMT      3.250   13.500   7.500     1-May-99
23630013287   8.375          8,736.80   1-Oct-97   1-Sep-07       ARM     1YRCMT      3.250   13.450   7.950     1-Mar-99
23630013300   9.690          2,051.41   1-Sep-97   1-Aug-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23630013315   10.500         4,708.34   1-Sep-97   1-Aug-22       ARM     6MOLIBOR    4.750   13.950   7.950     1-Aug-99
23630013337   10.500         1,277.65   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Aug-99
23630013461   7.875          1,340.88   1-Nov-97   1-Oct-27       ARM     1YRCMT      3.250   13.250   7.250     1-Apr-99
23630013487   9.625          1,992.29   1-Dec-97   1-Nov-17       ARM     6MOLIBOR    4.630   14.500   8.500     1-May-99
23630013500   7.500          3,619.67   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.250   13.000   7.500     1-May-99
23630013514   8.875          1,231.85   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-May-99
23630013519   8.750          2,045.69   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.750   8.250     1-May-99
23630013574   9.375          1,296.19   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.250   13.950   7.950     1-Jun-99
23630013575   9.375          1,296.22   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.250   13.950   7.950     1-Jun-99
23630013609   9.625          3,097.80   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
23630013645   8.750          10,890.95  1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.650   13.250   7.950     1-Jul-99
23630013647   8.625          4,665.56   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.750   7.750     1-Jul-99
23630013716   9.875          1,606.45   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23630013772   9.750          4,838.58   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.500   13.250   7.750     1-Mar-99
23630013793   8.750          9,432.62   1-Apr-98   1-Mar-28       ARM     1YRCMT      3.625   13.250   7.750     1-Mar-99
23630014003   8.875          4,927.57   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
23650013428   10.000         2,544.96   1-Nov-97   1-Oct-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23650013775   8.500          1,691.61   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650013975   8.400          2,827.95   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650013984   8.650          3,792.61   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650014053   8.400          3,428.27   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650014065   8.195          2,952.25   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23700013018   10.250         1,958.28   1-May-97   1-Apr-17       ARM     6MOLIBOR    4.950   13.950   7.950     1-Apr-99
23700013093   9.250          2,723.55   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
23700013188   9.875          3,574.22   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Jun-99
23700013299   10.500         1,734.50   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Aug-99
23700013325   9.250          4,108.35   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.450   13.750   7.750     1-Aug-99
23700013365   10.000         4,382.32   1-Oct-97   1-Sep-07       ARM     6MOLIBOR    4.250   13.750   8.250     1-Mar-99
23700013372   10.750         6,145.76   1-Oct-97   1-Sep-12       ARM     6MOLIBOR    5.000   14.500   8.500     22-Feb-99
23700013405   10.250         5,581.88   1-Oct-97   1-Sep-17       ARM     6MOLIBOR    4.500   13.950   8.250     1-Mar-99
23700013493   9.750          7,248.64   1-Dec-97   1-Nov-22       ARM     6MOLIBOR    4.750   13.950   8.450     1-May-99
23700013557   9.875          4,336.45   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.750   13.500   8.000     1-Jun-99
23700013558   8.875          5,726.17   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-Jun-99
23700013583   9.375          1,510.96   1-Feb-98   1-Jan-23       ARM     6MOLIBOR    4.250   13.500   7.500     1-Jul-99
23700013590   7.625          2,827.11   1-Jan-98   1-Dec-27       ARM     1YRCMT      2.990   13.250   7.250     1-Jun-99
23700013593   9.875          1,550.94   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.750   13.950   8.450     1-Jul-99
23700013605   9.750          1,173.29   1-Mar-98   1-Feb-18       ARM     6MOLIBOR    4.500   13.750   7.750     1-Aug-99
23700013660   9.375          6,936.43   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Jul-99
23700013661   9.750          2,366.77   1-Apr-98   1-Mar-18       ARM     6MOLIBOR    4.250   13.750   7.750     1-Mar-99
23700013672   9.625          9,765.73   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.500   8.000     1-Jul-99
23700013727   10.000         5,784.72   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.250   13.700   8.200     1-Mar-99
23700013731   9.750          7,721.16   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.500   13.750   7.750     1-Aug-99
23700013749   9.625          1,816.96   1-Apr-98   1-Mar-18       ARM     6MOLIBOR    3.950   13.500   8.000     1-Mar-99
23700013860   9.625          3,199.56   1-May-98   1-Apr-28       ARM     6MOLIBOR    4.250   13.450   7.950     1-Apr-99
23700013952   9.250          1,311.12   1-Jun-98   1-May-28       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
23700014062   8.125          1,402.82   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    2.950   13.700   7.700     1-Jun-99
23720013321   10.480         9,663.23   1-Sep-97   1-Aug-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013531   9.750          3,118.99   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013547   9.450          4,964.63   1-Jan-98   1-Dec-04       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013695   8.875          10,964.63  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013754   9.250          12,631.64  1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013875   10.125         4,587.64   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013882   9.445          1,736.38   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013890   9.125          5,383.36   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013898   9.250          3,907.71   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013911   8.750          1,404.27   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013987   9.400          7,085.33   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720014000   9.025          6,149.15   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720014045   9.640          1,880.91   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720014054   8.195          3,251.21   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24330013113   10.750         2,660.43   1-Jun-97   1-May-04       FIXED   FIXED       N/A     N/A      N/A       N/A
24630011333   10.250         2,614.02   1-Sep-95   1-Aug-25       ARM     6MOLIBOR    4.550   13.750   7.750     1-Aug-99
24630012999   9.375          1,163.22   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
24630013005   8.950          2,242.88   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   8.950     1-Apr-00
24630013013   9.375          1,577.00   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
24630013020   9.125          2,113.02   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
24630013085   9.375          2,323.24   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
24630013108   8.750          1,572.15   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013117   9.000          1,768.97   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-May-99
24630013133   9.000          849.13     1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
24630013139   9.000          3,217.58   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
24630013148   8.750          3,908.75   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013190   8.875          3,006.58   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
24630013196   8.875          2,182.85   1-Jul-97   1-Jun-17       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
24630013208   9.125          757.97     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
24630013214   9.125          2,335.83   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
24630013235   9.625          2,412.71   1-Aug-97   1-Jul-12       ARM     6MOLIBOR    4.500   14.250   8.250     1-Jul-99
24630013251   9.125          609.65     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
24630013270   8.875          1,873.62   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
24630013302   10.000         1,051.20   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   14.250   8.250     1-Aug-99
24630013304   9.500          3,241.76   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
24630013313   9.750          1,650.91   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
24630013332   9.500          1,322.74   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Aug-99
24630013333   9.125          1,574.98   1-Sep-97   1-Aug-27       ARM     1YRCMT      3.750   13.500   7.500     1-Aug-99
24630013352   9.500          3,273.93   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
24630013371   10.000         4,925.99   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Mar-99
24630013385   9.500          3,594.66   1-Oct-97   1-Sep-22       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
24630013394   9.500          2,849.38   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
24630013411   9.125          1,271.82   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
24630013436   8.875          953.85     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Apr-99
24630013479   8.500          3,601.16   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013489   8.750          1,155.48   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013490   8.625          2,152.25   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013506   8.500          2,217.41   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013509   8.500          922.64     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.750   7.750     1-May-99
24630013515   9.625          11,304.86  1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24630013517   8.500          1,049.48   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013535   9.250          2,326.09   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-May-99
24630013538   8.625          1,159.71   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013542   8.875          3,062.07   1-Jan-98   1-Dec-27       ARM     1YRCMT      4.250   13.700   7.700     1-Jun-99
24630013549   8.625          3,266.37   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013555   8.625          3,468.57   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013556   8.625          1,480.70   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013587   8.625          1,095.91   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013589   8.625          4,515.85   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013591   8.875          953.82     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
24630013624   7.625          2,005.12   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.990   13.250   7.250     1-Jul-99
24630013635   8.125          3,660.14   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.500   13.250   7.250     1-Jul-99
24630013692   8.625          1,912.69   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
24630013702   8.625          1,513.24   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
24630013714   8.750          1,296.21   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Aug-99
24630013720   8.750          5,685.27   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Aug-99
24630013756   8.750          943.33     1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
24630013765   8.375          4,320.84   1-Apr-98   1-Mar-28       ARM     1YRCMT      3.250   13.250   7.250     1-Mar-99
24630013766   9.000          2,565.64   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
24630013771   8.750          1,446.16   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.250   7.250     1-Mar-99
24630013777   8.750          2,169.58   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
24630013789   9.000          2,999.24   1-Apr-98   1-Mar-05       FIXED   FIXED       N/A     N/A      N/A       N/A
24630013854   8.750          1,571.15   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
24630013922   8.750          1,193.68   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013931   7.250          3,338.03   1-Jun-98   1-May-28       ARM     1YRCMT      2.990   13.250   7.250     1-May-99
24630013956   8.500          3,139.76   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013963   8.500          1,728.14   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013990   8.500          5,184.69   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013991   8.625          3,932.66   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630014009   8.500          1,094.55   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630014052   9.125          6,927.01   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    4.000   14.125   8.125     1-Jun-99
24630014067   8.625          1,204.19   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630014078   7.875          3,260.99   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    2.750   12.250   7.250     1-Jun-99
24650012784   9.880          5,931.17   1-Mar-97   1-Feb-02       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013220   9.880          912.16     1-Jul-97   1-Jun-02       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013384   9.000          9,444.26   1-Oct-97   1-Sep-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013465   9.625          2,039.98   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013485   9.125          3,254.54   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013671   9.130          8,139.95   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013674   9.500          1,681.71   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013815   8.790          1,395.87   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013816   8.790          2,368.68   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013838   9.125          884.83     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013853   9.500          1,229.75   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013855   9.500          1,185.61   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013859   8.750          2,753.46   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013944   8.570          2,873.03   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013946   8.400          1,457.02   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013980   8.900          2,411.93   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013992   8.900          3,701.86   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650014014   8.750          1,258.73   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650014024   8.400          7,313.65   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650014034   9.400          2,302.74   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24700012968   9.875          2,411.40   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
24700013000   10.500         9,039.14   1-Apr-97   1-Mar-22       ARM     6MOLIBOR    4.750   13.950   7.950     1-Mar-99
24700013172   9.625          2,429.46   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
24700013183   11.000         566.37     1-Jul-97   1-Jun-27       ARM     PRIME       3.250   14.750   8.750     1-Jun-99
24700013317   10.250         2,429.57   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
24700013322   10.250         2,413.02   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
24700013390   10.250         7,109.02   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-Mar-99
24700013412   9.875          4,401.44   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
24700013438   9.625          4,074.37   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-Apr-99
24700013475   9.250          862.93     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-May-99
24700013744   9.700          1,792.71   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Aug-99
24700013970   10.250         9,843.31   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.500   13.950   8.250     1-Mar-99
24720013642   9.875          3,691.72   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24720013688   9.375          6,487.68   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24720013965   10.000         526.55     1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25630011929   10.000         1,233.44   1-Mar-96   1-Feb-26       ARM     6MOLIBOR    4.250   13.500   7.500     1-Aug-99
25630012969   8.375          2,051.49   1-Apr-97   1-Mar-27       ARM     1YRCMT      3.250   13.500   7.500     1-Mar-99
25630013007   7.625          7,051.49   1-May-97   1-Apr-27       ARM     1YRCMT      3.000   13.500   7.500     1-Apr-99
25630013054   7.875          11,485.67  1-May-97   1-Apr-27       ARM     1YRCMT      3.250   13.500   7.500     1-Apr-99
25630013075   8.875          2,782.69   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Apr-99
25630013077   7.375          4,948.42   1-Jun-97   1-May-27       ARM     1YRCMT      3.125   13.375   7.375     1-May-99
25630013087   7.500          3,153.94   1-Jun-97   1-May-27       ARM     1YRCMT      3.500   13.500   7.500     1-May-99
25630013100   7.750          5,920.64   1-Jun-97   1-May-27       ARM     1YRCMT      3.500   13.750   7.750     1-May-99
25630013101   7.500          3,151.63   1-Jun-97   1-May-27       ARM     1YRCMT      3.250   13.500   7.500     1-May-99
25630013123   7.250          2,939.48   1-Jun-97   1-May-27       ARM     1YRCMT      2.950   13.250   7.250     1-May-99
25630013162   7.875          4,787.04   1-Jul-97   1-Jun-27       ARM     1YRCMT      3.250   13.500   7.500     1-Jun-99
25630013252   7.875          1,088.20   1-Aug-97   1-Jul-27       ARM     1YRCMT      3.250   13.500   7.500     1-Jul-99
25630013255   8.125          2,450.67   1-Aug-97   1-Jul-27       ARM     1YRCMT      3.500   13.450   7.950     1-Jul-99
25630013296   8.625          4,437.05   1-Sep-97   1-Aug-27       ARM     1YRCMT      3.250   13.500   7.500     1-Aug-99
25630013360   8.375          2,013.70   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.250   13.450   7.950     1-Mar-99
25630013396   8.625          3,887.24   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.500   13.450   7.950     1-Mar-99
25630013397   8.625          3,692.87   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.500   13.450   7.950     1-Mar-99
25630013427   7.500          8,045.50   1-Nov-97   1-Oct-27       ARM     1YRCMT      2.950   13.250   7.250     1-Apr-99
25630013472   7.950          7,856.25   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.500   13.450   7.950     1-May-99
25630013473   7.950          6,722.28   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.500   13.450   7.950     1-May-99
25630013649   7.250          2,181.56   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.950   13.250   7.250     1-Jul-99
25630013769   8.290          3,506.48   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25630013976   7.250          2,080.64   1-Jun-98   1-May-28       ARM     1YRCMT      2.990   12.250   7.250     1-May-99
25650013474   9.300          2,590.46   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
25650013536   8.960          6,413.97   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
25650013805   8.290          6,843.29   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25650013988   8.900          1,602.85   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25700013079   9.250          1,352.03   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Apr-99
25700013424   9.625          5,170.11   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.750   8.250     1-Apr-99
25700013534   10.250         1,567.05   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    5.250   14.250   8.750     1-May-99
25700013588   9.125          8,167.27   1-Feb-98   1-Jan-18       ARM     6MOLIBOR    3.950   13.750   8.250     1-Jul-99
25720013995   8.900          1,873.98   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25720014036   8.890          3,346.23   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26600013221   9.625          10,613.39  1-Jul-97   1-Jun-07       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
26630012473   11.250         4,122.27   1-Aug-95   1-Jul-25       ARM     PRIME       3.550   16.450   8.450     1-Jul-99
26630012982   8.875          4,769.48   1-Apr-97   1-Mar-27       ARM     1YRCMT      3.750   13.500   7.500     1-Mar-99
26630013025   9.125          3,117.65   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
26630013031   9.125          2,031.84   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
26630013053   8.125          1,066.17   1-May-97   1-Apr-27       ARM     1YRCMT      3.500   13.500   7.500     1-Apr-99
26630013062   8.875          1,489.39   1-Jan-97   1-Dec-26       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
26630013066   9.875          1,418.11   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.750   7.750     1-Apr-99
26630013067   8.750          1,927.86   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013102   8.750          1,022.41   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013114   8.750          1,218.51   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013134   8.750          3,922.51   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013151   9.125          11,987.99  1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
26630013203   7.500          910.24     1-Jul-97   1-Jun-27       ARM     1YRCMT      2.950   13.250   7.250     1-Jun-99
26630013277   9.500          2,475.91   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
26630013329   10.000         1,892.24   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Mar-99
26630013334   10.000         3,501.62   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   13.500   7.500     1-Aug-99
26630013375   8.625          1,592.76   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.500   13.500   8.000     1-Mar-99
26630013408   8.000          8,420.13   1-Oct-97   1-Sep-27       ARM     1YRCMT      2.950   13.500   7.750     1-Mar-99
26630013458   7.875          1,553.94   1-Nov-97   1-Oct-27       ARM     1YRCMT      3.250   13.250   7.250     1-Apr-99
26630013526   8.875          832.39     1-Jan-98   1-Dec-17       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
26630013529   9.250          3,948.85   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
26630013643   8.625          4,161.86   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.750   7.750     1-Jul-99
26630013901   8.750          2,609.20   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26650013530   8.500          2,114.52   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013733   8.560          1,670.05   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013738   9.310          1,995.88   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013757   9.310          892.17     1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013762   8.560          3,131.34   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013821   8.540          2,377.00   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013838   8.790          6,513.87   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013844   8.820          4,116.87   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013851   8.570          2,205.56   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013856   8.570          2,476.42   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013888   8.070          1,721.06   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013909   9.570          1,979.57   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013924   8.320          7,750.99   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013941   8.070          2,585.28   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013962   8.275          2,861.50   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650014029   8.400          3,009.26   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650014059   8.640          3,115.43   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26700012569   8.500          1,221.18   1-Dec-96   1-Nov-26       ARM     6MOLIBOR    3.500   13.450   7.450     1-May-99
26700012929   10.750         1,747.28   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Mar-99
26700012967   10.250         1,430.71   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
26700013145   9.625          3,147.26   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
26700013223   9.625          12,778.94  1-Jul-97   1-Jun-12       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
26700013227   9.625          15,749.71  1-Aug-97   1-Jul-12       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
26700013268   10.000         2,008.04   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Aug-99
26700013278   9.375          4,767.88   1-Aug-97   1-Jul-22       ARM     6MOLIBOR    4.250   13.750   7.750     1-Jul-99
26700013403   9.625          1,401.74   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.950   8.450     1-Apr-99
26700013449   9.625          2,168.53   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.200   7.700     1-Apr-99
26700013496   8.875          4,136.10   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.950   13.950   7.950     1-May-99
26700013627   8.875          1,985.75   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.700   13.500   7.500     1-Jul-99
26700013664   9.625          4,132.09   1-Feb-98   1-Jan-18       ARM     6MOLIBOR    4.500   14.200   8.200     1-Jul-99
26700013934   8.625          4,390.69   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.700   13.500   7.500     1-May-99
26720013654   9.780          1,697.16   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26720013887   9.320          3,311.02   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26720013933   9.790          2,659.47   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26720014038   9.140          3,258.87   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
27630013230   9.375          1,891.83   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.200   14.000   8.000     1-Jul-99
27630013896   9.500          2,064.89   1-May-98   1-Apr-18       ARM     6MOLIBOR    4.125   13.500   8.250     1-Apr-99
27650013813   9.040          605.63     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
27650013999   8.900          1,196.16   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
27700013116   9.500          1,344.86   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
27700013267   9.375          1,413.67   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.200   14.000   8.000     1-Jul-99
27700013389   10.250         3,132.53   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.875   14.330   8.330     1-Apr-99
27720013977   9.400          937.77     1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28630013126   9.500          1,182.46   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   15.500   9.500     1-May-00
28630013269   8.375          899.44     1-Aug-97   1-Jul-27       ARM     1YRCMT      3.750   13.500   7.500     1-Jul-99
28630013602   7.500          1,154.16   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.700   13.500   7.500     1-Jul-99
28630013707   9.950          1,047.18   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
28630013753   9.000          1,810.41   1-Mar-98   1-Feb-03       FIXED   FIXED       N/A     N/A      N/A       N/A
28630013817   8.000          8,803.13   1-May-98   1-Apr-28       ARM     1YRCMT      3.375   13.990   7.990     1-Apr-99
28630013985   9.650          3,082.53   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013836   8.853          2,382.21   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013889   8.695          4,133.06   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013917   9.310          1,186.79   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013937   8.963          2,556.26   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013943   9.000          1,750.06   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013968   8.963          7,518.40   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013997   8.900          1,076.55   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28700013089   10.875         5,649.07   1-May-97   1-Apr-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Apr-99
28700013119   10.500         2,262.15   1-Jun-97   1-May-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-May-99
28700013239   9.875          22,478.50  1-Aug-97   1-Jul-17       ARM     6MOLIBOR    4.750   14.500   8.500     1-Jul-99
28700013338   9.500          1,486.27   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
28700013357   9.625          8,831.37   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
28700013363   12.000         5,483.60   1-Oct-97   1-Sep-17       ARM     PRIME       3.500   14.450   8.950     1-Mar-99
28700013388   10.250         4,292.88   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
28700013644   10.500         6,403.38   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.950   10.500    1-Jul-99
28720013770   10.000         1,908.28   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28720013996   10.150         2,026.19   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28720014049   10.150         2,757.89   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29630013166   9.125          1,175.99   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
29630013198   9.125          2,521.39   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
29630013205   9.125          661.78     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
29630013294   9.500          1,805.65   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.755   13.450   7.950     1-Aug-99
29630013331   9.000          2,212.41   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-May-99
29630013478   9.000          2,775.79   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-May-99
29630013510   9.000          2,533.82   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-May-99
29630013516   9.125          7,117.60   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Jun-99
29630013533   9.125          1,220.24   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Jun-99
29630013632   8.125          2,708.92   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.500   13.250   7.250     1-Jul-99
29630013732   8.875          5,752.06   1-Mar-98   1-Feb-28       ARM     1YRCMT      3.500   13.990   7.990     1-Aug-99
29630013826   9.000          1,657.69   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
29630013827   9.000          2,225.45   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
29630013829   9.000          1,059.09   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
29650013453   9.500          1,425.25   1-Nov-97   1-Oct-07       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013504   9.500          1,759.49   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013541   9.550          3,016.07   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013807   8.875          1,432.17   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013880   9.570          10,067.00  1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013883   8.700          1,115.97   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013895   8.780          1,366.68   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013900   8.875          835.43     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013978   8.650          1,364.25   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29700013297   9.750          3,002.44   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Aug-99
29700013362   10.250         992.94     1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
29700013455   11.500         1,328.19   1-Nov-97   1-Oct-02       ARM     PRIME       3.250   14.750   9.250     1-Apr-99
29700013708   10.500         2,046.05   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    5.000   14.500   8.500     1-Aug-99
29700013797   9.200          3,323.63   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Mar-99
29720013734   9.630          1,147.58   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720013959   10.150         4,443.39   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720013982   9.650          1,064.78   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720014043   8.775          7,002.67   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720014044   9.850          1,796.30   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A


                                   EXHIBIT A-1

                                 CLASS A-1 BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                     CLASS A-1 COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

Bond Interest Rate:  As determined in    Aggregate Bond Principal Amount of the
accordance with the Indenture            Class A-1 Bonds as of the Closing Date:
                                         $100,000,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class A-1 Bond as of the Closing Date:
                                         $__________

Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. A-1-__

                                         CUSIP No. 449235 AA 8

                                         ISIN No. US449235AA87

                                         Common Code:  9551794

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EACH TRANSFEREE OF THIS BOND OR A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO REPRESENT THAT THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: ERISA PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [___________] or registered assigns, the principal sum of $ [______________] no later than the Stated Maturity Date referred to above. On each Payment Date, the Issuer will pay interest on this Bond at a rate per annum equal to the Bond Interest Rate for the applicable Interest Accrual Period, as determined in accordance with the Indenture. The "Interest Accrual Period" with respect to this Bond is the period from the immediately preceding Payment Date (or with respect to the Initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual  retirement  accounts  and  annuities,  Keogh  plans  and  collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will meet all relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: ERISA Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

     Failure to make timely payments of interest and principal on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all interest on and principal of this Bond by its Stated Maturity Date and (b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay all interest within five (5) days of the Payment Date on which payment is due (excluding any LIBOR Deficiency Amounts) will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

     No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     A. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     B. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     C. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     D. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     E. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

     Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment of interest on this Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond of interest and principal shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                   EXHIBIT A-2

                                 CLASS A-2 BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                     CLASS A-2 COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

Bond Interest Rate:  As determined in    Aggregate Bond Principal Amount of the
accordance with the Indenture            Class A-2 Bonds as of the Closing Date:
                                         $94,831,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class A-2 Bond as of the Closing Date:
                                         $__________

Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. A-2-__

                                         CUSIP No. 449235 AB 6

                                         ISIN No. US449235AB60

                                         Common Code:  9551808

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EACH TRANSFEREE OF THIS BOND OR A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO REPRESENT THAT THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: ERISA PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $______________ no later than the Stated Maturity Date referred to above. On each Payment Date, the Issuer will pay interest on this Bond at a rate per annum equal to the Bond Interest Rate for the applicable Interest Accrual Period, as determined in accordance with the Indenture. The "Interest Accrual Period" with respect to this Bond is the period from the immediately preceding Payment Date (or with respect to the Initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual  retirement  accounts  and  annuities,  Keogh  plans  and  collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will meet all relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: ERISA Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

     Failure to make timely payments of interest and principal on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all interest on and principal of this Bond by its Stated Maturity Date and (b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay all interest within five (5) days of the Payment Date on which payment is due (excluding any LIBOR Deficiency Amounts) will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

            No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

     Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment of interest on this Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond of interest and principal shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                   EXHIBIT A-3

                                  CLASS S BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                      CLASS S COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

                                         Aggregate Bond Principal Amount of the
                                         Class S Bonds as of the Closing Date:
                                         $12,150,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class S Bond as of the Closing Date:
                                         $__________


Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. S-__

                                         CUSIP No. 449235 AC 4

                                         ISIN No. US449235AC44

                                         Common Code:  9552715

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EACH TRANSFEREE OF THIS BOND OR A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO REPRESENT THAT THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: ERISA PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THE AMOUNTS PAYABLE TO THE CLASS S BONDS IN RESPECT OF CLASS S SHORTFALLS AND CLASS S EARLY TERMINATION AMOUNTS ARE SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MARCH [__], 1999. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $[______] OF OID PER $1,000 OF INITIAL BOND PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS [____]% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $1,000 OF INITIAL BOND PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [____________] or registered assigns, the Class S Distributable Amount on each Payment Date, as determined in accordance with the Indenture. The Issuer will also pay any Class S Shortfalls and the Class S Early Termination Amount, if any, in each case in accordance with the terms of the Indenture. This Bond will not accrue interest, except for interest on Class S Shortfalls to the extent specified in the Indenture.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual  retirement  accounts  and  annuities,  Keogh  plans  and  collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will meet all relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: ERISA Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

     Failure to make timely payments of amounts due on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all unpaid Scheduled Payments or, if an acceleration or an optional redemption pursuant to Section 11.01 of the Indenture has occurred, the Class S Early Termination Amount, by the Stated Maturity Date of this Bond and
(b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay the Class S Distributable Amount within five (5) days of the Payment Date on which payment is due (excluding any Class S Shortfalls), will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

     No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

            Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment on this Bond is deemed to be in excess of the Highest Lawful Rate, the Issuer stipulates that such excess will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                   EXHIBIT A-4

                                 CLASS A-3 BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                     CLASS A-3 COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

Bond Interest Rate:  As determined in    Aggregate Bond Principal Amount of the
accordance with the Indenture            Class A-3 Bonds as of the Closing Date:
                                         $17,447,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class A-3 Bond as of the Closing Date:
                                         $__________


Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. A-3-__

                                         CUSIP No. 449235 AD 2

                                         ISIN No. US449235AD27

                                         Common Code:  9551832

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EACH TRANSFEREE OF THIS BOND OR A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO REPRESENT THAT THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: ERISA PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS BOND IS SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $______________ no later than the Stated Maturity Date referred to above. On each Payment Date, the Issuer will pay interest on this Bond at a rate per annum equal to the Bond Interest Rate for the applicable Interest Accrual Period, as determined in accordance with the Indenture. The "Interest Accrual Period" with respect to this Bond is the period from the immediately preceding Payment Date (or with respect to the Initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual  retirement  accounts  and  annuities,  Keogh  plans  and  collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will meet all relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: ERISA Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

     Failure to make timely payments of interest and principal on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all interest on and principal of this Bond by its Stated Maturity Date and (b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay all interest within five (5) days of the Payment Date on which payment is due (excluding any LIBOR Deficiency Amounts) will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

     No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

            Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment of interest on this Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond of interest and principal shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                   EXHIBIT A-5

                                  CLASS B BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                      CLASS B COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

Bond Interest Rate:  As determined in    Aggregate Bond Principal Amount of the
accordance with the Indenture            Class B Bonds as of the Closing Date:
                                         $11,631,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class B Bond as of the Closing Date:
                                         $__________


Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust Company

Bond No. B-__

                                         CUSIP No. 449235 AE 0

                                         ISIN No. US449235AE00

                                         Common Code:  9551867

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EACH TRANSFEREE OF THIS BOND OR A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO REPRESENT THAT THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: ERISA PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS BOND IS SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $______________ no later than the Stated Maturity Date referred to above. On each Payment Date, the Issuer will pay interest on this Bond at a rate per annum equal to the Bond Interest Rate for the applicable Interest Accrual Period, as determined in accordance with the Indenture. The "Interest Accrual Period" with respect this Bond is the period from the immediately preceding Payment Date (or with respect to the Initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual  retirement  accounts  and  annuities,  Keogh  plans  and  collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will meet all relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: ERISA Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

     Failure to make timely payments of interest and principal on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all interest on and principal of this Bond by its Stated Maturity Date and (b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay all interest within five (5) days of the Payment Date on which payment is due (excluding any LIBOR Deficiency Amounts) will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

            No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

            Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment of interest on this Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond of interest and principal shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                   EXHIBIT A-6

                                  CLASS C BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                      CLASS C COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

Bond Interest Rate:  As determined in    Aggregate Bond Principal Amount of the
accordance with the Indenture            Class C Bonds as of the Closing Date:
                                         $14,539,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class C Bond as of the Closing Date:
                                         $__________


Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. C-__

                                         CUSIP No. 449235 AF 7

                                         ISIN No. US449235AF74

                                         Common Code:  9551883

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EACH TRANSFEREE OF THIS BOND OR A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO REPRESENT THAT THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: ERISA PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS BOND IS SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $______________ no later than the Stated Maturity Date referred to above. On each Payment Date, the Issuer will pay interest on this Bond at a rate per annum equal to the Bond Interest Rate for the applicable Interest Accrual Period, as determined in accordance with the Indenture. The "Interest Accrual Period" with respect to this Bond is the period from the immediately preceding Payment Date (or with respect to the Initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual  retirement  accounts  and  annuities,  Keogh  plans  and  collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will meet all relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: ERISA Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

     Failure to make timely payments of interest and principal on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all interest on and principal of this Bond by its Stated Maturity Date and (b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay all interest within five (5) days of the Payment Date on which payment is due (excluding any LIBOR Deficiency Amounts) will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

            No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

     Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment of interest on this Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond of interest and principal shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                   EXHIBIT A-7

                                  CLASS D BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                      CLASS D COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

Bond Interest Rate:  As determined in    Aggregate Bond Principal Amount of the
accordance with the Indenture            Class D Bonds as of the Closing Date:
                                         $13,085,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class D Bond as of the Closing Date:
                                         $__________


Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. D-__

                                         CUSIP No. 449235 AG 5

                                         ISIN No. US449235AG57

                                         Common Code:  9551913

[If this Bond is to be held by or for The Depository Trust Company, then insert:
Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

EACH TRANSFEREE OF THIS BOND OR A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO REPRESENT THAT THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: ERISA PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS BOND IS SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $______________ no later than the Stated Maturity Date referred to above. On each Payment Date, the Issuer will pay interest on this Bond at a rate per annum equal to the Bond Interest Rate for the applicable Interest Accrual Period, as determined in accordance with the Indenture. The "Interest Accrual Period" with respect to this Bond is the period from the immediately preceding Payment Date (or with respect to the Initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond shall be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds"). This Bond may be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may, if held in book-entry form, cease to be held in book-entry form and will be held as a Definitive Bond.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual  retirement  accounts  and  annuities,  Keogh  plans  and  collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will meet all relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: ERISA Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

     Failure to make timely payments of interest and principal on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all interest on and principal of this Bond by its Stated Maturity Date and (b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay all interest within five (5) days of the Payment Date on which payment is due (excluding any LIBOR Deficiency Amounts) will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

            No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

            Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment of interest on this Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond of interest and principal shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                   EXHIBIT A-8

                                  CLASS X BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                      CLASS X COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

                                         Aggregate Bond Principal Amount of the
                                         Class X Bonds as of the Closing Date:
                                         $2,700,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class X Bond as of the Closing Date:
                                         $__________


Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. X-__

THIS BOND OR ANY BENEFICIAL INTEREST THEREIN MAY NOT BE TRANSFERRED UNLESS THE BOND REGISTRAR HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS BOND IS SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN

THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. UNLESS OTHERWISE PERMITTED PURSUANT TO SECTION 2.13 OF THE INDENTURE, NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND OR INTEREST HEREIN SHALL BE MADE UNLESS (I) SUCH TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION AND/OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IS OTHERWISE MADE IN ACCORDANCE WITH THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AND (II) FOR SO LONG AS ANY OFFERED BOND IS OUTSTANDING, EITHER (A) THIS BOND IS TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF TOGETHER WITH ALL OTHER OUTSTANDING PRIVATE BONDS AND THE OWNERSHIP CERTIFICATE TO A REIT OR A QRS THAT HAS PROVIDED TO THE BOND REGISTRAR A CERTIFICATE TO THE EFFECT THAT IT IS A REIT OR A QRS, AS APPLICABLE, OR (B) THE TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND WOULD NOT CAUSE THE ISSUER TO BE TREATED AS A SEPARATE ASSOCIATION TAXABLE AS A CORPORATION, AS EVIDENCED BY AN OPINION OF COUNSEL DELIVERED TO THE INDENTURE TRUSTEE.

     This certifies that _______________ is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [____________] or registered assigns, the Class X Distributable Amount on each Payment Date, as determined in accordance with the Indenture. The Issuer will also pay any Class X Shortfalls and the Class X Early Termination Amount, if any, in each case in accordance with the terms of the Indenture. This Bond will not accrue interest except with respect to Class X Shortfalls to the extent specified in the Indenture.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     This Bond shall be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. Each Person who acquires this Bond or any interest herein shall represent and warrant to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     In  addition  any  transferee  will  make  each  of  the   representations,
warranties and covenants contained in the certificate of transfer delivered to the transferor pursuant to Section 2.13 of the Indenture, as applicable.

     Any Holder of this Bond desiring to effect a transfer of this Bond or interest therein shall, and by acceptance of this Bond does hereby agree to, indemnify the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee, the Fiscal Agent and the Bond Registrar against any liability that may result if the transfer is not exempt or is not made in accordance with the Securities Act or any applicable state securities Laws.

     Failure to make timely payments of amounts due on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all unpaid Scheduled Payments or, if an acceleration or an optional redemption pursuant to Section 11.01 of the Indenture has occurred, the Class X Early Termination Amount, by the Stated Maturity Date of this Bond and
(b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay the Class X Distributable Amount within five (5) days of the Payment Date on which payment is due (excluding any Class X Shortfalls), will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

            No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

            Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment on this Bond is deemed to be in excess of the Highest Lawful Rate, the Issuer stipulates that such excess will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                       By:  ____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                       By:  ____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                   EXHIBIT A-9

                                  CLASS E BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                      CLASS E COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

Bond Interest Rate:  As determined in    Aggregate Bond Principal Amount of the
accordance with the Indenture            Class E Bonds as of the Closing Date:
                                         $4,361,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class E Bond as of the Closing Date:
                                         $__________

Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. E-__

                                         CUSIP No. 449235 AH 3

                                         ISIN No. US449235AH31

                                         Common Code:  9551930

[If this Bond is to be held by or for The Depository Trust Company, then insert:
Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

EACH TRANSFEREE OF THIS BOND OR A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO REPRESENT THAT THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: ERISA PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS BOND IS SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $______________ no later than the Stated Maturity Date referred to above. On each Payment Date, the Issuer will pay interest on this Bond at a rate per annum equal to the Bond Interest Rate for the applicable Interest Accrual Period, as determined in accordance with the Indenture. The "Interest Accrual Period" with respect to this Bond is the period from the immediately preceding Payment Date (or with respect to the Initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     Initially, this Bond shall be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds"). This Bond may be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). Under certain circumstances described herein, this Bond may, if held in book-entry form, cease to be held in book-entry form and will be held as a Definitive Bond.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual  retirement  accounts  and  annuities,  Keogh  plans  and  collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except in accordance with the Indenture. Each Person who acquires this Bond or any interest herein shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will meet all relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: ERISA Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

     Failure to make timely payments of interest and principal on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all interest on and principal of this Bond by its Stated Maturity Date and (b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay all interest within five (5) days of the Payment Date on which payment is due (excluding any LIBOR Deficiency Amounts) will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

            No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

     Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment of interest on this Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond of interest and principal shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                  EXHIBIT A-10

                                  CLASS F BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                      CLASS F COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

Bond Interest Rate:  6.00%               Aggregate Bond Principal Amount of the
                                         Class F Bonds as of the Closing Date:
                                         $8,723,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class F Bond as of the Closing Date:
                                         $__________

Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. F-__

THIS BOND OR ANY BENEFICIAL INTEREST THEREIN MAY NOT BE TRANSFERRED UNLESS THE BOND REGISTRAR HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS BOND IS SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. UNLESS OTHERWISE PERMITTED PURSUANT TO SECTION 2.13 OF THE INDENTURE, NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND OR INTEREST HEREIN SHALL BE MADE UNLESS (I) SUCH TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION AND/OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IS OTHERWISE MADE IN ACCORDANCE WITH THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AND (II) FOR SO LONG AS ANY OFFERED BOND IS OUTSTANDING, EITHER (A) THIS BOND IS TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF TOGETHER WITH ALL OTHER OUTSTANDING PRIVATE BONDS AND THE OWNERSHIP CERTIFICATE TO A REIT OR A QRS THAT HAS PROVIDED TO THE BOND REGISTRAR A CERTIFICATE TO THE EFFECT THAT IT IS A REIT OR A QRS, AS APPLICABLE, OR (B) THE TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND WOULD NOT CAUSE THE ISSUER TO BE TREATED AS A SEPARATE ASSOCIATION TAXABLE AS A CORPORATION, AS EVIDENCED BY AN OPINION OF COUNSEL DELIVERED TO THE INDENTURE TRUSTEE.

     This certifies that ____________ is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to ___________ or registered assigns, the principal sum of $______________ no later than the Stated Maturity Date referred to above. On each Payment Date, the Issuer will pay interest on this Bond at a rate per annum equal to the Bond Interest Rate for the applicable Interest Accrual Period. The "Interest Accrual Period" with respect to any Payment Date and with respect to this Bond is the calendar month preceding the month in which such Payment Date occurs and is assumed to consist of 30 days.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     This Bond shall be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. Each Person who acquires this Bond or any interest herein shall represent and warrant to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     In  addition  any  transferee  will  make  each  of  the   representations,
warranties and covenants contained in the certificate of transfer delivered to the transferor pursuant to Section 2.13 of the Indenture, as applicable.

     Any Holder of this Bond desiring to effect a transfer of this Bond or interest therein shall, and by acceptance of this Bond does hereby agree to, indemnify, the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee, the Fiscal Agent and the Bond Registrar against any liability that may result if the transfer is not exempt or is not made in accordance with the Securities Act or any applicable state securities Laws.

     Failure to make timely payments of interest and principal on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all interest on and principal of this Bond by its Stated Maturity Date and (b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay all interest within five (5) days of the Payment Date on which payment is due (excluding any LIBOR Deficiency Amounts) will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

            No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

            Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment of interest on this Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond of interest and principal shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                  EXHIBIT A-11

                                  CLASS G BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                      CLASS G COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

Bond Interest Rate:  6.00%               Aggregate Bond Principal Amount of the
                                         Class G Bonds as of the Closing Date:
                                         $5,815,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class G Bond as of the Closing Date:
                                         $__________

Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No. G-__

THIS BOND OR ANY BENEFICIAL INTEREST THEREIN MAY NOT BE TRANSFERRED UNLESS THE BOND REGISTRAR HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS BOND IS SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. UNLESS OTHERWISE PERMITTED PURSUANT TO SECTION 2.13 OF THE INDENTURE, NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND OR INTEREST HEREIN SHALL BE MADE UNLESS (I) SUCH TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION AND/OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IS OTHERWISE MADE IN ACCORDANCE WITH THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AND (II) FOR SO LONG AS ANY OFFERED BOND IS OUTSTANDING, EITHER (A) THIS BOND IS TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF TOGETHER WITH ALL OTHER OUTSTANDING PRIVATE BONDS AND THE OWNERSHIP CERTIFICATE TO A REIT OR A QRS THAT HAS PROVIDED TO THE BOND REGISTRAR A CERTIFICATE TO THE EFFECT THAT IT IS A REIT OR A QRS, AS APPLICABLE, OR (B) THE TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND WOULD NOT CAUSE THE ISSUER TO BE TREATED AS A SEPARATE ASSOCIATION TAXABLE AS A CORPORATION, AS EVIDENCED BY AN OPINION OF COUNSEL DELIVERED TO THE INDENTURE TRUSTEE.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [___________] or registered assigns, the principal sum of $______________ no later than the Stated Maturity Date referred to above. On each Payment Date, the Issuer will pay interest on this Bond at a rate per annum equal to the Bond Interest Rate for the applicable Interest Accrual Period. The "Interest Accrual Period" with respect to any Payment Date and with respect to this Bond is the calendar month preceding the month in which such Payment Date occurs and is assumed to consist of 30 days.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     This Bond shall be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. Each Person who acquires this Bond or any interest herein shall represent and warrant to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     In addition, any transferee will make each of the representations, warranties and covenants contained in the certificate of transfer delivered to the transferor pursuant to Section 2.13 of the Indenture, as applicable.

     Any Holder of this Bond desiring to effect a transfer of this Bond or interest therein shall, and by acceptance of this Bond does hereby agree to, indemnify, the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee, the Fiscal Agent and the Bond Registrar against any liability that may result if the transfer is not exempt or is not made in accordance with the Securities Act or any applicable state securities Laws.

     Failure to make timely payments of interest and principal on this Bond will not constitute Issuer Events of Default under the Indenture, except that (a) the failure to pay all interest on and principal of this Bond by its Stated Maturity Date and (b) in the event that, and for so long as, the Class to which this Bond relates is the most senior Outstanding Class of Bonds as determined pursuant to the Indenture, the failure to pay all interest within five (5) days of the Payment Date on which payment is due (excluding any LIBOR Deficiency Amounts) will constitute Issuer Events of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

            No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

            Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment of interest on this Bond is in excess of interest thereon at the Highest Lawful Rate, the Issuer stipulates that the excess payment of interest will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond of interest and principal shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                  EXHIBIT A-12

                                  CLASS H BOND

                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                      CLASS H COLLATERALIZED MORTGAGE BOND
                                  SERIES 1999-1

                                         Aggregate Bond Principal Amount of the
                                         Class H Bonds as of the Closing Date:
                                         $7,269,000

Date of Indenture:  As of February 1,    Initial Bond Principal Amount of this
1999                                     Class H Bond as of the Closing Date:
                                         $__________

Closing Date:  March  10, 1999

First Payment Date:  March 25, 1999

Stated Maturity Date:  June 1, 2030

Issuer:  ICCMAC Multifamily and          Indenture Trustee:  LaSalle National
Commercial Trust 1999-1                  Bank

Owner Trustee:  Wilmington Trust
Company

Bond No.  H-__

THIS BOND OR ANY BENEFICIAL INTEREST THEREIN MAY NOT BE TRANSFERRED UNLESS THE BOND REGISTRAR HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

THIS BOND REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE BOND PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS BOND IS SUBORDINATE TO CERTAIN OTHER CLASSES OF BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. UNLESS OTHERWISE PERMITTED PURSUANT TO SECTION 2.13 OF THE INDENTURE, NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND OR INTEREST HEREIN SHALL BE MADE UNLESS (I) SUCH TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION AND/OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IS OTHERWISE MADE IN ACCORDANCE WITH THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AND (II) FOR SO LONG AS ANY OFFERED BOND IS OUTSTANDING, EITHER (A) THIS BOND IS TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF TOGETHER WITH ALL OTHER OUTSTANDING PRIVATE BONDS AND THE OWNERSHIP CERTIFICATE TO A REIT OR A QRS THAT HAS PROVIDED TO THE BOND REGISTRAR A CERTIFICATE TO THE EFFECT THAT IT IS A REIT OR A QRS, AS APPLICABLE, OR (B) THE TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND WOULD NOT CAUSE THE ISSUER TO BE TREATED AS A SEPARATE ASSOCIATION TAXABLE AS A CORPORATION, AS EVIDENCED BY AN OPINION OF COUNSEL DELIVERED TO THE INDENTURE TRUSTEE.

     This certifies that [____________] is the registered owner of this Bond which is one of a series of Collateralized Mortgage Bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture"), between the Owner Trustee referred to above, on behalf of the Issuer, and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"). A summary of certain of the pertinent provisions of the Indenture is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $______________ no later than the Stated Maturity Date referred to above. This Bond will not accrue interest.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Bond Principal Amounts, on the 25th day of each month or, if any such day is not a Business Day, then on the next succeeding Business Day (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. In the case of Book-Entry Bonds, such payments shall be made by wire transfer to the Depository in immediately available funds. In the case of Bonds other than Book-Entry Bonds, such payments shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date, or upon written request to the Paying Agent five
(5) Business Days prior to the related Record Date by any Holder owning Bonds, by wire transfer in immediately available funds to the account of such Holder specified in such request. Any permitted request for receipt of a wire transfer shall remain effective until modified or rescinded by the Holder that requested such wire transfers. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Collateral, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Payment Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Bond Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount, as requested by the Holder surrendering the same.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same aggregate Bond Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     This Bond shall be held as a fully registered, physical bond (all such Bonds held from time to time in such form the "Definitive Bonds").

     No transfer of this Bond or any interest herein shall be made (A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan. Each Person who acquires this Bond or any interest herein shall represent and warrant to and for the benefit of the Issuer, the Owner Trustee, the Administrator, the Master Servicer, the Special Servicer, the Depositor, the Bond Registrar or the Indenture Trustee that it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

     In  addition  any  transferee  will  make  each  of  the   representations,
warranties and covenants contained in the certificate of transfer delivered to the transferor pursuant to Section 2.13 of the Indenture, as applicable.

     Any Holder of this Bond desiring to effect a transfer of this Bond or interest therein shall, and by acceptance of this Bond does hereby agree to, indemnify, the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee, the Fiscal Agent and the Bond Registrar against any liability that may result if the transfer is not exempt or is not made in accordance with the Securities Act or any applicable state securities Laws.

     Failure to make timely payments of amounts due on this Bond will not constitute Issuer Events of Default under the Indenture, except that the failure to pay all unpaid principal of this Bond by its Stated Maturity Date will constitute an Issuer Event of Default under the Indenture.

     Subject to the applicable requirements of abandoned property Laws, any money held by any Paying Agent in trust for the payment of any amount due with respect to this Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and shall be paid to the Issuer on Issuer Request; and the Holder of this Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer or such Paying Agent with respect to such trust money shall thereupon cease.

            No Holder of this Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     1. such Holder has previously given written notice to the Indenture Trustee of a continuing Issuer Event of Default;

     2. the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds (or such other group of Bondholders as may be required for directing the Indenture Trustee to institute particular Proceedings pursuant to Section 5.12 of the Indenture and shall hold Bonds which, in the aggregate, shall represent more than 50% of the Voting Rights of such Bonds) shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Issuer Event of Default in its own name as Indenture Trustee hereunder;

     3. such Holder or Holders have offered to the Indenture Trustee adequate indemnity or security reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     4. the Indenture Trustee has, for sixty (60) days after its receipt of such notice, request and offer of indemnity or security, failed to institute any such proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Voting Rights of such Bonds;

it being understood and intended that no Holders of this Bond shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Bondholders or to obtain or to seek to obtain priority or preference over any other Bondholders or to enforce any right under the Indenture, except in the manner herein provided and, for the equal and ratable benefit of all Bondholders.

     Each Holder of this Bond by its acceptance hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

            Without the consent of the Holder of this Bond or any Bondholders, the parties to the Indenture at any time and from time to time, may amend the Indenture or enter into one or more indentures supplemental thereto, for any of the following purposes:

     1. to correct and amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject additional property to the lien of the Indenture;

     2. to add to the limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as set forth in the Indenture, additional limitations and restrictions thereafter to be observed;

     3. to evidence the succession, in compliance with the applicable provisions in the Indenture, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained in the Indenture and in the Bonds;

     4. to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders, or to surrender any right or power in the Indenture conferred upon the Issuer;

     5. to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     6. to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provisions herein, or to amend any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not materially and adversely affect the interests of any of the Holders of the Bonds, as evidenced by an Opinion of Counsel or by written confirmation from the Ratings Agencies that such supplement will not cause an Adverse Rating Event;

     7. to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the trusts by more than one trustee, pursuant to the requirements of Section 6.10 or 6.13 of the Indenture; or

     8. to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act or to comply with the requirements of the Trust Indenture Act.

     The Issuer and the Indenture Trustee may enter into any amendment of the Servicing Agreement from time to time, without the consent of the Holder of this Bond or any of the Bondholders, (i) to cure any ambiguity, (ii) to correct, modify, supplement or add any provisions with respect to matters or questions arising thereunder which shall not be inconsistent with the provisions hereof or thereof, or (iii) to comply with any requirements imposed by the Code; provided that such amendment shall not adversely affect in any material respect the interests of any Holder of an Outstanding Bond as evidenced by an Opinion of Counsel to such effect.

     Provided that no Issuer Event of Default has occurred and is continuing, on any Payment Date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 15% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Ownership Certificateholder shall have the option to purchase the assets of the Trust Estate at the Redemption Price and thereby effect an early redemption of the Bonds. The exercise of this option will terminate the Trust and retire the Bonds then Outstanding.

     Any request, demand, authorization, direction, notice, consent, waiver or other action of any Holder shall bind every future Holder of this Bond and the Holder of every Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance hereon, whether or not notation of such action is made upon this Bond.

     Where the Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to the Holder of this Bond, at its address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Holder of this Bond is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to the Holder of this Bond, and any notice that is mailed in the manner provided in this paragraph shall conclusively be presumed to have been duly given.

     The Holder of this Bond, by accepting this Bond, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or any other Proceedings under any United States federal or state bankruptcy or similar Law, in connection with any obligations relating to the Bonds, the Indenture or the Servicing Agreement.

     In the event any payment on this Bond is deemed to be in excess of the Highest Lawful Rate, the Issuer stipulates that such excess will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee (for which the Indenture Trustee shall have no liability of any kind and for the costs and expenses relating to which the Indenture Trustee shall be indemnified by the Issuer for), acting on behalf of the Holder hereof, and the Issuer, and the Holder hereof shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal on this Bond, if any, remaining unpaid.

     The Holder of this Bond, by its acceptance of this Bond, agrees to treat this Bond for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Amounts properly withheld under the Code by any Person from a payment to any Holder of this Bond shall be considered as having been paid by the Issuer to the Holder hereof for all purposes of the Indenture.

     The Issuer, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee or any Authenticating Agent, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:  March [___], 1999


                                      ICCMAC MULTIFAMILY AND COMMERCIAL TRUST
                                           1999-1


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Bonds referred to in the within-mentioned Indenture.

Dated:  March [___], 1999


                                      LASALLE NATIONAL BANK
                                           as Indenture Trustee



                                      By:  _____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the within Bond and hereby authorize(s) the registration of transfer of such Bond to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Bond of a like Percentage Interest and Class to the above named assignee and deliver such Bond to the following address:
______________________________________________________________________
______________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of Assignor


                                           _____________________________________
                                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ________________________________________________
for the account of ____________________________________________________________.

     Payments made by check (such check to be made payable to _________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________
_______________________________________________________________________________.

     This information is provided by _________________________, the Assignee named above, or _________________________, as its agent.

                                    EXHIBIT B

                        FORM OF INDENTURE TRUSTEE REPORT



            Available upon request from the office of the Indenture Trustee, LaSalle National Bank, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674, Attention: Asset-Backed Securities Trust Services Group, Collateralized Mortgage Bonds, ICCMAC Multifamily and Commercial Trust 1999-1.

                                    EXHIBIT C

                                   [RESERVED]

                                   EXHIBIT D-1
                            FORM OF TRANSFEREE LETTER
                           (for exempted Transferees)

                                               [Date]


[BOND REGISTRAR]

     Re:  ICCMAC Multifamily and Commercial Trust 1999-1,
          Collateralized Mortgage Bonds, Series 1991-1 (the "Bonds")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class [X][F][G][H] Bonds having an initial aggregate Bond Principal Amount as of March 10, 1999 (the "Closing Date") of $______________ (the "Transferred Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to an Indenture dated as of February 1, 1999 (the "Indenture"), between ICCMAC Multifamily and Commercial Trust 1999-1, as issuer (the "Issuer") and LaSalle National Bank, as indenture trustee (the "Indenture Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferor, that:

     1. The Transferee is acquiring the Transferred Bonds for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

     2. The  Transferee  understands  that (a) the  Class of Bonds to which  the
Transferred Bonds belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Issuer, the Indenture Trustee or the Bond Registrar is obligated so to register or qualify the Class of Bonds to which the Transferred Bonds belong, and (c) no Transferred Bond may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Bond Registrar has received either: (A) a letter from the transferee substantially in the form attached as Exhibit D-1 to the Indenture; (B) a letter from the transferee substantially in the form attached as Exhibit D-2 to the Indenture; or (C) an opinion of counsel satisfactory to the Indenture Trustee with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

     3. The Transferee understands that it may not sell or otherwise transfer any Transferred Bond except in compliance with the provisions of Section 2 of the Indenture, which provisions it has carefully reviewed, and that each Transferred Bond will bear the following legends:

     THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. UNLESS OTHERWISE PERMITTED PURSUANT TO SECTION 2.13 OF THE INDENTURE, NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND OR INTEREST HEREIN SHALL BE MADE UNLESS (I) SUCH TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION AND/OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IS OTHERWISE MADE IN ACCORDANCE WITH THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AND (II) FOR SO LONG AS ANY OFFERED BOND IS OUTSTANDING, EITHER (A) THIS BOND IS TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF TOGETHER WITH ALL OTHER OUTSTANDING PRIVATE BONDS AND THE OWNERSHIP CERTIFICATE TO A REIT OR A QRS THAT HAS PROVIDED TO THE BOND REGISTRAR A CERTIFICATE TO THE EFFECT THAT IT IS A REIT OR A QRS, AS APPLICABLE, OR (B) THE TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS BOND WOULD NOT CAUSE THE ISSUER TO BE TREATED AS A SEPARATE ASSOCIATION TAXABLE AS A CORPORATION, AS EVIDENCED BY AN OPINION OF COUNSEL DELIVERED TO THE INDENTURE TRUSTEE.

     THIS BOND OR ANY BENEFICIAL INTEREST THEREIN MAY NOT BE TRANSFERRED UNLESS THE BOND REGISTRAR HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Bond, any interest in any Bond or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Bond, any interest in any Bond or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Bond, any interest in any Bond or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Bond, any interest in any Bond or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Bonds under the Securities Act, would render the disposition of the Transferred Bonds a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Bonds pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Bond, any interest in any Bond or any other similar security.

     5. The Transferee has been furnished with all information regarding (a) the Company and the Issuer, (b) the Transferred Bonds and payments thereon, (c) the Indenture and the Trust Estate, (d) the nature and performance of the Collateral, and (e) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Bonds; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

                                       Very truly yours,

                                       _________________________________________
                                       (Transferor)

                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________

                                   EXHIBIT D-2
                            FORM OF TRANSFEREE LETTER
                           (for Rule 144A Transferees)

                                                [Date]


[BOND REGISTRAR]

     Re:  ICCMAC Multifamily and Commercial Trust 1999-1,
          Collateralized Mortgage Bonds, Series 1991-1 (the "Bonds")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class [X][F][G][H] Bonds having an initial aggregate Bond Principal Amount as of March 10, 1999 (the "Closing Date") of $______________ (the "Transferred Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to an Indenture dated as of February 1, 1999 (the "Indenture"), between ICCMAC Multifamily and Commercial Trust 1999-1, as issuer (the "Issuer") and LaSalle National Bank, as indenture trustee (the "Indenture Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferor, that:

     1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Bonds is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Bonds for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Bonds may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

     2. The Transferee has been furnished with all information regarding (a) the Company and the Issuer, (b) the Transferred Bonds and payments thereon, (c) the nature and performance of the Collateral, (d) the Indenture, and (e) all related matters, that it has requested.


                            [SIGNATURE PAGE FOLLOWS]

                                       Very truly yours,

                                       _________________________________________
                                       (Transferor)

                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________

                             ANNEX 1 TO EXHIBIT D-2


          QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [for
             Transferees other than Registered Investment Companies]

            The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Bond Registrar], as Bond Registrar, with respect to the Collateralized Mortgage Bonds being transferred (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Bonds (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

_______________
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


     ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

     ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

     ___  Broker-dealer.  The  Transferee  is a dealer  registered  pursuant  to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

     ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

     ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.) 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Bonds are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

     ___  ___  Will the Transferee be purchasing the Transferred  Bonds only for
     Yes  No   the Transferee's own account?

     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                       Very truly yours,

                                       _________________________________________
                                       (Transferor)

                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________

                             ANNEX 2 TO EXHIBIT D-2

          QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [for
              Transferees that are Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Bond Registrar], as Bond Registrar, with respect to the Collateralized Mortgage Bonds being transferred (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ___ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

     ___ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ___  ___  Will the Transferee be purchasing the Transferred  Bonds only for
     Yes  No   the Transferee's own account?

     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                       _________________________________________
                                       Print Name of Transferee or Adviser

                                       By:  ____________________________________

                                       Name:  __________________________________

                                       Title:  _________________________________


                                       IF AN ADVISER:

                                       _________________________________________
                                       Print Name of Transferee

                                       Date:

                                    EXHIBIT E

                                   [RESERVED]

                                    EXHIBIT F

                                   [RESERVED]

                                    EXHIBIT G

                                   [RESERVED]

                                    EXHIBIT H

                           CLASS S SCHEDULED PAYMENTS

                   Payment Date                        Amount
                   ------------                        ------

                March 25, 1999...................    $400,000.00
                April 25, 1999...................    $400,000.00
                May 25, 1999.....................    $400,000.00
                June 25, 1999....................    $400,000.00
                July 25, 1999....................    $400,000.00
                August 25, 1999..................    $400,000.00
                September 25, 1999...............    $210,000.00
                October 25, 1999.................    $210,000.00
                November 25, 1999................    $210,000.00
                December 25, 1999................    $210,000.00
                January 25, 2000.................    $210,000.00
                February 25, 2000................    $210,000.00
                March 25, 2000...................    $345,000.00
                April 25, 2000...................    $345,000.00
                May 25, 2000.....................    $345,000.00
                June 25, 2000....................    $345,000.00
                July 25, 2000....................    $345,000.00
                August 25, 2000..................    $345,000.00
                September 25, 2000...............    $255,000.00
                October 25, 2000.................    $255,000.00
                November 25, 2000................    $255,000.00
                December 25, 2000................    $255,000.00
                January 25, 2001.................    $255,000.00
                February 25, 2001................    $255,000.00
                March 25, 2001...................    $190,000.00
                April 25, 2001...................    $190,000.00
                May 25, 2001.....................    $190,000.00
                June 25, 2001....................    $190,000.00
                July 25, 2001....................    $190,000.00
                August 25, 2001..................    $190,000.00
                September 25, 2001...............    $155,000.00
                October 25, 2001.................    $155,000.00
                November 25, 2001................    $155,000.00
                December 25, 2001................    $155,000.00
                January 25, 2002.................    $155,000.00
                February 25, 2002................    $155,000.00
                March 25, 2002...................    $135,000.00
                April 25, 2002...................    $135,000.00
                May 25, 2002.....................    $135,000.00
                June 25, 2002....................    $135,000.00
                July 25, 2002....................    $135,000.00
                August 25, 2002..................    $135,000.00
                September 25, 2002...............    $125,000.00
                October 25, 2002.................    $125,000.00
                November 25, 2002................    $125,000.00
                December 25, 2002................    $125,000.00
                January 25, 2003.................    $125,000.00
                February 25, 2003................    $125,000.00
                March 25, 2003...................    $115,000.00
                April 25, 2003...................    $115,000.00
                May 25, 2003.....................    $115,000.00
                June 25, 2003....................    $115,000.00
                July 25, 2003....................    $115,000.00
                August 25, 2003..................    $115,000.00
                September 25, 2003...............    $ 95,000.00
                October 25, 2003.................    $ 95,000.00
                November 25, 2003................    $ 95,000.00
                December 25, 2003................    $ 95,000.00
                January 25, 2004.................    $ 95,000.00
                February 25, 2004................    $ 95,000.00

                                    EXHIBIT I

                           CLASS X SCHEDULED PAYMENTS

                   Payment Date                        Amount
                   ------------                        ------

                March 25, 1999...................     $50,000.00
                April 25, 1999...................      50,000.00
                May 25, 1999.....................      50,000.00
                June 25, 1999....................      50,000.00
                July 25, 1999....................      50,000.00
                August 25, 1999..................      50,000.00
                September 25, 1999...............      50,000.00
                October 25, 1999.................      50,000.00
                November 25, 1999................      50,000.00
                December 25, 1999................      50,000.00
                January 25, 2000.................      50,000.00
                February 25, 2000................      50,000.00
                March 25, 2000...................      50,000.00
                April 25, 2000...................      50,000.00
                May 25, 2000.....................      50,000.00
                June 25, 2000....................      50,000.00
                July 25, 2000....................      50,000.00
                August 25, 2000..................      50,000.00
                September 25, 2000...............      50,000.00
                October 25, 2000.................      50,000.00
                November 25, 2000................      50,000.00
                December 25, 2000................      50,000.00
                January 25, 2001.................      50,000.00
                February 25, 2001................      50,000.00
                March 25, 2001...................      25,000.00
                April 25, 2001...................      25,000.00
                May 25, 2001.....................      25,000.00
                June 25, 2001....................      25,000.00
                July 25, 2001....................      25,000.00
                August 25, 2001..................      25,000.00
                September 25, 2001...............      25,000.00
                October 25, 2001.................      25,000.00
                November 25, 2001................      25,000.00
                December 25, 2001................      25,000.00
                January 25, 2002.................      25,000.00
                February 25, 2002................      25,000.00
                March 25, 2002...................      25,000.00
                April 25, 2002...................      25,000.00
                May 25, 2002.....................      25,000.00
                June 25, 2002....................      25,000.00
                July 25, 2002....................      25,000.00
                August 25, 2002..................      25,000.00
                September 25, 2002...............      25,000.00
                October 25, 2002.................      25,000.00
                November 25, 2002................      25,000.00
                December 25, 2002................      25,000.00
                January 25, 2003.................      25,000.00
                February 25, 2003................      25,000.00
                March 25, 2003...................      25,000.00
                April 25, 2003...................      25,000.00
                May 25, 2003.....................      25,000.00
                June 25, 2003....................      25,000.00
                July 25, 2003....................      25,000.00
                August 25, 2003..................      25,000.00
                September 25, 2003...............      25,000.00
                October 25, 2003.................      25,000.00
                November 25, 2003................      25,000.00
                December 25, 2003................      25,000.00
                January 25, 2004.................      25,000.00
                February 25, 2004................      25,000.00
                March 25, 2004...................      25,000.00
                April 25, 2004...................      25,000.00
                May 25, 2004.....................      25,000.00
                June 25, 2004....................      25,000.00
                July 25, 2004....................      25,000.00
                August 25, 2004..................      25,000.00
                September 25, 2004...............      25,000.00
                October 25, 2004.................      25,000.00
                November 25, 2004................      25,000.00
                December 25, 2004................      25,000.00
                January 25, 2005.................      25,000.00
                February 25, 2005................      25,000.00
                March 25, 2005...................      25,000.00
                April 25, 2005...................      25,000.00
                May 25, 2005.....................      25,000.00
                June 25, 2005....................      25,000.00
                July 25, 2005....................      25,000.00
                August 25, 2005..................      25,000.00
                September 25, 2005...............      25,000.00
                October 25, 2005.................      25,000.00
                November 25, 2005................      25,000.00
                December 25, 2005................      25,000.00
                January 25, 2006.................      25,000.00
                February 25, 2006................      25,000.00